UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08481

Columbia Funds Variable Insurance Trust I
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	December 31, 2007

Date of reporting period:	December 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia Marsico International Opportunities Fund, Variable Series

Columbia Funds Variable Insurance Trust I

Class B

2007 Annual Report

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities and a copy of the Fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-321-7854. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available on the SEC's website. Information regarding how the Fund voted proxies relating to portfolio securities is also available from the Fund's website.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of the Funds of Columbia Funds Variable Insurance Trust I.

Fund shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

The views expressed in the Portfolio Manager's Discussion reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Columbia Management Distributors, Inc. and Columbia Management Advisors, LLC are the distributor and investment adviser, respectively, to Columbia Funds. They and other affiliates of Bank of America provide services to Columbia Funds and receive fees for such services.

Investors should carefully consider the investment objectives, risks, charges and expenses for the Fund before investing. Contact your insurance company for a prospectus, which contains this and other important information about the Fund. Read it carefully before you invest.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia Marsico International
Opportunities Fund, Variable Series

Portfolio management

Columbia Marsico International Opportunities Fund, Variable Series seeks long-term growth of capital.
James G. Gendelman has managed the fund since August 2000.

Performance

Growth of a $10,000 investment

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The returns for the index and the fund include reinvested dividends and capital gains. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

Average annual total returns as of 12/31/07

	1 Year	5 Year	Since Inception*
Columbia Marsico International Opportunities Fund, VS – B	19.68%	23.58%	11.60%
MSCI EAFE Index	11.17%	21.59%	7.37%

*Inception date is March 27, 1998.

MSCI EAFE Index since inception returns as of March 31, 1998.

Performance results reflect any fee waivers or reimbursement of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Annual operating expense ratio*

Class B	1.37%

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower. For current month-end performance information, please contact your insurance company.

Columbia Marsico International Opportunities Fund, Variable Series, outperformed its primary benchmark, the MSCI EAFE Index1, for the 12-month period that ended December 31, 2007. Stock selection in the energy, telecommunications services and information technology sectors was the primary contributor to the fund's performance. Throughout the year, the fund maintained a significant exposure to the consumer discretionary sector, which hurt relative performance because consumer discretionary stocks were weak performers. Currency fluctuations also had a negative impact on the fund's performance for the year.

Key sectors aided return

The fund's investments in energy, telecommunications services and information technology stocks aided its overall return. Brazil-based energy services company Petroleo Brasileiro SA (4.0% of net assets) announced a major new offshore oil discovery, and its share price soared more than 100% for the 12-month period. Wireless telecommunications services providers China Mobile Ltd. and Mexico-based America Movil SAB de CV (1.0% and 1.8% of net assets, respectively) posted solid gains as subscriber growth continued in a number of the emerging markets they serve. In the information technology sector, Research In Motion Ltd. (2.5% of net assets), best known for its BlackBerry wireless device, posted an annual return of approximately 125% and was among the fund's leading individual positions.

Reduced exposure to financials also aided return

Early in 2007, we reduced the fund's exposure to the financials sector relative to the index. This decision benefited return as financials struggled during the period due to credit and liquidity concerns. In addition, a few of the fund's financial holdings posted solid gains, including United Kingdom-based Man Group PLC, India-headquartered ICICI Bank Ltd. and Switzerland-based Julius Baer Holding AG (1.5%. 1.8% and 1.8% of net assets, respectively).

1The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

1

Columbia Marsico International Opportunities Fund, Variable Series (Continued)

Few detractors from performance

The fund maintained significant exposure to the consumer discretionary sector, which hurt performance relative to the benchmark, because the sector was a weak performer during the year. Currency fluctuations also had a negative impact on performance relative to the benchmark. The fund had less exposure than the benchmark to companies whose securities are priced in euros and that trade in countries that utilize the euro as the main currency. As a result, it did not participate fully in the gains that resulted as the euro gained in value versus the dollar. Finally, certain individual positions struggled during the year, including Japan-headquartered Chugai Pharmaceutical Co. Ltd, which was sold, and financial company Mitsui Trust Holdings, Inc. (1.0% of net assets).

Looking ahead

At the end of the period, the fund's primary allocations included consumer discretionary, financials, consumer staples and information technology. The most significant country weights in the fund were Switzerland, France, the United Kingdom, Brazil and Japan. Country-level exposure should generally be considered the result of the stock selection process rather than a primary facet of the fund's investment strategy.

Past performance is no guarantee of future results.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. Since economic and market conditions change frequently, there can be no assurance that the trends described above will continue or that the forecasts will come to pass.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve special risks, including foreign taxation and potential confiscatory levels of taxation and withholding taxes, currency risks, risks associated with possible differences in financial standards and other monetary and political risks.

The fund normally invests in a core portfolio of 35-50 stocks. By maintaining a relatively focused portfolio, the fund may be subject to greater risk than a fund that is less focused.

2

Columbia Marsico International
Opportunities Fund, Variable Series

Shareholder expense example

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the ongoing costs only and do not reflect any transaction costs, including sales charges (loads) or redemption fees, where applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

07/01/07 – 12/31/07

	Account value at the beginning of the period	Account value at the end of the period	Expenses paid during the period*
Actual	$1,000.00	$1,116.90	$7.42
Hypothetical**	$1,000.00	$1,018.20	$7.07

*  Expenses are equal to the annualized expense ratio of 1.39% for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the share class' most recent fiscal half-year and divided by 365. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

**  Assumed 5% return per year before expenses.

3

Columbia Funds

Columbia Marsico International Opportunities Fund, Variable Series

Investment portfolio  December 31, 2007

Shares		Value
	Common stocks — 94.5%
	Consumer discretionary — 22.6%
	Auto components — 4.4%
132,215	Continental AG	$17,145,408
	Automobiles — 2.0%
77,528	DaimlerChrysler AG, Registered Shares	7,509,543
	Distributors — 0.3%
268,000	Li & Fung Ltd.	1,069,247
	Hotels, restaurants & leisure — 4.7%
97,779	Accor SA	7,755,373
59,815	Las Vegas Sands Corp.(a)	6,163,936
1,286,878	Shangri-La Asia Ltd.	4,037,619
		17,956,928
	Household durables — 1.0%
204,432	Gafisa SA	3,827,226
	Media — 6.1%
866,457	British Sky Broadcasting Group PLC	10,621,342
309,295	Grupo Televisa SA, ADR	7,351,942
144,219	JC Decaux SA	5,650,718
		23,624,002
	Multiline retail — 2.0%
48,867	PPR	7,812,787
	Specialty retail — 2.1%
250,000	Esprit Holdings Ltd.	3,702,734
40,200	Yamada Denki Co., Ltd.	4,575,682
		8,278,416
		87,223,557
	Consumer staples — 10.9%
	Beverages — 1.6%
96,783	Heineken NV	6,233,292
	Food & staples retailing — 4.0%
1,641,060	Tesco PLC	15,496,027
	Food products — 4.1%
68,965	Groupe Danone	6,161,486
21,020	Nestle SA, Registered Shares	9,631,651
		15,793,137
	Household products — 1.2%
80,882	Reckitt Benckiser PLC	4,672,465
		42,194,921

Shares		Value
	Energy — 7.0%
	Energy equipment & services — 2.0%
13,675	Cie Generale de Geophysique-Veritas(a)	$3,846,255
40,624	Schlumberger Ltd.	3,996,183
		7,842,438
	Oil, gas & consumable fuels — 5.0%
2,373,200	CNOOC Ltd.	3,983,706
133,723	Petroleo Brasileiro SA, ADR	15,410,238
		19,393,944
		27,236,382
	Financials — 14.0%
	Capital markets — 6.0%
110,737	Credit Suisse Group, Registered Shares	6,658,328
86,359	Julius Baer Holding AG	7,019,574
29,114	Macquarie Group Ltd.	1,929,666
503,796	Man Group PLC	5,794,944
116,100	Nomura Holdings, Inc.	1,940,800
		23,343,312
	Commercial banks — 5.3%
58,916	Erste Bank der Oesterreichischen Sparkassen AG	4,187,447
111,563	ICICI Bank Ltd., ADR	6,861,125
482,000	Mitsui Trust Holdings, Inc.	3,735,825
40,972	Uniao de Bancos Brasileiros SA, GDR	5,721,330
		20,505,727
	Diversified financial services — 1.9%
375,600	Bovespa Holding SA(a)	7,237,685
	Real estate management & development — 0.8%
691,000	CapitaLand Ltd.	2,971,024
		54,057,748
	Health care — 3.8%
	Biotechnology — 2.4%
85,963	Actelion Ltd., Registered Shares(a)	3,917,345
165,106	CSL Ltd.	5,247,249
		9,164,594
	Pharmaceuticals — 1.4%
32,533	Roche Holding AG, Genusschein Shares	5,603,853
		14,768,447
	Industrials — 7.1%
	Aerospace & defense — 0.6%
37,090	MTU Aero Engines Holding AG	2,153,721
	Building products — 1.0%
72,568	Daikin Industries Ltd.	4,051,489

See Accompanying Notes to Financial Statements.
4

Columbia Funds

Columbia Marsico International Opportunities Fund, Variable Series

Investment portfolio (continued)  December 31, 2007

Shares		Value
	Electrical equipment — 2.5%
204,232	ABB Ltd., Registered Shares	$5,888,405
17,844	Alstom	3,791,944
		9,680,349
	Machinery — 0.7%
78,012	GEA Group AG(a)	2,694,399
	Road & rail — 0.5%
162,625	All America Latina Logistica SA	2,083,129
	Trading companies & distributors — 1.3%
729,000	Marubeni Corp.	5,120,351
	Transportation infrastructure — 0.5%
294,000	China Merchants Holdings International Co., Ltd.	1,797,781
		27,581,219
	Information technology — 9.2%
	Communications equipment — 2.5%
83,752	Research In Motion Ltd.(a)	9,497,477
	Computers & peripherals — 0.5%
277,000	FUJITSU Ltd.	1,853,667
	Electronic equipment & instruments — 0.5%
333,000	HON HAI Precision Industry Co., Ltd.	2,056,998
	Internet software & services — 0.5%
5,016	Baidu.com, Inc., ADR(a)	1,958,196
	IT services — 0.9%
225,000	Redecard SA	3,602,389
	Semiconductors & semiconductor equipment — 1.7%
10,760	Samsung Electronics Co., Ltd.	6,324,308
	Software — 2.6%
16,600	Nintendo Co., Ltd.	10,078,651
		35,371,686
	Materials — 8.7%
	Chemicals — 4.4%
56,821	Johnson Matthey PLC	2,116,152
69,623	Lonza Group AG, Registered Shares	8,374,377
46,175	Potash Corp. of Saskatchewan, Inc.	6,647,353
		17,137,882
	Construction materials — 2.9%
106,666	Holcim Ltd., Registered Shares	11,333,694

Shares		Value
	Metals & mining — 1.4%
50,831	Rio Tinto PLC	$5,325,444
		33,797,020
	Telecommunication services — 5.0%
	Wireless telecommunication services — 5.0%
112,504	America Movil SAB de CV, ADR, Series L	6,906,621
215,500	China Mobile Ltd.	3,734,488
371,675	MTN Group Ltd.	6,961,256
34,924	Rogers Communications, Inc., Class B	1,592,007
		19,194,372
	Utilities — 6.2%
	Electric utilities — 3.5%
99,044	Electricite de France	11,737,180
36,190	Public Power Corp.	1,899,221
		13,636,401
	Multi-utilities — 2.7%
112,082	Veolia Environnement	10,179,157
		23,815,558
	Total common stocks (Cost of $284,864,181)	365,240,910
Par
	Short-term obligation — 5.9%
$22,666,000	Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/07, due 01/02/08 at 2.960%, collateralized by a U.S. Government Agency Obligation maturing 10/18/21, market value $23,123,425 (repurchase proceeds $22,669,727)	22,666,000
	Total short-term obligation (Cost of $22,666,000)	22,666,000

Total investments (Cost of $307,530,181)(b)	100.4%	387,906,910
Other assets & liabilities, net	(0.4)%	(1,454,796)
Net assets	100.0%	$386,452,114

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $308,386,186.

See Accompanying Notes to Financial Statements.
5

Columbia Funds

Columbia Marsico International Opportunities Fund, Variable Series

Investment portfolio (continued)  December 31, 2007

The Fund was invested in the following countries at December 31, 2007:

Summary of Securites By Country (Unaudited)	Value	% of Total Investments
Switzerland	$58,427,227	15.1
France	56,934,900	14.7
United Kingdom	44,026,373	11.3
Brazil	37,881,997	9.8
Japan	31,356,465	8.1
Germany	29,503,071	7.6
United States *	28,829,936	7.4
Hong Kong	18,325,576	4.7
Canada	17,736,836	4.6
Mexico	14,258,563	3.7
Australia	7,176,914	1.8
South Africa	6,961,256	1.8
India	6,861,125	1.8
South Korea	6,324,308	1.6
Netherlands	6,233,293	1.6
Austria	4,187,447	1.1
Netherlands Antilles	3,996,183	1.0
Singapore	2,971,025	0.8
Taiwan	2,056,998	0.5
China	1,958,196	0.5
Greece	1,899,221	0.5
	$387,906,910	100.0

* Includes short-term obligation.

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt

GDR	Global Depositary Receipt

See Accompanying Notes to Financial Statements.
6

Columbia Marsico International Opportunities Fund, Variable Series

Statement of assets and liabilities  December 31, 2007

Assets
Investments, at cost	$307,530,181
Investments, at value	387,906,910
Cash	784
Foreign currency (cost of $1,461,579)	1,462,784
Receivable for:
Investments sold	284,361
Fund shares sold	439,410
Interest	1,861
Dividends	168,769
Foreign tax reclaims	62,446
Total assets	390,327,325
Liabilities
Payable for:
Investments purchased	3,072,845
Fund shares repurchased	235,373
Investment advisory fee	257,916
Administration fee	68,547
Transfer agent fee	82
Pricing and bookkeeping fees	2,706
Trustees' fees	56,362
Custody fee	26,733
Distribution fees	78,300
Chief compliance officer expenses	226
Other liabilities	76,121
Total liabilities	3,875,211
Net assets	$386,452,114
Net assets consist of
Paid-in capital	$234,249,439
Undistributed net investment income	4,467,730
Accumulated net realized gain	67,350,210
Net unrealized appreciation on:
Investments	80,376,729
Foreign currency translations	8,006
Net assets	$386,452,114
Shares outstanding	15,317,362
Net asset value per share	$25.23

See Accompanying Notes to Financial Statements.
7

Columbia Marsico International Opportunities Fund, Variable Series

Statement of operations  For the year ended December 31, 2007

Investment income
Dividends	$10,083,596
Interest	1,219,178
Foreign taxes withheld	(800,033)
Total investment income	10,502,741
Expenses
Investment advisory fee	3,309,526
Administration fee	895,817
Distribution fee	1,034,227
Transfer agent fee	261
Pricing and bookkeeping fees	19,671
Trustees' fees	22,693
Custody fee	185,601
Chief compliance officer expenses	756
Other expenses	284,431
Total expenses before interest expense	5,752,983
Interest expense	807
Total expenses	5,753,790
Custody earnings credit	(717)
Net expenses	5,753,073
Net investment income	4,749,668
Net realized and unrealized gain (loss) on investments and foreign currency
Net realized gain (loss) on:
Investments	69,199,142
Foreign currency transactions	(260,411)
Net realized gain	68,938,731
Net change in unrealized appreciation on:
Investments	3,479,595
Foreign currency translations	3,077
Net change in unrealized appreciation	3,482,672
Net gain	72,421,403
Net increase resulting from operations	$77,171,071

See Accompanying Notes to Financial Statements.
8

Columbia Marsico International Opportunities Fund, Variable Series

Statement of changes in net assets

	Year Ended December 31,
Increase (decrease) in net assets	2007	2006
Operations
Net investment income	$4,749,668	$653,807
Net realized gain on investments and foreign currency transactions	68,938,731	18,967,177
Net change in unrealized appreciation on investments and currency translations	3,482,672	41,943,786
Net increase resulting from operations	77,171,071	61,564,770
Distributions to shareholders
From net investment income	(553,929)	(863,489)
From net realized gains	(20,158,305)	(9,115,099)
Total distributions to shareholders	(20,712,234)	(9,978,588)
Share transactions
Subscriptions	152,158,440	203,326,702
Distributions reinvested	20,712,234	9,978,588
Redemptions	(242,484,379)	(23,135,432)
Net increase (decrease)	(69,613,705)	190,169,858
Total increase (decrease) in net assets	(13,154,868)	241,756,040
Net assets
Beginning of period	399,606,982	157,850,942
End of period	386,452,114	399,606,982
Undistributed net investment income at end of period	$4,467,730	$532,402
Changes in shares
Subscriptions	6,556,829	10,292,923
Distributions reinvested	884,005	516,490
Redemptions	(10,331,036)	(1,163,578)
Net increase (decrease)	(2,890,202)	9,645,835

See Accompanying Notes to Financial Statements.
9

Columbia Marsico International Opportunities Fund, Variable Series

Financial highlights

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2007		2006(a)(b)	2005		2004		2003
Class B Shares
Net Asset Value, Beginning of Period	$21.95		$18.44	$15.74		$13.56		$9.67
Income from Investment Operations:
Net investment income(c)	0.27	(d)	0.05	0.12		0.08		—	(e)
Net realized and unrealized gain on investments and foreign currency	3.97		4.14	2.92		2.17		3.89
Total from Investment Operations	4.24		4.19	3.04		2.25		3.89
Less Distributions to Shareholders:
From net investment income	(0.02)		(0.06)	(0.02)		(0.05)		—	(e)
From net realized gains	(0.94)		(0.62)	(0.32)		(0.02)		—
Total Distributions to Shareholders	(0.96)		(0.68)	(0.34)		(0.07)		—	(e)
Net Asset Value, End of Period	$25.23		$21.95	$18.44		$15.74		$13.56
Total return(f)	19.68%		23.22%	19.52	%(g)	16.59	%(g)	40.25	%(g)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense(h)	1.39%		1.37%	1.49%		1.50%		1.45%
Interest expense	—	%(i)	—	—		—		—	%(i)
Net expenses(h)	1.39%		1.37%	1.49%		1.50%		1.45%
Waiver/Reimbursement	—		—	—	%(i)	0.07%		0.39%
Net investment income(h)	1.15%		0.27%	0.78%		0.53%		0.02%
Portfolio turnover rate	133%		102%	154%		130%		147%
Net assets, end of period (000's)	$386,452		$399,607	$157,851		$113,124		$52,611

(a)  On May 1, 2006, Nations Marsico International Opportunities Portfolio was renamed Columbia Marsico International Opportunities Fund, Variable Series.

(b)  On October 2, 2006, the Fund's Share class was renamed Class B shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.08 per share.

(e)  Amount represents less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.
10

Columbia Marsico International Opportunities Fund, Variable Series

Notes to financial statements  December 31, 2007

Note 1.  Organization

Columbia Marsico International Opportunities Fund, Variable Series (the "Fund") is a series of Columbia Funds Variable Insurance Trust I (the "Trust"). The Trust, registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, was organized as a Delaware statutory trust on November 24, 1997.

Investment Objective: The Fund seeks long-term growth of capital.

Fund Shares: The Trust may issue an unlimited number of shares, and the Fund offers one class of shares, Class B. The Fund is an underlying investment vehicle for certain variable annuity contracts and variable life insurance policies issued by life insurance companies.

Note 2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation: Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions: Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

11

Columbia Marsico International Opportunities Fund, Variable Series

Notes to financial statements (continued)  December 31, 2007

Repurchase Agreements: The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions: The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Income Recognition: Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments and/or realized gains, as applicable. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Federal Income Tax Status: The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income or excise taxes.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Foreign Capital Gains Taxes: Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Dividends and Distributions to Shareholders: Distributions to shareholders are recorded on ex-date. Dividends from net investment income are distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

12

Columbia Marsico International Opportunities Fund, Variable Series

Notes to financial statements (continued)  December 31, 2007

For the year ended December 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$(260,411)	$260,411	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

	December 31, 2007	December 31, 2006
Distributions paid from:
Ordinary Income*	$9,573,531	$3,696,263
Long-Term Capital Gains	11,138,703	6,282,325

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$35,520,764	$37,150,773	$79,520,724

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2007, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$87,691,946
Unrealized depreciation	(8,171,222)
Net unrealized appreciation	$79,520,724

The Fund adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 ("FIN 48") effective June 29, 2007. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to net assets. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

13

Columbia Marsico International Opportunities Fund, Variable Series

Notes to financial statements (continued)  December 31, 2007

Note 4.  Fees and Compensation Paid to Affiliates

Investment Advisory Fee: Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides the Fund with investment advisory services. Columbia receives an investment advisory fee, calculated daily and payable monthly, at the annual rate of 0.80% of the Fund's average daily net assets.

Sub-Advisory Fee: Marsico Capital Management, LLC ("Marsico") has been retained by Columbia to serve as the investment sub-advisor to the Fund. As the sub-advisor, Marsico is responsible for the daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Fund. Columbia, from the investment advisory fee it receives, pays Marsico a monthly sub-advisory fee at the annual rate of 0.45% of the Fund's average daily net assets.

Prior to December 14, 2007, Marsico was a wholly owned subsidiary of BOA. Effective December 14, 2007, Thomas F. Marsico, founder and Chief Executive Officer of Marsico, and Marsico Parent Company, LLC, a company controlled by Mr. Marsico, acquired ownership of Marsico from a subsidiary of BOA.

Administration Fee: Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.22% of the Fund's average daily net assets less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below.

Pricing and Bookkeeping Fees: The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus a monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for direct internal costs related to accounting oversight and for services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002 ("direct internal costs") and out-of-pocket expenses. Effective January 1, 2008, the Fund no longer reimburses Columbia for the direct internal costs.

For the year ended December 31, 2007, the amount charged to the Fund by affiliates included on the Statement of Operations under "Pricing and bookkeeping fees" aggregated to $14,303, of which $1,547 is unpaid.

Transfer Agent Fee: Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Effective January 1, 2008, the annual rate increases to $17.34 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Underwriting Discounts and Distribution Fee: Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, serves as distributor of the Fund's shares. The Trust has adopted a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Payments under the

14

Columbia Marsico International Opportunities Fund, Variable Series

Notes to financial statements (continued)  December 31, 2007

Distribution Plan are calculated daily and paid monthly at a maximum annual rate of 0.25% of the average daily net assets attributable to the Class B shares of the Fund.

Fees Paid to Officers and Trustees: All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, another portfolio of the Trust. The expense for the deferred compensation plan is included in "Trustees' fees" in the Statement of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" in the Statement of Assets and Liabilities.

Expense Limits and Fee Waivers: Columbia has contractually agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual Fund operating expenses (exclusive of interest expense) do not exceed 1.50% annually through April 30, 2008. There is no guarantee that these waivers and/or limitations will continue after April 30, 2008.

Custody Credits: The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 5.  Portfolio Information

For the year ended December 31, 2007, the aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government agency obligations and short-term investments, were $516,259,584 and $607,944,201, respectively.

Note 6.  Shares of Beneficial Interest

As of December 31, 2007, the Fund had three shareholders that collectively held 87.1% of the Fund's shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 7.  Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. The committed line of credit charges an annual operations agency fee of $40,000. The uncommitted line of credit may charge an annual administration fee of $15,000. State Street waived the administration fee for the annual extension of the facility on September 17, 2007. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets and are included in "Other expenses" in the Statement of Operations.

For the year ended December 31, 2007, the average daily loan balance outstanding on days where borrowings existed was $5,000,000 at an annualized weighted average interest rate of 5.81%.

15

Columbia Marsico International Opportunities Fund, Variable Series

Notes to financial statements (continued)  December 31, 2007

Note 8.  Significant Risks and Contingencies

Foreign Securities: There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Legal Proceedings: On February 9, 2005, Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC ("BACAP Distributors," now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order") on matters relating to mutual fund trading. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. (now merged into Columbia Management Advisors, LLC) and Columbia Funds Distributors, Inc. (now merged into Columbia Management Distributors, Inc.), the investment advisor to and distributor of the funds then known as the Columbia Funds, respectively, to reduce the management fees of Columbia Funds, including the Nations Funds that are now known as Columbia Funds, and other mutual funds, collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Boards of the Nations Funds now known as Columbia Funds have an independent Chairman, are comprised of at least 75% independent trustees and have engaged an independent consultant with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for seventeen of the Nations Funds that are now known as Columbia Funds and their shareholders, will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007.

Civil Litigation: In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

16

Columbia Marsico International Opportunities Fund, Variable Series

Notes to financial statements (continued)  December 31, 2007

Separately, a putative class action — Mehta v AIG SunAmerica Life Assurance Company — involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc. and now known as Columbia Management Advisors, LLC) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal has been appealed to the United States Court of Appeals for the Fourth Circuit.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust's motion to dismiss this action on December 16, 2005. No appeal was filed. On December 28, 2005, the same plaintiff's attorneys filed another putative class action asserting the same claims (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. The Court granted Columbia Funds Series Trust's motion to dismiss this action on December 27, 2006. The plaintiffs have appealed the decision dismissing this action to the United States Court of Appeals for the Eighth Circuit. That appeal is pending. On February 22, 2006, another putative class action asserting the same claims (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. The plaintiffs voluntarily dismissed this case against Columbia Funds Series Trust and William Carmichael on October 25, 2006. Bank of America, N.A. and Bank of America Corporation are still defendants in the case, pending a ruling on their motion to dismiss.

Note 9.  Subsequent Event

Effective January 1, 2008, Columbia has contractually agreed to waive its advisory fees in the amount that equals the difference between the dollar amount calculated on a monthly basis based on the annualized sub-advisory fee rate to which Marsico was entitled from the Fund prior to January 1, 2008 (0.45%) and the dollar amount calculated on a monthly basis based on the annualized sub-advisory fee rate to which Marsico is entitled from the Fund effective January 1, 2008, as described below. Columbia has contractually agreed to this advisory fee waiver only to the extent the Fund does not have a separate contractual expense limitation arrangement. The Fund currently has such a separate contractual expense limitation arrangement. Columbia has contractually agreed to waive fees and/or reimburse expenses through April 30, 2008, so that total expenses incurred by the Fund, excluding interest expense, will not exceed an annual rate of 1.50% of the Fund's average daily net assets.

Effective January 1, 2008, Marsico is entitled to receive a monthly sub-advisory fee as described below:

Fund Daily Net Assets*	Fee Rate
Assets up to $6 billion	0.45%
Assets in excess of $6 billion and up to $10 billion	0.40%
Assets in excess of $10 billion	0.35%

*  For purposes of the calculation, "Assets" are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico International Opportunities Fund, Variable Series; (ii) Columbia Marsico International Opportunities Fund; (iii) Columbia Multi-Advisor International Equity Fund; and (iv) any future Columbia international equity fund sub-advised by Marsico which Columbia and Marsico mutually agree in writing.

17

Columbia Marsico International Opportunities Fund, Variable Series

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust I and the Class B Shareholders of Columbia Marsico International Opportunities Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Columbia Marsico International Opportunities Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust I) at December 31, 2007, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 22, 2008

18

Columbia Marsico International Opportunities Fund, Variable Series

Federal Income Tax Information (Unaudited)

For the fiscal year ended December 31, 2007, the Fund designates long-term capital gains of $37,172,400.

Foreign taxes paid during the fiscal year ended December 31, 2007, amounting to $800,033 ($0.05 per share) are expected to be passed through to shareholders as 100% allowable foreign tax credits for the fiscal year ended December 31, 2007.

Gross income derived from sources within foreign countries amounted to $10,083,596 ($0.66 per share) for the fiscal year ended December 31, 2007.

Shareholder Meeting Results

On October 22, 2007, a Special Meeting of Shareholders of Columbia Marsico International Opportunities Fund, Variable Series (the "Meeting") was held to consider the following proposal listed on the Fund's Proxy Statement for the Meeting. The votes cast were as follows:

PROPOSAL 1:

To approve a new investment sub-advisory agreement among Marsico Capital Management, LLC, Columbia Management Advisors, LLC and Columbia Funds Variable Insurance Trust I on behalf of Columbia Marsico International Opportunities Fund, Variable Series.

For	Against	Abstain	Non-Votes
12,802,090	317,226	1,051,150	—

The number of votes necessary to conduct the Meeting was obtained, and the new investment sub-advisory agreement among Marsico Capital Management, LLC, Columbia Management Advisors, LLC and Columbia Funds Variable Insurance Trust I on behalf of Columbia Marsico International Opportunities Fund, Variable Series was approved.

19

Columbia Funds

Fund governance trustees

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, address and age, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee/director, Other directorships held
INDEPENDENT TRUSTEES

Edward J. Boudreau (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director, E.J. Boudreau & Associates (consulting), from 2000 through current. Oversees 69. None.

William P. Carmichael (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired. Oversees 69. Director — Cobra Electronics Corporation (electronic equipment manufacturer); Spectrum Brands, Inc. (consumer products); Simmons Company (bedding); and The Finish Line (sportswear)

William A. Hawkins (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President, Retail Banking-IndyMac Bancorp, Inc., from September 1999 to August 2003; retired. Oversees 69. None.

R. Glenn Hilliard (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), from April 2003 through current, Chairman and Chief Executive Officer, ING Americas, from 1999 to April 2003; Non-Executive Director and Chairman — Conseco, Inc. (insurance), from September 2004 through current. Oversees 69. Director — Conseco, Inc. (insurance) and Alea Group Holdings (Bermuda), Ltd. (insurance)

John J. Nagorniak (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	President and Director — Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director — Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman — Franklin Portfolio Associates (investing — Mellon affiliate), 1982 through 2007; retired. Oversees 69. Trustee and Chairman — Research Foundation of CFA Institute; Director — MIT Investment Company; Trustee — MIT 401k Plan.

Anthony M. Santomero (Born 1946) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	President and Chief Executive Officer — Federal Reserve Bank of Philadelphia, 2000 through April 2006; Senior Advisor — McKinsey & Company (consulting), July 2006 through December 2007; Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, through current. Oversees 69. None.

Minor M. Shaw (Born 1947) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President — Micco Corporation and Mickel Investment Group. Oversees 69. Board Member — Piedmont Natural Gas.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

20

Columbia Funds

Fund governance trustees (continued)

Name, address and age, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years
OFFICERS

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	President — Columbia Funds, since October 2004; Managing Director — Columbia Management Advisors, LLC, since September 2004; Senior Vice President — Columbia Management Distributors, Inc., since January 2005; Director — Columbia Management Services, Inc., since January 2005; Director — Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director — FIM Funding, Inc., since January 2005; President and Chief Executive Officer — CDC IXIS AM Services, Inc. (asset management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer — Columbia Funds, since October 2003; Treasurer — the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 — December 2006; Vice President — Columbia Management Advisors, Inc., since April 2003; President — Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer — Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 — Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director of the Adviser and Bank of America Investment Product Group Compliance since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management from August 2004 to May 2005; Managing Director, Deutsche Asset Management prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration since January 2006; Managing Director of Columbia Management of the Adviser from September 2004 to December 2005; Vice President of Fund Administration from June 2002 to September 2004. Vice President of Product Strategy and Development prior to September 2004.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July 2000 to April 2003.

Marybeth C. Pilat (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2007)	Vice President, Mutual Fund Valuation of the Advisor since January 2006; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October 2004; Vice President-Trustee Reporting from April 2002 to October 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October 2002.

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Columbia Marsico International Opportunities Fund, Variable Series

Board Consideration and Re-Approval of Investment Advisory Agreements

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees of Columbia Funds Variable Insurance Trust I (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, (i) the investment advisory agreement with Columbia Management Advisors, LLC ("CMA") for Columbia Marsico International Opportunities Fund, Variable Series and (ii) the investment sub-advisory agreement with Marsico Capital Management, LLC ("Marsico Capital")1 for Columbia Marsico International Opportunities Fund, Variable Series. The investment advisory agreement with CMA and the investment sub-advisory agreement with Marsico Capital (the "Sub-Adviser") are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements." The Fund identified above is referred to as the "Fund."

More specifically, at meetings held on October 15-17, 2007, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Adviser and the re-approval of the Advisory Agreements. The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). During the fee review process, the Consultant's role was to manage the review process to ensure that fees are negotiated in a manner that is at arms' length and reasonable. The Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Consultant's report is available at http://www.columbiafunds.com.

In preparation for the October meetings, the Board met in August and again in September for review and discussion of the materials described below. The Board's review and conclusions are based on comprehensive consideration of all information presented to it and not the result of any single controlling factor.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by CMA and the Sub-Adviser under the Advisory Agreements. The Board also received and considered general information regarding the types of services investment advisers provide to other funds, who, like the Fund, are provided administration services under a separate contract. The most recent investment adviser registration forms ("Forms ADV") for CMA and the Sub-Adviser were made available to the Board, as were CMA's and the Sub-Adviser's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA and the Sub-Adviser.

In addition, the Board considered the investment and legal compliance programs of the Fund, CMA and the Sub-Adviser, including their compliance policies and procedures and reports of the Fund's Chief Compliance Officer.

The Board evaluated the ability of CMA and the Sub-Adviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA's compensation program for its personnel involved in the management of the Fund. The Board also considered CMA's investment in further developing its research and trading departments.

1  Thomas F. Marsico, founder and Chief Executive Officer of Marsico Capital, and Marsico Parent Company, LLC, a company controlled by Mr. Marsico, have signed a definitive agreement to buy back ownership of Marsico Capital from a subsidiary of Bank of America Corporation. At a meeting held in August 2007, the Board, including the Independent Trustees, unanimously approved a new investment sub-advisory agreement with Marsico Capital in connection with the anticipated change of control of Marsico Capital and automatic termination of the existing investment sub-advisory agreement with Marsico Capital. In recognition of this pending transaction, the Board's review discussed herein was to the existing and new investment sub-advisory agreements with Marsico Capital.

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Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by CMA and the Sub-Adviser.

Fund Performance and Expenses

The Board considered the one-year, three-year, five-year and ten-year performance results for the Fund, as relevant. It also considered these results in comparison to the performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to the Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to the Fund's benchmark index. Lipper is an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in the Fund's Peer Group and Universe and considered potential imprecision resulting from the selection methodology.

The Board received and considered statistical information regarding the Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for the Fund's Peer Group and Universe, which comparative data was provided by Lipper. Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from the composition for performance to provide a more accurate basis of comparison. The Board also considered information in the Lipper data that ranked the Fund based on: (i) the Fund's one-year performance compared to actual management fees; (ii) the Fund's one-year performance compared to total expenses; (iii) the Fund's three-year performance compared to actual management fees; and (iv) the Fund's three-year performance compared to total expenses.

Investment Advisory and Sub-Advisory Fee Rates

The Board reviewed and considered the proposed contractual investment advisory fee rate together with the administration fee rate payable by the Fund to CMA for investment advisory services (the "Contractual Management Rate"). The Board also reviewed and considered the proposed contractual investment sub-advisory fee rate (the "Sub-Advisory Agreement Rate") payable by CMA to the Sub-Adviser for investment sub-advisory services. In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rate and considered the Contractual Management Rate after taking the waivers/caps into account (the "Actual Management Rate"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to the NYAG Settlement. The Board also noted reductions in Actual Management Rates and/or total expenses of certain funds across the fund complex. Additionally, the Board received and afforded specific attention to information comparing the Contractual Management Rate and Actual Management Rate with those of the other funds in the Peer Group.

The Board separately considered the Fund because the total expense ratio and the Actual Management Rate of the Fund were appreciably above the median of its Peer Group. However, the Board also noted other factors, such as the positive performance of the Fund relative to its Peer Group, that outweighed the factors noted above.

The Board concluded that the factors noted above supported the Contractual Management Rate and the Actual Management Rate, and the approval of the Advisory Agreements for the Fund.

The Board also reviewed the Sub-Advisory Agreement Rate charged by Marsico Capital, which serves as Sub-Adviser to the Fund. The Board concluded that the Sub-Advisory Agreement Rate was fair and equitable, based on its consideration of the factors described above.

Profitability

The Board received and considered a detailed profitability analysis of CMA based on the Contractual Management Rate and the Actual Management Rate, as well as on other relationships between the Fund on the one hand and CMA affiliates on the other. The analysis included complex-wide and Fund information and a comparison of results using alternative allocation methodologies. The Board concluded that, in light of the costs of providing investment management and other services to the

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Fund, the profits and other ancillary benefits that CMA and its affiliates received from providing these services to the Fund were not unreasonable.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Most particularly, CMA provided information showing that, as a percentage of fund assets, CMA's complex-wide revenues, expenses and profits declined over a two-year period during which fund assets increased by 21%. The Board concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients

The Board also received and considered information about the nature and extent of services and fee rates offered by CMA and the Sub-Adviser to other clients, including separate accounts and institutional investors. In this regard, the Board concluded that, where the Contractual Management Rate, Sub-Advisory Agreement Rate and Actual Management Rate were appreciably above the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Adviser, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Fund.

Other Benefits to CMA

The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates and the Sub-Adviser as a result of their relationship with the Fund. Such benefits could include, among others, benefits attributable to CMA's and the Sub-Adviser's relationships with the Fund (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's and the Sub-Adviser's business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or the Sub-Adviser).

The Board considered the effectiveness of the policies of the Fund in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's and the Sub-Adviser's methods for allocating portfolio investment opportunities among the Fund and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review

As discussed above, the Board reviews materials received from CMA annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Fund receives throughout the year. In this regard, the Board reviews reports of CMA and the Sub-Adviser at each of its quarterly meetings, which includes, among other things, a portfolio review and Fund performance reports. In addition, the Board confers with the portfolio managers of the Fund at various times throughout the year.

Conclusion

After considering the above-described factors, based on its deliberations and its evaluation of the information provided, the Board concluded that the compensation payable to CMA and the Sub-Adviser under the Advisory Agreements was fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreements.

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Summary of Management Fee Evaluation By Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE
CONSULTANT TO THE COLUMBIA NATIONS FUNDS

Prepared pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State,
Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc
October 19, 2007

I. OVERVIEW

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CFD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared the third annual written evaluation of the fee negotiation process. Last year's report (the "2006 Report") was completed by my immediate predecessor IFC, John Rea, who has provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

1  CMA and CFD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the "Funds."

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C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years and finally reviews the status of recommendations made in the 2006 Report.

II. SUMMARY OF FINDINGS

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2007 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years, especially money market Fund performance when ranked in iMoneyNet universes. In each of the 1-year and 3-year periods, 62% of Nations Funds, including 11 of 12 money market Funds, ranked in the top two performance quintiles. The three- and five-year performance rankings of the subadvised Funds are relatively strong, although the 1-year records of most Funds subadvised by Marsico Capital Management ("Marsico" or "MCM") are well below their peers.

4.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

5.  The Nations equity Funds' overall performance adjusted for risk was strong. The performance of 16 0f the 18 equity Funds included in the risk analysis bettered the median in 3-year performance adjusted and unadjusted for risk. No pattern was detected for fixed-income Funds.

6.  The industry-standard procedure used by third parties such as Lipper and Morningstar to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1-fee or A share classes of the Funds are compared to the performance universe that includes all share classes of competitive multi-class funds. Therefore, the procedure ranks shares with zero or 25 basis point 12b-1 fees against classes of competitive funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of competitive funds with comparable 12b-1 fees lowers the relative performance for the Funds examined but does not call into question the general finding that the Nations Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers, with the exception of subadvised funds. Only 17% of the Funds ranked in the two most expensive quintiles for total expenses and 32% in those quintiles for actual management fees.

8.  Generally, the Nations equity Funds with the highest relative fees and expenses are subadvised. These Funds account for 70% of the fourth and fifth quintile rankings for the actual management fee and total expense measures combined. The vast majority of the subadvised equity Funds were in the bottom two quintiles.

9.  Most of the subadvised Funds have management fees that are 11 to 20 basis points higher than those of non-subadvised Columbia Funds with comparable investment styles.

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D. Trustees' Fee and Performance Evaluation Process

10.  The Trustees' evaluation process identified 14 Funds in 2007 for further review based upon their relative performance or expenses or a combination of the two. CMG and Marsico provided further information about those Funds to assist the Trustees in their evaluation. The Trustees, of course, may choose to seek additional information about Nations Funds that do not meet the criteria for further review.

E. Possible Economies of Scale

11.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG did not, however, identify specific sources of economies of scale nor provide estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

12.  An examination of the management fee schedules of a selected number of the Nations Funds suggests that, as a general matter, the breakpoint schedules of these Funds are not out of line with those of competitors.

13.  An analysis of management and administration expenses incurred by CMA in managing the Nations money market Funds finds that the ratio of these expenses to assets levels off above $5 billion. This finding suggests that CMA's proposed restructuring of the money market Funds' management fee schedule is consistent with this relationship between expenses and assets.

F. Management Fees Charged to Institutional Clients

14.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds than for institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

15.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs for purposes of calculating Fund profitability, both direct and indirect, is thoughtful and detailed. CMG also provided profitability data assuming that costs were allocated by assets, demonstrating that the choice of allocation method can have a substantial effect on fund profitability. However, notwithstanding the limitations of any effort to allocate costs to a particular fund, we believe that the ABC method represented a better approximation of CMG's costs of providing services to the Funds than did asset-based allocation.

16.  The materials that set out CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate CMG's expenses and profitability for each Fund.

17.  In 2006, CMG's complex-wide pre-tax margins on the Nations Funds were above the industry median before distribution and below the median when distribution revenues and expenses were included, based on limited data available about publicly-held mutual fund managers. However, as is to be expected in a complex comprising 63 Funds, some Nations Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Nations Funds operate at a loss. There appeared to be some relationship between fund size and profitability, with smaller Funds generally operating at a loss. In particular, the money market Funds as a group had generally higher management-only profit margins than other Nations Funds.

18.  For the Nations Funds subadvised by Marsico, CMG treats the subadvisory fee paid to Marsico as an expense. To reflect Marsico's status as an affiliated company, CMG has provided alternative profitability estimates based on its understanding with Marsico that 35 percent of the subadvisory fee represents Marsico's costs in providing these services. This adjustment thus increases the reported profitability of the Marsico-advised Funds. However, the pending sale of Marsico to its management team would make this treatment not applicable in future years, because Marsico's profits would no longer be retained by a CMG affiliate.

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19.  CMG shares a fixed percentage of its management fee revenues with an affiliate, the Private Bank of Bank of America ("PB" or "Private Bank"), to compensate the PB for services it performs with respect to Nations Fund assets held for the benefit of PB customers. In 2006, these payments totaled $75.5 million. Based on our analysis of the services provided by the PB, we believe all such payments should be regarded as a distribution expense, except for any portion attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

III. RECOMMENDATIONS

1.  Risk-adjusted performance. CMG should provide the Trustees with quantitative information about the risk of each Fund in a format that allows the risk and return of each Fund to be evaluated simultaneously. As part of that effort CMG should develop reliable risk metrics for money market Funds, balanced Funds, and Funds of Funds. CMG should also explain why it believes gross return is a better metric for fixed-income Funds than the net returns used in standard performance reporting.

2.  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style, and each complex (of which Nations is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

3.  Economies of scale. CMG should provide the Trustees with an analysis of potential economies of scale that considers the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase. CMG may consider using the framework suggested for the analysis or any other suitable framework that addresses the relevant concerns.

4.  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include risk and profitability metrics and should feel free to request additional information and explanation from CMG with respect to any Nations Fund whether or not it qualifies as a "Review Fund."

5.  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Funds (which would differ each year) should be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Nations Fund each year would not be an efficient use of Trustee and CMG resources.

6.  Ensuring consistent methodology used by Lipper, Morningstar, and iMoneyNet to construct performance and expense universes and groups. CMG should work with Lipper, Morningstar, and iMoneyNet to make sure that the all three data vendors apply similar techniques and standards in constructing performance and expense universes and in collecting data, if possible. If not, CMG should clearly explain to the Trustees the differences in methodology and the effect such differences may have on rankings. In addition, CMG should ensure that it applies the same ranking methodology to all Funds, including those for which Morningstar and iMoneyNet provide the underlying data.

7.  Uniformity of universes across reporting periods. CMA, based on consultations with its CIOs, has substituted vendors for purposes of universe construction, e.g. Morningstar for Lipper for certain equity Funds and iMoneyNet for Lipper for money market Funds. However, the new universes are not used for all performance periods and have not been used to recalculate last year's performance and expense figures. Therefore, it is difficult to draw useful conclusions from changes in rankings from last year to this year, or from short-term to longer-term performance periods. CMA, when it changes universes, should use both the new and the former universe in the switch-over year so that the Trustees can obtain useful information about performance and expense trends.

8.  Filtering all universes. The Lipper volumes presented to the Trustees, consistent with industry practice, compare the performance of an equity or fixed-income Fund to all other funds and all of their share classes in the Fund's performance universe. This means that the performance of a Columbia Fund A share (with a 25 basis point 12b-1 fee) or a share with no 12b-1 fee is

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compared to many classes of competitive funds with higher distribution fees, such as deferred-sales-charge B shares and level-load C shares. Including shares classes with higher fees than the Columbia Fund share class. This improves the Nations Fund's performance relative to its peers. The difference can be meaningful. Therefore, we recommend that, in addition to the standard Lipper universe presentation, Funds in the third and fourth quintile should be ranked in a universe limited to the one share class per competitive fund whose distribution pricing most closely matches the relevant Fund. The construction of the restricted universes for equity and fixed-income funds is similar to the method used by iMoneyNet in forming performance universes for Nations money market Funds. Further, with respect to money market Funds, we suggest that they be ranked using a class that charges a distribution or service fee close to the average levied on fund assets in a universe of fund classes with comparable fees.

9.  Management fee disparities. Several disparities exist between management fees of Nations and Atlantic Funds with comparable investment strategies. To enable Trustees to identify such disparities, CMG should provide the Trustees with a table that compares management fees of Nations Funds with those of comparable Atlantic and Acorn Funds and an explanation of any significant differences. In addition, whenever CMG proposes a management fee change or expense cap for funds outside the Nations group that are comparable to Nations Funds, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to consider the applicability of the proposed change to the Nations Funds.

10.  Reduction of volume of documents submitted. As the Trustees have noted, the tendency in the fee evaluation process is for the volume of materials prepared for their consideration to increase each year as the participants in the process suggest additional data or presentations of data. However, some of the data may no longer be useful, or its usefulness may be outweighed by the burden of reviewing it. For example, we do not believe that offering two variations of cost allocation by assets is useful. We also question whether profitability data needs to be divided by distribution channel, e.g. retail vs. variable annuity. We also note that some material, especially related to complex-wide profitability, appears multiple times in the 15(c) materials. Finally, for the money market Funds, CMG should provide relative performance and expense data based on the universe that it and the Trustees consider to be most useful, rather than the current practice of providing such data for both Lipper and iMoneyNet universes.

IV. STATUS OF 2006 RECOMMENDATIONS

The 2006 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and their results.

1.  Recommendation: Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

Status: Grids providing both performance and risk rankings for equity and fixed-income funds were prepared by CMG as part of the 2007 15(c) process.

2.  Recommendation: Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

Status: At our request, CMG prepared universes limited to one class of shares per competitive fund for selected funds.

3.  Recommendation: Trustees may wish to review the level of management fees on the subadvised funds to ensure that the conditions and circumstances that warranted the premiums in the past continue to hold. If the review is undertaken, Trustees may wish to discuss with CMG the subadvisory fee paid to MCM inasmuch as CMA is MCM's largest subadvisory client and appears to be charged higher subadvisory fees than those of MCM's other large clients.

Status: The Trustees of the Nations Funds undertook such a review and negotiated breakpoints in the sub-advisory fees payable to MCM to take effect upon the sale of MCM to its management team.

4.  Recommendation: Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis

29

may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

Status: CMG questions the usefulness of such an exercise due to the many variables that can have an effect on costs and revenues as assets increase. We continue to believe that such an exercise would be helpful to the Trustees.

5.  Recommendation: If the study of economies of scale is undertaken, the Trustees may wish to use it to explore alternatives to the flat management fee currently in place for the money market Funds and the Retirement Portfolios.

Status: CMG has presented a proposal for a group-wide advisory fee incorporating breakpoints for the money-market Funds, which was approved by the Trustees.

6.  Recommendation: Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

Status: CMG dated many of the institutional accounts but was not able to determine the date of establishment for all accounts. CMG also provided data on other types of institutional accounts.

7.  Recommendation: Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

Status: We continue to believe that such a statement would help the Trustees understand CMG's business better and place the fund-by-fund profitability reports in context.

8.  Recommendation: Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

Status: CMG provided various summary statements of operations.

9.  Recommendation: Trustees may wish to consider the treatment of the revenue sharing with PB in their review of CMG's profitability.

Status: CMG provided a substantial amount of information reflecting adjustment for Private Bank expenses. We believe that all Private Bank expenses should be backed out of management-only profitability analyses, no Private Bank expenses should be backed out of all-in profitability analyses and only those PB revenue sharing payments not attributable to sub-transfer agency or sub-accounting services should be backed out of ex-distribution profitability analyses.

Respectfully submitted,
Steven E. Asher

30

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31

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32

©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

SHC-42/139012-1207 (02/08) 08-49785

Columbia Marsico Focused Equities Fund,
Variable Series

Columbia Funds Variable Insurance Trust I

Class A

2007 Annual Report

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities and a copy of the Fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-321-7854. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available on the SEC's website. Information regarding how the Fund voted proxies relating to portfolio securities is also available from the Fund's website.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of the Funds of Columbia Funds Variable Insurance Trust I.

Fund shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

The views expressed in the Portfolio Manager's Discussion reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Columbia Management Distributors, Inc. and Columbia Management Advisors, LLC are the distributor and investment adviser, respectively, to Columbia Funds. They and other affiliates of Bank of America provide services to Columbia Funds and receive fees for such services.

Investors should carefully consider the investment objectives, risks, charges and expenses for the Fund before investing. Contact your insurance company for a prospectus, which contains this and other important information about the Fund. Read it carefully before you invest.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia Marsico Focused
Equities Fund, Variable Series

Portfolio management

Columbia Marsico Focused Equities Fund, Variable Series seeks long-term growth of capital.

Thomas F. Marsico
Marsico Capital Management, LLC

Performance

Growth of a $10,000 investment

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The returns for the index and the fund include reinvested dividends and capital gains. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

Average annual total returns as of 12/31/07

	1 Year	5 Year	Since Inception*
Columbia Marsico Focused Equities Fund, VS – A	13.57%	14.99%	9.18%
S&P 500 Index	5.49%	12.83%	4.66%

*Class A shares inception date is March 27, 1998.

Performance results reflect any fee waivers or reimbursement of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Annual operating expense ratio*

Class A	1.05%

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower. For current month-end performance information, please contact your insurance company.

Columbia Marsico Focused Equities Fund, Variable Series outperformed its benchmark, the S&P 500 Index1, for the 12-month period that ended December 31, 2007. Stock selection in the information technology, materials, and financials sectors was a primary area of strength for the fund. In addition, the fund had less exposure than the index to the financials sector, which aided results, as financials were weak performers for the year. The gains from these sectors more than offset weak returns from the consumer discretionary sector.

Stock selection in key sectors aided the fund's return

Stock selection within the information technology, materials and financials sectors was a primary area of strength for the fund. Within information technology, Apple, Inc. and Google, Inc. (4.6% and 4.2% of net assets, respectively) appreciated sharply. In the materials sector, agricultural products company Monsanto Co. (5.2% of net assets) posted a total return of more than 112%. Monsanto Co. has benefited from growth in its corn seed business and improved revenues for Roundup, a chemical weedkiller. Energy service companies Schlumberger Ltd. and Petroleo Brasileiro SA (3.6% and 3.8% of net assets, respectively) were also among the fund's best performing individual positions. Both positions have benefited from increased exploration and development in the oil and gas industry.

On average, the fund had less exposure to financial companies than its benchmark, which aided performance as financial companies were among the weakest-performing areas of the market during the year. One exception to the sector's weakness was Industrial & Commercial Bank of China Ltd. (4.3% of net assets), a fund holding that performed well and aided the fund's overall return.

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large capitalization U.S. stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

1

Columbia Marsico Focused
Equities Fund, Variable Series (Continued)

The fund had more exposure than the benchmark to the weak-performing consumer discretionary sector, which detracted from its return relative to the benchmark even though stock selection in the sector was generally strong. In addition, certain individual securities struggled, including auto manufacturer Toyota Motor Corp., biotechnology company Genentech, Inc. and media company Comcast Corp. (2.6% and 3.4% of net assets, respectively; Comcast was sold.) All three stocks posted negative returns, which detracted from the fund's performance.

As of December 31, 2007, the fund's most significant sector weights included consumer discretionary, information technology, financials, health care and energy.

Past performance is no guarantee of future results.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. Since economic and market conditions change frequently, there can be no assurance that the trends described above will continue or that the forecasts will come to pass.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve special risks, including foreign taxation and potential confiscatory levels of taxation and withholding taxes, currency risks, risks associated with possible differences in financial standards and other monetary and political risks.

The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of more diversified funds.

2

Columbia Marsico Focused
Equities Fund, Variable Series

Shareholder expense example

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges (loads) or redemption fees, where applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

07/01/07 – 12/31/07

Class A	Account value at the beginning of the period	Account value at the end of the period	Expenses paid during the period*
Actual	$1,000.00	$1,113.58	$5.65
Hypothetical**	$1,000.00	$1,019.86	$5.40

*  Expenses are equal to the annualized expense ratio of 1.06% for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the share class' most recent fiscal half-year and divided by 365. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

**  Assumed 5% return per year before expenses.

3

Columbia Funds

Columbia Marsico Focused Equities Fund, Variable Series

Investment portfolio  December 31, 2007

Shares		Value
	Common stocks — 96.3%
	Consumer discretionary — 20.9%
	Auto components — 1.0%
14,735	Continental AG	$1,910,809
	Automobiles — 2.5%
47,997	Toyota Motor Corp., ADR	5,095,841
	Hotels, restaurants & leisure — 15.0%
76,945	Las Vegas Sands Corp.(a)	7,929,182
174,684	McDonald's Corp.	10,290,634
57,634	MGM Mirage(a)	4,842,409
60,342	Wynn Resorts Ltd.	6,766,149
		29,828,374
	Specialty retail — 2.4%
211,677	Lowe's Companies, Inc.	4,788,134
		41,623,158
	Consumer staples — 3.3%
	Food & staples retailing — 3.3%
164,847	CVS Caremark Corp.	6,552,668
	Energy — 11.2%
	Energy equipment & services — 7.4%
72,602	Schlumberger Ltd.	7,141,859
53,396	Transocean, Inc.	7,643,637
		14,785,496
	Oil, gas & consumable fuels — 3.8%
65,837	Petroleo Brasileiro SA, ADR	7,587,056
		22,372,552
	Financials — 11.9%
	Capital markets — 5.4%
38,937	Goldman Sachs Group, Inc.	8,373,402
44,004	Merrill Lynch & Co., Inc.	2,362,134
		10,735,536
	Commercial banks — 4.3%
12,008,000	Industrial & Commercial Bank of China, Class H	8,520,107
	Real estate investment trusts (REITs) — 2.2%
71,316	ProLogis	4,520,008
		23,775,651
	Health care — 11.6%
	Biotechnology — 3.5%
102,038	Genentech, Inc.(a)	6,843,689
	Health care providers & services — 5.2%
178,458	UnitedHealth Group, Inc.	10,386,255

Shares		Value
	Pharmaceuticals — 2.9%
100,297	Merck & Co., Inc.	$5,828,259
		23,058,203
	Industrials — 8.5%
	Aerospace & defense — 5.9%
51,075	General Dynamics Corp.	4,545,164
68,322	Lockheed Martin Corp.	7,191,574
		11,736,738
	Road & rail — 2.6%
41,104	Union Pacific Corp.	5,163,485
		16,900,223
	Information technology — 18.4%
	Computers & peripherals — 6.8%
46,354	Apple, Inc.(a)	9,181,801
86,690	Hewlett-Packard Co.	4,376,111
		13,557,912
	Internet software & services — 4.2%
12,025	Google, Inc., Class A(a)	8,315,047
	Semiconductors & semiconductor equipment — 3.3%
248,485	Intel Corp.	6,624,610
	Software — 4.1%
227,324	Microsoft Corp.	8,092,734
		36,590,303
	Materials — 6.4%
	Chemicals — 6.4%
23,488	Air Products & Chemicals, Inc.	2,316,621
92,801	Monsanto Co.	10,364,944
		12,681,565
	Telecommunication services — 4.1%
	Diversified telecommunication services — 4.1%
198,620	AT&T, Inc.	8,254,647
	Total common stocks (Cost of $133,693,758)	191,808,970
Par
	Short-term obligation — 3.1%
$6,199,000	Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/07, due 01/02/08 at 2.960%, collateralized by an U.S. Government Agency Obligation maturing 07/18/16, market value of $6,323,306 (repurchase proceeds $6,200,019)	6,199,000

See Accompanying Notes to Financial Statements.
4

Columbia Funds

Columbia Marsico Focused Equities Fund, Variable Series

Investment portfolio (continued)  December 31, 2007

		Value
Total short-term obligation (Cost of $6,199,000)		$6,199,000
Total investments (Cost of $139,892,758)(b)	99.4%	198,007,970
Other assets & liabilities, net	0.6%	1,213,298
Net assets	100.0%	$199,221,268

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $140,039,025.

At December 31, 2007, the Fund held investments in the following sectors:

Sector (unaudited)	% of net assets
Consumer discretionary	20.9
Information technology	18.4
Financials	11.9
Health care	11.6
Energy	11.2
Industrials	8.5
Materials	6.4
Telecommunication services	4.1
Consumer staples	3.3
96.3
Short-term obligation	3.1
Other assets & liabilities, net	0.6
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.
5

Columbia Marsico Focused Equities Fund, Variable Series

Statement of assets and liabilities  December 31, 2007

Assets
Investments, at cost	$139,892,758
Investments, at value	198,007,970
Cash	96
Receivable for:
Investments sold	2,823,275
Interest	510
Dividends	161,402
Total assets	200,993,253
Liabilities
Payable for:
Fund shares repurchased	1,475,584
Investment advisory fee	127,463
Administration fee	37,788
Transfer agent fee	19
Pricing and bookkeeping fees	1,667
Trustees' fees	55,856
Audit fee	32,939
Custody fee	3,104
Reports to shareholders	31,680
Distribution fees	3
Chief compliance officer expenses	182
Other liabilities	5,700
Total liabilities	1,771,985
Net assets	$199,221,268
Net assets consist of
Paid-in capital	$117,044,154
Undistributed net investment income	119,630
Accumulated net realized gain	23,942,272
Net unrealized appreciation on investments	58,115,212
Net assets	$199,221,268
Class A:
Net assets	$199,208,941
Shares outstanding	8,710,736
Net asset value per share	$22.87
Class B:
Net assets	$12,327
Shares outstanding	540
Net asset value and offering price per share	$22.83

See Accompanying Notes to Financial Statements.
6

Columbia Marsico Focused Equities Fund, Variable Series

Statement of operations  For the year ended December 31, 2007

Investment income
Dividends	$1,685,095
Interest	186,252
Foreign taxes withheld	(37,280)
Total investment income	1,834,067
Expenses
Investment advisory fee	1,509,636
Administration fee	454,908
Distribution fee – Class B	29
Transfer agent fee	146
Pricing and bookkeeping fees	14,687
Trustees' fees	21,181
Custody fee	19,138
Chief compliance officer expenses	624
Other expenses	135,445
Total expenses	2,155,794
Custody earnings credit	(124)
Net expenses	2,155,670
Net investment loss	(321,603)
Net realized and unrealized gain on investments and foreign currency
Net realized gain on:
Investments	25,887,923
Foreign currency transactions	432
Net realized gain	25,888,355
Net change in unrealized appreciation on:
Investments	411,671
Foreign currency translations	8
Net change in unrealized appreciation	411,679
Net gain	26,300,034
Net increase resulting from operations	$25,978,431

See Accompanying Notes to Financial Statements.
7

Columbia Marsico Focused Equities Fund, Variable Series

Statement of changes in net assets

	Year ended December 31,
Increase (decrease) in net assets	2007	2006(a)
Operations
Net investment income (loss)	$(321,603)	$224,344
Net realized gain on investments and foreign currency transactions	25,888,355	19,913,361
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	411,679	(4,182,566)
Net increase resulting from operations	25,978,431	15,955,139
Distributions to shareholders
From net investment income:
Class A	(234,315)	—
Total distributions to shareholders	(234,315)	—
Share transactions
Class A:
Subscriptions	8,152,569	15,960,144
Distributions reinvested	234,315	—
Redemptions	(41,817,012)	(30,910,018)
Net decrease	(33,430,128)	(14,949,874)
Class B:
Subscriptions	—	10,000
Net increase	—	10,000
Net decrease from share transactions	(33,430,128)	(14,939,874)
Total increase (decrease) in net assets	(7,686,012)	1,015,265
Net assets
Beginning of period	206,907,280	205,892,015
End of period	199,221,268	206,907,280
Undistributed net investment income at end of period	$119,630	$224,758
Changes in shares
Class A:
Subscriptions	383,100	849,637
Distributions reinvested	10,970	—
Redemptions	(1,947,969)	(1,642,623)
Net decrease	(1,553,899)	(792,986)
Class B:
Subscriptions	—	540
Net increase	—	540

(a)  Class B shares commenced operations on October 2, 2006.

See Accompanying Notes to Financial Statements.
8

Columbia Marsico Focused Equities Fund, Variable Series

Financial highlights

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2007	2006(a)(b)		2005		2004		2003
Class A Shares
Net Asset Value, Beginning of Period	$20.16	$18.62		$16.89		$15.16		$11.39
Income from Investment Operations:
Net investment income (loss)(c)	(0.03)	0.02		(0.02)		(0.02)		(0.04)
Net realized and unrealized gain on investments and foreign currency	2.76	1.52		1.75		1.75		3.81
Total from Investment Operations	2.73	1.54		1.73		1.73		3.77
Less Distributions to Shareholders:
From net investment income	(0.02)	—		—		—		—
Total Distributions to Shareholders	(0.02)	—		—		—		—
Net Asset Value, End of Period	$22.87	$20.16		$18.62		$16.89		$15.16
Total return(d)	13.57%	8.27	%(e)	10.24	%(e)	11.41	%(e)	33.10%
Ratios to Average Net Assets/Supplemental Data:
Net expenses(f)	1.06%	1.05%		1.05%		1.09%		1.08%
Waiver/Reimbursement	—	0.18%		0.25%		0.25%		0.25%
Net investment income (loss)(f)	(0.16)%	0.12%		(0.10)%		(0.16)%		(0.29)%
Portfolio turnover rate	62%	67%		68%		99%		76%
Net assets, end of period (000's)	$199,209	$206,896		$205,892		$195,738		$162,096

(a)  On May 1, 2006 Nations Marsico Focused Equities Portfolio was renamed Columbia Marsico Focused Equities Fund, Variable Series.

(b)  On October 2, 2006, the Fund's Share class was renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.
9

Columbia Marsico Focused Equities Fund, Variable Series

Notes to financial statements  December 31, 2007

Note 1.  Organization

Columbia Marsico Focused Equities Fund, Variable Series (the "Fund") is a series of Columbia Funds Variable Insurance Trust I (the "Trust"). The Trust, registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, was organized as a Delaware statutory trust on November 24, 1997.

Investment Objective: The Fund seeks long-term growth of capital.

Fund Shares: The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. The Fund is an underlying investment vehicle for certain variable annuity contracts and variable life insurance policies issued by life insurance companies.

Note 2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation: Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions: Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements: The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is

10

Columbia Marsico Focused Equities Fund, Variable Series

Notes to financial statements (continued)  December 31, 2007 responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions: The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Income Recognition: Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments and/or realized gains, as applicable. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Determination of Class Net Asset Values: All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status: The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income or excise taxes.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Dividends and Distributions to Shareholders: Distributions to shareholders are recorded on the ex-date. Dividends from net investment income, if any, are distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions, distribution reclassifications, allocations of realized gains due to tax rules and redemption

11

Columbia Marsico Focused Equities Fund, Variable Series

Notes to financial statements (continued)  December 31, 2007 based payments treated as dividends paid deduction were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$450,790	$430	$(451,220)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

	December 31, 2007	December 31, 2006
Distributions paid from:
Ordinary Income*	$234,315	—
Long-Term Capital Gains	—	—

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$1,731,356	$22,476,813	$57,968,945

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to wash sales.

Unrealized appreciation and depreciation at December 31, 2007, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$59,025,572
Unrealized depreciation	(1,056,627)
Net unrealized appreciation (or: depreciation)	$57,968,945

Capital loss carryforwards of $1,460,659 were utilized during the year ended December 31, 2007.

The Fund adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109 ("FIN 48") effective June 29, 2007. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to net assets. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

12

Columbia Marsico Focused Equities Fund, Variable Series

Notes to financial statements (continued)  December 31, 2007

Note 4.  Fees and Compensation Paid to Affiliates

Investment Advisory Fee: Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides the Fund with investment advisory services. Columbia receives an investment advisory fee, calculated daily and payable monthly, based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 Million	0.74%
$500 Million to $1 Billion	0.69%
$1 Billion to $1.5 Billion	0.64%
$1.5 Billion to $3 Billion	0.59%
$3 Billion to $6 Billion	0.57%
Over $6 Billion	0.55%

For the year ended December 31, 2007, the Fund's effective investment advisory fee rate was 0.74% of the Fund's average daily net assets.

Sub-Advisory Fee: Marsico Capital Management, LLC ("Marsico") has been retained by Columbia to serve as the investment sub-advisor to the Fund. As the sub-advisor, Marsico is responsible for the daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Fund. Columbia, from the investment advisory fee it receives, pays Marsico a monthly sub-advisory fee at the annual rate of 0.45% of the Fund's average daily net assets.

Prior to December 14, 2007, Marsico was a wholly owned subsidiary of BOA. Effective December 14, 2007, Thomas F. Marsico, founder and Chief Executive Officer of Marsico, and Marsico Parent Company, LLC, a company controlled by Mr. Marsico, acquired ownership of Marsico from a subsidiary of BOA.

Administration Fee: Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.23% of the Fund's average daily net assets less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below.

Pricing and Bookkeeping Fees: The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus a monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for direct internal costs related to accounting oversight and for services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002 ("direct internal costs") and out-of-pocket expenses. Effective January 1, 2008, the Fund no longer reimburses Columbia for the direct internal costs.

For the year ended December 31, 2007, the amount charged to the Fund by affiliates included on the Statement of Operations under "Pricing and bookkeeping fees" aggregated to $14,303, of which $1,547 is unpaid.

Transfer Agent Fee: Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Effective January 1, 2008, the

13

Columbia Marsico Focused Equities Fund, Variable Series

Notes to financial statements (continued)  December 31, 2007 annual rate increases to $17.34 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Underwriting Discounts and Distribution Fee: Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, serves as distributor of the Fund's shares. The Trust has adopted a distribution plan (the "Distribution Plan") with respect to the Class B shares of the Fund, pursuant to Rule 12b-1 under the 1940 Act. Payments under the Distribution Plan are calculated daily and paid monthly at a maximum annual rate of 0.25% of the average daily net assets of the Class B shares.

Fees Paid to Officers and Trustees: All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, another portfolio of the Trust. The expense for the deferred compensation plan is included in "Trustees' fees" in the Statement of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" in the Statement of Assets and Liabilities.

Custody Credits: The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 5.  Portfolio Information

For the year ended December 31, 2007, the aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government agency obligations and short-term investments, were $123,719,948 and $157,411,810, respectively.

Note 6.  Shares of Beneficial Interest

As of December 31, 2007, the Fund had two shareholders that collectively held 94.8% of the Fund's shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 7.  Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%,. The committed line of

14

Columbia Marsico Focused Equities Fund, Variable Series

Notes to financial statements (continued)  December 31, 2007 credit charges an annual operations agency fee of $40,000. The uncommitted line of credit may charge an annual administration fee of $15,000. State Street waived the administration fee for the annual extension of the facility on September 17, 2007. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets and are included in "Other expenses" in the Statement of Operations.

For the year ended December 31, 2007, the Fund did not borrow under these arrangements.

Note 8.  Significant Risks and Contingencies

Foreign Securities: There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Legal Proceedings:  On February 9, 2005, Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC ("BACAP Distributors," now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order") on matters relating to mutual fund trading. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. (now merged into Columbia Management Advisors, LLC) and Columbia Funds Distributors, Inc. (now merged into Columbia Management Distributors, Inc.), the investment advisor to and distributor of the funds then known as the Columbia Funds, respectively, to reduce the management fees of Columbia Funds, including the Nations Funds that are now known as Columbia Funds, and other mutual funds, collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Boards of the Nations Funds now known as Columbia Funds have an independent Chairman, are comprised of at least 75% independent trustees and have engaged an independent consultant with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for seventeen of the Nations Funds that are now known as Columbia Funds and their shareholders, will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds

15

Columbia Marsico Focused Equities Fund, Variable Series

Notes to financial statements (continued)  December 31, 2007

Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action — Mehta v AIG SunAmerica Life Assurance Company — involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc. and now known as Columbia Management Advisors, LLC) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal has been appealed to the United States Court of Appeals for the Fourth Circuit.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust's motion to dismiss this action on December 16, 2005. No appeal was filed. On December 28, 2005, the same plaintiff's attorneys filed another putative class action asserting the same claims (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. The Court granted Columbia Funds Series Trust's motion to dismiss this action on December 27, 2006. The plaintiffs have appealed the decision dismissing this action to the United States Court of Appeals for the Eighth Circuit. That appeal is pending. On February 22, 2006, another putative class action asserting the same claims (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. The plaintiffs voluntarily dismissed this case against Columbia Funds Series Trust and William Carmichael on October 25, 2006. Bank of America, N.A. and Bank of America Corporation are still defendants in the case, pending a ruling on their motion to dismiss.

Note 9.  Subsequent Event

Effective January 1, 2008, Columbia has contractually agreed to waive its advisory fees in the amount that equals the difference between the dollar amount calculated on a monthly basis based on the annualized sub-advisory fee rate to which Marsico was entitled from the Fund prior to January 1, 2008 and the dollar amount calculated on a monthly basis based on the annualized sub-advisory fee rate to which Marsico is entitled from the Fund effective January 1, 2008, as described below. Columbia has contractually agreed to this advisory fee waiver only to the extent the Fund does not have a separate contractual expense limitation arrangement. The Fund does not have a separate contractual expense limitation arrangement.

Effective January 1, 2008, Marsico is entitled to receive a monthly sub-advisory fee as described below:

Fund Daily Net Assets*	Fee Rate
Assets up to $18 billion	0.45%
Assets in excess of $18 billion and up to $21 billion	0.40%
Assets in excess of $21 billion	0.35%

*  For purposes of the calculation, "Assets" are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico Growth Fund, Variable Series; (ii) Columbia Marsico Focused Equities Fund, Variable Series; (iii) Columbia Marsico 21st Century Fund, Variable Series; (iv) Columbia Marsico Growth Master Portfolio; (v) Columbia Marsico Focused Equities Master Portfolio; (vi) Columbia Marsico 21st Century Fund; and (vii) any future Columbia U.S. equity fund sub-advised by Marsico which Columbia and Marsico mutually agree in writing.

16

Columbia Marsico Focused Equities Fund, Variable Series

Report of Independent Registered Public Accounting Firm

To the Class A Shareholders of Columbia Marsico Focused Equities Fund, Variable Series and Trustees of Columbia Funds Variable Insurance Trust I

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Columbia Marsico Focused Equities Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust I) at December 31, 2007, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 22, 2008

17

Columbia Marsico Focused Equities Fund, Variable Series

Federal Income Tax Information (Unaudited)

For the fiscal year ended December 31, 2007, the Fund designates long-term capital gains of $22,476,813.

3.20% of the ordinary dividend income distributed by the Fund for the year ended December 31, 2007 qualifies for the corporate dividends received deduction.

Shareholder Meeting Results

On October 22, 2007, a Special Meeting of Shareholders of Columbia Marsico Focused Equities Fund, Variable Series (the "Meeting") was held to consider the following proposal listed on the Fund's Proxy Statement for the Meeting. The votes cast were as follows:

PROPOSAL 1:

To approve a new investment sub-advisory agreement among Marsico Capital Management, LLC, Columbia Management Advisors, LLC and Columbia Funds Variable Insurance Trust I on behalf of Columbia Marsico Focused Equities Fund, Variable Series.

For	Against	Abstain	Non-Votes
8,448,424	323,916	623,297	—

The number of votes necessary to conduct the Meeting was obtained, and the new investment sub-advisory agreement among Marsico Capital Management, LLC, Columbia Management Advisors, LLC and Columbia Funds Variable Insurance Trust I on behalf of Columbia Marsico Focused Equities Fund, Variable Series was approved.

18

Columbia Funds

Fund governance trustees

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, address and age, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee/director, Other directorships held
INDEPENDENT TRUSTEES

Edward J. Boudreau (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director, E.J. Boudreau & Associates (consulting), from 2000 through current. Oversees 69. None.

William P. Carmichael (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired. Oversees 69. Director — Cobra Electronics Corporation (electronic equipment manufacturer); Spectrum Brands, Inc. (consumer products); Simmons Company (bedding); and The Finish Line (sportswear)

William A. Hawkins (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President, Retail Banking-IndyMac Bancorp, Inc., from September 1999 to August 2003; retired. Oversees 69. None.

R. Glenn Hilliard (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), from April 2003 through current, Chairman and Chief Executive Officer, ING Americas, from 1999 to April 2003; Non-Executive Director and Chairman — Conseco, Inc. (insurance), from September 2004 through current. Oversees 69. Director — Conseco, Inc. (insurance) and Alea Group Holdings (Bermuda), Ltd. (insurance)

John J. Nagorniak (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	President and Director — Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director — Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman — Franklin Portfolio Associates (investing — Mellon affiliate), 1982 through 2007; retired. Oversees 69. Trustee and Chairman — Research Foundation of CFA Institute; Director — MIT Investment Company; Trustee — MIT 401k Plan.

Anthony M. Santomero (Born 1946) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	President and Chief Executive Officer — Federal Reserve Bank of Philadelphia, 2000 through April 2006; Senior Advisor — McKinsey & Company (consulting), July 2006 through December 2007; Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, through current. Oversees 69. None.

Minor M. Shaw (Born 1947) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President — Micco Corporation and Mickel Investment Group. Oversees 69. Board Member — Piedmont Natural Gas.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

19

Columbia Funds

Fund governance trustees (continued)

Name, address and age, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years
OFFICERS

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	President — Columbia Funds, since October 2004; Managing Director — Columbia Management Advisors, LLC, since September 2004; Senior Vice President — Columbia Management Distributors, Inc., since January 2005; Director — Columbia Management Services, Inc., since January 2005; Director — Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director — FIM Funding, Inc., since January 2005; President and Chief Executive Officer — CDC IXIS AM Services, Inc. (asset management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer — Columbia Funds, since October 2003; Treasurer — the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 — December 2006; Vice President — Columbia Management Advisors, Inc., since April 2003; President — Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer — Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 — Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director of the Adviser and Bank of America Investment Product Group Compliance since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management from August 2004 to May 2005; Managing Director, Deutsche Asset Management prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration since January 2006; Managing Director of Columbia Management of the Adviser from September 2004 to December 2005; Vice President of Fund Administration from June 2002 to September 2004. Vice President of Product Strategy and Development prior to September 2004.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July 2000 to April 2003.

Marybeth C. Pilat (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2007)	Vice President, Mutual Fund Valuation of the Advisor since January 2006; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October 2004; Vice President-Trustee Reporting from April 2002 to October 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October 2002.

20

Columbia Marsico Focused Equities Fund, Variable Series

Board Consideration and Re-Approval of Investment Advisory Agreements

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees of Columbia Funds Variable Insurance Trust I (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, (i) the investment advisory agreement with Columbia Management Advisors, LLC ("CMA") for Columbia Marsico Focused Equities Fund, Variable Series and (ii) the investment sub-advisory agreement with Marsico Capital Management, LLC ("Marsico Capital")1 for Columbia Marsico Focused Equities fund, Variable Series. The investment advisory agreement with CMA and the investment sub-advisory agreement with Marsico Capital (the "Sub-Adviser") are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements." The Fund identified above is referred to as the "Fund."

More specifically, at meetings held on October 15-17, 2007, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Adviser and the re-approval of the Advisory Agreements. The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). During the fee review process, the Consultant's role was to manage the review process to ensure that the fees are negotiated in a manner that is at arms' length and reasonable. The Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Consultant's report is available at http://www.columbiafunds.com.

In preparation for the October meetings, the Board met in August and again in September for review and discussion of the materials described below. The Board's review and conclusions are based on comprehensive consideration of all information presented to it and not the result of any single controlling factor.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by CMA and the Sub-Adviser under the Advisory Agreements. The Board also received and considered general information regarding the types of services investment advisers provide to other funds, who, like the Fund, are provided administration services under a separate contract. The most recent investment adviser registration forms ("Forms ADV") for CMA and the Sub-Adviser were made available to the Board, as were CMA's and the Sub-Adviser's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed an analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA and the Sub-Adviser.

In addition, the Board considered the investment and legal compliance programs of the Fund, CMA and the Sub-Adviser, including their compliance policies and procedures and reports of the Fund's Chief Compliance Officer.

The Board evaluated the ability of CMA and the Sub-Adviser, based on their resources, reputation and other attributes, to attract and retail qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA's compensation program for its personnel involved in the management of the Fund. The Board also considered CMA's investment in further developing its research and trading departments.

1  Thomas F. Marsico, founder and Chief Executive Officer of Marsico Capital, and Marsico Parent Company, LLC, a company controlled by Mr. Marsico, have signed a definitive agreement to buy back ownership of Marsico Capital from a subsidiary of Bank of America Corporation. At a meeting held in August 2007, the Board, including the Independent Trustees, unanimously approved a new investment sub-advisory agreement with Marsico Capital in connection with the anticipated change of control of Marsico Capital and automatic termination of the existing investment sub-advisory agreement with Marsico Capital, In recognition of this pending transaction, the Board's review discussed herein was to the existing and new investment sub-advisory agreements with Marsico Capital.

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Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by CMA and the Sub-Adviser.

Fund Performance and Expenses

The Board considered the one-year, three-year, five-year and ten-year performance results for the Fund, as relevant. It also considered these results in comparison to the performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to the Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to the Fund's benchmark index. Lipper is an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in the Fund's Peer Group and Universe and considered potential imprecision resulting from the selection methodology.

The Board received and considered statistical information regarding the Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for the Fund's Peer Group and Universe, which comparative data was provided by Lipper. Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from the composition for performance to provide a more accurate basis of comparison. The Board also considered information in the Lipper data that ranked the Fund based on: (i) the Fund's one-year performance compared to actual management fees; (ii) the Fund's one-year performance compared to total expenses; (iii) the Fund's three-year performance compared to actual management fees; and (iv) the Fund's three-year performance compared to total expenses.

Investment Advisory and Sub-Advisory Fee Rates

The Board reviewed and considered the proposed contractual investment advisory fee rate together with the administration fee rate payable by the Fund to CMA for investment advisory services (the "Contractual Management Rate"). The Board also reviewed and considered the proposed contractual investment sub-advisory fee rate (the "Sub-Advisory Agreement Rate") payable by CMA to the Sub-Advisor for investment sub-advisory services. In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rate and considered the Contractual Management Rate after taking the waivers/caps into account (the "Actual Management Rate"). The Board noted that, on a complex-side basis, CMA had reduced annual management fees by at least $32 million per year pursuant to the NYAG Settlement. The Board also noted reductions in Actual Management Rates and/or total expenses of certain funds across the fund complex. Additionally, the Board received and afforded specific attention to information comparing the Contractual Management Rate and Actual Management Rate with those of the other funds in the Peer Groups.

The Board separately considered Columbia Marsico Focused Equities Fund, Variable Series because the total expense ratio and the Actual Management Rate of the Fund were appreciably above the median of its Peer Group. However, the Board also noted other factors, such as the positive performance of the Fund relative to its Peer Group, that outweighed the factors noted above.

The Board concluded that the factors noted above supported the Contractual Management Rate and the Actual Management Rate, and the approval of the Advisory Agreements for the Fund.

The Board also reviewed the Sub-Advisory Agreement Rate charged by Marsico Capital, which serve as Sub-Adviser to the Fund. The Board concluded that the Sub-Advisory Agreement Rate was fair and equitable, based on its consideration of the factors described above.

Profitability

The Board received and considered a detailed profitability analysis of CMA based on the Contractual Management Rate and the Actual Management Rate, as well as on other relationships between the Fund on the one hand and CMA affiliates on the other. The analysis included complex-side and Fund information and a comparison of the results using alternative allocation methodologies. The Board concluded that, in light of the costs of providing investment management and other services to the

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Fund, the profits and other ancillary benefits that CMA and its affiliates received from providing these services to the fund were not unreasonable.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Most particularly, CMA provided information showing that, as a percentage of fund assets, CMA's complex-wide revenues, expenses and profits declined over a two-year period during which the fund assets increased by 21%. The Board concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

The Board acknowledged the inherent limitations of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment advisor across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients

The Board also received and considered information about the nature and fee rates offered by CMA and the Sub-Adviser to other clients, including separate accounts and institutional investors. In this regard, the Board concluded that, where the Contractual Management Rate, Sub-Advisory Agreement Rate and Actual Management Rate were appreciably above the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Adviser, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Fund.

Other Benefits to CMA

The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates and the Sub-Adviser as a result of their relationship with the Fund. Such benefits could include, among others, benefits attributable to CMA's and the Sub-Adviser's relationships with the Fund (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's and the Sub-Adviser's business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or the Sub-Adviser).

The Board considered the effectiveness of the policies of the Fund in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's and the Sub-Adviser's methods for allocating portfolio investment opportunities among the Funds and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review

As discussed above, the Board reviews materials received from CMA annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Fund receives throughout the year. In this regard, the Board reviews reports of CMA and the Sub-Adviser at each of its quarterly meetings, which includes, among other things, a portfolio review and Fund performance reports. In addition, the Board confers with the portfolio managers of the Funds at various times throughout the year.

Conclusion

After considering the above-described factors, based on its deliberations and its evaluation of the information provided, the Fund concluded that the compensation payable to CMA and the Sub-Adviser under the Advisory Agreements was fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreements.

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Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE
CONSULTANT TO THE COLUMBIA NATIONS FUNDS

Prepared pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State,
Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc
October 19, 2007

I. OVERVIEW

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CFD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared the third annual written evaluation of the fee negotiation process. Last year's report (the "2006 Report") was completed by my immediate predecessor IFC, John Rea, who has provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

1  CMA and CFD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the "Funds."

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C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years and finally reviews the status of recommendations made in the 2006 Report.

II. SUMMARY OF FINDINGS

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2007 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years, especially money market Fund performance when ranked in iMoneyNet universes. In each of the 1-year and 3-year periods, 62% of Nations Funds, including 11 of 12 money market Funds, ranked in the top two performance quintiles. The three- and five-year performance rankings of the subadvised Funds are relatively strong, although the 1-year records of most Funds subadvised by Marsico Capital Management ("Marsico" or "MCM") are well below their peers.

4.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

5.  The Nations equity Funds' overall performance adjusted for risk was strong. The performance of 16 0f the 18 equity Funds included in the risk analysis bettered the median in 3-year performance adjusted and unadjusted for risk. No pattern was detected for fixed-income Funds.

6.  The industry-standard procedure used by third parties such as Lipper and Morningstar to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1-fee or A share classes of the Funds are compared to the performance universe that includes all share classes of competitive multi-class funds. Therefore, the procedure ranks shares with zero or 25 basis point 12b-1 fees against classes of competitive funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of competitive funds with comparable 12b-1 fees lowers the relative performance for the Funds examined but does not call into question the general finding that the Nations Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers, with the exception of subadvised funds. Only 17% of the Funds ranked in the two most expensive quintiles for total expenses and 32% in those quintiles for actual management fees.

8.  Generally, the Nations equity Funds with the highest relative fees and expenses are subadvised. These Funds account for 70% of the fourth and fifth quintile rankings for the actual management fee and total expense measures combined. The vast majority of the subadvised equity Funds were in the bottom two quintiles.

9.  Most of the subadvised Funds have management fees that are 11 to 20 basis points higher than those of non-subadvised Columbia Funds with comparable investment styles.

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D. Trustees' Fee and Performance Evaluation Process

10.  The Trustees' evaluation process identified 14 Funds in 2007 for further review based upon their relative performance or expenses or a combination of the two. CMG and Marsico provided further information about those Funds to assist the Trustees in their evaluation. The Trustees, of course, may choose to seek additional information about Nations Funds that do not meet the criteria for further review.

E. Possible Economies of Scale

11.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG did not, however, identify specific sources of economies of scale nor provide estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

12.  An examination of the management fee schedules of a selected number of the Nations Funds suggests that, as a general matter, the breakpoint schedules of these Funds are not out of line with those of competitors.

13.  An analysis of management and administration expenses incurred by CMA in managing the Nations money market Funds finds that the ratio of these expenses to assets levels off above $5 billion. This finding suggests that CMA's proposed restructuring of the money market Funds' management fee schedule is consistent with this relationship between expenses and assets.

F. Management Fees Charged to Institutional Clients

14.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds than for institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

15.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs for purposes of calculating Fund profitability, both direct and indirect, is thoughtful and detailed. CMG also provided profitability data assuming that costs were allocated by assets, demonstrating that the choice of allocation method can have a substantial effect on fund profitability. However, notwithstanding the limitations of any effort to allocate costs to a particular fund, we believe that the ABC method represented a better approximation of CMG's costs of providing services to the Funds than did asset-based allocation.

16.  The materials that set out CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate CMG's expenses and profitability for each Fund.

17.  In 2006, CMG's complex-wide pre-tax margins on the Nations Funds were above the industry median before distribution and below the median when distribution revenues and expenses were included, based on limited data available about publicly-held mutual fund managers. However, as is to be expected in a complex comprising 63 Funds, some Nations Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Nations Funds operate at a loss. There appeared to be some relationship between fund size and profitability, with smaller Funds generally operating at a loss. In particular, the money market Funds as a group had generally higher management-only profit margins than other Nations Funds.

18.  For the Nations Funds subadvised by Marsico, CMG treats the subadvisory fee paid to Marsico as an expense. To reflect Marsico's status as an affiliated company, CMG has provided alternative profitability estimates based on its understanding with Marsico that 35 percent of the subadvisory fee represents Marsico's costs in providing these services. This adjustment thus increases the reported profitability of the Marsico-advised Funds. However, the pending sale of Marsico to its management team would make this treatment not applicable in future years, because Marsico's profits would no longer be retained by a CMG affiliate.

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19.  CMG shares a fixed percentage of its management fee revenues with an affiliate, the Private Bank of Bank of America ("PB" or "Private Bank"), to compensate the PB for services it performs with respect to Nations Fund assets held for the benefit of PB customers. In 2006, these payments totaled $75.5 million. Based on our analysis of the services provided by the PB, we believe all such payments should be regarded as a distribution expense, except for any portion attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

III. RECOMMENDATIONS

1.  Risk-adjusted performance. CMG should provide the Trustees with quantitative information about the risk of each Fund in a format that allows the risk and return of each Fund to be evaluated simultaneously. As part of that effort CMG should develop reliable risk metrics for money market Funds, balanced Funds, and Funds of Funds. CMG should also explain why it believes gross return is a better metric for fixed-income Funds than the net returns used in standard performance reporting.

2.  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style, and each complex (of which Nations is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

3.  Economies of scale. CMG should provide the Trustees with an analysis of potential economies of scale that considers the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase. CMG may consider using the framework suggested for the analysis or any other suitable framework that addresses the relevant concerns.

4.  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include risk and profitability metrics and should feel free to request additional information and explanation from CMG with respect to any Nations Fund whether or not it qualifies as a "Review Fund."

5.  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Funds (which would differ each year) should be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Nations Fund each year would not be an efficient use of Trustee and CMG resources.

6.  Ensuring consistent methodology used by Lipper, Morningstar, and iMoneyNet to construct performance and expense universes and groups. CMG should work with Lipper, Morningstar, and iMoneyNet to make sure that the all three data vendors apply similar techniques and standards in constructing performance and expense universes and in collecting data, if possible. If not, CMG should clearly explain to the Trustees the differences in methodology and the effect such differences may have on rankings. In addition, CMG should ensure that it applies the same ranking methodology to all Funds, including those for which Morningstar and iMoneyNet provide the underlying data.

7.  Uniformity of universes across reporting periods. CMA, based on consultations with its CIOs, has substituted vendors for purposes of universe construction, e.g. Morningstar for Lipper for certain equity Funds and iMoneyNet for Lipper for money market Funds. However, the new universes are not used for all performance periods and have not been used to recalculate last year's performance and expense figures. Therefore, it is difficult to draw useful conclusions from changes in rankings from last year to this year, or from short-term to longer-term performance periods. CMA, when it changes universes, should use both the new and the former universe in the switch-over year so that the Trustees can obtain useful information about performance and expense trends.

8.  Filtering all universes. The Lipper volumes presented to the Trustees, consistent with industry practice, compare the performance of an equity or fixed-income Fund to all other funds and all of their share classes in the Fund's performance universe. This means that the performance of a Columbia Fund A share (with a 25 basis point 12b-1 fee) or a share with no 12b-1 fee is

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compared to many classes of competitive funds with higher distribution fees, such as deferred-sales-charge B shares and level-load C shares. Including shares classes with higher fees than the Columbia Fund share class. This improves the Nations Fund's performance relative to its peers. The difference can be meaningful. Therefore, we recommend that, in addition to the standard Lipper universe presentation, Funds in the third and fourth quintile should be ranked in a universe limited to the one share class per competitive fund whose distribution pricing most closely matches the relevant Fund. The construction of the restricted universes for equity and fixed-income funds is similar to the method used by iMoneyNet in forming performance universes for Nations money market Funds. Further, with respect to money market Funds, we suggest that they be ranked using a class that charges a distribution or service fee close to the average levied on fund assets in a universe of fund classes with comparable fees.

9.  Management fee disparities. Several disparities exist between management fees of Nations and Atlantic Funds with comparable investment strategies. To enable Trustees to identify such disparities, CMG should provide the Trustees with a table that compares management fees of Nations Funds with those of comparable Atlantic and Acorn Funds and an explanation of any significant differences. In addition, whenever CMG proposes a management fee change or expense cap for funds outside the Nations group that are comparable to Nations Funds, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to consider the applicability of the proposed change to the Nations Funds.

10.  Reduction of volume of documents submitted. As the Trustees have noted, the tendency in the fee evaluation process is for the volume of materials prepared for their consideration to increase each year as the participants in the process suggest additional data or presentations of data. However, some of the data may no longer be useful, or its usefulness may be outweighed by the burden of reviewing it. For example, we do not believe that offering two variations of cost allocation by assets is useful. We also question whether profitability data needs to be divided by distribution channel, e.g. retail vs. variable annuity. We also note that some material, especially related to complex-wide profitability, appears multiple times in the 15(c) materials. Finally, for the money market Funds, CMG should provide relative performance and expense data based on the universe that it and the Trustees consider to be most useful, rather than the current practice of providing such data for both Lipper and iMoneyNet universes.

IV. STATUS OF 2006 RECOMMENDATIONS

The 2006 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and their results.

1.  Recommendation: Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

Status: Grids providing both performance and risk rankings for equity and fixed-income funds were prepared by CMG as part of the 2007 15(c) process.

2.  Recommendation: Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

Status: At our request, CMG prepared universes limited to one class of shares per competitive fund for selected funds.

3.  Recommendation: Trustees may wish to review the level of management fees on the subadvised funds to ensure that the conditions and circumstances that warranted the premiums in the past continue to hold. If the review is undertaken, Trustees may wish to discuss with CMG the subadvisory fee paid to MCM inasmuch as CMA is MCM's largest subadvisory client and appears to be charged higher subadvisory fees than those of MCM's other large clients.

Status: The Trustees of the Nations Funds undertook such a review and negotiated breakpoints in the sub-advisory fees payable to MCM to take effect upon the sale of MCM to its management team.

4.  Recommendation: Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis

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may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

Status: CMG questions the usefulness of such an exercise due to the many variables that can have an effect on costs and revenues as assets increase. We continue to believe that such an exercise would be helpful to the Trustees.

5.  Recommendation: If the study of economies of scale is undertaken, the Trustees may wish to use it to explore alternatives to the flat management fee currently in place for the money market Funds and the Retirement Portfolios.

Status: CMG has presented a proposal for a group-wide advisory fee incorporating breakpoints for the money-market Funds, which was approved by the Trustees.

6.  Recommendation: Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

Status: CMG dated many of the institutional accounts but was not able to determine the date of establishment for all accounts. CMG also provided data on other types of institutional accounts.

7.  Recommendation: Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

Status: We continue to believe that such a statement would help the Trustees understand CMG's business better and place the fund-by-fund profitability reports in context.

8.  Recommendation: Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

Status: CMG provided various summary statements of operations.

9.  Recommendation: Trustees may wish to consider the treatment of the revenue sharing with PB in their review of CMG's profitability.

Status: CMG provided a substantial amount of information reflecting adjustment for Private Bank expenses. We believe that all Private Bank expenses should be backed out of management-only profitability analyses, no Private Bank expenses should be backed out of all-in profitability analyses and only those PB revenue sharing payments not attributable to sub-transfer agency or sub-accounting services should be backed out of ex-distribution profitability analyses.

Respectfully submitted,
Steven E. Asher

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©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

SHC-42/138986-1207 (02/08) 08-49781

Columbia Marsico Focused Equities Fund,
Variable Series

Columbia Funds Variable Insurance Trust I

Class B

2007 Annual Report

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities and a copy of the Fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-321-7854. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available on the SEC's website. Information regarding how the Fund voted proxies relating to portfolio securities is also available from the Fund's website.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of the Funds of Columbia Funds Variable Insurance Trust I.

Fund shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

The views expressed in the Portfolio Manager's Discussion reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Columbia Management Distributors, Inc. and Columbia Management Advisors, LLC are the distributor and investment adviser, respectively, to Columbia Funds. They and other affiliates of Bank of America provide services to Columbia Funds and receive fees for such services.

Investors should carefully consider the investment objectives, risks, charges and expenses for the Fund before investing. Contact your insurance company for a prospectus, which contains this and other important information about the Fund. Read it carefully before you invest.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia Marsico Focused
Equities Fund, Variable Series

Portfolio management

Columbia Marsico Focused Equities Fund, Variable Series seeks long-term growth of capital.

Thomas F. Marsico
Marsico Capital Management, LLC

Performance

Growth of a $10,000 investment

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The returns for the index and the fund include reinvested dividends and capital gains. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

Average annual total returns (as of 12/31/07)

	1 Year	5 Year	Since Inception*
Columbia Marsico Focused Equities Fund, VS – B	13.30%	14.90%	9.13%
S&P 500 Index	5.49%	12.83%	4.66%

*Class B Shares inception date is October 2, 2006.

Performance results reflect any fee waivers or reimbursement of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Class B shares (newer class shares) performance information includes returns of the fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. If differences in expenses were reflected, the returns shown for the periods prior to the inception of the newer class of shares would be lower. Class A was initially offered on March 27, 1998.

Annual operating expense ratio (%)*

Class B	1.30

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower. For current month-end performance information, please contact your insurance company.

Columbia Marsico Focused Equities Fund, Variable Series outperformed its benchmark, the S&P 500 Index1, for the 12-month period that ended December 31, 2007. Stock selection in the information technology, materials, and financials sectors was a primary area of strength for the fund. In addition, the fund had less exposure than the index to the financials sector, which aided results, as financials were weak performers for the year. The gains from these sectors more than offset weak returns from the consumer discretionary sector.

Stock selection in key sectors aided the fund's return

Stock selection within the information technology, materials and financials sectors was a primary area of strength for the fund. Within information technology, Apple, Inc. and Google, Inc. (4.6% and 4.2% of net assets, respectively) appreciated sharply. In the materials sector, agricultural products company Monsanto Co. (5.2% of net assets) posted a total return of more than 112%. Monsanto Co. has benefited from growth in its corn seed business and improved revenues for Roundup, a chemical weedkiller. Energy service companies Schlumberger Ltd. and Petroleo Brasileiro SA (3.6% and 3.8% of net assets, respectively) were also among the fund's best performing individual positions. Both positions have benefited from increased exploration and development in the oil and gas industry.

On average, the fund had less exposure to financial companies than its benchmark, which aided performance as financial companies were among the weakest-performing areas of the market during the year. One exception to the sector's weakness

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large capitalization U.S. stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

1

Columbia Marsico Focused
Equities Fund, Variable Series (Continued)

was Industrial & Commercial Bank of China Ltd. (4.3% of net assets), a fund holding that performed well and aided the fund's overall return.

The fund had more exposure than the benchmark to the weak-performing consumer discretionary sector, which detracted from its return relative to the benchmark even though stock selection in the sector was generally strong. In addition, certain individual securities struggled, including auto manufacturer Toyota Motor Corp., biotechnology company Genentech, Inc. and media company Comcast Corp. (2.6% and 3.4% of net assets, respectively; Comcast was sold.) All three stocks posted negative returns, which detracted from the fund's performance.

As of December 31, 2007, the fund's most significant sector weights included consumer discretionary, information technology, financials, health care and energy.

Past performance is no guarantee of future results.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. Since economic and market conditions change frequently, there can be no assurance that the trends described above will continue or that the forecasts will come to pass.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve special risks, including foreign taxation and potential confiscatory levels of taxation and withholding taxes, currency risks, risks associated with possible differences in financial standards and other monetary and political risks.

The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of more diversified funds.

2

Columbia Marsico Focused
Equities Fund, Variable Series

Shareholder expense example

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges (loads) or redemption fees, where applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

07/01/07 – 12/31/07

Class B	Account value at the beginning of the period	Account value at the end of the period	Expenses paid during the period*
Actual	$1,000.00	$1,112.01	$6.97
Hypothetical**	$1,000.00	$1,018.60	$6.67

*  Expenses are equal to the annualized expense ratio of 1.31% for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the share class' most recent fiscal half-year and divided by 365. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

**  Assumed 5% return per year before expenses.

3

Columbia Funds

Columbia Marsico Focused Equities Fund, Variable Series

Investment portfolio  December 31, 2007

Shares		Value
	Common stocks — 96.3%
	Consumer discretionary — 20.9%
	Auto components — 1.0%
14,735	Continental AG	$1,910,809
	Automobiles — 2.5%
47,997	Toyota Motor Corp., ADR	5,095,841
	Hotels, restaurants & leisure — 15.0%
76,945	Las Vegas Sands Corp.(a)	7,929,182
174,684	McDonald's Corp.	10,290,634
57,634	MGM Mirage(a)	4,842,409
60,342	Wynn Resorts Ltd.	6,766,149
		29,828,374
	Specialty retail — 2.4%
211,677	Lowe's Companies, Inc.	4,788,134
		41,623,158
	Consumer staples — 3.3%
	Food & staples retailing — 3.3%
164,847	CVS Caremark Corp.	6,552,668
	Energy — 11.2%
	Energy equipment & services — 7.4%
72,602	Schlumberger Ltd.	7,141,859
53,396	Transocean, Inc.	7,643,637
		14,785,496
	Oil, gas & consumable fuels — 3.8%
65,837	Petroleo Brasileiro SA, ADR	7,587,056
		22,372,552
	Financials — 11.9%
	Capital markets — 5.4%
38,937	Goldman Sachs Group, Inc.	8,373,402
44,004	Merrill Lynch & Co., Inc.	2,362,134
		10,735,536
	Commercial banks — 4.3%
12,008,000	Industrial & Commercial Bank of China, Class H	8,520,107
	Real estate investment trusts (REITs) — 2.2%
71,316	ProLogis	4,520,008
		23,775,651
	Health care — 11.6%
	Biotechnology — 3.5%
102,038	Genentech, Inc.(a)	6,843,689
	Health care providers & services — 5.2%
178,458	UnitedHealth Group, Inc.	10,386,255

Shares		Value
	Pharmaceuticals — 2.9%
100,297	Merck & Co., Inc.	$5,828,259
		23,058,203
	Industrials — 8.5%
	Aerospace & defense — 5.9%
51,075	General Dynamics Corp.	4,545,164
68,322	Lockheed Martin Corp.	7,191,574
		11,736,738
	Road & rail — 2.6%
41,104	Union Pacific Corp.	5,163,485
		16,900,223
	Information technology — 18.4%
	Computers & peripherals — 6.8%
46,354	Apple, Inc.(a)	9,181,801
86,690	Hewlett-Packard Co.	4,376,111
		13,557,912
	Internet software & services — 4.2%
12,025	Google, Inc., Class A(a)	8,315,047
	Semiconductors & semiconductor equipment — 3.3%
248,485	Intel Corp.	6,624,610
	Software — 4.1%
227,324	Microsoft Corp.	8,092,734
		36,590,303
	Materials — 6.4%
	Chemicals — 6.4%
23,488	Air Products & Chemicals, Inc.	2,316,621
92,801	Monsanto Co.	10,364,944
		12,681,565
	Telecommunication services — 4.1%
	Diversified telecommunication services — 4.1%
198,620	AT&T, Inc.	8,254,647
	Total common stocks (Cost of $133,693,758)	191,808,970
Par
	Short-term obligation — 3.1%
$6,199,000	Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/07, due 01/02/08 at 2.960%, collateralized by an U.S. Government Agency Obligation maturing 07/18/16, market value of $6,323,306 (repurchase proceeds $6,200,019)	6,199,000

See Accompanying Notes to Financial Statements.
4

Columbia Funds

Columbia Marsico Focused Equities Fund, Variable Series

Investment portfolio (continued)  December 31, 2007

Value
Total short-term obligation (Cost of $6,199,000)	$6,199,000

Total investments (Cost of $139,892,758)(b)	99.4%	198,007,970
Other assets & liabilities, net	0.6%	1,213,298
Net assets	100.0%	$199,221,268

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $140,039,025.

At December 31, 2007, the Fund held investments in the following sectors:

Sector (unaudited)	% of net assets
Consumer discretionary	20.9
Information technology	18.4
Financials	11.9
Health care	11.6
Energy	11.2
Industrials	8.5
Materials	6.4
Telecommunication services	4.1
Consumer staples	3.3
96.3
Short-term obligation	3.1
Other assets & liabilities, net	0.6
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.
5

Columbia Marsico Focused Equities Fund, Variable Series

Statement of assets and liabilities  December 31, 2007

Assets
Investments, at cost	$139,892,758
Investments, at value	198,007,970
Cash	96
Receivable for:
Investments sold	2,823,275
Interest	510
Dividends	161,402
Total assets	200,993,253
Liabilities
Payable for:
Fund shares repurchased	1,475,584
Investment advisory fee	127,463
Administration fee	37,788
Transfer agent fee	19
Pricing and bookkeeping fees	1,667
Trustees' fees	55,856
Audit fee	32,939
Custody fee	3,104
Reports to shareholders	31,680
Distribution fees	3
Chief compliance officer expenses	182
Other liabilities	5,700
Total liabilities	1,771,985
Net assets	$199,221,268
Net assets consist of
Paid-in capital	$117,044,154
Undistributed net investment income	119,630
Accumulated net realized gain	23,942,272
Net unrealized appreciation on investments	58,115,212
Net assets	$199,221,268
Class A:
Net assets	$199,208,941
Shares outstanding	8,710,736
Net asset value per share	$22.87
Class B:
Net assets	$12,327
Shares outstanding	540
Net asset value and offering price per share	$22.83

See Accompanying Notes to Financial Statements.
6

Columbia Marsico Focused Equities Fund, Variable Series

Statement of operations  For the year ended December 31, 2007

Investment income
Dividends	$1,685,095
Interest	186,252
Foreign taxes withheld	(37,280)
Total investment income	1,834,067
Expenses
Investment advisory fee	1,509,636
Administration fee	454,908
Distribution fee – Class B	29
Transfer agent fee	146
Pricing and bookkeeping fees	14,687
Trustees' fees	21,181
Custody fee	19,138
Chief compliance officer expenses	624
Other expenses	135,445
Total expenses	2,155,794
Custody earnings credit	(124)
Net expenses	2,155,670
Net investment loss	(321,603)
Net realized and unrealized gain on investments and foreign currency
Net realized gain on:
Investments	25,887,923
Foreign currency transactions	432
Net realized gain	25,888,355
Net change in unrealized appreciation on:
Investments	411,671
Foreign currency translations	8
Net change in unrealized appreciation	411,679
Net gain	26,300,034
Net increase resulting from operations	$25,978,431

See Accompanying Notes to Financial Statements.
7

Columbia Marsico Focused Equities Fund, Variable Series

Statement of changes in net assets

	Year ended December 31,
Increase (decrease) in net assets	2007	2006(a)
Operations
Net investment income (loss)	$(321,603)	$224,344
Net realized gain on investments and foreign currency transactions	25,888,355	19,913,361
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	411,679	(4,182,566)
Net increase resulting from operations	25,978,431	15,955,139
Distributions to shareholders
From net investment income:
Class A	(234,315)	—
Total distributions to shareholders	(234,315)	—
Share transactions
Class A:
Subscriptions	8,152,569	15,960,144
Distributions reinvested	234,315	—
Redemptions	(41,817,012)	(30,910,018)
Net decrease	(33,430,128)	(14,949,874)
Class B:
Subscriptions	—	10,000
Net increase	—	10,000
Net decrease from share transactions	(33,430,128)	(14,939,874)
Total increase (decrease) in net assets	(7,686,012)	1,015,265
Net assets
Beginning of period	206,907,280	205,892,015
End of period	199,221,268	206,907,280
Undistributed net investment income at end of period	$119,630	$224,758
Changes in shares
Class A:
Subscriptions	383,100	849,637
Distributions reinvested	10,970	—
Redemptions	(1,947,969)	(1,642,623)
Net decrease	(1,553,899)	(792,986)
Class B:
Subscriptions	—	540
Net increase	—	540

(a)  Class B shares commenced operations on October 2, 2006.

See Accompanying Notes to Financial Statements.
8

Columbia Marsico Focused Equities Fund, Variable Series

Financial highlights

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31, 2007	Period Ended December 31, 2006(a)(b)
Class B Shares
Net Asset Value, Beginning of Period	$20.15	$18.50
Income from investment operations:
Net investment income(loss)(c)	(0.08)	0.02
Net realized and unrealized gain on investments and foreign currency	2.76	1.63
Total from Investment Operations	2.68	1.65
Net Asset Value, End of Period	$22.83	$20.15
Total return(d)	13.30%	8.92	%(e)(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses(g)	1.31%	1.37%
Waiver/Reimbursement	—	—	%(h)
Net investment income(loss)(g)	(0.39)%	0.39%
Portfolio turnover rate	62%	67	%(f)
Net assets, end of period (000's)	$12	$11

(a)  On May 1, 2006 Nations Marsico Focused Equities Portfolio was renamed Columbia Marsico Focused Equities Fund, Variable Series.

(b)  Class B shares commenced operations on October 2, 2006.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01% except for the period ended December 31, 2006, which had an impact of 0.02%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.
9

Columbia Marsico Focused Equities Fund, Variable Series

Notes to financial statements  December 31, 2007

Note 1.  Organization

Columbia Marsico Focused Equities Fund, Variable Series (the "Fund") is a series of Columbia Funds Variable Insurance Trust I (the "Trust"). The Trust, registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, was organized as a Delaware statutory trust on November 24, 1997.

Investment Objective: The Fund seeks long-term growth of capital.

Fund Shares: The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. The Fund is an underlying investment vehicle for certain variable annuity contracts and variable life insurance policies issued by life insurance companies.

Note 2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation: Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions: Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements: The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is

10

Columbia Marsico Focused Equities Fund, Variable Series

Notes to financial statements (continued)  December 31, 2007 responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions: The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Income Recognition: Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments and/or realized gains, as applicable. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Determination of Class Net Asset Values: All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status: The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income or excise taxes.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Dividends and Distributions to Shareholders: Distributions to shareholders are recorded on the ex-date. Dividends from net investment income, if any, are distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions, distribution reclassifications, allocations of realized gains due to tax rules and redemption

11

Columbia Marsico Focused Equities Fund, Variable Series

Notes to financial statements (continued)  December 31, 2007 based payments treated as dividends paid deduction were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$450,790	$430	$(451,220)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

	December 31, 2007	December 31, 2006
Distributions paid from:
Ordinary Income*	$234,315	—
Long-Term Capital Gains	—	—

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$1,731,356	$22,476,813	$57,968,945

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to wash sales.

Unrealized appreciation and depreciation at December 31, 2007, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$59,025,572
Unrealized depreciation	(1,056,627)
Net unrealized appreciation (or: depreciation)	$57,968,945

Capital loss carryforwards of $1,460,659 were utilized during the year ended December 31, 2007.

The Fund adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109 ("FIN 48") effective June 29, 2007. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to net assets. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

12

Columbia Marsico Focused Equities Fund, Variable Series

Notes to financial statements (continued)  December 31, 2007

Note 4.  Fees and Compensation Paid to Affiliates

Investment Advisory Fee: Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides the Fund with investment advisory services. Columbia receives an investment advisory fee, calculated daily and payable monthly, based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 Million	0.74%
$500 Million to $1 Billion	0.69%
$1 Billion to $1.5 Billion	0.64%
$1.5 Billion to $3 Billion	0.59%
$3 Billion to $6 Billion	0.57%
Over $6 Billion	0.55%

For the year ended December 31, 2007, the Fund's effective investment advisory fee rate was 0.74% of the Fund's average daily net assets.

Sub-Advisory Fee: Marsico Capital Management, LLC ("Marsico") has been retained by Columbia to serve as the investment sub-advisor to the Fund. As the sub-advisor, Marsico is responsible for the daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Fund. Columbia, from the investment advisory fee it receives, pays Marsico a monthly sub-advisory fee at the annual rate of 0.45% of the Fund's average daily net assets.

Prior to December 14, 2007, Marsico was a wholly owned subsidiary of BOA. Effective December 14, 2007, Thomas F. Marsico, founder and Chief Executive Officer of Marsico, and Marsico Parent Company, LLC, a company controlled by Mr. Marsico, acquired ownership of Marsico from a subsidiary of BOA.

Administration Fee: Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.23% of the Fund's average daily net assets less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below.

Pricing and Bookkeeping Fees: The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus a monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for direct internal costs related to accounting oversight and for services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002 ("direct internal costs") and out-of-pocket expenses. Effective January 1, 2008, the Fund no longer reimburses Columbia for the direct internal costs.

For the year ended December 31, 2007, the amount charged to the Fund by affiliates included on the Statement of Operations under "Pricing and bookkeeping fees" aggregated to $14,303, of which $1,547 is unpaid.

Transfer Agent Fee: Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Effective January 1, 2008, the

13

Columbia Marsico Focused Equities Fund, Variable Series

Notes to financial statements (continued)  December 31, 2007 annual rate increases to $17.34 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Underwriting Discounts and Distribution Fee: Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, serves as distributor of the Fund's shares. The Trust has adopted a distribution plan (the "Distribution Plan") with respect to the Class B shares of the Fund, pursuant to Rule 12b-1 under the 1940 Act. Payments under the Distribution Plan are calculated daily and paid monthly at a maximum annual rate of 0.25% of the average daily net assets of the Class B shares.

Fees Paid to Officers and Trustees: All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, another portfolio of the Trust. The expense for the deferred compensation plan is included in "Trustees' fees" in the Statement of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" in the Statement of Assets and Liabilities.

Custody Credits: The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 5.  Portfolio Information

For the year ended December 31, 2007, the aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government agency obligations and short-term investments, were $123,719,948 and $157,411,810, respectively.

Note 6.  Shares of Beneficial Interest

As of December 31, 2007, the Fund had two shareholders that collectively held 94.8% of the Fund's shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 7.  Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. The committed line of

14

Columbia Marsico Focused Equities Fund, Variable Series

Notes to financial statements (continued)  December 31, 2007 credit charges an annual operations agency fee of $40,000. The uncommitted line of credit may charge an annual administration fee of $15,000. State Street waived the administration fee for the annual extension of the facility on September 17, 2007. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets and are included in "Other expenses" in the Statement of Operations.

For the year ended December 31, 2007, the Fund did not borrow under these arrangements.

Note 8.  Significant Risks and Contingencies

Foreign Securities: There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Legal Proceedings: On February 9, 2005, Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC ("BACAP Distributors," now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order") on matters relating to mutual fund trading. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. (now merged into Columbia Management Advisors, LLC) and Columbia Funds Distributors, Inc. (now merged into Columbia Management Distributors, Inc.), the investment advisor to and distributor of the funds then known as the Columbia Funds, respectively, to reduce the management fees of Columbia Funds, including the Nations Funds that are now known as Columbia Funds, and other mutual funds, collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Boards of the Nations Funds now known as Columbia Funds have an independent Chairman, are comprised of at least 75% independent trustees and have engaged an independent consultant with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for seventeen of the Nations Funds that are now known as Columbia Funds and their shareholders, will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds

15

Columbia Marsico Focused Equities Fund, Variable Series

Notes to financial statements (continued)  December 31, 2007

Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action — Mehta v AIG SunAmerica Life Assurance Company — involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc. and now known as Columbia Management Advisors, LLC) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal has been appealed to the United States Court of Appeals for the Fourth Circuit.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust's motion to dismiss this action on December 16, 2005. No appeal was filed. On December 28, 2005, the same plaintiff's attorneys filed another putative class action asserting the same claims (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. The Court granted Columbia Funds Series Trust's motion to dismiss this action on December 27, 2006. The plaintiffs have appealed the decision dismissing this action to the United States Court of Appeals for the Eighth Circuit. That appeal is pending. On February 22, 2006, another putative class action asserting the same claims (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. The plaintiffs voluntarily dismissed this case against Columbia Funds Series Trust and William Carmichael on October 25, 2006. Bank of America, N.A. and Bank of America Corporation are still defendants in the case, pending a ruling on their motion to dismiss.

Note 9.  Subsequent Event

Effective January 1, 2008, Columbia has contractually agreed to waive its advisory fees in the amount that equals the difference between the dollar amount calculated on a monthly basis based on the annualized sub-advisory fee rate to which Marsico was entitled from the Fund prior to January 1, 2008 and the dollar amount calculated on a monthly basis based on the annualized sub-advisory fee rate to which Marsico is entitled from the Fund effective January 1, 2008, as described below. Columbia has contractually agreed to this advisory fee waiver only to the extent the Fund does not have a separate contractual expense limitation arrangement. The Fund does not have a separate contractual expense limitation arrangement.

Effective January 1, 2008, Marsico is entitled to receive a monthly sub-advisory fee as described below:

Fund Daily Net Assets*	Fee Rate
Assets up to $18 billion	0.45%
Assets in excess of $18 billion and up to $21 billion	0.40%
Assets in excess of $21 billion	0.35%

*  For purposes of the calculation, "Assets" are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico Growth Fund, Variable Series; (ii) Columbia Marsico Focused Equities Fund, Variable Series; (iii) Columbia Marsico 21st Century Fund, Variable Series; (iv) Columbia Marsico Growth Master Portfolio; (v) Columbia Marsico Focused Equities Master Portfolio; (vi) Columbia Marsico 21st Century Fund; and (vii) any future Columbia U.S. equity fund sub-advised by Marsico which Columbia and Marsico mutually agree in writing.

16

Columbia Marsico Focused Equities Fund, Variable Series

Report of Independent Registered Public Accounting Firm

To the Class I Shareholders of Columbia Marsico Focused Equities Fund, Variable Series and Trustees of Columbia Funds Variable Insurance Trust I

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Columbia Marsico Focused Equities Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust I Trust) at December 31, 2007, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 22, 2008

17

Columbia Marsico Focused Equities Fund, Variable Series

Federal Income Tax Information (Unaudited)

For the fiscal year ended December 31, 2007, the Fund designates long-term capital gains of $22,476,813.

3.20% of the ordinary dividend income distributed by the Fund for the year ended December 31, 2007 qualifies for the corporate dividends received deduction.

Shareholder Meeting Results

On October 22, 2007, a Special Meeting of Shareholders of Columbia Marsico Focused Equities Fund, Variable Series (the "Meeting") was held to consider the following proposal listed on the Fund's Proxy Statement for the Meeting. The votes cast were as follows:

PROPOSAL 1:

To approve a new investment sub-advisory agreement among Marsico Capital Management, LLC, Columbia Management Advisors, LLC and Columbia Funds Variable Insurance Trust I on behalf of Columbia Marsico Focused Equities Fund, Variable Series.

For	Against	Abstain	Non-Votes
8,448,424	323,916	623,297	—

The number of votes necessary to conduct the Meeting was obtained, and the new investment sub-advisory agreement among Marsico Capital Management, LLC, Columbia Management Advisors, LLC and Columbia Funds Variable Insurance Trust I on behalf of Columbia Marsico Focused Equities Fund, Variable Series was approved.

18

Columbia Funds

Fund governance trustees

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, address and age, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee/director, Other directorships held

INDEPENDENT TRUSTEES

Edward J. Boudreau (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director, E.J. Boudreau & Associates (consulting), from 2000 through current. Oversees 69. None.

William P. Carmichael (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired. Oversees 69. Director — Cobra Electronics Corporation (electronic equipment manufacturer); Spectrum Brands, Inc. (consumer products); Simmons Company (bedding); and The Finish Line (sportswear)

William A. Hawkins (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President, Retail Banking-IndyMac Bancorp, Inc., from September 1999 to August 2003; retired. Oversees 69. None.

R. Glenn Hilliard (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), from April 2003 through current, Chairman and Chief Executive Officer, ING Americas, from 1999 to April 2003; Non-Executive Director and Chairman — Conseco, Inc. (insurance), from September 2004 through current. Oversees 69. Director — Conseco, Inc. (insurance) and Alea Group Holdings (Bermuda), Ltd. (insurance)

John J. Nagorniak (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	President and Director — Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director — Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman — Franklin Portfolio Associates (investing — Mellon affiliate), 1982 through 2007; retired. Oversees 69. Trustee and Chairman — Research Foundation of CFA Institute; Director — MIT Investment Company; Trustee — MIT 401k Plan.

Anthony M. Santomero (Born 1946) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	President and Chief Executive Officer — Federal Reserve Bank of Philadelphia, 2000 through April 2006; Senior Advisor — McKinsey & Company (consulting), July 2006 through December 2007; Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, through current. Oversees 69. None.

Minor M. Shaw (Born 1947) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President — Micco Corporation and Mickel Investment Group. Oversees 69. Board Member — Piedmont Natural Gas.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

19

Columbia Funds

Fund governance trustees (continued)

Name, address and age, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years

OFFICERS

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	President — Columbia Funds, since October 2004; Managing Director — Columbia Management Advisors, LLC, since September 2004; Senior Vice President — Columbia Management Distributors, Inc., since January 2005; Director — Columbia Management Services, Inc., since January 2005; Director — Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director — FIM Funding, Inc., since January 2005; President and Chief Executive Officer — CDC IXIS AM Services, Inc. (asset management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer — Columbia Funds, since October 2003; Treasurer — the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 — December 2006; Vice President — Columbia Management Advisors, Inc., since April 2003; President — Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer — Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 — Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director of the Adviser and Bank of America Investment Product Group Compliance since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management from August 2004 to May 2005; Managing Director, Deutsche Asset Management prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration since January 2006; Managing Director of Columbia Management of the Adviser from September 2004 to December 2005; Vice President of Fund Administration from June 2002 to September 2004. Vice President of Product Strategy and Development prior to September 2004.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July 2000 to April 2003.

Marybeth C. Pilat (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2007)	Vice President, Mutual Fund Valuation of the Advisor since January 2006; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October 2004; Vice President-Trustee Reporting from April 2002 to October 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October 2002.

20

Columbia Marsico Focused Equities Fund, Variable Series

Board Consideration and Re-Approval of Investment Advisory Agreements

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees of Columbia Funds Variable Insurance Trust I (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, (i) the investment advisory agreement with Columbia Management Advisors, LLC ("CMA") for Columbia Marsico Focused Equities Fund, Variable Series and (ii) the investment sub-advisory agreement with Marsico Capital Management, LLC ("Marsico Capital")1 for Columbia Marsico Focused Equities fund, Variable Series. The investment advisory agreement with CMA and the investment sub-advisory agreement with Marsico Capital (the "Sub-Adviser") are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements." The Fund identified above is referred to as the "Fund."

More specifically, at meetings held on October 15-17, 2007, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Adviser and the re-approval of the Advisory Agreements. The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). During the fee review process, the Consultant's role was to manage the review process to ensure that the fees are negotiated in a manner that is at arms' length and reasonable. The Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Consultant's report is available at http://www.columbiafunds.com.

In preparation for the October meetings, the Board met in August and again in September for review and discussion of the materials described below. The Board's review and conclusions are based on comprehensive consideration of all information presented to it and not the result of any single controlling factor.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by CMA and the Sub-Adviser under the Advisory Agreements. The Board also received and considered general information regarding the types of services investment advisers provide to other funds, who, like the Fund, are provided administration services under a separate contract. The most recent investment adviser registration forms ("Forms ADV") for CMA and the Sub-Adviser were made available to the Board, as were CMA's and the Sub-Adviser's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed an analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA and the Sub-Adviser.

In addition, the Board considered the investment and legal compliance programs of the Fund, CMA and the Sub-Adviser, including their compliance policies and procedures and reports of the Fund's Chief Compliance Officer.

The Board evaluated the ability of CMA and the Sub-Adviser, based on their resources, reputation and other attributes, to attract and retail qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA's compensation program for its personnel involved in the management of the Fund. The Board also considered CMA's investment in further developing its research and trading departments.

1  Thomas F. Marsico, founder and Chief Executive Officer of Marsico Capital, and Marsico Parent Company, LLC, a company controlled by Mr. Marsico, have signed a definitive agreement to buy back ownership of Marsico Capital from a subsidiary of Bank of America Corporation. At a meeting held in August 2007, the Board, including the Independent Trustees, unanimously approved a new investment sub-advisory agreement with Marsico Capital in connection with the anticipated change of control of Marsico Capital and automatic termination of the existing investment sub-advisory agreement with Marsico Capital, In recognition of this pending transaction, the Board's review discussed herein was to the existing and new investment sub-advisory agreements with Marsico Capital.

21

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by CMA and the Sub-Adviser.

Fund Performance and Expenses

The Board considered the one-year, three-year, five-year and ten-year performance results for the Fund, as relevant. It also considered these results in comparison to the performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to the Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to the Fund's benchmark index. Lipper is an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in the Fund's Peer Group and Universe and considered potential imprecision resulting from the selection methodology.

The Board received and considered statistical information regarding the Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for the Fund's Peer Group and Universe, which comparative data was provided by Lipper. Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from the composition for performance to provide a more accurate basis of comparison. The Board also considered information in the Lipper data that ranked the Fund based on: (i) the Fund's one-year performance compared to actual management fees; (ii) the Fund's one-year performance compared to total expenses; (iii) the Fund's three-year performance compared to actual management fees; and (iv) the Fund's three-year performance compared to total expenses.

Investment Advisory and Sub-Advisory Fee Rates

The Board reviewed and considered the proposed contractual investment advisory fee rate together with the administration fee rate payable by the Fund to CMA for investment advisory services (the "Contractual Management Rate"). The Board also reviewed and considered the proposed contractual investment sub-advisory fee rate (the "Sub-Advisory Agreement Rate") payable by CMA to the Sub-Advisor for investment sub-advisory services. In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rate and considered the Contractual Management Rate after taking the waivers/caps into account (the "Actual Management Rate"). The Board noted that, on a complex-side basis, CMA had reduced annual management fees by at least $32 million per year pursuant to the NYAG Settlement. The Board also noted reductions in Actual Management Rates and/or total expenses of certain funds across the fund complex. Additionally, the Board received and afforded specific attention to information comparing the Contractual Management Rate and Actual Management Rate with those of the other funds in the Peer Groups.

The Board separately considered Columbia Marsico Focused Equities Fund, Variable Series because the total expense ratio and the Actual Management Rate of the Fund were appreciably above the median of its Peer Group. However, the Board also noted other factors, such as the positive performance of the Fund relative to its Peer Group, that outweighed the factors noted above.

The Board concluded that the factors noted above supported the Contractual Management Rate and the Actual Management Rate, and the approval of the Advisory Agreements for the Fund.

The Board also reviewed the Sub-Advisory Agreement Rate charged by Marsico Capital, which serve as Sub-Adviser to the Fund. The Board concluded that the Sub-Advisory Agreement Rate was fair and equitable, based on its consideration of the factors described above.

Profitability

The Board received and considered a detailed profitability analysis of CMA based on the Contractual Management Rate and the Actual Management Rate, as well as on other relationships between the Fund on the one hand and CMA affiliates on the other. The analysis included complex-side and Fund information and a comparison of the results using alternative allocation methodologies. The Board concluded that, in light of the costs of providing investment management and other services to the

22

Fund, the profits and other ancillary benefits that CMA and its affiliates received from providing these services to the fund were not unreasonable.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Most particularly, CMA provided information showing that, as a percentage of fund assets, CMA's complex-wide revenues, expenses and profits declined over a two-year period during which the fund assets increased by 21%. The Board concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

The Board acknowledged the inherent limitations of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment advisor across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients

The Board also received and considered information about the nature and fee rates offered by CMA and the Sub-Adviser to other clients, including separate accounts and institutional investors. In this regard, the Board concluded that, where the Contractual Management Rate, Sub-Advisory Agreement Rate and Actual Management Rate were appreciably above the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Adviser, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Fund.

Other Benefits to CMA

The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates and the Sub-Adviser as a result of their relationship with the Fund. Such benefits could include, among others, benefits attributable to CMA's and the Sub-Adviser's relationships with the Fund (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's and the Sub-Adviser's business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or the Sub-Adviser).

The Board considered the effectiveness of the policies of the Fund in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's and the Sub-Adviser's methods for allocating portfolio investment opportunities among the Funds and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review

As discussed above, the Board reviews materials received from CMA annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Fund receives throughout the year. In this regard, the Board reviews reports of CMA and the Sub-Adviser at each of its quarterly meetings, which includes, among other things, a portfolio review and Fund performance reports. In addition, the Board confers with the portfolio managers of the Funds at various times throughout the year.

Conclusion

After considering the above-described factors, based on its deliberations and its evaluation of the information provided, the Fund concluded that the compensation payable to CMA and the Sub-Adviser under the Advisory Agreements was fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreements.

23

Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE
CONSULTANT TO THE COLUMBIA NATIONS FUNDS

Prepared pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State,
Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc
October 19, 2007

I. OVERVIEW

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CFD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared the third annual written evaluation of the fee negotiation process. Last year's report (the "2006 Report") was completed by my immediate predecessor IFC, John Rea, who has provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

1  CMA and CFD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the "Funds."

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C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years and finally reviews the status of recommendations made in the 2006 Report.

II. SUMMARY OF FINDINGS

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2007 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years, especially money market Fund performance when ranked in iMoneyNet universes. In each of the 1-year and 3-year periods, 62% of Nations Funds, including 11 of 12 money market Funds, ranked in the top two performance quintiles. The three- and five-year performance rankings of the subadvised Funds are relatively strong, although the 1-year records of most Funds subadvised by Marsico Capital Management ("Marsico" or "MCM") are well below their peers.

4.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

5.  The Nations equity Funds' overall performance adjusted for risk was strong. The performance of 16 0f the 18 equity Funds included in the risk analysis bettered the median in 3-year performance adjusted and unadjusted for risk. No pattern was detected for fixed-income Funds.

6.  The industry-standard procedure used by third parties such as Lipper and Morningstar to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1-fee or A share classes of the Funds are compared to the performance universe that includes all share classes of competitive multi-class funds. Therefore, the procedure ranks shares with zero or 25 basis point 12b-1 fees against classes of competitive funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of competitive funds with comparable 12b-1 fees lowers the relative performance for the Funds examined but does not call into question the general finding that the Nations Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers, with the exception of subadvised funds. Only 17% of the Funds ranked in the two most expensive quintiles for total expenses and 32% in those quintiles for actual management fees.

8.  Generally, the Nations equity Funds with the highest relative fees and expenses are subadvised. These Funds account for 70% of the fourth and fifth quintile rankings for the actual management fee and total expense measures combined. The vast majority of the subadvised equity Funds were in the bottom two quintiles.

9.  Most of the subadvised Funds have management fees that are 11 to 20 basis points higher than those of non-subadvised Columbia Funds with comparable investment styles.

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D. Trustees' Fee and Performance Evaluation Process

10.  The Trustees' evaluation process identified 14 Funds in 2007 for further review based upon their relative performance or expenses or a combination of the two. CMG and Marsico provided further information about those Funds to assist the Trustees in their evaluation. The Trustees, of course, may choose to seek additional information about Nations Funds that do not meet the criteria for further review.

E. Possible Economies of Scale

11.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG did not, however, identify specific sources of economies of scale nor provide estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

12.  An examination of the management fee schedules of a selected number of the Nations Funds suggests that, as a general matter, the breakpoint schedules of these Funds are not out of line with those of competitors.

13.  An analysis of management and administration expenses incurred by CMA in managing the Nations money market Funds finds that the ratio of these expenses to assets levels off above $5 billion. This finding suggests that CMA's proposed restructuring of the money market Funds' management fee schedule is consistent with this relationship between expenses and assets.

F. Management Fees Charged to Institutional Clients

14.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds than for institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

15.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs for purposes of calculating Fund profitability, both direct and indirect, is thoughtful and detailed. CMG also provided profitability data assuming that costs were allocated by assets, demonstrating that the choice of allocation method can have a substantial effect on fund profitability. However, notwithstanding the limitations of any effort to allocate costs to a particular fund, we believe that the ABC method represented a better approximation of CMG's costs of providing services to the Funds than did asset-based allocation.

16.  The materials that set out CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate CMG's expenses and profitability for each Fund.

17.  In 2006, CMG's complex-wide pre-tax margins on the Nations Funds were above the industry median before distribution and below the median when distribution revenues and expenses were included, based on limited data available about publicly-held mutual fund managers. However, as is to be expected in a complex comprising 63 Funds, some Nations Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Nations Funds operate at a loss. There appeared to be some relationship between fund size and profitability, with smaller Funds generally operating at a loss. In particular, the money market Funds as a group had generally higher management-only profit margins than other Nations Funds.

18.  For the Nations Funds subadvised by Marsico, CMG treats the subadvisory fee paid to Marsico as an expense. To reflect Marsico's status as an affiliated company, CMG has provided alternative profitability estimates based on its understanding with Marsico that 35 percent of the subadvisory fee represents Marsico's costs in providing these services. This adjustment thus increases the reported profitability of the Marsico-advised Funds. However, the pending sale of Marsico to its management team would make this treatment not applicable in future years, because Marsico's profits would no longer be retained by a CMG affiliate.

26

19.  CMG shares a fixed percentage of its management fee revenues with an affiliate, the Private Bank of Bank of America ("PB" or "Private Bank"), to compensate the PB for services it performs with respect to Nations Fund assets held for the benefit of PB customers. In 2006, these payments totaled $75.5 million. Based on our analysis of the services provided by the PB, we believe all such payments should be regarded as a distribution expense, except for any portion attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

III. RECOMMENDATIONS

1.  Risk-adjusted performance. CMG should provide the Trustees with quantitative information about the risk of each Fund in a format that allows the risk and return of each Fund to be evaluated simultaneously. As part of that effort CMG should develop reliable risk metrics for money market Funds, balanced Funds, and Funds of Funds. CMG should also explain why it believes gross return is a better metric for fixed-income Funds than the net returns used in standard performance reporting.

2.  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style, and each complex (of which Nations is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

3.  Economies of scale. CMG should provide the Trustees with an analysis of potential economies of scale that considers the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase. CMG may consider using the framework suggested for the analysis or any other suitable framework that addresses the relevant concerns.

4.  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include risk and profitability metrics and should feel free to request additional information and explanation from CMG with respect to any Nations Fund whether or not it qualifies as a "Review Fund."

5.  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Funds (which would differ each year) should be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Nations Fund each year would not be an efficient use of Trustee and CMG resources.

6.  Ensuring consistent methodology used by Lipper, Morningstar, and iMoneyNet to construct performance and expense universes and groups. CMG should work with Lipper, Morningstar, and iMoneyNet to make sure that the all three data vendors apply similar techniques and standards in constructing performance and expense universes and in collecting data, if possible. If not, CMG should clearly explain to the Trustees the differences in methodology and the effect such differences may have on rankings. In addition, CMG should ensure that it applies the same ranking methodology to all Funds, including those for which Morningstar and iMoneyNet provide the underlying data.

7.  Uniformity of universes across reporting periods. CMA, based on consultations with its CIOs, has substituted vendors for purposes of universe construction, e.g. Morningstar for Lipper for certain equity Funds and iMoneyNet for Lipper for money market Funds. However, the new universes are not used for all performance periods and have not been used to recalculate last year's performance and expense figures. Therefore, it is difficult to draw useful conclusions from changes in rankings from last year to this year, or from short-term to longer-term performance periods. CMA, when it changes universes, should use both the new and the former universe in the switch-over year so that the Trustees can obtain useful information about performance and expense trends.

8.  Filtering all universes. The Lipper volumes presented to the Trustees, consistent with industry practice, compare the performance of an equity or fixed-income Fund to all other funds and all of their share classes in the Fund's performance universe. This means that the performance of a Columbia Fund A share (with a 25 basis point 12b-1 fee) or a share with no 12b-1 fee is

27

compared to many classes of competitive funds with higher distribution fees, such as deferred-sales-charge B shares and level-load C shares. Including shares classes with higher fees than the Columbia Fund share class. This improves the Nations Fund's performance relative to its peers. The difference can be meaningful. Therefore, we recommend that, in addition to the standard Lipper universe presentation, Funds in the third and fourth quintile should be ranked in a universe limited to the one share class per competitive fund whose distribution pricing most closely matches the relevant Fund. The construction of the restricted universes for equity and fixed-income funds is similar to the method used by iMoneyNet in forming performance universes for Nations money market Funds. Further, with respect to money market Funds, we suggest that they be ranked using a class that charges a distribution or service fee close to the average levied on fund assets in a universe of fund classes with comparable fees.

9.  Management fee disparities. Several disparities exist between management fees of Nations and Atlantic Funds with comparable investment strategies. To enable Trustees to identify such disparities, CMG should provide the Trustees with a table that compares management fees of Nations Funds with those of comparable Atlantic and Acorn Funds and an explanation of any significant differences. In addition, whenever CMG proposes a management fee change or expense cap for funds outside the Nations group that are comparable to Nations Funds, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to consider the applicability of the proposed change to the Nations Funds.

10.  Reduction of volume of documents submitted. As the Trustees have noted, the tendency in the fee evaluation process is for the volume of materials prepared for their consideration to increase each year as the participants in the process suggest additional data or presentations of data. However, some of the data may no longer be useful, or its usefulness may be outweighed by the burden of reviewing it. For example, we do not believe that offering two variations of cost allocation by assets is useful. We also question whether profitability data needs to be divided by distribution channel, e.g. retail vs. variable annuity. We also note that some material, especially related to complex-wide profitability, appears multiple times in the 15(c) materials. Finally, for the money market Funds, CMG should provide relative performance and expense data based on the universe that it and the Trustees consider to be most useful, rather than the current practice of providing such data for both Lipper and iMoneyNet universes.

IV. STATUS OF 2006 RECOMMENDATIONS

The 2006 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and their results.

1.  Recommendation: Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

Status: Grids providing both performance and risk rankings for equity and fixed-income funds were prepared by CMG as part of the 2007 15(c) process.

2.  Recommendation: Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

Status: At our request, CMG prepared universes limited to one class of shares per competitive fund for selected funds.

3.  Recommendation: Trustees may wish to review the level of management fees on the subadvised funds to ensure that the conditions and circumstances that warranted the premiums in the past continue to hold. If the review is undertaken, Trustees may wish to discuss with CMG the subadvisory fee paid to MCM inasmuch as CMA is MCM's largest subadvisory client and appears to be charged higher subadvisory fees than those of MCM's other large clients.

Status: The Trustees of the Nations Funds undertook such a review and negotiated breakpoints in the sub-advisory fees payable to MCM to take effect upon the sale of MCM to its management team.

4.  Recommendation: Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis

28

may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

Status: CMG questions the usefulness of such an exercise due to the many variables that can have an effect on costs and revenues as assets increase. We continue to believe that such an exercise would be helpful to the Trustees.

5.  Recommendation: If the study of economies of scale is undertaken, the Trustees may wish to use it to explore alternatives to the flat management fee currently in place for the money market Funds and the Retirement Portfolios.

Status: CMG has presented a proposal for a group-wide advisory fee incorporating breakpoints for the money-market Funds, which was approved by the Trustees.

6.  Recommendation: Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

Status: CMG dated many of the institutional accounts but was not able to determine the date of establishment for all accounts. CMG also provided data on other types of institutional accounts.

7.  Recommendation: Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

Status: We continue to believe that such a statement would help the Trustees understand CMG's business better and place the fund-by-fund profitability reports in context.

8.  Recommendation: Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

Status: CMG provided various summary statements of operations.

9.  Recommendation: Trustees may wish to consider the treatment of the revenue sharing with PB in their review of CMG's profitability.

Status: CMG provided a substantial amount of information reflecting adjustment for Private Bank expenses. We believe that all Private Bank expenses should be backed out of management-only profitability analyses, no Private Bank expenses should be backed out of all-in profitability analyses and only those PB revenue sharing payments not attributable to sub-transfer agency or sub-accounting services should be backed out of ex-distribution profitability analyses.

Respectfully submitted,
Steven E. Asher

29

©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

SHC-42/138987-1207 (02/08) 08-51063

Columbia Marsico 21st Century Fund,
Variable Series

Columbia Funds Variable Insurance Trust I

Class A

2007 Annual Report

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities and a copy of the Fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-321-7854. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available on the SEC's website. Information regarding how the Fund voted proxies relating to portfolio securities is also available from the Fund's website.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of the Funds of Columbia Funds Variable Insurance Trust I.

Fund shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

The views expressed in the Portfolio Manager's Discussion reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Columbia Management Distributors, Inc. and Columbia Management Advisors, LLC are the distributor and investment adviser, respectively, to Columbia Funds. They and other affiliates of Bank of America provide services to Columbia Funds and receive fees for such services.

Investors should carefully consider the investment objectives, risks, charges and expenses for the Fund before investing. Contact your insurance company for a prospectus, which contains this and other important information about the Fund. Read it carefully before you invest.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia Marsico 21st Century
Fund, Variable Series

Portfolio management

Columbia Marsico 21st Century Fund, Variable Series seeks long-term growth of capital.

Corydon J. Gilchrist, CFA has managed the fund since February 2003.

Performance

Growth of a $10,000 investment

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The returns for the index and the fund include reinvested dividends and capital gains. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

Average annual total returns as of 12/31/07

	1 Year	5 Year	Since Inception*
Columbia Marsico 21st Century Fund, VS – A	19.29%	22.92%	5.00%
Russell 3000 Index	5.14%	13.63%	5.06%

*Class A shares inception date is March 27, 1998.

Performance results reflect any fee waivers or reimbursement of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Annual operating expense ratio*
Class A	1.45%
Annual operating expense ratio after contractual waivers*
Class A	1.10%

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report. The contractual waiver expires 04/30/08. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower. For current month-end performance information, please contact your insurance company.

Columbia Marsico 21st Century Fund, Variable Series, outperformed its primary benchmark, the Russell 3000 Index1 by a wide margin for the 12-month period that ended December 31, 2007. Stock selection in the information technology, consumer discretionary and financials sectors was an area of considerable strength. The gains from these holdings more than offset the impact of an overweight in consumer discretionary stocks and an underweight in energy relative to the benchmark, which detracted somewhat from the fund's return relative to the benchmark.

Stock selection in key sectors aided return

Within the technology sector, MasterCard, Inc. (5.5% of net assets) was the largest individual contributor to the fund's performance, with a total price return of approximately 118%. MasterCard, Inc. receives fees for processing payment transactions and has benefited from the increased use of electronic payment methods, such as credit and debit cards. Apple, Inc. (3.3% of net assets) and Google, Inc. (3.1% of net assets) also experienced strong price gains.

Stock selection within the consumer discretionary sector was another significant contributor to the fund's solid performance. Consumer services positions were especially strong during the reporting period, including hotel/casino operators Las Vegas Sands Corp., Wynn Resorts Ltd., and MGM Mirage (4.0%, 2.1% and 2.0% of net assets, respectively). Other positions that performed well within the sector included online jewelry retailer Blue Nile, Inc. (0.4% of net assets) and athletic apparel company Lululemon Athletica, Inc., (0.6% of net assets) which appreciated sharply after its initial public offering.

1The Russell 3000 Index measures the performance of 3,000 of the largest U.S. companies, based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

1

Columbia Marsico 21st Century
Fund, Variable Series (Continued)

Although the financials sector was a weak performer for the period, the fund's financials positions held up far better than the holdings in the benchmark, which posted a negative return of 18% compared to the fund return of negative 3%. China Merchants Bank Co. Ltd. and Brazil-based Banco Itau Holdings Financeira S.A. posted solid gains prior to being sold from the fund.

Certain individual positions performed well, including energy service company Petroleo Brasileiro SA and agricultural materials company Monsanto Co. (4.4% and 1.0% of net assets, respectively).

Selected allocation decisions hampered performance

Performance results were hampered by an overweight relative to the benchmark in the weak-performing consumer discretionary sector and an underweight in the strong-performing energy sector. Sector-level weights generally result from the fund's stock selection process and are not a key factor in its investment strategy. In addition, media company Comcast Corp. detracted from return. Comcast was one of the fund's weakest individual positions. Its share price declined 37% prior to being sold.

Past performance is no guarantee of future results.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. Since economic and market conditions change frequently, there can be no assurance that the trends described above will continue or that the forecasts will come to pass.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve special risks, including foreign taxation and potential confiscatory levels of taxation and withholding taxes, currency risks, risks associated with possible differences in financial standards and other monetary and political risks.

The fund normally invests in a core portfolio of 35-50 stocks. By maintaining a relatively focused portfolio, the fund may be subject to greater risk than a fund that is less focused.

2

Columbia Marsico 21st Century
Fund, Variable Series

Shareholder expense example

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges (loads) or redemption fees, where applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

07/01/07 – 12/31/07 Class A	Account value at the beginning of the period	Account value at the end of the period	Expenses paid during the period*
Actual	$1,000.00	$1,070.58	$5.74
Hypothetical**	$1,000.00	$1,019.66	$5.60

*  Expenses are equal to the annualized expense ratio of 1.10% for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the share class' most recent fiscal half-year and divided by 365. Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

**  Assumed 5% return per year before expenses.

3

Columbia Funds

Columbia Marsico 21st Century Fund, Variable Series

Investment portfolio  December 31, 2007

Shares		Value
	Common stocks — 85.6%
	Consumer discretionary — 17.9%
	Auto components — 0.9%
20,171	BorgWarner, Inc.	$976,478
	Hotels, restaurants & leisure — 12.7%
6,606	Chipotle Mexican Grill, Inc., Class A(a)	971,545
43,865	Las Vegas Sands Corp.(a)	4,520,288
35,903	McDonald's Corp.	2,115,046
26,817	MGM Mirage(a)	2,253,164
37,625	Vail Resorts, Inc.(a)	2,024,601
20,496	Wynn Resorts Ltd.	2,298,217
		14,182,861
	Household durables — 0.4%
32,828	Cyrela Brazil Realty SA	439,180
	Internet & catalog retail — 0.4%
6,458	Blue Nile, Inc.(a)	439,532
	Multiline retail — 2.9%
158,179	Saks, Inc.(a)	3,283,796
	Textiles, apparel & luxury goods — 0.6%
13,293	Lululemon Athletica, Inc.(a)	629,689
		19,951,536
	Consumer staples — 9.8%
	Beverages — 3.2%
63,552	Heineken Holding NV	3,580,548
	Food & staples retailing — 6.6%
104,796	Costco Wholesale Corp.	7,310,569
		10,891,117
	Energy — 6.5%
	Energy equipment & services — 2.2%
17,076	Diamond Offshore Drilling, Inc.	2,424,792
	Oil, gas & consumable fuels — 4.3%
42,209	Petroleo Brasileiro SA, ADR	4,864,165
		7,288,957
	Financials — 14.0%
	Capital markets — 6.8%
9,469	BlackRock, Inc., Class A	2,052,879
88,305	Jefferies Group, Inc.	2,035,431
64,703	Merrill Lynch & Co., Inc.	3,473,257
		7,561,567
	Commercial banks — 3.8%
1,161,000	Industrial & Commercial Bank of China, Class H	823,771
115,263	Wells Fargo & Co.	3,479,790
		4,303,561

Shares		Value
	Diversified financial services — 1.5%
85,100	Bovespa Holding SA(a)	$1,639,848
	Real estate investment trusts (REITs) — 0.5%
8,961	ProLogis	567,948
	Real estate management & development — 1.4%
44,736	St. Joe Co.	1,588,575
		15,661,499
	Health care — 11.2%
	Biotechnology — 6.5%
73,250	Amylin Pharmaceuticals, Inc.(a)	2,710,250
19,420	Genentech, Inc.(a)	1,302,499
52,467	Gilead Sciences, Inc.(a)	2,414,007
14,627	Onyx Pharmaceuticals, Inc.(a)	813,554
		7,240,310
	Health care providers & services — 4.7%
23,395	Athenahealth, Inc.(a)	842,220
55,784	UnitedHealth Group, Inc.	3,246,629
13,289	WellPoint, Inc.(a)	1,165,844
		5,254,693
		12,495,003
	Industrials — 8.1%
	Aerospace & defense — 5.7%
26,772	DRS Technologies, Inc.	1,452,916
80,295	Raytheon Co.	4,873,907
		6,326,823
	Commercial services & supplies — 0.6%
37,617	Duff & Phelps Corp., Class A(a)	740,303
	Construction & Engineering — 0.6%
25,258	Aecom Technology Corp.(a)	721,621
	Machinery — 0.7%
5,838	Cummins, Inc.	743,586
	Road & Rail — 0.5%
41,928	All America Latina Logistica SA	537,072
		9,069,405
	Information technology — 14.4%
	Communications Equipment — 0.8%
11,987	Infinera Corp.(a)	177,887
18,739	QUALCOMM, Inc.	737,380
		915,267
	Computers & peripherals — 3.3%
18,349	Apple, Inc.(a)	3,634,570
	Internet software & services — 3.1%
5,036	Google, Inc., Class A(a)	3,482,293

See Accompanying Notes to Financial Statements.
4

Columbia Funds

Columbia Marsico 21st Century Fund, Variable Series

Investment portfolio (continued)  December 31, 2007

Shares		Value
	IT Services — 5.8%
28,307	MasterCard, Inc., Class A	$6,091,667
27,700	Redecard SA	443,494
		6,535,161
	Semiconductors & semiconductor equipment — 1.4%
45,063	NVIDIA Corp.(a)	1,533,043
		16,100,334
	Materials — 3.7%
	Chemicals — 1.0%
10,171	Monsanto Co.	1,135,999
	Construction Materials — 2.7%
28,075	Holcim Ltd., Registered Shares	2,983,082
		4,119,081
	Total common stocks (Cost of $83,026,683)	95,576,932
Par
	Short-term obligations — 14.6%
	Repurchase agreement — 6.5%
$7,225,000	Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/07, due on 01/02/08, at 2.960%, collateralized by a U.S. Government Agency Obligation maturing 01/24/17, market value of $7,369,750 (repurchase proceeds $7,226,188)	7,225,000
	U. S. treasury bill
3,796,000	3.650% 02/14/08	3,779,065
5,360,000	3.190% 02/14/08	5,334,451
		9,113,516
	Total short-term obligations (Cost of $16,338,516)	16,338,516

Total investments (Cost of $99,365,199)(b)	100.2%	111,915,448
Other assets & liabilities, net	(0.2)%	(243,257)
Net assets	100.0%	$111,672,191

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $99,688,143.

At December 31, 2007, the Fund held investments in the following sectors:

Sector (unaudited)	% of net assets
Consumer discretionary	17.9
Information technology	14.4
Financials	14.0
Health care	11.2
Consumer staples	9.8
Industrials	8.1
Energy	6.5
Materials	3.7
85.6
Short-term obligations	14.6
Other assets & liabilities, net	(0.2)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.
5

Columbia Marsico 21st Century Fund, Variable Series

Statement of assets and liabilities   December 31, 2007

Assets
Investments, at cost	$99,365,199
Investments, at value	111,915,448
Cash	173
Receivable for:
Fund shares sold	264,682
Interest	594
Dividends	48,430
Foreign tax reclaims	17,295
Expense reimbursement due from Investment Advisor	22,170
Other assets	369
Total assets	112,269,161
Liabilities
Payable for:
Investments purchased	357,325
Fund shares repurchased	17,900
Investment advisory fee	66,921
Administration fee	18,674
Pricing and bookkeeping fees	2,497
Trustees' fees	55,850
Audit fee	32,938
Custody fee	5,838
Distribution and service fees	16,604
Chief compliance officer expenses	184
Other liabilities	22,239
Total liabilities	596,970
Net assets	$111,672,191
Net assets consist of
Paid-in capital	$96,677,292
Accumulated net realized gain	2,443,068
Net unrealized appreciation on:
Investments	12,550,249
Foreign currency translations	1,582
Net assets	$111,672,191
Class A:
Net assets	$30,268,765
Shares outstanding	2,066,865
Net asset value per share	$14.64
Class B:
Net assets	$81,403,426
Shares outstanding	5,568,347
Net asset value and offering price per share	$14.62

See Accompanying Notes to Financial Statements.
6

Columbia Marsico 21st Century Fund, Variable Series

Statement of operations  For the year ended December 31, 2007

Investment income
Dividends	$428,123
Interest	369,979
Foreign taxes withheld	(13,460)
Total investment income	784,642
Expenses
Investment advisory fee	450,503
Administration fee	125,529
Distribution fees – Class B	78,714
Transfer agent fee	172
Pricing and bookkeeping fees	18,820
Trustees' fees	20,387
Custody fee	26,699
Reports to shareholders	52,639
Chief compliance officer expenses	560
Other expenses	58,086
Total expenses	832,109
Fees and expenses waived or reimbursed by Investment Advisor	(80,907)
Custody earnings credit	(396)
Net expenses	750,806
Net investment income	33,836
Net realized and unrealized gain (loss) on investments and foreign currency
Net realized gain (loss) on:
Investments	2,564,383
Foreign currency transactions	(25,890)
Net realized gain	2,538,493
Net change in unrealized appreciation on:
Investments	7,070,029
Foreign currency translations	1,215
Net change in unrealized appreciation	7,071,244
Net gain	9,609,737
Net increase resulting from operations	$9,643,573

See Accompanying Notes to Financial Statements.
7

Columbia Marsico 21st Century Fund, Variable Series

Statement of changes in net assets

	Year ended December 31,
Increase (decrease) in net assets	2007	2006(a)
Operations
Net investment income	$33,836	$237,405
Net realized gain on investments and foreign currency transactions	2,538,493	3,079,970
Net change in unrealized appreciation on investments and foreign currency translations	7,071,244	1,272,196
Net increase resulting from operations	9,643,573	4,589,571
Distributions to shareholders
From net investment income:
Class A	(150,797)	(45,677)
Class B	(94,531)	—
From net realized gains:
Class A	(1,510,472)	(832,721)
Class B	(1,645,656)	—
Total distributions to shareholders	(3,401,456)	(878,398)
Share transactions
Class A:
Subscriptions	4,153,906	4,964,498
Distributions reinvested	1,661,269	878,398
Redemptions	(6,921,245)	(4,467,440)
Net increase (decrease)	(1,106,070)	1,375,456
Class B:
Subscriptions	79,271,495	10,000
Distributions reinvested	1,740,187	—
Redemptions	(2,368,145)	—
Net increase	78,643,537	10,000
Net increase from share transactions	77,537,467	1,385,456
Total increase in net assets	83,779,584	5,096,629
Net assets
Beginning of period	27,892,607	22,795,978
End of period	111,672,191	27,892,607
Undistributed net investment income at end of period	$—	$235,629
Changes in shares:
Class A:
Subscriptions	298,243	415,577
Distributions reinvested	116,744	75,789
Redemptions	(499,857)	(371,630)
Net increase (decrease)	(84,870)	119,736
Class B:
Subscriptions	5,607,974	859
Distributions reinvested	122,376	—
Redemptions	(162,862)	—
Net increase	5,567,488	859

(a)  Class B shares commenced operations on October 2, 2006.

See Accompanying Notes to Financial Statements.
8

Columbia Marsico 21st Century Fund, Variable Series

Financial highlights

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2007	2006(a)(b)	2005	2004		2003
Class A Shares
Net Asset Value, Beginning of Period	$12.96	$11.22	$10.40	$8.50		$5.71
Income from Investment Operations:
Net investment income (loss)(c)	0.01	0.11 (d)	(0.01)	(0.01)		(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	2.47	2.06	0.83	1.91		2.83
Total from Investment Operations	2.48	2.17	0.82	1.90		2.79
Less Distributions to Shareholders:
From net investment income	(0.08)	(0.02)	—	—		—
From net realized gains	(0.72)	(0.41)	—	—		—
Total Distributions to Shareholders	(0.80)	(0.43)	—	—		—
Net Asset Value, End of Period	$14.64	$12.96	$11.22	$10.40		$8.50
Total return(e)(f)	19.29%	19.74%	7.88%	22.35%		48.86%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.10%	1.10%	1.10%	1.10%		1.09%
Interest expense	—	—	—	—	%(g)	—
Net expenses(h)	1.10%	1.10%	1.10%	1.10%		1.09%
Waiver/Reimbursement	0.13%	0.53%	0.60%	0.97%		0.97%
Net investment income (loss)(h)	0.10%	0.94%	(0.05)%	(0.11)%		(0.57)%
Portfolio turnover rate	99%	151%	175%	174%		206%
Net assets, end of period (000's)	$30,269	$27,881	$22,796	$17,854		$10,914

(a)  On May 1, 2006, Nations Marsico 21st Century Portfolio was renamed Columbia Marsico 21st Century Fund, Variable Series.

(b)  On October 2, 2006, the Fund's Share class was renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.09 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Rounds to less than 0.01%.

(h)  The benefits derived from custody credits had an impact of less than 0.01% except for the year ended December 31, 2006 which had a 0.03% impact.

See Accompanying Notes to Financial Statements.
9

Columbia Marsico 21st Century Fund, Variable Series

Notes to financial statements

Note 1.  Organization

Columbia Marsico 21st Century Fund, Variable Series (the "Fund") is a series of Columbia Funds Variable Insurance Trust I (the "Trust"). The Trust, registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, was organized as a Delaware statutory trust on November 24, 1997.

Investment Objective: The Fund seeks long-term growth of capital.

Fund Shares: The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. The Fund is an underlying investment vehicle for certain variable annuity contracts and variable life insurance policies issued by life insurance companies.

Note 2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation: Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions: Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements: The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is

10

Columbia Marsico 21st Century Fund, Variable Series

Notes to financial statements (continued)

responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions: The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Income Recognition: Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments and/or realized gains, as applicable. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Determination of Class Net Asset Values: All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status: The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income or excise taxes.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Dividends and Distributions to Shareholders: Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

11

Columbia Marsico 21st Century Fund, Variable Series

Notes to financial statements (continued)

For the year ended December 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for Section 988 trade date/settlement date reclass and distribution reclass were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$(24,137)	$24,138	$(1)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

	December 31, 2007	December 31, 2006
Distributions paid from:
Ordinary Income*	$1,491,683	$308,990
Long-Term Capital Gains	1,909,773	569,408

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$1,667,942	$1,098,072	$12,227,305

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and partnership adjustments.

Unrealized appreciation and depreciation at December 31, 2007, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$14,943,987
Unrealized depreciation	(2,716,682)
Net unrealized appreciation	$12,227,305

The Fund adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 ("FIN 48") effective June 29, 2007. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to net assets. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

12

Columbia Marsico 21st Century Fund, Variable Series

Notes to financial statements (continued)

Note 4.  Fees and Compensation Paid to Affiliates

Investment Advisory Fee: Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides the Fund with investment advisory services. Columbia receives an investment advisory fee, calculated daily and payable monthly, based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 Million	0.74%
$500 Million to $1 Billion	0.69%
$1 Billion to $1.5 Billion	0.64%
$1.5 Billion to $3 Billion	0.59%
$3 Billion to $6 Billion	0.57%
Over $6 Billion	0.55%

For the year ended December 31, 2007, the Fund's effective investment advisory fee rate was 0.74% of the Fund's average daily net assets.

Sub-Advisory Fee: Marsico Capital Management, LLC ("Marsico") has been retained by Columbia to serve as the investment sub-advisor to the Fund. As the sub-advisor, Marsico is responsible for the daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Fund. Columbia, from the investment advisory fee it receives, pays Marsico a monthly sub-advisory fee at the annual rate of 0.45% of the Fund's average daily net assets.

Prior to December 14, 2007, Marsico was a wholly owned subsidiary of BOA. Effective December 14, 2007, Thomas F. Marsico, founder and Chief Executive Officer of Marsico, and Marsico Parent Company, LLC, a company controlled by Mr. Marsico, acquired ownership of Marsico from a subsidiary of BOA.

Administration Fee: Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.23% of the Fund's average daily net assets less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below.

Pricing and Bookkeeping Fees: The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus a monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for direct internal costs related to accounting oversight and for services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002 ("direct internal costs") and out-of-pocket expenses. Effective January 1, 2008, the Fund no longer reimburses Columbia for the direct internal costs.

For the year ended December 31, 2007, the amount charged to the Fund by affiliates included on the Statement of Operations under "Pricing and bookkeeping fees" aggregated to $14,303, of which $1,547 is unpaid.

Transfer Agent Fee: Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the

13

Columbia Marsico 21st Century Fund, Variable Series

Notes to financial statements (continued)

cost of payments to other parties (including affiliates of BOA) for services to those accounts. Effective January 1, 2008, the annual rate increases to $17.34 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Underwriting Discounts and Distribution Fee: Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, serves as distributor of the Fund's shares. The Trust has adopted a distribution plan (the "Distribution Plan") with respect to the Class B shares of the Fund, pursuant to Rule 12b-1 under the 1940 Act. Payments under the Distribution Plan are calculated daily and paid monthly at a maximum annual rate of 0.25% of the average daily net assets of the Class B shares.

Fees Paid to Officers and Trustees: All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, another portfolio of the Trust. The expense for the deferred compensation plan is included in "Trustees' fees" in the Statement of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" in the Statement of Assets and Liabilities.

Custody Credits: The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Expense Limits and Fee Waivers: Columbia has contractually agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual Fund operating expenses (exclusive of distribution and shareholder servicing fees and interest) do not exceed 1.10% annually through April 30, 2008. There is no guarantee that these waivers and/or limitations will continue after April 30, 2008.

Note 5.  Portfolio Information

For the year ended December 31, 2007, the aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government agency obligations and short-term investments, were $112,741,208 and $54,273,512, respectively.

Note 6.  Shares of Beneficial Interest

As of December 31, 2007, the Fund had two shareholders that collectively held 90.8% of the Fund's shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 7.  Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes.

14

Columbia Marsico 21st Century Fund, Variable Series

Notes to financial statements (continued)

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%,. The committed line of credit charges an annual operations agency fee of $40,000. The uncommitted line of credit may charge an annual administration fee of $15,000. State Street waived the administration fee for the annual extension of the facility on September 17, 2007. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets and are included in "Other expenses" in the Statement of Operations.

For the year ended December 31, 2007, the Fund did not borrow under these arrangements.

Note 8.  Significant Risks and Contingencies

Foreign Securities: There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Legal Proceedings: On February 9, 2005, Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC ("BACAP Distributors," now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order") on matters relating to mutual fund trading. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. (now merged into Columbia Management Advisors, LLC) and Columbia Funds Distributors, Inc. (now merged into Columbia Management Distributors, Inc.), the investment advisor to and distributor of the funds then known as the Columbia Funds, respectively, to reduce the management fees of Columbia Funds, including the Nations Funds that are now known as Columbia Funds, and other mutual funds, collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Boards of the Nations Funds now known as Columbia Funds have an independent Chairman, are comprised of at least 75% independent trustees and have engaged an independent consultant with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for seventeen of the Nations Funds that are now known as Columbia Funds and their shareholders, will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"),

15

Columbia Marsico 21st Century Fund, Variable Series

Notes to financial statements (continued)

Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action — Mehta v AIG SunAmerica Life Assurance Company — involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc. and now known as Columbia Management Advisors, LLC) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal has been appealed to the United States Court of Appeals for the Fourth Circuit.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust's motion to dismiss this action on December 16, 2005. No appeal was filed. On December 28, 2005, the same plaintiff's attorneys filed another putative class action asserting the same claims (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. The Court granted Columbia Funds Series Trust's motion to dismiss this action on December 27, 2006. The plaintiffs have appealed the decision dismissing this action to the United States Court of Appeals for the Eighth Circuit. That appeal is pending. On February 22, 2006, another putative class action asserting the same claims (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. The plaintiffs voluntarily dismissed this case against Columbia Funds Series Trust and William Carmichael on October 25, 2006. Bank of America, N.A. and Bank of America Corporation are still defendants in the case, pending a ruling on their motion to dismiss.

Note 9.  Subsequent Event

Effective January 1, 2008, Columbia has contractually agreed to waive its advisory fees in the amount that equals the difference between the dollar amount calculated on a monthly basis based on the annualized sub-advisory fee rate to which Marsico was entitled from the Fund prior to January 1, 2008 (0.45%) and the dollar amount calculated on a monthly basis based on the annualized sub-advisory fee rate to which Marsico is entitled from the Fund effective January 1, 2008, as described below. Columbia has contractually agreed to this advisory fee waiver only to the extent the Fund does not have a separate contractual expense limitation arrangement. The Fund currently has such a separate contractual expense limitation arrangement. Columbia has contractually agreed to waive fees and/or reimburse expenses through April 30, 2008, so that total expenses incurred by the Fund, excluding interest expense, will not exceed an annual rate of 1.10% of the Fund's average daily net assets.

16

Columbia Marsico 21st Century Fund, Variable Series

Notes to financial statements (continued)

Effective January 1, 2008, Marsico is entitled to receive a monthly sub-advisory fee as described below:

Fund Daily Net Assets*	Fee Rate
Assets up to $18 billion	0.45%
Assets in excess of $18 billion and up to $21 billion	0.40%
Assets in excess of $21 billion	0.35%

*  For purposes of the calculation, "Assets" are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico Growth Fund, Variable Series; (ii) Columbia Marsico Focused Equities Fund, Variable Series; (iii) Columbia Marsico 21st Century Fund, Variable Series; (iv) Columbia Marsico Growth Master Portfolio; (v) Columbia Marsico Focused Equities Master Portfolio; (vi) Columbia Marsico 21st Century Fund; and (vii) any future Columbia U.S. equity fund sub-advised by Marsico which Columbia and Marsico mutually agree in writing.

17

Columbia Funds

Report of Independent Registered Public Accounting Firm

To the Class A Shareholders of Columbia Marsico 21st Century Fund, Variable Series and the Trustees of Columbia Funds Variable Insurance Trust I

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Columbia Marsico 21st Century Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust I) at December 31, 2007, the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 22, 2008

18

Columbia Marsico 21st Century Fund, Variable Series

Federal Income Tax Information (Unaudited)

For the fiscal year ended December 31, 2007, the Fund designates long-term capital gains of $1,109,279.

30.98% of the ordinary dividend income distributed by the Fund for the year ended December 31, 2007 qualifies for the corporate dividend received deduction.

Shareholder Meeting Results

On October 22, 2007, a Special Meeting of Shareholders of Columbia Marsico 21st Century Fund, Variable Series (the "Meeting") was held to consider the following proposal listed on the Fund's Proxy Statement for the Meeting. The votes cast were as follows:

PROPOSAL 1:

To approve a new investment sub-advisory agreement among Marsico Capital Management, LLC, Columbia Management Advisors, LLC and Columbia Funds Variable Insurance Trust I on behalf of Columbia Marsico 21st Century Fund, Variable Series.

For	Against	Abstain	Non-Votes
4,792,876	74,672	332,647	–

The number of votes necessary to conduct the Meeting was obtained, and the new investment sub-advisory agreement among Marsico Capital Management, LLC, Columbia Management Advisors, LLC and Columbia Funds Variable Insurance Trust I on behalf of Columbia Marsico 21st Century Fund, Variable Series was approved.

19

Columbia Funds

Fund governance trustees

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, address and age, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee/director, Other directorships held

INDEPENDENT TRUSTEES

Edward J. Boudreau (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director, E.J. Boudreau & Associates (consulting), from 2000 through current. Oversees 69. None.

William P. Carmichael (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired. Oversees 69. Director — Cobra Electronics Corporation (electronic equipment manufacturer); Spectrum Brands, Inc. (consumer products); Simmons Company (bedding); and The Finish Line (sportswear)

William A. Hawkins (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President, Retail Banking-IndyMac Bancorp, Inc., from September 1999 to August 2003; retired. Oversees 69. None.

R. Glenn Hilliard (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), from April 2003 through current, Chairman and Chief Executive Officer, ING Americas, from 1999 to April 2003; Non-Executive Director and Chairman — Conseco, Inc. (insurance), from September 2004 through current. Oversees 69. Director — Conseco, Inc. (insurance) and Alea Group Holdings (Bermuda), Ltd. (insurance)

John J. Nagorniak (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	President and Director — Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director — Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman — Franklin Portfolio Associates (investing — Mellon affiliate), 1982 through 2007; retired. Oversees 69. Trustee and Chairman — Research Foundation of CFA Institute; Director — MIT Investment Company; Trustee — MIT 401k Plan.

Anthony M. Santomero (Born 1946) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	President and Chief Executive Officer — Federal Reserve Bank of Philadelphia, 2000 through April 2006; Senior Advisor — McKinsey & Company (consulting), July 2006 through December 2007; Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, through current. Oversees 69. None.

Minor M. Shaw (Born 1947) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President — Micco Corporation and Mickel Investment Group. Oversees 69. Board Member — Piedmont Natural Gas.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

20

Columbia Funds

Fund governance trustees (continued)

Name, address and age, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years

OFFICERS

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	President — Columbia Funds, since October 2004; Managing Director — Columbia Management Advisors, LLC, since September 2004; Senior Vice President — Columbia Management Distributors, Inc., since January 2005; Director — Columbia Management Services, Inc., since January 2005; Director — Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director — FIM Funding, Inc., since January 2005; President and Chief Executive Officer — CDC IXIS AM Services, Inc. (asset management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer — Columbia Funds, since October 2003; Treasurer — the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 — December 2006; Vice President — Columbia Management Advisors, Inc., since April 2003; President — Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer — Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 — Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director of the Adviser and Bank of America Investment Product Group Compliance since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management from August 2004 to May 2005; Managing Director, Deutsche Asset Management prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration since January 2006; Managing Director of Columbia Management of the Adviser from September 2004 to December 2005; Vice President of Fund Administration from June 2002 to September 2004. Vice President of Product Strategy and Development prior to September 2004.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July 2000 to April 2003.

Marybeth C. Pilat (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2007)	Vice President, Mutual Fund Valuation of the Advisor since January 2006; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October 2004; Vice President-Trustee Reporting from April 2002 to October 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October 2002.

21

Columbia Marsico 21st Century Fund, Variable Series

Board Consideration and Re-Approval of Investment Advisory Agreements

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees of Columbia Funds Variable Insurance Trust I (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, (i) the investment advisory agreement with Columbia Management Advisors, LLC ("CMA") for Columbia Marsico 21st Century Fund, Variable Series and (ii) the investment sub-advisory agreement with Marsico Capital Management, LLC ("Marsico Capital")1 for Columbia Marsico 21st Century Fund, Variable Series. The investment advisory agreement with CMA and the investment sub-advisory agreement with Marsico Capital are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements." The Fund identified above is referred to as the "Fund."

More specifically, at meetings held on October 15-17, 2007, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Adviser and the re-approval of the Advisory Agreements. The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). During the fee review process, the Consultant's role was to manage the review process to ensure that fees are negotiated in a manner that is at arms' length and reasonable. The Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Consultant's report is available at http://www.columbiafunds.com.

In preparation for the October meetings, the Board met in August and again in September for review and discussion of the materials described below. The Board's review and conclusions are based on comprehensive consideration of all information presented to it and not the result of any single controlling factor.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by CMA and the Sub-Adviser under the Advisory Agreements. The Board also received and considered general information regarding the types of services investment advisers provide to other funds, who, like the Fund, are provided administration services under a separate contract. The most recent investment adviser registration forms ("Forms ADV") for CMA and the Sub-Adviser were made available to the Board, as were CMA's and the Sub-Adviser's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA and the Sub-Adviser.

In addition, the Board considered the investment and legal compliance programs of the Fund, CMA and the Sub-Adviser, including their compliance policies and procedures and reports of the Fund's Chief Compliance Officer.

The Board evaluated the ability of CMA and the Sub-Adviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA's compensation program for its personnel involved in the management of the Fund. The Board also considered CMA's investment in further developing its research and trading departments.

1  Thomas F. Marsico, founder and Chief Executive Officer of Marsico Capital, and Marsico Parent Company, LLC, a company controlled by Mr. Marsico, have signed a definitive agreement to buy back ownership of Marsico Capital from a subsidiary of Bank of America Corporation. At a meeting held in August 2007, the Board, including the Independent Trustees, unanimously approved a new investment sub-advisory agreement with Marsico Capital in connection with the anticipated change of control of Marsico Capital and automatic termination of the existing investment sub-advisory agreement with Marsico Capital. In recognition of this pending transaction, the Board's review discussed herein was to the existing and new investment sub-advisory agreements with Marsico Capital.

22

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by CMA and the Sub-Adviser.

Fund Performance and Expenses

The Board considered the one-year, three-year, five-year and ten-year performance results for the Fund, as relevant. It also considered these results in comparison to the performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to the Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to the Fund's benchmark index. Lipper is an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in the Fund's Peer Group and Universe and considered potential imprecision resulting from the selection methodology.

The Board received and considered statistical information regarding the Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for the Fund's Peer Group and Universe, which comparative data was provided by Lipper. Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from the composition for performance to provide a more accurate basis of comparison. The Board also considered information in the Lipper data that ranked the Fund based on: (i) the Fund's one-year performance compared to actual management fees; (ii) the Fund's one-year performance compared to total expenses; (iii) the Fund's three-year performance compared to actual management fees; and (iv) the Fund's three-year performance compared to total expenses.

The Board separately considered the Fund because its total expense ratio was appreciably above the median range of its Peer Group. However, the Board noted other factors, such as positive performance rankings over all measurement periods and an Actual Management Rate (defined below) that was below the median range of its Peer Group, that outweighed the factor noted above.

Investment Advisory and Sub-Advisory Fee Rates

The Board reviewed and considered the proposed contractual investment advisory fee rate together with the administration fee rate payable by the Fund to CMA for investment advisory services (the "Contractual Management Rate"). The Board also reviewed and considered the proposed contractual investment sub-advisory fee rate (the "Sub-Advisory Agreement Rate") payable by CMA to the Sub-Adviser for investment sub-advisory services. In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rate and considered the Contractual Management Rate after taking the waivers/caps into account (the "Actual Management Rate"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to the NYAG Settlement. The Board also noted reductions in Actual Management Rates and/or total expenses of certain funds across the fund complex. Additionally, the Board received and afforded specific attention to information comparing the Contractual Management Rate and Actual Management Rate with those of the other funds in the Peer Group.

The Board concluded that the factors noted above supported the Contractual Management Rate and the Actual Management Rate, and the approval of the Advisory Agreements for the Fund.

The Board also reviewed the Sub-Advisory Agreement Rate charged by Marsico Capital, which serves as Sub-Adviser to the Fund. The Board concluded that the Sub-Advisory Agreement Rate was fair and equitable, based on their consideration of the factors described above.

Profitability

The Board received and considered a detailed profitability analysis of CMA based on the Contractual Management Rate and the Actual Management Rate, as well as on other relationships between the Fund on the one hand and CMA affiliates on the other. The analysis included complex-wide and Fund information and a comparison of results using alternative allocation

23

methodologies. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits that CMA and its affiliates received from providing these services to the Fund were not unreasonable.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Most particularly, CMA provided information showing that, as a percentage of fund assets, CMA's complex-wide revenues, expenses and profits declined over a two-year period during which fund assets increased by 21%. The Board concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients

The Board also received and considered information about the nature and extent of services and fee rates offered by CMA and the Sub-Adviser to other clients, including separate accounts and institutional investors. In this regard, the Board concluded that, where the Contractual Management Rate, Sub-Advisory Agreement Rate and Actual Management Rate were appreciably above the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Adviser, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Fund.

Other Benefits to CMA

The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates and the Sub-Adviser as a result of their relationship with the Fund. Such benefits could include, among others, benefits attributable to CMA's and the Sub-Adviser's relationships with the Fund (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's and the Sub-Adviser's business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or the Sub-Adviser).

The Board considered the effectiveness of the policies of the Fund in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's and the Sub-Adviser's methods for allocating portfolio investment opportunities among the Fund and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review

As discussed above, the Board reviews materials received from CMA annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Fund receives throughout the year. In this regard, the Board reviews reports of CMA and the Sub-Adviser at each of its quarterly meetings, which includes, among other things, a portfolio review and Fund performance reports. In addition, the Board confers with the portfolio managers of the Fund at various times throughout the year.

Conclusion

After considering the above-described factors, based on its deliberations and its evaluation of the information provided, the Board concluded that the compensation payable to CMA and the Sub-Adviser under the Advisory Agreements was fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreements.

24

Summary of Management Fee Evaluation By Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE
CONSULTANT TO THE COLUMBIA NATIONS FUNDS

Prepared pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State,
Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc
October 19, 2007

I. OVERVIEW

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CFD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared the third annual written evaluation of the fee negotiation process. Last year's report (the "2006 Report") was completed by my immediate predecessor IFC, John Rea, who has provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

1  CMA and CFD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the "Funds."

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C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years and finally reviews the status of recommendations made in the 2006 Report.

II. SUMMARY OF FINDINGS

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2007 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years, especially money market Fund performance when ranked in iMoneyNet universes. In each of the 1-year and 3-year periods, 62% of Nations Funds, including 11 of 12 money market Funds, ranked in the top two performance quintiles. The three- and five-year performance rankings of the subadvised Funds are relatively strong, although the 1-year records of most Funds subadvised by Marsico Capital Management ("Marsico" or "MCM") are well below their peers.

4.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

5.  The Nations equity Funds' overall performance adjusted for risk was strong. The performance of 16 0f the 18 equity Funds included in the risk analysis bettered the median in 3-year performance adjusted and unadjusted for risk. No pattern was detected for fixed-income Funds.

6.  The industry-standard procedure used by third parties such as Lipper and Morningstar to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1-fee or A share classes of the Funds are compared to the performance universe that includes all share classes of competitive multi-class funds. Therefore, the procedure ranks shares with zero or 25 basis point 12b-1 fees against classes of competitive funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of competitive funds with comparable 12b-1 fees lowers the relative performance for the Funds examined but does not call into question the general finding that the Nations Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers, with the exception of subadvised funds. Only 17% of the Funds ranked in the two most expensive quintiles for total expenses and 32% in those quintiles for actual management fees.

8.  Generally, the Nations equity Funds with the highest relative fees and expenses are subadvised. These Funds account for 70% of the fourth and fifth quintile rankings for the actual management fee and total expense measures combined. The vast majority of the subadvised equity Funds were in the bottom two quintiles.

9.  Most of the subadvised Funds have management fees that are 11 to 20 basis points higher than those of non-subadvised Columbia Funds with comparable investment styles.

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D. Trustees' Fee and Performance Evaluation Process

10.  The Trustees' evaluation process identified 14 Funds in 2007 for further review based upon their relative performance or expenses or a combination of the two. CMG and Marsico provided further information about those Funds to assist the Trustees in their evaluation. The Trustees, of course, may choose to seek additional information about Nations Funds that do not meet the criteria for further review.

E. Possible Economies of Scale

11.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG did not, however, identify specific sources of economies of scale nor provide estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

12.  An examination of the management fee schedules of a selected number of the Nations Funds suggests that, as a general matter, the breakpoint schedules of these Funds are not out of line with those of competitors.

13.  An analysis of management and administration expenses incurred by CMA in managing the Nations money market Funds finds that the ratio of these expenses to assets levels off above $5 billion. This finding suggests that CMA's proposed restructuring of the money market Funds' management fee schedule is consistent with this relationship between expenses and assets.

F. Management Fees Charged to Institutional Clients

14.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds than for institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

15.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs for purposes of calculating Fund profitability, both direct and indirect, is thoughtful and detailed. CMG also provided profitability data assuming that costs were allocated by assets, demonstrating that the choice of allocation method can have a substantial effect on fund profitability. However, notwithstanding the limitations of any effort to allocate costs to a particular fund, we believe that the ABC method represented a better approximation of CMG's costs of providing services to the Funds than did asset-based allocation.

16.  The materials that set out CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate CMG's expenses and profitability for each Fund.

17.  In 2006, CMG's complex-wide pre-tax margins on the Nations Funds were above the industry median before distribution and below the median when distribution revenues and expenses were included, based on limited data available about publicly-held mutual fund managers. However, as is to be expected in a complex comprising 63 Funds, some Nations Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Nations Funds operate at a loss. There appeared to be some relationship between fund size and profitability, with smaller Funds generally operating at a loss. In particular, the money market Funds as a group had generally higher management-only profit margins than other Nations Funds.

18.  For the Nations Funds subadvised by Marsico, CMG treats the subadvisory fee paid to Marsico as an expense. To reflect Marsico's status as an affiliated company, CMG has provided alternative profitability estimates based on its understanding with Marsico that 35 percent of the subadvisory fee represents Marsico's costs in providing these services. This adjustment thus increases the reported profitability of the Marsico-advised Funds. However, the pending sale of Marsico to its management team would make this treatment not applicable in future years, because Marsico's profits would no longer be retained by a CMG affiliate.

27

19.  CMG shares a fixed percentage of its management fee revenues with an affiliate, the Private Bank of Bank of America ("PB" or "Private Bank"), to compensate the PB for services it performs with respect to Nations Fund assets held for the benefit of PB customers. In 2006, these payments totaled $75.5 million. Based on our analysis of the services provided by the PB, we believe all such payments should be regarded as a distribution expense, except for any portion attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

III. RECOMMENDATIONS

1.  Risk-adjusted performance. CMG should provide the Trustees with quantitative information about the risk of each Fund in a format that allows the risk and return of each Fund to be evaluated simultaneously. As part of that effort CMG should develop reliable risk metrics for money market Funds, balanced Funds, and Funds of Funds. CMG should also explain why it believes gross return is a better metric for fixed-income Funds than the net returns used in standard performance reporting.

2.  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style, and each complex (of which Nations is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

3.  Economies of scale. CMG should provide the Trustees with an analysis of potential economies of scale that considers the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase. CMG may consider using the framework suggested for the analysis or any other suitable framework that addresses the relevant concerns.

4.  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include risk and profitability metrics and should feel free to request additional information and explanation from CMG with respect to any Nations Fund whether or not it qualifies as a "Review Fund."

5.  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Funds (which would differ each year) should be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Nations Fund each year would not be an efficient use of Trustee and CMG resources.

6.  Ensuring consistent methodology used by Lipper, Morningstar, and iMoneyNet to construct performance and expense universes and groups. CMG should work with Lipper, Morningstar, and iMoneyNet to make sure that the all three data vendors apply similar techniques and standards in constructing performance and expense universes and in collecting data, if possible. If not, CMG should clearly explain to the Trustees the differences in methodology and the effect such differences may have on rankings. In addition, CMG should ensure that it applies the same ranking methodology to all Funds, including those for which Morningstar and iMoneyNet provide the underlying data.

7.  Uniformity of universes across reporting periods. CMA, based on consultations with its CIOs, has substituted vendors for purposes of universe construction, e.g. Morningstar for Lipper for certain equity Funds and iMoneyNet for Lipper for money market Funds. However, the new universes are not used for all performance periods and have not been used to recalculate last year's performance and expense figures. Therefore, it is difficult to draw useful conclusions from changes in rankings from last year to this year, or from short-term to longer-term performance periods. CMA, when it changes universes, should use both the new and the former universe in the switch-over year so that the Trustees can obtain useful information about performance and expense trends.

8.  Filtering all universes. The Lipper volumes presented to the Trustees, consistent with industry practice, compare the performance of an equity or fixed-income Fund to all other funds and all of their share classes in the Fund's performance universe. This means that the performance of a Columbia Fund A share (with a 25 basis point 12b-1 fee) or a share with no 12b-1 fee is compared to many classes of competitive funds with higher distribution fees, such as deferred-sales-charge

28

B shares and level-load C shares. Including shares classes with higher fees than the Columbia Fund share class. This improves the Nations Fund's performance relative to its peers. The difference can be meaningful. Therefore, we recommend that, in addition to the standard Lipper universe presentation, Funds in the third and fourth quintile should be ranked in a universe limited to the one share class per competitive fund whose distribution pricing most closely matches the relevant Fund. The construction of the restricted universes for equity and fixed-income funds is similar to the method used by iMoneyNet in forming performance universes for Nations money market Funds. Further, with respect to money market Funds, we suggest that they be ranked using a class that charges a distribution or service fee close to the average levied on fund assets in a universe of fund classes with comparable fees.

9.  Management fee disparities. Several disparities exist between management fees of Nations and Atlantic Funds with comparable investment strategies. To enable Trustees to identify such disparities, CMG should provide the Trustees with a table that compares management fees of Nations Funds with those of comparable Atlantic and Acorn Funds and an explanation of any significant differences. In addition, whenever CMG proposes a management fee change or expense cap for funds outside the Nations group that are comparable to Nations Funds, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to consider the applicability of the proposed change to the Nations Funds.

10.  Reduction of volume of documents submitted. As the Trustees have noted, the tendency in the fee evaluation process is for the volume of materials prepared for their consideration to increase each year as the participants in the process suggest additional data or presentations of data. However, some of the data may no longer be useful, or its usefulness may be outweighed by the burden of reviewing it. For example, we do not believe that offering two variations of cost allocation by assets is useful. We also question whether profitability data needs to be divided by distribution channel, e.g. retail vs. variable annuity. We also note that some material, especially related to complex-wide profitability, appears multiple times in the 15(c) materials. Finally, for the money market Funds, CMG should provide relative performance and expense data based on the universe that it and the Trustees consider to be most useful, rather than the current practice of providing such data for both Lipper and iMoneyNet universes.

IV. STATUS OF 2006 RECOMMENDATIONS

The 2006 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and their results.

1.  Recommendation: Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

Status: Grids providing both performance and risk rankings for equity and fixed-income funds were prepared by CMG as part of the 2007 15(c) process.

2.  Recommendation: Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

Status: At our request, CMG prepared universes limited to one class of shares per competitive fund for selected funds.

3.  Recommendation: Trustees may wish to review the level of management fees on the subadvised funds to ensure that the conditions and circumstances that warranted the premiums in the past continue to hold. If the review is undertaken, Trustees may wish to discuss with CMG the subadvisory fee paid to MCM inasmuch as CMA is MCM's largest subadvisory client and appears to be charged higher subadvisory fees than those of MCM's other large clients.

Status: The Trustees of the Nations Funds undertook such a review and negotiated breakpoints in the sub-advisory fees payable to MCM to take effect upon the sale of MCM to its management team.

4.  Recommendation: Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis

29

may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

Status: CMG questions the usefulness of such an exercise due to the many variables that can have an effect on costs and revenues as assets increase. We continue to believe that such an exercise would be helpful to the Trustees.

5.  Recommendation: If the study of economies of scale is undertaken, the Trustees may wish to use it to explore alternatives to the flat management fee currently in place for the money market Funds and the Retirement Portfolios.

Status: CMG has presented a proposal for a group-wide advisory fee incorporating breakpoints for the money-market Funds, which was approved by the Trustees.

6.  Recommendation: Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

Status: CMG dated many of the institutional accounts but was not able to determine the date of establishment for all accounts. CMG also provided data on other types of institutional accounts.

7.  Recommendation: Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

Status: We continue to believe that such a statement would help the Trustees understand CMG's business better and place the fund-by-fund profitability reports in context.

8.  Recommendation: Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

Status: CMG provided various summary statements of operations.

9.  Recommendation: Trustees may wish to consider the treatment of the revenue sharing with PB in their review of CMG's profitability.

Status: CMG provided a substantial amount of information reflecting adjustment for Private Bank expenses. We believe that all Private Bank expenses should be backed out of management-only profitability analyses, no Private Bank expenses should be backed out of all-in profitability analyses and only those PB revenue sharing payments not attributable to sub-transfer agency or sub-accounting services should be backed out of ex-distribution profitability analyses.

Respectfully submitted,
Steven E. Asher

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©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

SHC-42/139118-1207 (02/08) 08-49671

Columbia Marsico 21st Century Fund,
Variable Series

Columbia Funds Variable Insurance Trust I

Class B

2007 Annual Report

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities and a copy of the Fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-321-7854. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available on the SEC's website. Information regarding how the Fund voted proxies relating to portfolio securities is also available from the Fund's website.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of the Funds of Columbia Funds Variable Insurance Trust I.

Fund shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

The views expressed in the Portfolio Manager's Discussion reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Columbia Management Distributors, Inc. and Columbia Management Advisors, LLC are the distributor and investment adviser, respectively, to Columbia Funds. They and other affiliates of Bank of America provide services to Columbia Funds and receive fees for such services.

Investors should carefully consider the investment objectives, risks, charges and expenses for the Fund before investing. Contact your insurance company for a prospectus, which contains this and other important information about the Fund. Read it carefully before you invest.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia Marsico 21st Century
Fund, Variable Series

Portfolio management

Columbia Marsico 21st Century Fund, Variable Series seeks long-term growth of capital.

Corydon J. Gilchrist, CFA has managed the fund since February 2003.

Performance

Growth of a $10,000 investment

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The returns for the index and the fund include reinvested dividends and capital gains. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

Average annual total returns as of 12/31/07

	1 Year	5 Year	Since Inception*
Columbia Marsico 21st Century Fund, VS — B	18.98%	22.80%	4.94%
Russell 3000 Index	5.14%	13.63%	5.06%

*Class B shares inception date is October 2, 2006.

Performance results reflect any fee waivers or reimbursement of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Class B shares (newer class shares) performance information includes returns of the fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. If differences in expenses were reflected, the returns shown for the periods prior to the inception of the newer class of shares would be lower. Class A was initially offered on March 27, 1998.

Annual operating expense ratio*
Class B	1.70%
Annual operating expense ratio after contractual waivers*
Class B	1.35%

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report. The contractual waiver expires 04/30/08. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower. For current month-end performance information, please contact your insurance company.

Columbia Marsico 21st Century Fund, Variable Series, outperformed its primary benchmark, the Russell 3000 Index1 by a wide margin for the 12-month period that ended December 31, 2007. Stock selection in the information technology, consumer discretionary and financials sectors was an area of considerable strength. The gains from these holdings more than offset the impact of an overweight in consumer discretionary stocks and an underweight in energy relative to the benchmark, which detracted somewhat from the fund's return relative to the benchmark.

Stock selection in key sectors aided return

Within the technology sector, MasterCard, Inc. (5.5% of net assets) was the largest individual contributor to the fund's performance, with a total price return of approximately 118%. MasterCard, Inc. receives fees for processing payment transactions and has benefited from the increased use of electronic payment methods, such as credit and debit cards. Apple, Inc. (3.3% of net assets) and Google, Inc. (3.1% of net assets) also experienced strong price gains.

Stock selection within the consumer discretionary sector was another significant contributor to the fund's solid performance. Consumer services positions were especially strong during the reporting period, including hotel/casino operators Las Vegas Sands Corp., Wynn Resorts Ltd., and MGM Mirage (4.0%, 2.1% and 2.0% of net assets, respectively). Other positions that performed well within the sector included online jewelry retailer Blue Nile, Inc. (0.4% of net assets) and athletic apparel company Lululemon Athletica, Inc., (0.6% of net assets) which appreciated sharply after its initial public offering.

1The Russell 3000 Index measures the performance of 3,000 of the largest U.S. companies, based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

1

Columbia Marsico 21st Century
Fund, Variable Series (Continued)

Although the financials sector was a weak performer for the period, the fund's financials positions held up far better than the holdings in the benchmark, which posted a negative return of 18% compared to the fund return of negative 3%. China Merchants Bank Co. Ltd. and Brazil-based Banco Itau Holdings Financeira S.A. posted solid gains prior to being sold from the fund.

Certain individual positions performed well, including energy service company Petroleo Brasileiro SA and agricultural materials company Monsanto Co. (4.4% and 1.0% of net assets, respectively).

Selected allocation decisions hampered performance

Performance results were hampered by an overweight relative to the benchmark in the weak-performing consumer discretionary sector and an underweight in the strong-performing energy sector. Sector-level weights generally result from the fund's stock selection process and are not a key factor in its investment strategy. In addition, media company Comcast Corp. detracted from return. Comcast was one of the fund's weakest individual positions. Its share price declined 37% prior to being sold.

Past performance is no guarantee of future results.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. Since economic and market conditions change frequently, there can be no assurance that the trends described above will continue or that the forecasts will come to pass.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve special risks, including foreign taxation and potential confiscatory levels of taxation and withholding taxes, currency risks, risks associated with possible differences in financial standards and other monetary and political risks.

The fund normally invests in a core portfolio of 35-50 stocks. By maintaining a relatively focused portfolio, the fund may be subject to greater risk than a fund that is less focused.

2

Columbia Marsico 21st Century
Fund, Variable Series

Shareholder expense example

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges (loads) or redemption fees, where applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

07/01/07-12/31/07 Class B	Account value at the beginning of the period	Account value at the end of the period	Expenses paid during the period*
Actual	$1,000.00	$1,069.21	$7.04
Hypothetical**	$1,000.00	$1,018.40	$6.87

*  Expenses are equal to the annualized expense ratio of 1.35% for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the share class' most recent fiscal half-year and divided by 365. Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

**  Assumed 5% return per year before expenses.

3

Columbia Funds

Columbia Marsico 21st Century Fund, Variable Series

Investment portfolio  December 31, 2007

Shares		Value
	Common stocks — 85.6%
	Consumer discretionary — 17.9%
	Auto components — 0.9%
20,171	BorgWarner, Inc.	$976,478
	Hotels, restaurants & leisure — 12.7%
6,606	Chipotle Mexican Grill, Inc., Class A(a)	971,545
43,865	Las Vegas Sands Corp.(a)	4,520,288
35,903	McDonald's Corp.	2,115,046
26,817	MGM Mirage(a)	2,253,164
37,625	Vail Resorts, Inc.(a)	2,024,601
20,496	Wynn Resorts Ltd.	2,298,217
		14,182,861
	Household durables — 0.4%
32,828	Cyrela Brazil Realty SA	439,180
	Internet & catalog retail — 0.4%
6,458	Blue Nile, Inc.(a)	439,532
	Multiline retail — 2.9%
158,179	Saks, Inc.(a)	3,283,796
	Textiles, apparel & luxury goods — 0.6%
13,293	Lululemon Athletica, Inc.(a)	629,689
		19,951,536
	Consumer staples — 9.8%
	Beverages — 3.2%
63,552	Heineken Holding NV	3,580,548
	Food & staples retailing — 6.6%
104,796	Costco Wholesale Corp.	7,310,569
		10,891,117
	Energy — 6.5%
	Energy equipment & services — 2.2%
17,076	Diamond Offshore Drilling, Inc.	2,424,792
	Oil, gas & consumable fuels — 4.3%
42,209	Petroleo Brasileiro SA, ADR	4,864,165
		7,288,957
	Financials — 14.0%
	Capital markets — 6.8%
9,469	BlackRock, Inc., Class A	2,052,879
88,305	Jefferies Group, Inc.	2,035,431
64,703	Merrill Lynch & Co., Inc.	3,473,257
		7,561,567
	Commercial banks — 3.8%
1,161,000	Industrial & Commercial Bank of China, Class H	823,771
115,263	Wells Fargo & Co.	3,479,790
		4,303,561

Shares		Value
	Diversified financial services — 1.5%
85,100	Bovespa Holding SA(a)	$1,639,848
	Real estate investment trusts (REITs) — 0.5%
8,961	ProLogis	567,948
	Real estate management & development — 1.4%
44,736	St. Joe Co.	1,588,575
		15,661,499
	Health care — 11.2%
	Biotechnology — 6.5%
73,250	Amylin Pharmaceuticals, Inc.(a)	2,710,250
19,420	Genentech, Inc.(a)	1,302,499
52,467	Gilead Sciences, Inc.(a)	2,414,007
14,627	Onyx Pharmaceuticals, Inc.(a)	813,554
		7,240,310
	Health care providers & services — 4.7%
23,395	Athenahealth, Inc.(a)	842,220
55,784	UnitedHealth Group, Inc.	3,246,629
13,289	WellPoint, Inc.(a)	1,165,844
		5,254,693
		12,495,003
	Industrials — 8.1%
	Aerospace & defense — 5.7%
26,772	DRS Technologies, Inc.	1,452,916
80,295	Raytheon Co.	4,873,907
		6,326,823
	Commercial services & supplies — 0.6%
37,617	Duff & Phelps Corp., Class A(a)	740,303
	Construction & Engineering — 0.6%
25,258	Aecom Technology Corp.(a)	721,621
	Machinery — 0.7%
5,838	Cummins, Inc.	743,586
	Road & Rail — 0.5%
41,928	All America Latina Logistica SA	537,072
		9,069,405
	Information technology — 14.4%
	Communications Equipment — 0.8%
11,987	Infinera Corp.(a)	177,887
18,739	QUALCOMM, Inc.	737,380
		915,267
	Computers & peripherals — 3.3%
18,349	Apple, Inc.(a)	3,634,570
	Internet software & services — 3.1%
5,036	Google, Inc., Class A(a)	3,482,293

See Accompanying Notes to Financial Statements.
4

Columbia Funds

Columbia Marsico 21st Century Fund, Variable Series

Investment portfolio (continued)  December 31, 2007

Shares		Value
	IT Services — 5.8%
28,307	MasterCard, Inc., Class A	$6,091,667
27,700	Redecard SA	443,494
		6,535,161
	Semiconductors & semiconductor equipment — 1.4%
45,063	NVIDIA Corp.(a)	1,533,043
		16,100,334
	Materials — 3.7%
	Chemicals — 1.0%
10,171	Monsanto Co.	1,135,999
	Construction Materials — 2.7%
28,075	Holcim Ltd., Registered Shares	2,983,082
		4,119,081
	Total common stocks (Cost of $83,026,683)	95,576,932
Par
	Short-term obligations — 14.6%
	Repurchase agreement — 6.5%
$7,225,000	Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/07, due on 01/02/08, at 2.960%, collateralized by a U.S. Government Agency Obligation maturing 01/24/17, market value of $7,369,750 (repurchase proceeds $7,226,188)	7,225,000
	U. S. treasury bill
3,796,000	3.650% 02/14/08	3,779,065
5,360,000	3.190% 02/14/08	5,334,451
		9,113,516
	Total short-term obligations (Cost of $16,338,516)	16,338,516

Total investments (Cost of $99,365,199)(b)	100.2%	111,915,448
Other assets & liabilities, net	(0.2)%	(243,257)
Net assets	100.0%	$111,672,191

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $99,688,143.

At December 31, 2007, the Fund held investments in the following sectors:

Sector (unaudited)	% of net assets
Consumer discretionary	17.9
Information technology	14.4
Financials	14.0
Health care	11.2
Consumer staples	9.8
Industrials	8.1
Energy	6.5
Materials	3.7
85.6
Short-term obligations	14.6
Other assets & liabilities, net	(0.2)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.
5

Columbia Marsico 21st Century Fund, Variable Series

Statement of assets and liabilities December 31, 2007

Assets
Investments, at cost	$99,365,199
Investments, at value	111,915,448
Cash	173
Receivable for:
Fund shares sold	264,682
Interest	594
Dividends	48,430
Foreign tax reclaims	17,295
Expense reimbursement due from Investment Advisor	22,170
Other assets	369
Total assets	112,269,161
Liabilities
Payable for:
Investments purchased	357,325
Fund shares repurchased	17,900
Investment advisory fee	66,921
Administration fee	18,674
Pricing and bookkeeping fees	2,497
Trustees' fees	55,850
Audit fee	32,938
Custody fee	5,838
Distribution and service fees	16,604
Chief compliance officer expenses	184
Other liabilities	22,239
Total liabilities	596,970
Net assets	$111,672,191
Net assets consist of
Paid-in capital	$96,677,292
Accumulated net realized gain	2,443,068
Net unrealized appreciation on:
Investments	12,550,249
Foreign currency translations	1,582
Net assets	$111,672,191
Class A:
Net assets	$30,268,765
Shares outstanding	2,066,865
Net asset value per share	$14.64
Class B:
Net assets	$81,403,426
Shares outstanding	5,568,347
Net asset value and offering price per share	$14.62

See Accompanying Notes to Financial Statements.
6

Columbia Marsico 21st Century Fund, Variable Series

Statement of operations  For the ended December 31, 2007

Investment income
Dividends	$428,123
Interest	369,979
Foreign taxes withheld	(13,460)
Total investment income	784,642
Expenses
Investment advisory fee	450,503
Administration fee	125,529
Distribution fees – Class B	78,714
Transfer agent fee	172
Pricing and bookkeeping fees	18,820
Trustees' fees	20,387
Custody fee	26,699
Reports to shareholders	52,639
Chief compliance officer expenses	560
Other expenses	58,086
Total expenses	832,109
Fees and expenses waived or reimbursed by Investment Advisor	(80,907)
Custody earnings credit	(396)
Net expenses	750,806
Net investment income	33,836
Net realized and unrealized gain (loss) on investments and foreign currency
Net realized gain (loss) on:
Investments	2,564,383
Foreign currency transactions	(25,890)
Net realized gain	2,538,493
Net change in unrealized appreciation on:
Investments	7,070,029
Foreign currency translations	1,215
Net change in unrealized appreciation	7,071,244
Net gain	9,609,737
Net increase resulting from operations	$9,643,573

See Accompanying Notes to Financial Statements.
7

Columbia Marsico 21st Century Fund, Variable Series

Statement of changes in net assets

	Year ended December 31,
Increase (decrease) in net assets	2007	2006(a)
Operations
Net investment income	$33,836	$237,405
Net realized gain on investments and foreign currency transactions	2,538,493	3,079,970
Net change in unrealized appreciation on investments and foreign currency translations	7,071,244	1,272,196
Net increase resulting from operations	9,643,573	4,589,571
Distributions to shareholders
From net investment income:
Class A	(150,797)	(45,677)
Class B	(94,531)	—
From net realized gains:
Class A	(1,510,472)	(832,721)
Class B	(1,645,656)	—
Total distributions to shareholders	(3,401,456)	(878,398)
Share transactions
Class A:
Subscriptions	4,153,906	4,964,498
Distributions reinvested	1,661,269	878,398
Redemptions	(6,921,245)	(4,467,440)
Net increase (decrease)	(1,106,070)	1,375,456
Class B:
Subscriptions	79,271,495	10,000
Distributions reinvested	1,740,187	—
Redemptions	(2,368,145)	—
Net increase	78,643,537	10,000
Net increase from share transactions	77,537,467	1,385,456
Total increase in net assets	83,779,584	5,096,629
Net assets
Beginning of period	27,892,607	22,795,978
End of period	111,672,191	27,892,607
Undistributed net investment income at end of period	$—	$235,629
Changes in shares:
Class A:
Subscriptions	298,243	415,577
Distributions reinvested	116,744	75,789
Redemptions	(499,857)	(371,630)
Net increase (decrease)	(84,870)	119,736
Class B:
Subscriptions	5,607,974	859
Distributions reinvested	122,376	—
Redemptions	(162,862)	—
Net increase	5,567,488	859

(a)  Class B shares commenced operations on October 2, 2006.

See Accompanying Notes to Financial Statements.
8

Columbia Marsico 21st Century Fund, Variable Series

Financial highlights

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31, 2007	Period Ended December 31, 2006(a)(b)
Class B Shares
Net Asset Value, Beginning of Period	$12.95	$11.62
Income from Investment Operations:
Net investment income(c)	0.00 (d)	0.08	(e)
Net realized and unrealized gain on investments and foreign currency	2.44	1.25
Total from Investment Operations	2.44	1.33
Less Distributions to Shareholders:
From net investment income	(0.05)	—
From net realized gains	(0.72)	—
Total Distributions to Shareholders	(0.77)	—
Net Asset Value, End of Period	$14.62	$12.95
Total return(f)(g)	18.98%	11.45	%(h)
Ratios to Average Net Assets/Supplemental Data:
Net expenses(i)	1.35%	1.35	%(j)
Waiver/Reimbursement	0.13%	0.57	%(j)
Net investment income(i)	0.01%	2.58	%(j)
Portfolio turnover rate	99%	151	%(h)
Net assets, end of period (000's)	$81,403	$11

(a)  On May 1, 2006, Nations Marsico 21st Century Portfolio was renamed Columbia Marsico 21st Century Fund, Variable Series.

(b)  Class B shares commenced operations on October 2, 2006.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01.

(e)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.09 per share.

(f)  Total return at net asset value.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from custody credits had an impact of less than 0.01% except for the period ended December 31, 2006 which had a 0.12% impact.

(j)  Annualized.

See Accompanying Notes to Financial Statements.
9

Columbia Marsico 21st Century Fund, Variable Series

Notes to financial statements  December 31, 2007

Note 1.  Organization

Columbia Marsico 21st Century Fund, Variable Series (the "Fund") is a series of Columbia Funds Variable Insurance Trust I (the "Trust"). The Trust, registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, was organized as a Delaware statutory trust on November 24, 1997.

Investment Objective: The Fund seeks long-term growth of capital.

Fund Shares: The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. The Fund is an underlying investment vehicle for certain variable annuity contracts and variable life insurance policies issued by life insurance companies.

Note 2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation: Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions: Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements: The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is

10

Columbia Marsico 21st Century Fund, Variable Series

Notes to financial statements (continued)  December 31, 2007 responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions: The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Income Recognition: Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments and/or realized gains, as applicable. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Determination of Class Net Asset Values: All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status: The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income or excise taxes.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Dividends and Distributions to Shareholders: Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

11

Columbia Marsico 21st Century Fund, Variable Series

Notes to financial statements (continued)  December 31, 2007

For the year ended December 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for Section 988 trade date/settlement date reclass and distribution reclass were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$(24,137)	$24,138	$(1)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

	December 31, 2007	December 31, 2006
Distributions paid from:
Ordinary Income*	$1,491,683	$308,990
Long-Term Capital Gains	1,909,773	569,408

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$1,667,942	$1,098,072	$12,227,305

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and partnership adjustments.

Unrealized appreciation and depreciation at December 31, 2007, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$14,943,987
Unrealized depreciation	(2,716,682)
Net unrealized appreciation	$12,227,305

The Fund adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 ("FIN 48") effective June 29, 2007. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to net assets. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

12

Columbia Marsico 21st Century Fund, Variable Series

Notes to financial statements (continued)  December 31, 2007

Note 4.  Fees and Compensation Paid to Affiliates

Investment Advisory Fee: Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides the Fund with investment advisory services. Columbia receives an investment advisory fee, calculated daily and payable monthly, based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 Million	0.74%
$500 Million to $1 Billion	0.69%
$1 Billion to $1.5 Billion	0.64%
$1.5 Billion to $3 Billion	0.59%
$3 Billion to $6 Billion	0.57%
Over $6 Billion	0.55%

For the year ended December 31, 2007, the Fund's effective investment advisory fee rate was 0.74% of the Fund's average daily net assets.

Sub-Advisory Fee: Marsico Capital Management, LLC ("Marsico") has been retained by Columbia to serve as the investment sub-advisor to the Fund. As the sub-advisor, Marsico is responsible for the daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Fund. Columbia, from the investment advisory fee it receives, pays Marsico a monthly sub-advisory fee at the annual rate of 0.45% of the Fund's average daily net assets.

Prior to December 14, 2007, Marsico was a wholly owned subsidiary of BOA. Effective December 14, 2007, Thomas F. Marsico, founder and Chief Executive Officer of Marsico, and Marsico Parent Company, LLC, a company controlled by Mr. Marsico, acquired ownership of Marsico from a subsidiary of BOA.

Administration Fee: Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.23% of the Fund's average daily net assets less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below.

Pricing and Bookkeeping Fees: The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus a monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for direct internal costs related to accounting oversight and for services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002 ("direct internal costs") and out-of-pocket expenses. Effective January 1, 2008, the Fund no longer reimburses Columbia for the direct internal costs.

For the year ended December 31, 2007, the amount charged to the Fund by affiliates included on the Statement of Operations under "Pricing and bookkeeping fees" aggregated to $14,303, of which $1,547 is unpaid.

Transfer Agent Fee: Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the

13

Columbia Marsico 21st Century Fund, Variable Series

Notes to financial statements (continued)  December 31, 2007 cost of payments to other parties (including affiliates of BOA) for services to those accounts. Effective January 1, 2008, the annual rate increases to $17.34 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Underwriting Discounts and Distribution Fee: Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, serves as distributor of the Fund's shares. The Trust has adopted a distribution plan (the "Distribution Plan") with respect to the Class B shares of the Fund, pursuant to Rule 12b-1 under the 1940 Act. Payments under the Distribution Plan are calculated daily and paid monthly at a maximum annual rate of 0.25% of the average daily net assets of the Class B shares.

Fees Paid to Officers and Trustees: All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, another portfolio of the Trust. The expense for the deferred compensation plan is included in "Trustees' fees" in the Statement of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" in the Statement of Assets and Liabilities.

Custody Credits: The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Expense Limits and Fee Waivers: Columbia has contractually agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual Fund operating expenses (exclusive of distribution and shareholder servicing fees and interest) do not exceed 1.10% annually through April 30, 2008. There is no guarantee that these waivers and/or limitations will continue after April 30, 2008.

Note 5.  Portfolio Information

For the year ended December 31, 2007, the aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government agency obligations and short-term investments, were $112,741,208 and $54,273,512, respectively.

Note 6.  Shares of Beneficial Interest

As of December 31, 2007, the Fund had two shareholders that collectively held 90.8% of the Fund's shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 7.  Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes.

14

Columbia Marsico 21st Century Fund, Variable Series

Notes to financial statements (continued)  December 31, 2007

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%,. The committed line of credit charges an annual operations agency fee of $40,000. The uncommitted line of credit may charge an annual administration fee of $15,000. State Street waived the administration fee for the annual extension of the facility on September 17, 2007. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets and are included in "Other expenses" in the Statement of Operations.

For the year ended December 31, 2007, the Fund did not borrow under these arrangements.

Note 8.  Significant Risks and Contingencies

Foreign Securities: There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Legal Proceedings: On February 9, 2005, Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC ("BACAP Distributors," now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order") on matters relating to mutual fund trading. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. (now merged into Columbia Management Advisors, LLC) and Columbia Funds Distributors, Inc. (now merged into Columbia Management Distributors, Inc.), the investment advisor to and distributor of the funds then known as the Columbia Funds, respectively, to reduce the management fees of Columbia Funds, including the Nations Funds that are now known as Columbia Funds, and other mutual funds, collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Boards of the Nations Funds now known as Columbia Funds have an independent Chairman, are comprised of at least 75% independent trustees and have engaged an independent consultant with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for seventeen of the Nations Funds that are now known as Columbia Funds and their shareholders, will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"),

15

Columbia Marsico 21st Century Fund, Variable Series

Notes to financial statements (continued)  December 31, 2007

Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action — Mehta v AIG SunAmerica Life Assurance Company — involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc. and now known as Columbia Management Advisors, LLC) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal has been appealed to the United States Court of Appeals for the Fourth Circuit.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust's motion to dismiss this action on December 16, 2005. No appeal was filed. On December 28, 2005, the same plaintiff's attorneys filed another putative class action asserting the same claims (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. The Court granted Columbia Funds Series Trust's motion to dismiss this action on December 27, 2006. The plaintiffs have appealed the decision dismissing this action to the United States Court of Appeals for the Eighth Circuit. That appeal is pending. On February 22, 2006, another putative class action asserting the same claims (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. The plaintiffs voluntarily dismissed this case against Columbia Funds Series Trust and William Carmichael on October 25, 2006. Bank of America, N.A. and Bank of America Corporation are still defendants in the case, pending a ruling on their motion to dismiss.

Note 9.  Subsequent Event

Effective January 1, 2008, Columbia has contractually agreed to waive its advisory fees in the amount that equals the difference between the dollar amount calculated on a monthly basis based on the annualized sub-advisory fee rate to which Marsico was entitled from the Fund prior to January 1, 2008 (0.45%) and the dollar amount calculated on a monthly basis based on the annualized sub-advisory fee rate to which Marsico is entitled from the Fund effective January 1, 2008, as described below. Columbia has contractually agreed to this advisory fee waiver only to the extent the Fund does not have a separate contractual expense limitation arrangement. The Fund currently has such a separate contractual expense limitation arrangement. Columbia has contractually agreed to waive fees and/or reimburse expenses through April 30, 2008, so that total expenses incurred by the Fund, excluding interest expense, will not exceed an annual rate of 1.10% of the Fund's average daily net assets.

16

Columbia Marsico 21st Century Fund, Variable Series

Notes to financial statements (continued)  December 31, 2007

Effective January 1, 2008, Marsico is entitled to receive a monthly sub-advisory fee as described below:

Fund Daily Net Assets*	Fee Rate
Assets up to $18 billion	0.45%
Assets in excess of $18 billion and up to $21 billion	0.40%
Assets in excess of $21 billion	0.35%

*  For purposes of the calculation, "Assets" are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico Growth Fund, Variable Series; (ii) Columbia Marsico Focused Equities Fund, Variable Series; (iii) Columbia Marsico 21st Century Fund, Variable Series; (iv) Columbia Marsico Growth Master Portfolio; (v) Columbia Marsico Focused Equities Master Portfolio; (vi) Columbia Marsico 21st Century Fund; and (vii) any future Columbia U.S. equity fund sub-advised by Marsico which Columbia and Marsico mutually agree in writing.

17

Columbia Funds

Report of Independent Registered Public Accounting Firm

To the Class B Shareholders of Columbia Marsico 21st Century Fund, Variable Series and the Trustees of Columbia Funds Variable Insurance Trust I

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Columbia Marsico 21st Century Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust I) at December 31, 2007, the results of its operations, the changes in its net assets and the Class B financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 22, 2008

18

Columbia Marsico 21st Century Fund, Variable Series

Federal Income Tax Information (Unaudited)

For the fiscal year ended December 31, 2007, the Fund designates long-term capital gains of $1,109,279.

30.98% of the ordinary dividend income distributed by the Fund for the year ended December 31, 2007 qualifies for the corporate dividend received deduction.

Shareholder Meeting Results

On October 22, 2007, a Special Meeting of Shareholders of Columbia Marsico 21st Century Fund, Variable Series (the "Meeting") was held to consider the following proposal listed on the Fund's Proxy Statement for the Meeting. The votes cast were as follows:

PROPOSAL 1:

To approve a new investment sub-advisory agreement among Marsico Capital Management, LLC, Columbia Management Advisors, LLC and Columbia Funds Variable Insurance Trust I on behalf of Columbia Marsico 21st Century Fund, Variable Series.

For	Against	Abstain	Non-Votes
4,792,876	74,672	332,647	–

The number of votes necessary to conduct the Meeting was obtained, and the new investment sub-advisory agreement among Marsico Capital Management, LLC, Columbia Management Advisors, LLC and Columbia Funds Variable Insurance Trust I on behalf of Columbia Marsico 21st Century Fund, Variable Series was approved.

19

Columbia Funds

Fund governance trustees

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, address and age, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee/director, Other directorships held

INDEPENDENT TRUSTEES

Edward J. Boudreau (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director, E.J. Boudreau & Associates (consulting), from 2000 through current. Oversees 69. None.

William P. Carmichael (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired. Oversees 69. Director — Cobra Electronics Corporation (electronic equipment manufacturer); Spectrum Brands, Inc. (consumer products); Simmons Company (bedding); and The Finish Line (sportswear)

William A. Hawkins (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President, Retail Banking-IndyMac Bancorp, Inc., from September 1999 to August 2003; retired. Oversees 69. None.

R. Glenn Hilliard (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), from April 2003 through current, Chairman and Chief Executive Officer, ING Americas, from 1999 to April 2003; Non-Executive Director and Chairman — Conseco, Inc. (insurance), from September 2004 through current. Oversees 69. Director — Conseco, Inc. (insurance) and Alea Group Holdings (Bermuda), Ltd. (insurance)

John J. Nagorniak (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	President and Director — Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director — Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman — Franklin Portfolio Associates (investing — Mellon affiliate), 1982 through 2007; retired. Oversees 69. Trustee and Chairman — Research Foundation of CFA Institute; Director — MIT Investment Company; Trustee — MIT 401k Plan.

Anthony M. Santomero (Born 1946) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	President and Chief Executive Officer — Federal Reserve Bank of Philadelphia, 2000 through April 2006; Senior Advisor — McKinsey & Company (consulting), July 2006 through December 2007; Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, through current. Oversees 69. None.

Minor M. Shaw (Born 1947) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President — Micco Corporation and Mickel Investment Group. Oversees 69. Board Member — Piedmont Natural Gas.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

20

Columbia Funds

Fund governance trustees (continued)

Name, address and age, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years

OFFICERS

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	President — Columbia Funds, since October 2004; Managing Director — Columbia Management Advisors, LLC, since September 2004; Senior Vice President — Columbia Management Distributors, Inc., since January 2005; Director — Columbia Management Services, Inc., since January 2005; Director — Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director — FIM Funding, Inc., since January 2005; President and Chief Executive Officer — CDC IXIS AM Services, Inc. (asset management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer — Columbia Funds, since October 2003; Treasurer — the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 — December 2006; Vice President — Columbia Management Advisors, Inc., since April 2003; President — Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer — Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 — Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director of the Adviser and Bank of America Investment Product Group Compliance since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management from August 2004 to May 2005; Managing Director, Deutsche Asset Management prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration since January 2006; Managing Director of Columbia Management of the Adviser from September 2004 to December 2005; Vice President of Fund Administration from June 2002 to September 2004. Vice President of Product Strategy and Development prior to September 2004.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July 2000 to April 2003.

Marybeth C. Pilat (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2007)	Vice President, Mutual Fund Valuation of the Advisor since January 2006; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October 2004; Vice President-Trustee Reporting from April 2002 to October 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October 2002.

21

Columbia Marsico 21st Century Fund, Variable Series

Board Consideration and Re-Approval of Investment Advisory Agreements

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees of Columbia Funds Variable Insurance Trust I (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, (i) the investment advisory agreement with Columbia Management Advisors, LLC ("CMA") for Columbia Marsico 21st Century Fund, Variable Series and (ii) the investment sub-advisory agreement with Marsico Capital Management, LLC ("Marsico Capital")1 for Columbia Marsico 21st Century Fund, Variable Series. The investment advisory agreement with CMA and the investment sub-advisory agreement with Marsico Capital are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements." The Fund identified above is referred to as the "Fund."

More specifically, at meetings held on October 15-17, 2007, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Adviser and the re-approval of the Advisory Agreements. The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). During the fee review process, the Consultant's role was to manage the review process to ensure that fees are negotiated in a manner that is at arms' length and reasonable. The Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Consultant's report is available at http://www.columbiafunds.com.

In preparation for the October meetings, the Board met in August and again in September for review and discussion of the materials described below. The Board's review and conclusions are based on comprehensive consideration of all information presented to it and not the result of any single controlling factor.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by CMA and the Sub-Adviser under the Advisory Agreements. The Board also received and considered general information regarding the types of services investment advisers provide to other funds, who, like the Fund, are provided administration services under a separate contract. The most recent investment adviser registration forms ("Forms ADV") for CMA and the Sub-Adviser were made available to the Board, as were CMA's and the Sub-Adviser's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA and the Sub-Adviser.

In addition, the Board considered the investment and legal compliance programs of the Fund, CMA and the Sub-Adviser, including their compliance policies and procedures and reports of the Fund's Chief Compliance Officer.

The Board evaluated the ability of CMA and the Sub-Adviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA's compensation program for its personnel involved in the management of the Fund. The Board also considered CMA's investment in further developing its research and trading departments.

1  Thomas F. Marsico, founder and Chief Executive Officer of Marsico Capital, and Marsico Parent Company, LLC, a company controlled by Mr. Marsico, have signed a definitive agreement to buy back ownership of Marsico Capital from a subsidiary of Bank of America Corporation. At a meeting held in August 2007, the Board, including the Independent Trustees, unanimously approved a new investment sub-advisory agreement with Marsico Capital in connection with the anticipated change of control of Marsico Capital and automatic termination of the existing investment sub-advisory agreement with Marsico Capital. In recognition of this pending transaction, the Board's review discussed herein was to the existing and new investment sub-advisory agreements with Marsico Capital.

22

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by CMA and the Sub-Adviser.

Fund Performance and Expenses

The Board considered the one-year, three-year, five-year and ten-year performance results for the Fund, as relevant. It also considered these results in comparison to the performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to the Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to the Fund's benchmark index. Lipper is an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in the Fund's Peer Group and Universe and considered potential imprecision resulting from the selection methodology.

The Board received and considered statistical information regarding the Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for the Fund's Peer Group and Universe, which comparative data was provided by Lipper. Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from the composition for performance to provide a more accurate basis of comparison. The Board also considered information in the Lipper data that ranked the Fund based on: (i) the Fund's one-year performance compared to actual management fees; (ii) the Fund's one-year performance compared to total expenses; (iii) the Fund's three-year performance compared to actual management fees; and (iv) the Fund's three-year performance compared to total expenses.

The Board separately considered the Fund because its total expense ratio was appreciably above the median range of its Peer Group. However, the Board noted other factors, such as positive performance rankings over all measurement periods and an Actual Management Rate (defined below) that was below the median range of its Peer Group, that outweighed the factor noted above.

Investment Advisory and Sub-Advisory Fee Rates

The Board reviewed and considered the proposed contractual investment advisory fee rate together with the administration fee rate payable by the Fund to CMA for investment advisory services (the "Contractual Management Rate"). The Board also reviewed and considered the proposed contractual investment sub-advisory fee rate (the "Sub-Advisory Agreement Rate") payable by CMA to the Sub-Adviser for investment sub-advisory services. In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rate and considered the Contractual Management Rate after taking the waivers/caps into account (the "Actual Management Rate"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to the NYAG Settlement. The Board also noted reductions in Actual Management Rates and/or total expenses of certain funds across the fund complex. Additionally, the Board received and afforded specific attention to information comparing the Contractual Management Rate and Actual Management Rate with those of the other funds in the Peer Group.

The Board concluded that the factors noted above supported the Contractual Management Rate and the Actual Management Rate, and the approval of the Advisory Agreements for the Fund.

The Board also reviewed the Sub-Advisory Agreement Rate charged by Marsico Capital, which serves as Sub-Adviser to the Fund. The Board concluded that the Sub-Advisory Agreement Rate was fair and equitable, based on their consideration of the factors described above.

Profitability

The Board received and considered a detailed profitability analysis of CMA based on the Contractual Management Rate and the Actual Management Rate, as well as on other relationships between the Fund on the one hand and CMA affiliates on the other. The analysis included complex-wide and Fund information and a comparison of results using alternative allocation

23

methodologies. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits that CMA and its affiliates received from providing these services to the Fund were not unreasonable.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Most particularly, CMA provided information showing that, as a percentage of fund assets, CMA's complex-wide revenues, expenses and profits declined over a two-year period during which fund assets increased by 21%. The Board concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients

The Board also received and considered information about the nature and extent of services and fee rates offered by CMA and the Sub-Adviser to other clients, including separate accounts and institutional investors. In this regard, the Board concluded that, where the Contractual Management Rate, Sub-Advisory Agreement Rate and Actual Management Rate were appreciably above the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Adviser, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Fund.

Other Benefits to CMA

The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates and the Sub-Adviser as a result of their relationship with the Fund. Such benefits could include, among others, benefits attributable to CMA's and the Sub-Adviser's relationships with the Fund (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's and the Sub-Adviser's business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or the Sub-Adviser).

The Board considered the effectiveness of the policies of the Fund in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's and the Sub-Adviser's methods for allocating portfolio investment opportunities among the Fund and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review

As discussed above, the Board reviews materials received from CMA annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Fund receives throughout the year. In this regard, the Board reviews reports of CMA and the Sub-Adviser at each of its quarterly meetings, which includes, among other things, a portfolio review and Fund performance reports. In addition, the Board confers with the portfolio managers of the Fund at various times throughout the year.

Conclusion

After considering the above-described factors, based on its deliberations and its evaluation of the information provided, the Board concluded that the compensation payable to CMA and the Sub-Adviser under the Advisory Agreements was fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreements.

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Summary of Management Fee Evaluation By Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE
CONSULTANT TO THE COLUMBIA NATIONS FUNDS

Prepared pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State,
Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc
October 19, 2007

I. OVERVIEW

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CFD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared the third annual written evaluation of the fee negotiation process. Last year's report (the "2006 Report") was completed by my immediate predecessor IFC, John Rea, who has provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

1  CMA and CFD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the "Funds."

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C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years and finally reviews the status of recommendations made in the 2006 Report.

II. SUMMARY OF FINDINGS

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2007 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years, especially money market Fund performance when ranked in iMoneyNet universes. In each of the 1-year and 3-year periods, 62% of Nations Funds, including 11 of 12 money market Funds, ranked in the top two performance quintiles. The three- and five-year performance rankings of the subadvised Funds are relatively strong, although the 1-year records of most Funds subadvised by Marsico Capital Management ("Marsico" or "MCM") are well below their peers.

4.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

5.  The Nations equity Funds' overall performance adjusted for risk was strong. The performance of 16 0f the 18 equity Funds included in the risk analysis bettered the median in 3-year performance adjusted and unadjusted for risk. No pattern was detected for fixed-income Funds.

6.  The industry-standard procedure used by third parties such as Lipper and Morningstar to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1-fee or A share classes of the Funds are compared to the performance universe that includes all share classes of competitive multi-class funds. Therefore, the procedure ranks shares with zero or 25 basis point 12b-1 fees against classes of competitive funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of competitive funds with comparable 12b-1 fees lowers the relative performance for the Funds examined but does not call into question the general finding that the Nations Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers, with the exception of subadvised funds. Only 17% of the Funds ranked in the two most expensive quintiles for total expenses and 32% in those quintiles for actual management fees.

8.  Generally, the Nations equity Funds with the highest relative fees and expenses are subadvised. These Funds account for 70% of the fourth and fifth quintile rankings for the actual management fee and total expense measures combined. The vast majority of the subadvised equity Funds were in the bottom two quintiles.

9.  Most of the subadvised Funds have management fees that are 11 to 20 basis points higher than those of non-subadvised Columbia Funds with comparable investment styles.

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D. Trustees' Fee and Performance Evaluation Process

10.  The Trustees' evaluation process identified 14 Funds in 2007 for further review based upon their relative performance or expenses or a combination of the two. CMG and Marsico provided further information about those Funds to assist the Trustees in their evaluation. The Trustees, of course, may choose to seek additional information about Nations Funds that do not meet the criteria for further review.

E. Possible Economies of Scale

11.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG did not, however, identify specific sources of economies of scale nor provide estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

12.  An examination of the management fee schedules of a selected number of the Nations Funds suggests that, as a general matter, the breakpoint schedules of these Funds are not out of line with those of competitors.

13.  An analysis of management and administration expenses incurred by CMA in managing the Nations money market Funds finds that the ratio of these expenses to assets levels off above $5 billion. This finding suggests that CMA's proposed restructuring of the money market Funds' management fee schedule is consistent with this relationship between expenses and assets.

F. Management Fees Charged to Institutional Clients

14.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds than for institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

15.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs for purposes of calculating Fund profitability, both direct and indirect, is thoughtful and detailed. CMG also provided profitability data assuming that costs were allocated by assets, demonstrating that the choice of allocation method can have a substantial effect on fund profitability. However, notwithstanding the limitations of any effort to allocate costs to a particular fund, we believe that the ABC method represented a better approximation of CMG's costs of providing services to the Funds than did asset-based allocation.

16.  The materials that set out CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate CMG's expenses and profitability for each Fund.

17.  In 2006, CMG's complex-wide pre-tax margins on the Nations Funds were above the industry median before distribution and below the median when distribution revenues and expenses were included, based on limited data available about publicly-held mutual fund managers. However, as is to be expected in a complex comprising 63 Funds, some Nations Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Nations Funds operate at a loss. There appeared to be some relationship between fund size and profitability, with smaller Funds generally operating at a loss. In particular, the money market Funds as a group had generally higher management-only profit margins than other Nations Funds.

18.  For the Nations Funds subadvised by Marsico, CMG treats the subadvisory fee paid to Marsico as an expense. To reflect Marsico's status as an affiliated company, CMG has provided alternative profitability estimates based on its understanding with Marsico that 35 percent of the subadvisory fee represents Marsico's costs in providing these services. This adjustment thus increases the reported profitability of the Marsico-advised Funds. However, the pending sale of Marsico to its management team would make this treatment not applicable in future years, because Marsico's profits would no longer be retained by a CMG affiliate.

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19.  CMG shares a fixed percentage of its management fee revenues with an affiliate, the Private Bank of Bank of America ("PB" or "Private Bank"), to compensate the PB for services it performs with respect to Nations Fund assets held for the benefit of PB customers. In 2006, these payments totaled $75.5 million. Based on our analysis of the services provided by the PB, we believe all such payments should be regarded as a distribution expense, except for any portion attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

III. RECOMMENDATIONS

1.  Risk-adjusted performance. CMG should provide the Trustees with quantitative information about the risk of each Fund in a format that allows the risk and return of each Fund to be evaluated simultaneously. As part of that effort CMG should develop reliable risk metrics for money market Funds, balanced Funds, and Funds of Funds. CMG should also explain why it believes gross return is a better metric for fixed-income Funds than the net returns used in standard performance reporting.

2.  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style, and each complex (of which Nations is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

3.  Economies of scale. CMG should provide the Trustees with an analysis of potential economies of scale that considers the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase. CMG may consider using the framework suggested for the analysis or any other suitable framework that addresses the relevant concerns.

4.  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include risk and profitability metrics and should feel free to request additional information and explanation from CMG with respect to any Nations Fund whether or not it qualifies as a "Review Fund."

5.  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Funds (which would differ each year) should be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Nations Fund each year would not be an efficient use of Trustee and CMG resources.

6.  Ensuring consistent methodology used by Lipper, Morningstar, and iMoneyNet to construct performance and expense universes and groups. CMG should work with Lipper, Morningstar, and iMoneyNet to make sure that the all three data vendors apply similar techniques and standards in constructing performance and expense universes and in collecting data, if possible. If not, CMG should clearly explain to the Trustees the differences in methodology and the effect such differences may have on rankings. In addition, CMG should ensure that it applies the same ranking methodology to all Funds, including those for which Morningstar and iMoneyNet provide the underlying data.

7.  Uniformity of universes across reporting periods. CMA, based on consultations with its CIOs, has substituted vendors for purposes of universe construction, e.g. Morningstar for Lipper for certain equity Funds and iMoneyNet for Lipper for money market Funds. However, the new universes are not used for all performance periods and have not been used to recalculate last year's performance and expense figures. Therefore, it is difficult to draw useful conclusions from changes in rankings from last year to this year, or from short-term to longer-term performance periods. CMA, when it changes universes, should use both the new and the former universe in the switch-over year so that the Trustees can obtain useful information about performance and expense trends.

8.  Filtering all universes. The Lipper volumes presented to the Trustees, consistent with industry practice, compare the performance of an equity or fixed-income Fund to all other funds and all of their share classes in the Fund's performance universe. This means that the performance of a Columbia Fund A share (with a 25 basis point 12b-1 fee) or a share with no 12b-1 fee is compared to many classes of competitive funds with higher distribution fees, such as deferred-sales-charge

28

B shares and level-load C shares. Including shares classes with higher fees than the Columbia Fund share class. This improves the Nations Fund's performance relative to its peers. The difference can be meaningful. Therefore, we recommend that, in addition to the standard Lipper universe presentation, Funds in the third and fourth quintile should be ranked in a universe limited to the one share class per competitive fund whose distribution pricing most closely matches the relevant Fund. The construction of the restricted universes for equity and fixed-income funds is similar to the method used by iMoneyNet in forming performance universes for Nations money market Funds. Further, with respect to money market Funds, we suggest that they be ranked using a class that charges a distribution or service fee close to the average levied on fund assets in a universe of fund classes with comparable fees.

9.  Management fee disparities. Several disparities exist between management fees of Nations and Atlantic Funds with comparable investment strategies. To enable Trustees to identify such disparities, CMG should provide the Trustees with a table that compares management fees of Nations Funds with those of comparable Atlantic and Acorn Funds and an explanation of any significant differences. In addition, whenever CMG proposes a management fee change or expense cap for funds outside the Nations group that are comparable to Nations Funds, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to consider the applicability of the proposed change to the Nations Funds.

10.  Reduction of volume of documents submitted. As the Trustees have noted, the tendency in the fee evaluation process is for the volume of materials prepared for their consideration to increase each year as the participants in the process suggest additional data or presentations of data. However, some of the data may no longer be useful, or its usefulness may be outweighed by the burden of reviewing it. For example, we do not believe that offering two variations of cost allocation by assets is useful. We also question whether profitability data needs to be divided by distribution channel, e.g. retail vs. variable annuity. We also note that some material, especially related to complex-wide profitability, appears multiple times in the 15(c) materials. Finally, for the money market Funds, CMG should provide relative performance and expense data based on the universe that it and the Trustees consider to be most useful, rather than the current practice of providing such data for both Lipper and iMoneyNet universes.

IV. STATUS OF 2006 RECOMMENDATIONS

The 2006 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and their results.

1.  Recommendation: Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

Status: Grids providing both performance and risk rankings for equity and fixed-income funds were prepared by CMG as part of the 2007 15(c) process.

2.  Recommendation: Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

Status: At our request, CMG prepared universes limited to one class of shares per competitive fund for selected funds.

3.  Recommendation: Trustees may wish to review the level of management fees on the subadvised funds to ensure that the conditions and circumstances that warranted the premiums in the past continue to hold. If the review is undertaken, Trustees may wish to discuss with CMG the subadvisory fee paid to MCM inasmuch as CMA is MCM's largest subadvisory client and appears to be charged higher subadvisory fees than those of MCM's other large clients.

Status: The Trustees of the Nations Funds undertook such a review and negotiated breakpoints in the sub-advisory fees payable to MCM to take effect upon the sale of MCM to its management team.

4.  Recommendation: Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis

29

may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

Status: CMG questions the usefulness of such an exercise due to the many variables that can have an effect on costs and revenues as assets increase. We continue to believe that such an exercise would be helpful to the Trustees.

5.  Recommendation: If the study of economies of scale is undertaken, the Trustees may wish to use it to explore alternatives to the flat management fee currently in place for the money market Funds and the Retirement Portfolios.

Status: CMG has presented a proposal for a group-wide advisory fee incorporating breakpoints for the money-market Funds, which was approved by the Trustees.

6.  Recommendation: Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

Status: CMG dated many of the institutional accounts but was not able to determine the date of establishment for all accounts. CMG also provided data on other types of institutional accounts.

7.  Recommendation: Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

Status: We continue to believe that such a statement would help the Trustees understand CMG's business better and place the fund-by-fund profitability reports in context.

8.  Recommendation: Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

Status: CMG provided various summary statements of operations.

9.  Recommendation: Trustees may wish to consider the treatment of the revenue sharing with PB in their review of CMG's profitability.

Status: CMG provided a substantial amount of information reflecting adjustment for Private Bank expenses. We believe that all Private Bank expenses should be backed out of management-only profitability analyses, no Private Bank expenses should be backed out of all-in profitability analyses and only those PB revenue sharing payments not attributable to sub-transfer agency or sub-accounting services should be backed out of ex-distribution profitability analyses.

Respectfully submitted,
Steven E. Asher

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©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

SHC-42/138988-1207 (02/08) 08-51064

Columbia Marsico Growth Fund,
Variable Series

Columbia Funds Variable Insurance Trust I

Class A

2007 Annual Report

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities and a copy of the Fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-321-7854. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available on the SEC's website. Information regarding how the Fund voted proxies relating to portfolio securities is also available from the Fund's website.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of the Funds of Columbia Funds Variable Insurance Trust I.

Fund shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

The views expressed in the Portfolio Manager's Discussion reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Columbia Management Distributors, Inc. and Columbia Management Advisors, LLC are the distributor and investment adviser, respectively, to Columbia Funds. They and other affiliates of Bank of America provide services to Columbia Funds and receive fees for such services.

Investors should carefully consider the investment objectives, risks, charges and expenses for the Fund before investing. Contact your insurance company for a prospectus, which contains this and other important information about the Fund. Read it carefully before you invest.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia Marsico Growth
Fund, Variable Series

Portfolio management

Columbia Marsico Growth Fund, Variable Series seeks long-term growth of capital.

Thomas F. Marsico has managed the fund since the fund's inception.

Performance

Growth of a $10,000 investment

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The returns for the index and the fund include reinvested dividends and capital gains. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

Average annual total returns as of 12/31/07

	1 Year	5 Year	Since Inception*
Columbia Marsico Growth Fund, VS – A	17.48%	14.60%	8.70%
S&P 500 Index	5.49%	12.83%	4.66%

*Class A shares inception date is March 27, 1998.

Performance results reflect any fee waivers or reimbursement of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Annual operating expense ratio*

Class A	1.01%

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower. For current month-end performance information, please contact your insurance company.

Columbia Marsico Growth Fund, Variable Series outperformed its benchmark, the S&P 500 Index1, for the 12-month period that ended December 31, 2007. Stock selection in the information technology, telecommunications services, financials and materials sectors was a source of strength. The fund also had less exposure than the index to financials, which aided performance as the sector was one of the weakest performers for the year. Several sector allocation decisions detracted from performance and several individual holdings also struggled during the period.

Stock selection in a broad range of sectors bolstered return

Stock selection within the information technology, telecommunications services, financials, and materials sectors was a primary area of strength for the fund. Within information technology, Apple, Inc. and Google, Inc. (3.6% and 2.7% of net assets, respectively) appreciated sharply. In the materials sector, agricultural products company Monsanto Co. (1.5% of net assets) posted a total return of more than 112%. Monsanto Co. has benefited from growth in its corn seed business and improved revenues for Roundup, a chemical weedkiller. Energy service companies Schlumberger Ltd. and Petroleo Brasileiro SA (3.2% and 3.0% of net assets, respectively) were also among the fund's best performing individual positions. Both positions have benefited from increased exploration and development in the oil and gas industry. Wireless telecommunications services providers China Mobile Ltd. and Mexico-based America Movil SAB de CV (2.7% and 1.5% of net assets, respectively) posted solid gains as subscriber growth continued in several of the emerging markets they serve.

On average, the fund had less exposure to financials than its benchmark, which aided performance as financial companies were among the weakest-performing area of the market. One exception to the sector's weakness was Industrial &

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large capitalization U.S. stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

1

Columbia Marsico Growth
Fund, Variable Series (Continued)

Commercial Bank of China Ltd. (3.1% of net assets), a fund holding that performed well and aided the fund's overall return.

Consumer discretionary and energy allocations detracted from performance

The fund had more exposure than the benchmark to the weak-performing consumer discretionary sector and less exposure to the strong-performing energy sector, both of which detracted from its return. Keep in mind that sector weights are generally the result of the fund's stock selection process and not an integral part of its investment strategy. In addition, the fund's health care positions posted returns that lagged the benchmark's health care returns. Health care services company UnitedHealth Group, Inc. and biotechnology company Genentech, Inc. (4.2% and 3.5% of net assets, respectively) were the primary disappointments.

Past performance is no guarantee of future results.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. Since economic and market conditions change frequently, there can be no assurance that the trends described above will continue or that the forecasts will come to pass.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve special risks, including foreign taxation and potential confiscatory levels of taxation and withholding taxes, currency risks, risks associated with possible differences in financial standards and other monetary and political risks.

The fund normally invests in a core portfolio of 35-50 stocks. By maintaining a relatively focused portfolio, the fund may be subject to greater risk than a fund that is less focused.

2

Columbia Marsico Growth
Fund, Variable Series

Shareholder expense example

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges (loads) or redemption fees, where applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

07/01/07 – 12/31/07 Class A	Account value at the beginning of the period	Account value at the end of the period	Expenses paid during the period*
Actual	$1,000.00	$1,097.29	$5.23
Hypothetical**	$1,000.00	$1,020.21	$5.04

*  Expenses are equal to the annualized expense ratio of 0.99% for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the share class' most recent fiscal half-year and divided by 365. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

**  Assumed 5% return per year before expenses.

3

Columbia Funds

Columbia Marsico Growth Fund, Variable Series

Investment portfolio  December 31, 2007

Shares		Value
	Common stocks — 92.6%
	Consumer discretionary — 13.5%
	Automobiles — 1.0%
133,889	Toyota Motor Corp., ADR	$14,214,995
	Hotels, restaurants & leisure — 11.1%
293,289	Las Vegas Sands Corp.(a)	30,223,431
1,119,171	McDonald's Corp.	65,930,365
219,872	MGM Mirage(a)	18,473,645
169,196	Wynn Resorts Ltd.	18,971,948
390,056	Yum! Brands, Inc.	14,927,443
		148,526,832
	Specialty retail — 1.4%
817,694	Lowe's Companies, Inc.	18,496,238
		181,238,065
	Consumer staples — 3.4%
	Beverages — 1.6%
211,636	Coca-Cola Co.	12,988,101
266,574	Heineken NV, ADR	8,617,271
		21,605,372
	Food & staples retailing — 1.8%
276,665	CVS Caremark Corp.	10,997,434
1,301,754	Tesco PLC	12,292,064
		23,289,498
		44,894,870
	Energy — 12.1%
	Energy equipment & services — 8.1%
406,674	Cameron International Corp.(a)	19,573,219
438,372	Schlumberger Ltd.	43,122,654
322,946	Transocean, Inc.(a)	46,229,720
		108,925,593
	Oil, gas & consumable fuels — 4.0%
129,255	Hess Corp.	13,036,659
350,248	Petroleo Brasileiro SA, ADR	40,362,580
		53,399,239
		162,324,832
	Financials — 10.4%
	Capital markets — 6.8%
256,267	Goldman Sachs Group, Inc.	55,110,218
462,136	Lehman Brothers Holdings, Inc.	30,242,180
106,271	Merrill Lynch & Co., Inc.	5,704,627
		91,057,025
	Commercial banks — 3.6%
57,978,000	Industrial & Commercial Bank of China, Class H	41,137,471
246,436	Wells Fargo & Co.	7,439,903
		48,577,374
		139,634,399
	Health care — 12.8%
	Biotechnology — 3.8%
112,667	Amylin Pharmaceuticals, Inc.(a)	4,168,679
697,318	Genentech, Inc.(a)	46,769,118
		50,937,797

Shares		Value
	Health care providers & services — 4.2%
977,593	UnitedHealth Group, Inc.	$56,895,913
	Pharmaceuticals — 4.8%
908,725	Merck & Co., Inc.	52,806,010
423,803	Schering-Plough Corp.	11,290,112
		64,096,122
		171,929,832
	Industrials — 11.1%
	Aerospace & defense — 6.4%
112,209	Boeing Co.	9,813,799
376,093	General Dynamics Corp.	33,468,516
400,734	Lockheed Martin Corp.	42,181,261
		85,463,576
	Air freight & logistics — 0.2%
33,004	FedEx Corp.	2,942,967
	Construction & engineering — 1.8%
255,318	Jacobs Engineering Group, Inc.(a)	24,410,954
	Industrial conglomerates — 1.6%
375,822	McDermott International, Inc.(a)	22,184,772
	Road & rail — 1.1%
113,455	Union Pacific Corp.	14,252,217
		149,254,486
	Information technology — 18.2%
	Communications equipment — 0.7%
233,521	QUALCOMM, Inc.	9,189,051
	Computers & peripherals — 5.7%
245,575	Apple, Inc.(a)	48,643,496
542,921	Hewlett-Packard Co.	27,406,652
4,500	Seagate Technology, Inc., Escrow Shares(a)(b)	45
		76,050,193
	Internet software & services — 2.7%
52,827	Google, Inc., Class A(a)	36,528,814
	IT services — 3.1%
194,135	Mastercard, Inc., Class A	41,777,852
	Semiconductors & semiconductor equipment — 2.5%
1,265,404	Intel Corp.	33,735,671
	Software — 3.5%
1,299,135	Microsoft Corp.	46,249,206
		243,530,787

See Accompanying Notes to Financial Statements.
4

Columbia Funds

Columbia Marsico Growth Fund, Variable Series

Investment portfolio (continued)  December 31, 2007

Shares		Value
	Materials — 4.5%
	Chemicals — 4.5%
173,662	Air Products & Chemicals, Inc.	$17,128,283
177,022	Monsanto Co.	19,771,587
271,324	Praxair, Inc.	24,069,152
		60,969,022
	Telecommunication services — 6.6%
	Diversified telecommunication services — 2.4%
757,719	AT&T, Inc.	31,490,802
	Wireless telecommunication services — 4.2%
325,741	America Movil SAB de CV, ADR, Series L	19,997,240
2,115,500	China Mobile Ltd.	36,660,369
		56,657,609
		88,148,411
	Total common stocks (Cost of $1,020,401,847)	1,241,924,704
Par
	Short-term obligations — 6.4%
	Repurchase agreement — 5.0%
$67,730,000	Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/07, due 01/02/08 at 2.960%, collateralized by a U.S. Government Agency Obligation maturing 01/09/14, market value $69,086,250 (repurchase proceeds $67,741,138)	67,730,000
	U.S. Government obligations — 1.4%
	U.S. Treasury Bill
11,798,000	3.440% 01/10/08(c)	11,787,234
6,929,000	3.597% 01/03/08(c)	6,927,634
		18,714,868
	Total short-term obligations (Cost of $86,444,868)	86,444,868

Total investments (Cost of $1,106,846,715)(d)	99.0%	1,328,369,572
Other assets & liabilities, net	1.0%	13,533,250
Net assets	100.0%	$1,341,902,822

  Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(c)  The rate shown represents the annualized yield at the date of purchase.

(d)  Cost for federal income tax purposes is $1,109,444,056.

At December 31, 2007, the Fund held investments in the following sectors:

Sector (Unaudited)	% of net assets
Information technology	18.2
Consumer discretionary	13.5
Health care	12.8
Energy	12.1
Industrials	11.1
Financials	10.4
Telecommunication services	6.6
Materials	4.5
Consumer staples	3.4
92.6
Short-term obligations	6.4
Other assets & liabilities, net	1.0
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.
5

Columbia Marsico Growth Fund, Variable Series

Statement of assets and liabilities   December 31, 2007

Assets
Investments, at cost	$1,106,846,715
Investments, at value	1,328,369,572
Receivable for:
Investments sold	13,269,529
Fund shares sold	824,619
Interest	5,569
Dividends	827,108
Total assets	1,343,296,397
Liabilities
Payable to custodian bank	607
Payable for:
Fund shares repurchased	175,973
Investment advisory fee	812,426
Administration fee	252,244
Transfer agent fee	52
Pricing and bookkeeping fees	2,547
Trustees' fees	69,121
Custody fee	11,880
Distribution fees	1,575
Chief compliance officer expenses	274
Other liabilities	66,876
Total liabilities	1,393,575
Net assets	$1,341,902,822
Net assets consist of
Paid-in capital	$1,141,688,745
Undistributed net investment income	4,749,854
Accumulated net realized loss	(26,058,634)
Net unrealized appreciation on investments	221,522,857
Net assets	$1,341,902,822
Class A:
Net assets	$1,333,859,960
Shares outstanding	59,880,636
Net asset value per share	$22.28
Class B:
Net assets	$8,042,862
Shares outstanding	361,708
Net asset value per share	$22.24

See Accompanying Notes to Financial Statements.
6

Columbia Marsico Growth Fund, Variable Series

Statement of operations  For the year ended December 31, 2007

Investment income
Dividends	$9,723,056
Interest	3,758,021
Foreign taxes withheld	(121,068)
Total investment income	13,360,009
Expenses
Investment advisory fee	6,390,329
Administration fee	2,032,131
Distribution fees – Class B	6,761
Pricing and bookkeeping fees	19,535
Trustees' fees	17,305
Custody fee	67,900
Chief compliance officer expenses	895
Other expenses	297,436
Total expenses	8,832,292
Custody earnings credit	(717)
Net expenses	8,831,575
Net investment income	4,528,434
Net realized and unrealized gain (loss) on investments and foreign currency
Net realized gain (loss) on:
Investments	(10,520,767)
Foreign currency transactions	2,612
Net realized loss	(10,518,155)
Net change in unrealized appreciation on:
Investments	146,011,359
Foreign currency translations	4
Net change in unrealized appreciation	146,011,363
Net gain	135,493,208
Net increase resulting from operations	$140,021,642

See Accompanying Notes to Financial Statements.
7

Columbia Marsico Growth Fund, Variable Series

Statement of changes in net assets

	Year ended December 31,
Increase (decrease) in net assets	2007	2006(a)
Operations
Net investment income	$4,528,434	$606,644
Net realized gain (loss) on investments and foreign currency transactions	(10,518,155)	8,899,851
Net change in unrealized appreciation on investments and foreign currency translations	146,011,363	26,098,385
Net increase resulting from operations	140,021,642	35,604,880
Distributions to shareholders
From net investment income – Class A	(629,439)	—
Share transactions
Class A:
Subscriptions	745,735,932	343,572,740
Distributions reinvested	629,439	—
Redemptions	(70,857,190)	(32,054,701)
Net increase	675,508,181	311,518,039
Class B:
Subscriptions	7,902,615	10,000
Redemptions	(259,687)	—
Net increase	7,642,928	10,000
Net increase from share transactions	683,151,109	311,528,039
Total increase in net assets	822,543,312	347,132,919
Net assets
Beginning of period	519,359,510	172,226,591
End of period	1,341,902,822	519,359,510
Undistributed net investment income at end of period	$4,749,854	$608,969
Changes in shares
Class A:
Subscriptions	35,850,892	19,514,554
Distributions reinvested	29,931	—
Redemptions	(3,356,534)	(1,787,758)
Net increase	32,524,289	17,726,796
Class B:
Subscriptions	373,088	562
Redemptions	(11,942)	—
Net increase	361,146	562

(a)  Class B shares commenced operations on October 2, 2006.

See Accompanying Notes to Financial Statements.
8

Columbia Marsico Growth Fund, Variable Series

Financial highlights

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2007	2006(a)(b)		2005		2004		2003
Class A
Net Asset Value, Beginning of Period	$18.98	$17.89		$16.65		$14.73		$11.28
Income from Investment Operations:
Net investment income (loss)(c)	0.11	0.04		(0.03)		(0.02)		(0.04)
Net realized and unrealized gain on investments and foreign currency	3.21	1.05		1.27		1.94		3.49
Total from Investment Operations	3.32	1.09		1.24		1.92		3.45
Less Distributions to Shareholders:
From net investment income	(0.02)	—		—		—		—
Net Asset Value, End of Period	$22.28	$18.98		$17.89		$16.65		$14.73
Total return(d)	17.48%	6.09	%(e)	7.45	%(e)	13.03	%(e)	30.59	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense(f)	0.99%	1.01%		1.09%		1.12%		1.13%
Interest expense	—	—		—		—	%(g)	—	%(g)
Net expenses(f)	0.99%	1.01%		1.09%		1.12%		1.13%
Waiver/Reimbursement	—	0.15%		0.25%		0.25%		0.25%
Net investment income (loss)(f)	0.51%	0.21%		(0.15)%		(0.11)%		(0.34)%
Portfolio turnover rate	53%	54%		69%		77%		83%
Net assets, end of period (000's)	$1,333,860	$519,349		$172,227		$153,100		$95,596

(a)  On May 1, 2006, Nations Marsico Growth Portfolio was renamed Columbia Marsico Growth Fund, Variable Series.

(b)  On October 2, 2006, the Fund's share class was renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%, except for the year ended December 31, 2006 which had a 0.05% impact.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.
9

Columbia Marsico Growth Fund, Variable Series

Notes to financial statements  December 31, 2007

Note 1.  Organization

Columbia Marsico Growth Fund, Variable Series (the "Fund") is a series of Columbia Funds Variable Insurance Trust I (the "Trust"). The Trust, registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, was organized as a Delaware statutory trust on November 24, 1997.

Investment Objective: The Fund seeks long-term growth of capital.

Fund Shares: The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. The Fund is an underlying investment vehicle for certain variable annuity contracts and variable life insurance policies issued by life insurance companies.

Note 2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation: Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions: Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements: The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty.

10

Columbia Marsico Growth Fund, Variable Series

Notes to financial statements (continued)  December 31, 2007

These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions: The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Income Recognition: Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments and/or realized gains, as applicable. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Determination of Class Net Asset Values: All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status: The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income or excise taxes.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Dividends and Distributions to Shareholders: Distributions to shareholders are recorded on the ex-date. Dividends from net investment income, if any, are distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the record date of the distribution.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for section 988 reclasses were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$241,890	$(2,612)	$(239,278)

11

Columbia Marsico Growth Fund, Variable Series

Notes to financial statements (continued)  December 31, 2007

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

	December 31, 2007	December 31, 2006
Distributions paid from:
Ordinary Income*	$629,439	—
Long-Term Capital Gains	—	—

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$4,749,854	$—	$218,925,516

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2007, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$236,390,696
Unrealized depreciation	(17,465,180)
Net unrealized appreciation	$218,925,516

The following capital loss carryforwards, determined as of December 31, 2007, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2009	$2,838,533
2010	7,897,511
2011	192,915
$10,928,959

Of the capital loss carryforwards attributable to the Fund, $1,388,148 (expiring December 31, 2009) remains from the Fund's merger with Nations Separate Account Trust Capital Growth Portfolio. In addition, the Fund utilized carryforwards of $2,882,492 to offset current year gains. The availability of a portion of the remaining capital loss carryforwards acquired by the Fund as a result of a merger may be limited in a given year.

Under current tax rules, certain currency (and capital) losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2007, post-October capital losses of $12,532,333 attributed to security transactions were deferred to January 1, 2008.

The Fund adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 ("FIN 48") effective June 29, 2007. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to net assets. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management

12

Columbia Marsico Growth Fund, Variable Series

Notes to financial statements (continued)  December 31, 2007 believes that FIN 48 does not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4.  Fees and Compensation Paid to Affiliates

Investment Advisory Fee: Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides the Fund with investment advisory services. Columbia receives an investment advisory fee, calculated daily and payable monthly, based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 Million	0.74%
$500 Million to $1 Billion	0.69%
$1 Billion to $1.5 Billion	0.64%
$1.5 Billion to $3 Billion	0.59%
$3 Billion to $6 Billion	0.57%
Over $6 Billion	0.55%

For the year ended December 31, 2007, the Fund's effective investment advisory fee rate was 0.72% of the Fund's average daily net assets.

Sub-Advisory Fee: Marsico Capital Management, LLC ("Marsico") has been retained by Columbia to serve as the investment sub-advisor to the Fund. As the sub-advisor, Marsico is responsible for the daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Fund. Columbia, from the investment advisory fee it receives, pays Marsico a monthly sub-advisory fee at the annual rate of 0.45% of the Fund's average daily net assets.

Prior to December 14, 2007, Marsico was a wholly owned subsidiary of BOA. Effective December 14, 2007, Thomas F. Marsico, founder and Chief Executive Officer of Marsico, and Marsico Parent Company, LLC, a company controlled by Mr. Marsico, acquired ownership of Marsico from a subsidiary of BOA.

Administration Fee: Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.23% of the Fund's average daily net assets less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below.

Pricing and Bookkeeping Fees: The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus a monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for direct internal costs related to accounting oversight and for services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002 ("direct internal costs") and out-of-pocket expenses. Effective January 1, 2008, the Fund no longer reimburses Columbia for the direct internal costs.

13

Columbia Marsico Growth Fund, Variable Series

Notes to financial statements (continued)  December 31, 2007

For the year ended December 31, 2007, the amount charged to the Fund by affiliates included on the Statement of Operations under "Pricing and bookkeeping fees" aggregated to $14,303, of which $1,547 is unpaid.

Transfer Agent Fee: Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Effective January 1, 2008, the annual rate increases to $17.34 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Underwriting Discounts and Distribution Fee: Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, serves as distributor of the Fund's shares. The Trust has adopted a distribution plan (the "Distribution Plan") with respect to the Class B shares of the Fund, pursuant to Rule 12b-1 under the 1940 Act. Payments under the Distribution Plan are calculated daily and paid monthly at a maximum annual rate of 0.25% of the average daily net assets of the Class B shares.

Fees Paid to Officers and Trustees: All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, another portfolio of the Trust. The expense for the deferred compensation plan is included in "Trustees' fees" in the Statement of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" in the Statement of Assets and Liabilities.

Custody Credits: The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 5.  Portfolio Information

For the year ended December 31, 2007, the aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government agency obligations and short-term investments, were $1,015,755,142 and $427,553,183, respectively.

Note 6.  Shares of Beneficial Interest

As of December 31, 2007, the Fund had three shareholders that collectively held 92.7% of the Fund's shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 7.  Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes.

14

Columbia Marsico Growth Fund, Variable Series

Notes to financial statements (continued)  December 31, 2007

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. The committed line of credit charges an annual operations agency fee of $40,000. The uncommitted line of credit may charge an annual administration fee of $15,000. State Street waived the administration fee for the annual extension of the facility on September 17, 2007. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets and are included in "Other expenses" in the Statement of Operations.

For the year ended December 31, 2007, the Fund did not borrow under these arrangements.

Note 8.  Significant Risks and Contingencies

Foreign Securities: There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Legal Proceedings: On February 9, 2005, Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC ("BACAP Distributors," now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order") on matters relating to mutual fund trading. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. (now merged into Columbia Management Advisors, LLC) and Columbia Funds Distributors, Inc. (now merged into Columbia Management Distributors, Inc.), the investment advisor to and distributor of the funds then known as the Columbia Funds, respectively, to reduce the management fees of Columbia Funds, including the Nations Funds that are now known as Columbia Funds, and other mutual funds, collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Boards of the Nations Funds now known as Columbia Funds have an independent Chairman, are comprised of at least 75% independent trustees and have engaged an independent consultant with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for seventeen of the Nations Funds that are now known as Columbia Funds and their shareholders, will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes

15

Columbia Marsico Growth Fund, Variable Series

Notes to financial statements (continued)  December 31, 2007 claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action — Mehta v AIG SunAmerica Life Assurance Company — involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc. and now known as Columbia Management Advisors, LLC) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal has been appealed to the United States Court of Appeals for the Fourth Circuit.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust's motion to dismiss this action on December 16, 2005. No appeal was filed. On December 28, 2005, the same plaintiff's attorneys filed another putative class action asserting the same claims (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. The Court granted Columbia Funds Series Trust's motion to dismiss this action on December 27, 2006. The plaintiffs have appealed the decision dismissing this action to the United States Court of Appeals for the Eighth Circuit. That appeal is pending. On February 22, 2006, another putative class action asserting the same claims (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. The plaintiffs voluntarily dismissed this case against Columbia Funds Series Trust and William Carmichael on October 25, 2006. Bank of America, N.A. and Bank of America Corporation are still defendants in the case, pending a ruling on their motion to dismiss.

Note 9.  Subsequent Event

Effective January 1, 2008, Columbia has contractually agreed to waive its advisory fees in the amount that equals the difference between the dollar amount calculated on a monthly basis based on the annualized sub-advisory fee rate to which Marsico was entitled from the Fund prior to January 1, 2008 and the dollar amount calculated on a monthly basis based on the annualized sub-advisory fee rate to which Marsico is entitled from the Fund effective January 1, 2008, as described below. Columbia has contractually agreed to this advisory fee waiver only to the extent the Fund does not have a separate contractual expense limitation arrangement. The Fund does not have a separate contractual expense limitation arrangement.

Effective January 1, 2008, Marsico is entitled to receive a monthly sub-advisory fee as described below:

Fund Daily Net Assets*	Fee Rate
Assets up to $18 billion	0.45%
Assets in excess of $18 billion and up to $21 billion	0.40%
Assets in excess of $21 billion	0.35%

*  For purposes of the calculation, "Assets" are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico Growth Fund, Variable Series; (ii) Columbia Marsico Focused Equities Fund, Variable Series; (iii) Columbia Marsico 21st Century Fund, Variable Series; (iv) Columbia Marsico Growth Master Portfolio; (v) Columbia Marsico Focused Equities Master Portfolio; (vi) Columbia Marsico 21st Century Fund; and (vii) any future Columbia U.S. equity fund sub-advised by Marsico which Columbia and Marsico mutually agree in writing.

16

Columbia Funds

Report of Independent Registered Public Accounting Firm

To the Class A Shareholders of Columbia Marsico Growth Fund, Variable Series and Trustees of Columbia Funds Variable Insurance Trust I

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Columbia Marsico Growth Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust I) at December 31, 2007, the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 22, 2008

17

Columbia Marsico Growth Fund, Variable Series

Federal Income Tax Information (Unaudited)

100% of the ordinary dividend income distributed by the Fund for the year ended December 31, 2007 qualifies for the corporate dividend received deduction.

Shareholder Meeting Results

On October 22, 2007, a Special Meeting of Shareholders of Columbia Marsico Growth Fund, Variable Series (the "Meeting") was held to consider the following proposal listed on the Fund's Proxy Statement for the Meeting. The votes cast were as follows:

PROPOSAL 1:

To approve a new investment sub-advisory agreement among Marsico Capital Management, LLC, Columbia Management Advisors, LLC and Columbia Funds Variable Insurance Trust I on behalf of Columbia Marsico Growth Fund, Variable Series.

For	Against	Abstain	Non-Votes
47,157,024	1,154,288	3,466,536	–

The number of votes necessary to conduct the Meeting was obtained, and the new investment sub-advisory agreement among Marsico Capital Management, LLC, Columbia Management Advisors, LLC and Columbia Funds Variable Insurance Trust I on behalf of Columbia Marsico Growth Fund, Variable Series was approved.

18

Columbia Funds

Fund governance trustees

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, address and age, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee/director, Other directorships held
INDEPENDENT TRUSTEES

Edward J. Boudreau (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director, E.J. Boudreau & Associates (consulting), from 2000 through current. Oversees 69. None.

William P. Carmichael (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired. Oversees 69. Director — Cobra Electronics Corporation (electronic equipment manufacturer); Spectrum Brands, Inc. (consumer products); Simmons Company (bedding); and The Finish Line (sportswear)

William A. Hawkins (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President, Retail Banking-IndyMac Bancorp, Inc., from September 1999 to August 2003; retired. Oversees 69. None.

R. Glenn Hilliard (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), from April 2003 through current, Chairman and Chief Executive Officer, ING Americas, from 1999 to April 2003; Non-Executive Director and Chairman — Conseco, Inc. (insurance), from September 2004 through current. Oversees 69. Director — Conseco, Inc. (insurance) and Alea Group Holdings (Bermuda), Ltd. (insurance)

John J. Nagorniak (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	President and Director — Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director — Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman — Franklin Portfolio Associates (investing — Mellon affiliate), 1982 through 2007; retired. Oversees 69. Trustee and Chairman — Research Foundation of CFA Institute; Director — MIT Investment Company; Trustee — MIT 401k Plan.

Anthony M. Santomero (Born 1946) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	President and Chief Executive Officer — Federal Reserve Bank of Philadelphia, 2000 through April 2006; Senior Advisor — McKinsey & Company (consulting), July 2006 through December 2007; Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, through current. Oversees 69. None.

Minor M. Shaw (Born 1947) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President — Micco Corporation and Mickel Investment Group. Oversees 69. Board Member — Piedmont Natural Gas.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

19

Columbia Funds

Fund governance trustees (continued)

Name, address and age, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years
OFFICERS

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	President — Columbia Funds, since October 2004; Managing Director — Columbia Management Advisors, LLC, since September 2004; Senior Vice President — Columbia Management Distributors, Inc., since January 2005; Director — Columbia Management Services, Inc., since January 2005; Director — Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director — FIM Funding, Inc., since January 2005; President and Chief Executive Officer — CDC IXIS AM Services, Inc. (asset management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer — Columbia Funds, since October 2003; Treasurer — the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 — December 2006; Vice President — Columbia Management Advisors, Inc., since April 2003; President — Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer — Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 — Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director of the Adviser and Bank of America Investment Product Group Compliance since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management from August 2004 to May 2005; Managing Director, Deutsche Asset Management prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration since January 2006; Managing Director of Columbia Management of the Adviser from September 2004 to December 2005; Vice President of Fund Administration from June 2002 to September 2004. Vice President of Product Strategy and Development prior to September 2004.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July 2000 to April 2003.

Marybeth C. Pilat (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2007)	Vice President, Mutual Fund Valuation of the Advisor since January 2006; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October 2004; Vice President-Trustee Reporting from April 2002 to October 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October 2002.

20

Columbia Marsico Growth Fund, Variable Series

Board Consideration and Re-Approval of Investment Advisory Agreements

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees of Columbia Funds Variable Insurance Trust I (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, (i) the investment advisory agreement with Columbia Management Advisors, LLC ("CMA") for the Columbia Marsico Growth Fund, Variable Series and (ii) the investment sub-advisory agreement with Marsico Capital Management, LLC ("Marsico Capital")1 for Columbia Marsico Growth Fund, Variable Series. The investment advisory agreement with CMA and the investment sub-advisory agreement with Marsico Capital (the "Sub-Adviser") are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements." The Fund identified above is referred to as the "Fund."

More specifically, at meetings held on October 15-17, 2007, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Adviser and the re-approval of the Advisory Agreements. The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). During the fee review process, the Consultant's role was to manage the review process to ensure that fees are negotiated in a manner that is at arms' length and reasonable. The Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Consultant's report is available at http://www.columbiafunds.com.

In preparation for the October meetings, the Board met in August and again in September for review and discussion of the materials described below. The Board's review and conclusions are based on comprehensive consideration of all information presented to it and not the result of any single controlling factor.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by CMA and the Sub-Adviser under the Advisory Agreements. The Board also received and considered general information regarding the types of services investment advisers provide to other funds, who, like the Fund, are provided administration services under a separate contract. The most recent investment adviser registration forms ("Forms ADV") for CMA and the Sub-Adviser were made available to the Board, as were CMA's and the Sub-Adviser's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA and the Sub-Adviser.

In addition, the Board considered the investment and legal compliance programs of the Fund, CMA and the Sub-Adviser, including their compliance policies and procedures and reports of the Fund's Chief Compliance Officer.

The Board evaluated the ability of CMA and the Sub-Adviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA's compensation program for its personnel involved in the management of the Fund. The Board also considered CMA's investment in further developing its research and trading departments.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by CMA and the Sub-Adviser.

1  Thomas F. Marsico, founder and Chief Executive Officer of Marsico Capital, and Marsico Parent Company, LLC, a company controlled by Mr. Marsico, have signed a definitive agreement to buy back ownership of Marsico Capital from a subsidiary of Bank of America Corporation. At a meeting held in August 2007, the Board, including the Independent Trustees, unanimously approved a new investment sub-advisory agreement with Marsico Capital in connection with the anticipated change of control of Marsico Capital and automatic termination of the existing investment sub-advisory agreement with Marsico Capital. In recognition of this pending transaction, the Board's review discussed herein was to the existing and new investment sub-advisory agreements with Marsico Capital.

21

Fund Performance and Expenses

The Board considered the one-year, three-year, five-year and ten-year performance results for the Fund, as relevant. It also considered these results in comparison to the performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to the Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to the Fund's benchmark index. Lipper is an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in the Fund's Peer Group and Universe and considered potential imprecision resulting from the selection methodology.

The Board received and considered statistical information regarding the Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for the Fund's Peer Group and Universe, which comparative data was provided by Lipper. Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from the composition for performance to provide a more accurate basis of comparison. The Board also considered information in the Lipper data that ranked the Fund based on: (i) the Fund's one-year performance compared to actual management fees; (ii) the Fund's one-year performance compared to total expenses; (iii) the Fund's three-year performance compared to actual management fees; and (iv) the Fund's three-year performance compared to total expenses.

Investment Advisory and Sub-Advisory Fee Rates

The Board reviewed and considered the proposed contractual investment advisory fee rate together with the administration fee rate payable by the Fund to CMA for investment advisory services (the "Contractual Management Rate"). The Board also reviewed and considered the proposed contractual investment sub-advisory fee rate (the "Sub-Advisory Agreement Rate") payable by CMA to the Sub-Adviser for investment sub-advisory services. In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rate and considered the Contractual Management Rate after taking the waivers/caps into account (the "Actual Management Rate"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to the NYAG Settlement. The Board also noted reductions in Actual Management Rates and/or total expenses of certain funds across the fund complex. Additionally, the Board received and afforded specific attention to information comparing the Contractual Management Rate and Actual Management Rate with those of the other funds in the Peer Group.

The Board separately considered the Fund because the total expense ratio and the Actual Management Rate of the Fund were appreciably above the median of its Peer Group. However, the Board also noted other factors, such as the positive performance of the Fund relative to its Peer Group, that outweighed the factors noted above.

The Board concluded that the factors noted above supported the Contractual Management Rate and the Actual Management Rate, and the approval of the Advisory Agreements for the Fund.

The Board also reviewed the Sub-Advisory Agreement Rate charged by Marsico Capital, which serves as Sub-Adviser to the Fund. The Board concluded that the Sub-Advisory Agreement Rate was fair and equitable, based on its consideration of the factors described above.

Profitability

The Board received and considered a detailed profitability analysis of CMA based on the Contractual Management Rate and the Actual Management Rate, as well as on other relationships between the Fund on the one hand and CMA affiliates on the other. The analysis included complex-wide and Fund information and a comparison of results using alternative allocation methodologies. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits that CMA and its affiliates received from providing these services to the Fund were not unreasonable.

22

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Most particularly, CMA provided information showing that, as a percentage of fund assets, CMA's complex-wide revenues, expenses and profits declined over a two-year period during which fund assets increased by 21%. The Board concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients

The Board also received and considered information about the nature and extent of services and fee rates offered by CMA and the Sub-Adviser to other clients, including separate accounts and institutional investors. In this regard, the Board concluded that, where the Contractual Management Rate, Sub-Advisory Agreement Rate and Actual Management Rate were appreciably above the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Adviser, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Fund.

Other Benefits to CMA

The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates and the Sub-Adviser as a result of their relationship with the Fund. Such benefits could include, among others, benefits attributable to CMA's and the Sub-Adviser's relationships with the Fund (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's and the Sub-Adviser's business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or the Sub-Adviser).

The Board considered the effectiveness of the policies of the Fund in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's and the Sub-Adviser's methods for allocating portfolio investment opportunities among the Fund and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review

As discussed above, the Board reviews materials received from CMA annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Fund receives throughout the year. In this regard, the Board reviews reports of CMA and the Sub-Adviser at each of its quarterly meetings, which includes, among other things, a portfolio review and Fund performance reports. In addition, the Board confers with the portfolio managers of the Fund at various times throughout the year.

Conclusion

After considering the above-described factors, based on its deliberations and its evaluation of the information provided, the Board concluded that the compensation payable to CMA and the Sub-Adviser under the Advisory Agreements was fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreements.

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Summary of Management Fee Evaluation By Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE
CONSULTANT TO THE COLUMBIA NATIONS FUNDS

Prepared pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State,
Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc
October 19, 2007

I. OVERVIEW

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CFD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared the third annual written evaluation of the fee negotiation process. Last year's report (the "2006 Report") was completed by my immediate predecessor IFC, John Rea, who has provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

1  CMA and CFD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the "Funds."

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C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years and finally reviews the status of recommendations made in the 2006 Report.

II. SUMMARY OF FINDINGS

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2007 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years, especially money market Fund performance when ranked in iMoneyNet universes. In each of the 1-year and 3-year periods, 62% of Nations Funds, including 11 of 12 money market Funds, ranked in the top two performance quintiles. The three- and five-year performance rankings of the subadvised Funds are relatively strong, although the 1-year records of most Funds subadvised by Marsico Capital Management ("Marsico" or "MCM") are well below their peers.

4.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

5.  The Nations equity Funds' overall performance adjusted for risk was strong. The performance of 16 of the 18 equity Funds included in the risk analysis bettered the median in 3-year performance adjusted and unadjusted for risk. No pattern was detected for fixed-income Funds.

6.  The industry-standard procedure used by third parties such as Lipper and Morningstar to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1-fee or A share classes of the Funds are compared to the performance universe that includes all share classes of competitive multi-class funds. Therefore, the procedure ranks shares with zero or 25 basis point 12b-1 fees against classes of competitive funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of competitive funds with comparable 12b-1 fees lowers the relative performance for the Funds examined but does not call into question the general finding that the Nations Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers, with the exception of subadvised funds. Only 17% of the Funds ranked in the two most expensive quintiles for total expenses and 32% in those quintiles for actual management fees.

8.  Generally, the Nations equity Funds with the highest relative fees and expenses are subadvised. These Funds account for 70% of the fourth and fifth quintile rankings for the actual management fee and total expense measures combined. The vast majority of the subadvised equity Funds were in the bottom two quintiles.

9.  Most of the subadvised Funds have management fees that are 11 to 20 basis points higher than those of non-subadvised Columbia Funds with comparable investment styles.

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D. Trustees' Fee and Performance Evaluation Process

10.  The Trustees' evaluation process identified 14 Funds in 2007 for further review based upon their relative performance or expenses or a combination of the two. CMG and Marsico provided further information about those Funds to assist the Trustees in their evaluation. The Trustees, of course, may choose to seek additional information about Nations Funds that do not meet the criteria for further review.

E. Possible Economies of Scale

11.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG did not, however, identify specific sources of economies of scale nor provide estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

12.  An examination of the management fee schedules of a selected number of the Nations Funds suggests that, as a general matter, the breakpoint schedules of these Funds are not out of line with those of competitors.

13.  An analysis of management and administration expenses incurred by CMA in managing the Nations money market Funds finds that the ratio of these expenses to assets levels off above $5 billion. This finding suggests that CMA's proposed restructuring of the money market Funds' management fee schedule is consistent with this relationship between expenses and assets.

F. Management Fees Charged to Institutional Clients

14.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds than for institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

15.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs for purposes of calculating Fund profitability, both direct and indirect, is thoughtful and detailed. CMG also provided profitability data assuming that costs were allocated by assets, demonstrating that the choice of allocation method can have a substantial effect on fund profitability. However, notwithstanding the limitations of any effort to allocate costs to a particular fund, we believe that the ABC method represented a better approximation of CMG's costs of providing services to the Funds than did asset-based allocation.

16.  The materials that set out CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate CMG's expenses and profitability for each Fund.

17.  In 2006, CMG's complex-wide pre-tax margins on the Nations Funds were above the industry median before distribution and below the median when distribution revenues and expenses were included, based on limited data available about publicly-held mutual fund managers. However, as is to be expected in a complex comprising 63 Funds, some Nations Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Nations Funds operate at a loss. There appeared to be some relationship between fund size and profitability, with smaller Funds generally operating at a loss. In particular, the money market Funds as a group had generally higher management-only profit margins than other Nations Funds.

18.  For the Nations Funds subadvised by Marsico, CMG treats the subadvisory fee paid to Marsico as an expense. To reflect Marsico's status as an affiliated company, CMG has provided alternative profitability estimates based on its understanding with Marsico that 35 percent of the subadvisory fee represents Marsico's costs in providing these services. This adjustment thus increases the reported profitability of the Marsico-advised Funds. However, the pending sale of Marsico to its management team would make this treatment not applicable in future years, because Marsico's profits would no longer be retained by a CMG affiliate.

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19.  CMG shares a fixed percentage of its management fee revenues with an affiliate, the Private Bank of Bank of America ("PB" or "Private Bank"), to compensate the PB for services it performs with respect to Nations Fund assets held for the benefit of PB customers. In 2006, these payments totaled $75.5 million. Based on our analysis of the services provided by the PB, we believe all such payments should be regarded as a distribution expense, except for any portion attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

III. RECOMMENDATIONS

1.  Risk-adjusted performance. CMG should provide the Trustees with quantitative information about the risk of each Fund in a format that allows the risk and return of each Fund to be evaluated simultaneously. As part of that effort CMG should develop reliable risk metrics for money market Funds, balanced Funds, and Funds of Funds. CMG should also explain why it believes gross return is a better metric for fixed-income Funds than the net returns used in standard performance reporting.

2.  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style, and each complex (of which Nations is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

3.  Economies of scale. CMG should provide the Trustees with an analysis of potential economies of scale that considers the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase. CMG may consider using the framework suggested for the analysis or any other suitable framework that addresses the relevant concerns.

4.  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include risk and profitability metrics and should feel free to request additional information and explanation from CMG with respect to any Nations Fund whether or not it qualifies as a "Review Fund."

5.  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Funds (which would differ each year) should be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Nations Fund each year would not be an efficient use of Trustee and CMG resources.

6.  Ensuring consistent methodology used by Lipper, Morningstar, and iMoneyNet to construct performance and expense universes and groups. CMG should work with Lipper, Morningstar, and iMoneyNet to make sure that the all three data vendors apply similar techniques and standards in constructing performance and expense universes and in collecting data, if possible. If not, CMG should clearly explain to the Trustees the differences in methodology and the effect such differences may have on rankings. In addition, CMG should ensure that it applies the same ranking methodology to all Funds, including those for which Morningstar and iMoneyNet provide the underlying data.

7.  Uniformity of universes across reporting periods. CMA, based on consultations with its CIOs, has substituted vendors for purposes of universe construction, e.g. Morningstar for Lipper for certain equity Funds and iMoneyNet for Lipper for money market Funds. However, the new universes are not used for all performance periods and have not been used to recalculate last year's performance and expense figures. Therefore, it is difficult to draw useful conclusions from changes in rankings from last year to this year, or from short-term to longer-term performance periods. CMA, when it changes universes, should use both the new and the former universe in the switch-over year so that the Trustees can obtain useful information about performance and expense trends.

8.  Filtering all universes. The Lipper volumes presented to the Trustees, consistent with industry practice, compare the performance of an equity or fixed-income Fund to all other funds and all of their share classes in the Fund's performance universe. This means that the performance of a Columbia Fund A share (with a 25 basis point 12b-1 fee) or a share with no 12b-1 fee is

27

compared to many classes of competitive funds with higher distribution fees, such as deferred-sales-charge B shares and level-load C shares. Including shares classes with higher fees than the Columbia Fund share class. This improves the Nations Fund's performance relative to its peers. The difference can be meaningful. Therefore, we recommend that, in addition to the standard Lipper universe presentation, Funds in the third and fourth quintile should be ranked in a universe limited to the one share class per competitive fund whose distribution pricing most closely matches the relevant Fund. The construction of the restricted universes for equity and fixed-income funds is similar to the method used by iMoneyNet in forming performance universes for Nations money market Funds. Further, with respect to money market Funds, we suggest that they be ranked using a class that charges a distribution or service fee close to the average levied on fund assets in a universe of fund classes with comparable fees.

9.  Management fee disparities. Several disparities exist between management fees of Nations and Atlantic Funds with comparable investment strategies. To enable Trustees to identify such disparities, CMG should provide the Trustees with a table that compares management fees of Nations Funds with those of comparable Atlantic and Acorn Funds and an explanation of any significant differences. In addition, whenever CMG proposes a management fee change or expense cap for funds outside the Nations group that are comparable to Nations Funds, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to consider the applicability of the proposed change to the Nations Funds.

10.  Reduction of volume of documents submitted. As the Trustees have noted, the tendency in the fee evaluation process is for the volume of materials prepared for their consideration to increase each year as the participants in the process suggest additional data or presentations of data. However, some of the data may no longer be useful, or its usefulness may be outweighed by the burden of reviewing it. For example, we do not believe that offering two variations of cost allocation by assets is useful. We also question whether profitability data needs to be divided by distribution channel, e.g. retail vs. variable annuity. We also note that some material, especially related to complex-wide profitability, appears multiple times in the 15(c) materials. Finally, for the money market Funds, CMG should provide relative performance and expense data based on the universe that it and the Trustees consider to be most useful, rather than the current practice of providing such data for both Lipper and iMoneyNet universes.

IV. STATUS OF 2006 RECOMMENDATIONS

The 2006 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and their results.

1.  Recommendation: Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

Status: Grids providing both performance and risk rankings for equity and fixed-income funds were prepared by CMG as part of the 2007 15(c) process.

2.  Recommendation: Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

Status: At our request, CMG prepared universes limited to one class of shares per competitive fund for selected funds.

3.  Recommendation: Trustees may wish to review the level of management fees on the subadvised funds to ensure that the conditions and circumstances that warranted the premiums in the past continue to hold. If the review is undertaken, Trustees may wish to discuss with CMG the subadvisory fee paid to MCM inasmuch as CMA is MCM's largest subadvisory client and appears to be charged higher subadvisory fees than those of MCM's other large clients.

Status: The Trustees of the Nations Funds undertook such a review and negotiated breakpoints in the sub-advisory fees payable to MCM to take effect upon the sale of MCM to its management team.

4.  Recommendation: Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis

28

may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

Status: CMG questions the usefulness of such an exercise due to the many variables that can have an effect on costs and revenues as assets increase. We continue to believe that such an exercise would be helpful to the Trustees.

5.  Recommendation: If the study of economies of scale is undertaken, the Trustees may wish to use it to explore alternatives to the flat management fee currently in place for the money market Funds and the Retirement Portfolios.

Status: CMG has presented a proposal for a group-wide advisory fee incorporating breakpoints for the money-market Funds, which was approved by the Trustees.

6.  Recommendation: Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

Status: CMG dated many of the institutional accounts but was not able to determine the date of establishment for all accounts. CMG also provided data on other types of institutional accounts.

7.  Recommendation: Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

Status: We continue to believe that such a statement would help the Trustees understand CMG's business better and place the fund-by-fund profitability reports in context.

8.  Recommendation: Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

Status: CMG provided various summary statements of operations.

9.  Recommendation: Trustees may wish to consider the treatment of the revenue sharing with PB in their review of CMG's profitability.

Status: CMG provided a substantial amount of information reflecting adjustment for Private Bank expenses. We believe that all Private Bank expenses should be backed out of management-only profitability analyses, no Private Bank expenses should be backed out of all-in profitability analyses and only those PB revenue sharing payments not attributable to sub-transfer agency or sub-accounting services should be backed out of ex-distribution profitability analyses.

Respectfully submitted,
Steven E. Asher

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©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

SHC-42/138989-1207 (02/08) 08-49782

Columbia Marsico Growth Fund,
Variable Series

Columbia Funds Variable Insurance Trust I

Class B

2007 Annual Report

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities and a copy of the Fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-321-7854. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available on the SEC's website. Information regarding how the Fund voted proxies relating to portfolio securities is also available from the Fund's website.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of the Funds of Columbia Funds Variable Insurance Trust I.

Fund shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

The views expressed in the Portfolio Manager's Discussion reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Columbia Management Distributors, Inc. and Columbia Management Advisors, LLC are the distributor and investment adviser, respectively, to Columbia Funds. They and other affiliates of Bank of America provide services to Columbia Funds and receive fees for such services.

Investors should carefully consider the investment objectives, risks, charges and expenses for the Fund before investing. Contact your insurance company for a prospectus, which contains this and other important information about the Fund. Read it carefully before you invest.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia Marsico Growth
Fund, Variable Series

Portfolio management

Columbia Marsico Growth Fund, Variable Series seeks long-term growth of capital.

Thomas F. Marsico has managed the fund since the fund's inception.

Performance

Growth of a $10,000 investment

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The returns for the index and the fund include reinvested dividends and capital gains. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

Average annual total returns as of 12/31/07

	1 Year	5 Year	Since Inception*
Columbia Marsico Growth Fund, VS — B	17.18%	14.52%	8.66%
S&P 500 Index	5.49%	12.83%	4.66%

*Class B shares inception date is October 2, 2006.

Performance results reflect any fee waivers or reimbursement of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Class B shares (newer class shares) performance information includes returns of the fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. If differences in expenses were reflected, the returns shown for the periods prior to the inception of the newer class of shares would be lower. Class A shares were initially offered on March 27, 1998.

Annual operating expense ratio*

Class B	1.26%

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower. For current month-end performance information, please contact your insurance company.

Columbia Marsico Growth Fund, Variable Series outperformed its benchmark, the S&P 500 Index1, for the 12-month period that ended December 31, 2007. Stock selection in the information technology, telecommunications services, financials and materials sectors was a source of strength. The fund also had less exposure than the index to financials, which aided performance as the sector was one of the weakest performers for the year. Several sector allocation decisions detracted from performance and several individual holdings also struggled during the period.

Stock selection in a broad range of sectors bolstered return

Stock selection within the information technology, telecommunications services, financials, and materials sectors was a primary area of strength for the fund. Within information technology, Apple, Inc. and Google, Inc. (3.6% and 2.7% of net assets, respectively) appreciated sharply. In the materials sector, agricultural products company Monsanto Co. (1.5% of net assets) posted a total return of more than 112%. Monsanto Co. has benefited from growth in its corn seed business and improved revenues for Roundup, a chemical weedkiller. Energy service companies Schlumberger Ltd. and Petroleo Brasileiro SA (3.2% and 3.0% of net assets, respectively) were also among the fund's best performing individual positions. Both positions have benefited from increased exploration and development in the oil and gas industry. Wireless telecommunications services providers China Mobile Ltd. and Mexico-based America Movil SAB de CV (2.7% and 1.5% of net assets, respectively) posted solid gains as subscriber growth continued in several of the emerging markets they serve.

On average, the fund had less exposure to financials than its benchmark, which aided performance as financial companies were among the weakest-performing area of the market. One

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large capitalization U.S. stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

1

Columbia Marsico Growth
Fund, Variable Series (Continued)

exception to the sector's weakness was Industrial & Commercial Bank of China Ltd. (3.1% of net assets), a fund holding that performed well and aided the fund's overall return.

Consumer discretionary and energy allocations detracted from performance

The fund had more exposure than the benchmark to the weak-performing consumer discretionary sector and less exposure to the strong-performing energy sector, both of which detracted from its return. Keep in mind that sector weights are generally the result of the fund's stock selection process and not an integral part of its investment strategy. In addition, the fund's health care positions posted returns that lagged the benchmark's health care returns. Health care services company UnitedHealth Group, Inc. and biotechnology company Genentech, Inc. (4.2% and 3.5% of net assets, respectively) were the primary disappointments.

Past performance is no guarantee of future results.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. Since economic and market conditions change frequently, there can be no assurance that the trends described above will continue or that the forecasts will come to pass.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve special risks, including foreign taxation and potential confiscatory levels of taxation and withholding taxes, currency risks, risks associated with possible differences in financial standards and other monetary and political risks.

The fund normally invests in a core portfolio of 35-50 stocks. By maintaining a relatively focused portfolio, the fund may be subject to greater risk than a fund that is less focused.

2

Columbia Marsico Growth
Fund, Variable Series

Shareholder expense example

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges (loads) or redemption fees, where applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

07/01/07 – 12/31/07	Account value at the beginning of the period	Account value at the end of the period	Expenses paid during the period*
Class B
Actual	$1,000.00	$1,096.08	$6.55
Hypothetical**	$1,000.00	$1,018.95	$6.31

*  Expenses are equal to the annualized expense ratio of 1.24% for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the share class' most recent fiscal half-year and divided by 365. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

**  Assumed 5% return per year before expenses.

3

Columbia Funds

Columbia Marsico Growth Fund, Variable Series

Investment portfolio  December 31, 2007

Shares		Value
	Common stocks — 92.6%
	Consumer discretionary — 13.5%
	Automobiles — 1.0%
133,889	Toyota Motor Corp., ADR	$14,214,995
	Hotels, restaurants & leisure — 11.1%
293,289	Las Vegas Sands Corp.(a)	30,223,431
1,119,171	McDonald's Corp.	65,930,365
219,872	MGM Mirage(a)	18,473,645
169,196	Wynn Resorts Ltd.	18,971,948
390,056	Yum! Brands, Inc.	14,927,443
		148,526,832
	Specialty retail — 1.4%
817,694	Lowe's Companies, Inc.	18,496,238
		181,238,065
	Consumer staples — 3.4%
	Beverages — 1.6%
211,636	Coca-Cola Co.	12,988,101
266,574	Heineken NV, ADR	8,617,271
		21,605,372
	Food & staples retailing — 1.8%
276,665	CVS Caremark Corp.	10,997,434
1,301,754	Tesco PLC	12,292,064
		23,289,498
		44,894,870
	Energy — 12.1%
	Energy equipment & services — 8.1%
406,674	Cameron International Corp.(a)	19,573,219
438,372	Schlumberger Ltd.	43,122,654
322,946	Transocean, Inc.(a)	46,229,720
		108,925,593
	Oil, gas & consumable fuels — 4.0%
129,255	Hess Corp.	13,036,659
350,248	Petroleo Brasileiro SA, ADR	40,362,580
		53,399,239
		162,324,832
	Financials — 10.4%
	Capital markets — 6.8%
256,267	Goldman Sachs Group, Inc.	55,110,218
462,136	Lehman Brothers Holdings, Inc.	30,242,180
106,271	Merrill Lynch & Co., Inc.	5,704,627
		91,057,025
	Commercial banks — 3.6%
57,978,000	Industrial & Commercial Bank of China, Class H	41,137,471
246,436	Wells Fargo & Co.	7,439,903
		48,577,374
		139,634,399
	Health care — 12.8%
	Biotechnology — 3.8%
112,667	Amylin Pharmaceuticals, Inc.(a)	4,168,679
697,318	Genentech, Inc.(a)	46,769,118
		50,937,797

Shares		Value
	Health care providers & services — 4.2%
977,593	UnitedHealth Group, Inc.	$56,895,913
	Pharmaceuticals — 4.8%
908,725	Merck & Co., Inc.	52,806,010
423,803	Schering-Plough Corp.	11,290,112
		64,096,122
		171,929,832
	Industrials — 11.1%
	Aerospace & defense — 6.4%
112,209	Boeing Co.	9,813,799
376,093	General Dynamics Corp.	33,468,516
400,734	Lockheed Martin Corp.	42,181,261
		85,463,576
	Air freight & logistics — 0.2%
33,004	FedEx Corp.	2,942,967
	Construction & engineering — 1.8%
255,318	Jacobs Engineering Group, Inc.(a)	24,410,954
	Industrial conglomerates — 1.6%
375,822	McDermott International, Inc.(a)	22,184,772
	Road & rail — 1.1%
113,455	Union Pacific Corp.	14,252,217
		149,254,486
	Information technology — 18.2%
	Communications equipment — 0.7%
233,521	QUALCOMM, Inc.	9,189,051
	Computers & peripherals — 5.7%
245,575	Apple, Inc.(a)	48,643,496
542,921	Hewlett-Packard Co.	27,406,652
4,500	Seagate Technology, Inc., Escrow Shares(a)(b)	45
		76,050,193
	Internet software & services — 2.7%
52,827	Google, Inc., Class A(a)	36,528,814
	IT services — 3.1%
194,135	Mastercard, Inc., Class A	41,777,852
	Semiconductors & semiconductor equipment — 2.5%
1,265,404	Intel Corp.	33,735,671
	Software — 3.5%
1,299,135	Microsoft Corp.	46,249,206
		243,530,787

See Accompanying Notes to Financial Statements.
4

Columbia Funds

Columbia Marsico Growth Fund, Variable Series

Investment portfolio (continued)  December 31, 2007

Shares		Value
	Materials — 4.5%
	Chemicals — 4.5%
173,662	Air Products & Chemicals, Inc.	$17,128,283
177,022	Monsanto Co.	19,771,587
271,324	Praxair, Inc.	24,069,152
		60,969,022
	Telecommunication services — 6.6%
	Diversified telecommunication services — 2.4%
757,719	AT&T, Inc.	31,490,802
	Wireless telecommunication services — 4.2%
325,741	America Movil SAB de CV, ADR, Series L	19,997,240
2,115,500	China Mobile Ltd.	36,660,369
		56,657,609
		88,148,411
	Total common stocks (Cost of $1,020,401,847)	1,241,924,704
Par
	Short-term obligations — 6.4%
	Repurchase agreement — 5.0%
$67,730,000	Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/07, due 01/02/08 at 2.960%, collateralized by a U.S. Government Agency Obligation maturing 01/09/14, market value $69,086,250 (repurchase proceeds $67,741,138)	67,730,000
	U.S. Government obligations — 1.4%
	U.S. Treasury Bill
11,798,000	3.440% 01/10/08(c)	11,787,234
6,929,000	3.597% 01/03/08(c)	6,927,634
		18,714,868
	Total short-term obligations (Cost of $86,444,868)	86,444,868

Total investments (Cost of $1,106,846,715)(d)	99.0%	1,328,369,572
Other assets & liabilities, net	1.0%	13,533,250
Net assets	100.0%	$1,341,902,822

  Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(c)  The rate shown represents the annualized yield at the date of purchase.

(d)  Cost for federal income tax purposes is $1,109,444,056.

At December 31, 2007, the Fund held investments in the following sectors:

Sector (Unaudited)	% of net assets
Information technology	18.2
Consumer discretionary	13.5
Health care	12.8
Energy	12.1
Industrials	11.1
Financials	10.4
Telecommunication services	6.6
Materials	4.5
Consumer staples	3.4
92.6
Short-term obligations	6.4
Other assets & liabilities, net	1.0
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.
5

Columbia Marsico Growth Fund, Variable Series

Statement of assets and liabilities   December 31, 2007

Assets
Investments, at cost	$1,106,846,715
Investments, at value	1,328,369,572
Receivable for:
Investments sold	13,269,529
Fund shares sold	824,619
Interest	5,569
Dividends	827,108
Total assets	1,343,296,397
Liabilities
Payable to custodian bank	607
Payable for:
Fund shares repurchased	175,973
Investment advisory fee	812,426
Administration fee	252,244
Transfer agent fee	52
Pricing and bookkeeping fees	2,547
Trustees' fees	69,121
Custody fee	11,880
Distribution fees	1,575
Chief compliance officer expenses	274
Other liabilities	66,876
Total liabilities	1,393,575
Net assets	$1,341,902,822
Net assets consist of
Paid-in capital	$1,141,688,745
Undistributed net investment income	4,749,854
Accumulated net realized loss	(26,058,634)
Net unrealized appreciation on investments	221,522,857
Net assets	$1,341,902,822
Class A:
Net assets	$1,333,859,960
Shares outstanding	59,880,636
Net asset value per share	$22.28
Class B:
Net assets	$8,042,862
Shares outstanding	361,708
Net asset value per share	$22.24

See Accompanying Notes to Financial Statements.
6

Columbia Marsico Growth Fund, Variable Series

Statement of operations  For the year ended December 31, 2007

Investment income
Dividends	$9,723,056
Interest	3,758,021
Foreign taxes withheld	(121,068)
Total investment income	13,360,009
Expenses
Investment advisory fee	6,390,329
Administration fee	2,032,131
Distribution fees – Class B	6,761
Pricing and bookkeeping fees	19,535
Trustees' fees	17,305
Custody fee	67,900
Chief compliance officer expenses	895
Other expenses	297,436
Total expenses	8,832,292
Custody earnings credit	(717)
Net expenses	8,831,575
Net investment income	4,528,434
Net realized and unrealized gain (loss) on investments and foreign currency
Net realized gain (loss) on:
Investments	(10,520,767)
Foreign currency transactions	2,612
Net realized loss	(10,518,155)
Net change in unrealized appreciation on:
Investments	146,011,359
Foreign currency translations	4
Net change in unrealized appreciation	146,011,363
Net gain	135,493,208
Net increase resulting from operations	$140,021,642

See Accompanying Notes to Financial Statements.
7

Columbia Marsico Growth Fund, Variable Series

Statement of changes in net assets

	Year ended December 31,
Increase (decrease) in net assets	2007	2006(a)
Operations
Net investment income	$4,528,434	$606,644
Net realized gain (loss) on investments and foreign currency transactions	(10,518,155)	8,899,851
Net change in unrealized appreciation on investments and foreign currency translations	146,011,363	26,098,385
Net increase resulting from operations	140,021,642	35,604,880
Distributions to shareholders
From net investment income – Class A	(629,439)	—
Share transactions
Class A:
Subscriptions	745,735,932	343,572,740
Distributions reinvested	629,439	—
Redemptions	(70,857,190)	(32,054,701)
Net increase	675,508,181	311,518,039
Class B:
Subscriptions	7,902,615	10,000
Redemptions	(259,687)	—
Net increase	7,642,928	10,000
Net increase from share transactions	683,151,109	311,528,039
Total increase in net assets	822,543,312	347,132,919
Net assets
Beginning of period	519,359,510	172,226,591
End of period	1,341,902,822	519,359,510
Undistributed net investment income at end of period	$4,749,854	$608,969
Changes in shares
Class A:
Subscriptions	35,850,892	19,514,554
Distributions reinvested	29,931	—
Redemptions	(3,356,534)	(1,787,758)
Net increase	32,524,289	17,726,796
Class B:
Subscriptions	373,088	562
Redemptions	(11,942)	—
Net increase	361,146	562

(a)  Class B shares commenced operations on October 2, 2006.

See Accompanying Notes to Financial Statements.
8

Columbia Marsico Growth Fund, Variable Series

Financial highlights

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31, 2007	Period Ended December 31, 2006(a)(b)
Class B
Net Asset Value, Beginning of Period	$18.98	$17.76
Income from Investment Operations:
Net investment income(c)	0.08	0.01
Net realized and unrealized gain on investments and foreign currency	3.18	1.21
Total from Investment Operations	3.26	1.22
Net Asset Value, End of Period	$22.24	$18.98
Total return(d)	17.18%	6.87	%(e)(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses(g)	1.24%	1.26	%(h)
Waiver/Reimbursement	—	—	%(h)(i)
Net investment income(g)	0.39%	0.46	%(h)
Portfolio turnover rate	53%	54	%(f)
Net assets, end of period (000's)	$8,043	$11

(a)  On May 1, 2006, Nations Marsico Growth Portfolio was renamed Columbia Marsico Growth Fund, Variable Series.

(b)  Class B shares commenced operations on October 2, 2006.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01% except for the period ended December 31, 2006 which had a 0.18% impact.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.
9

Columbia Marsico Growth Fund, Variable Series

Notes to financial statements  December 31, 2007

Note 1.  Organization

Columbia Marsico Growth Fund, Variable Series (the "Fund") is a series of Columbia Funds Variable Insurance Trust I (the "Trust"). The Trust, registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, was organized as a Delaware statutory trust on November 24, 1997.

Investment Objective: The Fund seeks long-term growth of capital.

Fund Shares: The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. The Fund is an underlying investment vehicle for certain variable annuity contracts and variable life insurance policies issued by life insurance companies.

Note 2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation: Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions: Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements: The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty.

10

Columbia Marsico Growth Fund, Variable Series

Notes to financial statements (continued)  December 31, 2007

These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions: The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Income Recognition: Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments and/or realized gains, as applicable. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Determination of Class Net Asset Values: All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status: The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income or excise taxes.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Dividends and Distributions to Shareholders: Distributions to shareholders are recorded on the ex-date. Dividends from net investment income, if any, are distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the record date of the distribution.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for section 988 reclasses were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$241,890	$(2,612)	$(239,278)

11

Columbia Marsico Growth Fund, Variable Series

Notes to financial statements (continued)  December 31, 2007

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

	December 31, 2007	December 31, 2006
Distributions paid from:
Ordinary Income*	$629,439	—
Long-Term Capital Gains	—	—

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$4,749,854	$—	$218,925,516

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2007, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$236,390,696
Unrealized depreciation	(17,465,180)
Net unrealized appreciation	$218,925,516

The following capital loss carryforwards, determined as of December 31, 2007, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2009	$2,838,533
2010	7,897,511
2011	192,915
$10,928,959

Of the capital loss carryforwards attributable to the Fund, $1,388,148 (expiring December 31, 2009) remains from the Fund's merger with Nations Separate Account Trust Capital Growth Portfolio. In addition, the Fund utilized carryforwards of $2,882,492 to offset current year gains. The availability of a portion of the remaining capital loss carryforwards acquired by the Fund as a result of a merger may be limited in a given year.

Under current tax rules, certain currency (and capital) losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2007, post-October capital losses of $12,532,333 attributed to security transactions were deferred to January 1, 2008.

The Fund adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 ("FIN 48") effective June 29, 2007. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to net assets. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management

12

Columbia Marsico Growth Fund, Variable Series

Notes to financial statements (continued)  December 31, 2007 believes that FIN 48 does not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4.  Fees and Compensation Paid to Affiliates

Investment Advisory Fee: Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides the Fund with investment advisory services. Columbia receives an investment advisory fee, calculated daily and payable monthly, based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 Million	0.74%
$500 Million to $1 Billion	0.69%
$1 Billion to $1.5 Billion	0.64%
$1.5 Billion to $3 Billion	0.59%
$3 Billion to $6 Billion	0.57%
Over $6 Billion	0.55%

For the year ended December 31, 2007, the Fund's effective investment advisory fee rate was 0.72% of the Fund's average daily net assets.

Sub-Advisory Fee: Marsico Capital Management, LLC ("Marsico") has been retained by Columbia to serve as the investment sub-advisor to the Fund. As the sub-advisor, Marsico is responsible for the daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Fund. Columbia, from the investment advisory fee it receives, pays Marsico a monthly sub-advisory fee at the annual rate of 0.45% of the Fund's average daily net assets.

Prior to December 14, 2007, Marsico was a wholly owned subsidiary of BOA. Effective December 14, 2007, Thomas F. Marsico, founder and Chief Executive Officer of Marsico, and Marsico Parent Company, LLC, a company controlled by Mr. Marsico, acquired ownership of Marsico from a subsidiary of BOA.

Administration Fee: Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.23% of the Fund's average daily net assets less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below.

Pricing and Bookkeeping Fees: The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus a monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for direct internal costs related to accounting oversight and for services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002 ("direct internal costs") and out-of-pocket expenses. Effective January 1, 2008, the Fund no longer reimburses Columbia for the direct internal costs.

13

Columbia Marsico Growth Fund, Variable Series

Notes to financial statements (continued)  December 31, 2007

For the year ended December 31, 2007, the amount charged to the Fund by affiliates included on the Statement of Operations under "Pricing and bookkeeping fees" aggregated to $14,303, of which $1,547 is unpaid.

Transfer Agent Fee: Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Effective January 1, 2008, the annual rate increases to $17.34 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Underwriting Discounts and Distribution Fee: Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, serves as distributor of the Fund's shares. The Trust has adopted a distribution plan (the "Distribution Plan") with respect to the Class B shares of the Fund, pursuant to Rule 12b-1 under the 1940 Act. Payments under the Distribution Plan are calculated daily and paid monthly at a maximum annual rate of 0.25% of the average daily net assets of the Class B shares.

Fees Paid to Officers and Trustees: All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, another portfolio of the Trust. The expense for the deferred compensation plan is included in "Trustees' fees" in the Statement of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" in the Statement of Assets and Liabilities.

Custody Credits: The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 5.  Portfolio Information

For the year ended December 31, 2007, the aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government agency obligations and short-term investments, were $1,015,755,142 and $427,553,183, respectively.

Note 6.  Shares of Beneficial Interest

As of December 31, 2007, the Fund has three shareholders that collectively held 92.7% of the Fund's shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 7.  Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes.

14

Columbia Marsico Growth Fund, Variable Series

Notes to financial statements (continued)  December 31, 2007

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. The committed line of credit charges an annual operations agency fee of $40,000. The uncommitted line of credit may charge an annual administration fee of $15,000. State Street waived the administration fee for the annual extension of the facility on September 17, 2007. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets and are included in "Other expenses" in the Statement of Operations.

For the year ended December 31, 2007, the Fund did not borrow under these arrangements.

Note 8.  Significant Risks and Contingencies

Foreign Securities: There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Legal Proceedings: On February 9, 2005, Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC ("BACAP Distributors," now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order") on matters relating to mutual fund trading. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. (now merged into Columbia Management Advisors, LLC) and Columbia Funds Distributors, Inc. (now merged into Columbia Management Distributors, Inc.), the investment advisor to and distributor of the funds then known as the Columbia Funds, respectively, to reduce the management fees of Columbia Funds, including the Nations Funds that are now known as Columbia Funds, and other mutual funds, collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Boards of the Nations Funds now known as Columbia Funds have an independent Chairman, are comprised of at least 75% independent trustees and have engaged an independent consultant with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for seventeen of the Nations Funds that are now known as Columbia Funds and their shareholders, will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes

15

Columbia Marsico Growth Fund, Variable Series

Notes to financial statements (continued)  December 31, 2006 claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action — Mehta v AIG SunAmerica Life Assurance Company — involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc. and now known as Columbia Management Advisors, LLC) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal has been appealed to the United States Court of Appeals for the Fourth Circuit.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust's motion to dismiss this action on December 16, 2005. No appeal was filed. On December 28, 2005, the same plaintiff's attorneys filed another putative class action asserting the same claims (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. The Court granted Columbia Funds Series Trust's motion to dismiss this action on December 27, 2006. The plaintiffs have appealed the decision dismissing this action to the United States Court of Appeals for the Eighth Circuit. That appeal is pending. On February 22, 2006, another putative class action asserting the same claims (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. The plaintiffs voluntarily dismissed this case against Columbia Funds Series Trust and William Carmichael on October 25, 2006. Bank of America, N.A. and Bank of America Corporation are still defendants in the case, pending a ruling on their motion to dismiss.

Note 9.  Subsequent Event

Effective January 1, 2008, Columbia has contractually agreed to waive its advisory fees in the amount that equals the difference between the dollar amount calculated on a monthly basis based on the annualized sub-advisory fee rate to which Marsico was entitled from the Fund prior to January 1, 2008 and the dollar amount calculated on a monthly basis based on the annualized sub-advisory fee rate to which Marsico is entitled from the Fund effective January 1, 2008, as described below. Columbia has contractually agreed to this advisory fee waiver only to the extent the Fund does not have a separate contractual expense limitation arrangement. The Fund does not have a separate contractual expense limitation arrangement.

Effective January 1, 2008, Marsico is entitled to receive a monthly sub-advisory fee as described below:

Fund Daily Net Assets*	Fee Rate
Assets up to $18 billion	0.45%
Assets in excess of $18 billion and up to $21 billion	0.40%
Assets in excess of $21 billion	0.35%

*  For purposes of the calculation, "Assets" are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico Growth Fund, Variable Series; (ii) Columbia Marsico Focused Equities Fund, Variable Series; (iii) Columbia Marsico 21st Century Fund, Variable Series; (iv) Columbia Marsico Growth Master Portfolio; (v) Columbia Marsico Focused Equities Master Portfolio; (vi) Columbia Marsico 21st Century Fund; and (vii) any future Columbia U.S. equity fund sub-advised by Marsico which Columbia and Marsico mutually agree in writing.

16

Columbia Funds

Report of Independent Registered Public Accounting Firm

To the Class B Shareholders of Columbia Marsico Growth Fund, Variable Series and Trustees of Columbia Funds Variable Insurance Trust I

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Columbia Marsico Growth Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust I) at December 31, 2007, the results of its operations, the changes in its net assets and the Class B financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 22, 2008

17

Columbia Marsico Growth Fund, Variable Series

Federal Income Tax Information (Unaudited)

100% of the ordinary dividend income distributed by the Fund for the year ended December 31, 2007 qualifies for the corporate dividend received deduction.

Shareholder Meeting Results

On October 22, 2007, a Special Meeting of Shareholders of Columbia Marsico Growth Fund, Variable Series (the "Meeting") was held to consider the following proposal listed on the Fund's Proxy Statement for the Meeting. The votes cast were as follows:

PROPOSAL 1:

To approve a new investment sub-advisory agreement among Marsico Capital Management, LLC, Columbia Management Advisors, LLC and Columbia Funds Variable Insurance Trust I on behalf of Columbia Marsico Growth Fund, Variable Series.

For	Against	Abstain	Non-Votes
47,157,024	1,154,288	3,466,536	–

The number of votes necessary to conduct the Meeting was obtained, and the new investment sub-advisory agreement among Marsico Capital Management, LLC, Columbia Management Advisors, LLC and Columbia Funds Variable Insurance Trust I on behalf of Columbia Marsico Growth Fund, Variable Series was approved.

18

Columbia Funds

Fund governance trustees

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, address and age, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee/director, Other directorships held
INDEPENDENT TRUSTEES

Edward J. Boudreau (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director, E.J. Boudreau & Associates (consulting), from 2000 through current. Oversees 69. None.

William P. Carmichael (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired. Oversees 69. Director — Cobra Electronics Corporation (electronic equipment manufacturer); Spectrum Brands, Inc. (consumer products); Simmons Company (bedding); and The Finish Line (sportswear)

William A. Hawkins (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President, Retail Banking-IndyMac Bancorp, Inc., from September 1999 to August 2003; retired. Oversees 69. None.

R. Glenn Hilliard (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), from April 2003 through current, Chairman and Chief Executive Officer, ING Americas, from 1999 to April 2003; Non-Executive Director and Chairman — Conseco, Inc. (insurance), from September 2004 through current. Oversees 69. Director — Conseco, Inc. (insurance) and Alea Group Holdings (Bermuda), Ltd. (insurance)

John J. Nagorniak (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	President and Director — Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director — Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman — Franklin Portfolio Associates (investing — Mellon affiliate), 1982 through 2007; retired. Oversees 69. Trustee and Chairman — Research Foundation of CFA Institute; Director — MIT Investment Company; Trustee — MIT 401k Plan.

Anthony M. Santomero (Born 1946) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	President and Chief Executive Officer — Federal Reserve Bank of Philadelphia, 2000 through April 2006; Senior Advisor — McKinsey & Company (consulting), July 2006 through December 2007; Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, through current. Oversees 69. None.

Minor M. Shaw (Born 1947) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President — Micco Corporation and Mickel Investment Group. Oversees 69. Board Member — Piedmont Natural Gas.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

19

Columbia Funds

Fund governance trustees (continued)

Name, address and age, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years
OFFICERS

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	President — Columbia Funds, since October 2004; Managing Director — Columbia Management Advisors, LLC, since September 2004; Senior Vice President — Columbia Management Distributors, Inc., since January 2005; Director — Columbia Management Services, Inc., since January 2005; Director — Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director — FIM Funding, Inc., since January 2005; President and Chief Executive Officer — CDC IXIS AM Services, Inc. (asset management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer — Columbia Funds, since October 2003; Treasurer — the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 — December 2006; Vice President — Columbia Management Advisors, Inc., since April 2003; President — Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer — Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 — Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director of the Adviser and Bank of America Investment Product Group Compliance since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management from August 2004 to May 2005; Managing Director, Deutsche Asset Management prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration since January 2006; Managing Director of Columbia Management of the Adviser from September 2004 to December 2005; Vice President of Fund Administration from June 2002 to September 2004. Vice President of Product Strategy and Development prior to September 2004.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July 2000 to April 2003.

Marybeth C. Pilat (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2007)	Vice President, Mutual Fund Valuation of the Advisor since January 2006; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October 2004; Vice President-Trustee Reporting from April 2002 to October 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October 2002.

20

Columbia Marsico Growth Fund, Variable Series

Board Consideration and Re-Approval of Investment Advisory Agreements

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees of Columbia Funds Variable Insurance Trust I (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, (i) the investment advisory agreement with Columbia Management Advisors, LLC ("CMA") for the Columbia Marsico Growth Fund, Variable Series and (ii) the investment sub-advisory agreement with Marsico Capital Management, LLC ("Marsico Capital")1 for Columbia Marsico Growth Fund, Variable Series. The investment advisory agreement with CMA and the investment sub-advisory agreement with Marsico Capital (the "Sub-Adviser") are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements." The Fund identified above is referred to as the "Fund."

More specifically, at meetings held on October 15-17, 2007, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Adviser and the re-approval of the Advisory Agreements. The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). During the fee review process, the Consultant's role was to manage the review process to ensure that fees are negotiated in a manner that is at arms' length and reasonable. The Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Consultant's report is available at http://www.columbiafunds.com.

In preparation for the October meetings, the Board met in August and again in September for review and discussion of the materials described below. The Board's review and conclusions are based on comprehensive consideration of all information presented to it and not the result of any single controlling factor.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by CMA and the Sub-Adviser under the Advisory Agreements. The Board also received and considered general information regarding the types of services investment advisers provide to other funds, who, like the Fund, are provided administration services under a separate contract. The most recent investment adviser registration forms ("Forms ADV") for CMA and the Sub-Adviser were made available to the Board, as were CMA's and the Sub-Adviser's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA and the Sub-Adviser.

In addition, the Board considered the investment and legal compliance programs of the Fund, CMA and the Sub-Adviser, including their compliance policies and procedures and reports of the Fund's Chief Compliance Officer.

The Board evaluated the ability of CMA and the Sub-Adviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA's compensation program for its personnel involved in the management of the Fund. The Board also considered CMA's investment in further developing its research and trading departments.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by CMA and the Sub-Adviser.

1  Thomas F. Marsico, founder and Chief Executive Officer of Marsico Capital, and Marsico Parent Company, LLC, a company controlled by Mr. Marsico, have signed a definitive agreement to buy back ownership of Marsico Capital from a subsidiary of Bank of America Corporation. At a meeting held in August 2007, the Board, including the Independent Trustees, unanimously approved a new investment sub-advisory agreement with Marsico Capital in connection with the anticipated change of control of Marsico Capital and automatic termination of the existing investment sub-advisory agreement with Marsico Capital. In recognition of this pending transaction, the Board's review discussed herein was to the existing and new investment sub-advisory agreements with Marsico Capital.

21

Fund Performance and Expenses

The Board considered the one-year, three-year, five-year and ten-year performance results for the Fund, as relevant. It also considered these results in comparison to the performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to the Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to the Fund's benchmark index. Lipper is an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in the Fund's Peer Group and Universe and considered potential imprecision resulting from the selection methodology.

The Board received and considered statistical information regarding the Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for the Fund's Peer Group and Universe, which comparative data was provided by Lipper. Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from the composition for performance to provide a more accurate basis of comparison. The Board also considered information in the Lipper data that ranked the Fund based on: (i) the Fund's one-year performance compared to actual management fees; (ii) the Fund's one-year performance compared to total expenses; (iii) the Fund's three-year performance compared to actual management fees; and (iv) the Fund's three-year performance compared to total expenses.

Investment Advisory and Sub-Advisory Fee Rates

The Board reviewed and considered the proposed contractual investment advisory fee rate together with the administration fee rate payable by the Fund to CMA for investment advisory services (the "Contractual Management Rate"). The Board also reviewed and considered the proposed contractual investment sub-advisory fee rate (the "Sub-Advisory Agreement Rate") payable by CMA to the Sub-Adviser for investment sub-advisory services. In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rate and considered the Contractual Management Rate after taking the waivers/caps into account (the "Actual Management Rate"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to the NYAG Settlement. The Board also noted reductions in Actual Management Rates and/or total expenses of certain funds across the fund complex. Additionally, the Board received and afforded specific attention to information comparing the Contractual Management Rate and Actual Management Rate with those of the other funds in the Peer Group.

The Board separately considered the Fund because the total expense ratio and the Actual Management Rate of the Fund were appreciably above the median of its Peer Group. However, the Board also noted other factors, such as the positive performance of the Fund relative to its Peer Group, that outweighed the factors noted above.

The Board concluded that the factors noted above supported the Contractual Management Rate and the Actual Management Rate, and the approval of the Advisory Agreements for the Fund.

The Board also reviewed the Sub-Advisory Agreement Rate charged by Marsico Capital, which serves as Sub-Adviser to the Fund. The Board concluded that the Sub-Advisory Agreement Rate was fair and equitable, based on its consideration of the factors described above.

Profitability

The Board received and considered a detailed profitability analysis of CMA based on the Contractual Management Rate and the Actual Management Rate, as well as on other relationships between the Fund on the one hand and CMA affiliates on the other. The analysis included complex-wide and Fund information and a comparison of results using alternative allocation methodologies. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits that CMA and its affiliates received from providing these services to the Fund were not unreasonable.

22

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Most particularly, CMA provided information showing that, as a percentage of fund assets, CMA's complex-wide revenues, expenses and profits declined over a two-year period during which fund assets increased by 21%. The Board concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients

The Board also received and considered information about the nature and extent of services and fee rates offered by CMA and the Sub-Adviser to other clients, including separate accounts and institutional investors. In this regard, the Board concluded that, where the Contractual Management Rate, Sub-Advisory Agreement Rate and Actual Management Rate were appreciably above the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Adviser, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Fund.

Other Benefits to CMA

The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates and the Sub-Adviser as a result of their relationship with the Fund. Such benefits could include, among others, benefits attributable to CMA's and the Sub-Adviser's relationships with the Fund (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's and the Sub-Adviser's business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or the Sub-Adviser).

The Board considered the effectiveness of the policies of the Fund in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's and the Sub-Adviser's methods for allocating portfolio investment opportunities among the Fund and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review

As discussed above, the Board reviews materials received from CMA annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Fund receives throughout the year. In this regard, the Board reviews reports of CMA and the Sub-Adviser at each of its quarterly meetings, which includes, among other things, a portfolio review and Fund performance reports. In addition, the Board confers with the portfolio managers of the Fund at various times throughout the year.

Conclusion

After considering the above-described factors, based on its deliberations and its evaluation of the information provided, the Board concluded that the compensation payable to CMA and the Sub-Adviser under the Advisory Agreements was fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreements.

23

Summary of Management Fee Evaluation By Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE
CONSULTANT TO THE COLUMBIA NATIONS FUNDS

Prepared pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State,
Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc
October 19, 2007

I. OVERVIEW

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CFD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared the third annual written evaluation of the fee negotiation process. Last year's report (the "2006 Report") was completed by my immediate predecessor IFC, John Rea, who has provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

1  CMA and CFD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the "Funds."

24

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years and finally reviews the status of recommendations made in the 2006 Report.

II. SUMMARY OF FINDINGS

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2007 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years, especially money market Fund performance when ranked in iMoneyNet universes. In each of the 1-year and 3-year periods, 62% of Nations Funds, including 11 of 12 money market Funds, ranked in the top two performance quintiles. The three- and five-year performance rankings of the subadvised Funds are relatively strong, although the 1-year records of most Funds subadvised by Marsico Capital Management ("Marsico" or "MCM") are well below their peers.

4.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

5.  The Nations equity Funds' overall performance adjusted for risk was strong. The performance of 16 of the 18 equity Funds included in the risk analysis bettered the median in 3-year performance adjusted and unadjusted for risk. No pattern was detected for fixed-income Funds.

6.  The industry-standard procedure used by third parties such as Lipper and Morningstar to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1-fee or A share classes of the Funds are compared to the performance universe that includes all share classes of competitive multi-class funds. Therefore, the procedure ranks shares with zero or 25 basis point 12b-1 fees against classes of competitive funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of competitive funds with comparable 12b-1 fees lowers the relative performance for the Funds examined but does not call into question the general finding that the Nations Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers, with the exception of subadvised funds. Only 17% of the Funds ranked in the two most expensive quintiles for total expenses and 32% in those quintiles for actual management fees.

8.  Generally, the Nations equity Funds with the highest relative fees and expenses are subadvised. These Funds account for 70% of the fourth and fifth quintile rankings for the actual management fee and total expense measures combined. The vast majority of the subadvised equity Funds were in the bottom two quintiles.

9.  Most of the subadvised Funds have management fees that are 11 to 20 basis points higher than those of non-subadvised Columbia Funds with comparable investment styles.

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D. Trustees' Fee and Performance Evaluation Process

10.  The Trustees' evaluation process identified 14 Funds in 2007 for further review based upon their relative performance or expenses or a combination of the two. CMG and Marsico provided further information about those Funds to assist the Trustees in their evaluation. The Trustees, of course, may choose to seek additional information about Nations Funds that do not meet the criteria for further review.

E. Possible Economies of Scale

11.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG did not, however, identify specific sources of economies of scale nor provide estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

12.  An examination of the management fee schedules of a selected number of the Nations Funds suggests that, as a general matter, the breakpoint schedules of these Funds are not out of line with those of competitors.

13.  An analysis of management and administration expenses incurred by CMA in managing the Nations money market Funds finds that the ratio of these expenses to assets levels off above $5 billion. This finding suggests that CMA's proposed restructuring of the money market Funds' management fee schedule is consistent with this relationship between expenses and assets.

F. Management Fees Charged to Institutional Clients

14.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds than for institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

15.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs for purposes of calculating Fund profitability, both direct and indirect, is thoughtful and detailed. CMG also provided profitability data assuming that costs were allocated by assets, demonstrating that the choice of allocation method can have a substantial effect on fund profitability. However, notwithstanding the limitations of any effort to allocate costs to a particular fund, we believe that the ABC method represented a better approximation of CMG's costs of providing services to the Funds than did asset-based allocation.

16.  The materials that set out CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate CMG's expenses and profitability for each Fund.

17.  In 2006, CMG's complex-wide pre-tax margins on the Nations Funds were above the industry median before distribution and below the median when distribution revenues and expenses were included, based on limited data available about publicly-held mutual fund managers. However, as is to be expected in a complex comprising 63 Funds, some Nations Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Nations Funds operate at a loss. There appeared to be some relationship between fund size and profitability, with smaller Funds generally operating at a loss. In particular, the money market Funds as a group had generally higher management-only profit margins than other Nations Funds.

18.  For the Nations Funds subadvised by Marsico, CMG treats the subadvisory fee paid to Marsico as an expense. To reflect Marsico's status as an affiliated company, CMG has provided alternative profitability estimates based on its understanding with Marsico that 35 percent of the subadvisory fee represents Marsico's costs in providing these services. This adjustment thus increases the reported profitability of the Marsico-advised Funds. However, the pending sale of Marsico to its management team would make this treatment not applicable in future years, because Marsico's profits would no longer be retained by a CMG affiliate.

26

19.  CMG shares a fixed percentage of its management fee revenues with an affiliate, the Private Bank of Bank of America ("PB" or "Private Bank"), to compensate the PB for services it performs with respect to Nations Fund assets held for the benefit of PB customers. In 2006, these payments totaled $75.5 million. Based on our analysis of the services provided by the PB, we believe all such payments should be regarded as a distribution expense, except for any portion attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

III. RECOMMENDATIONS

1.  Risk-adjusted performance. CMG should provide the Trustees with quantitative information about the risk of each Fund in a format that allows the risk and return of each Fund to be evaluated simultaneously. As part of that effort CMG should develop reliable risk metrics for money market Funds, balanced Funds, and Funds of Funds. CMG should also explain why it believes gross return is a better metric for fixed-income Funds than the net returns used in standard performance reporting.

2.  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style, and each complex (of which Nations is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

3.  Economies of scale. CMG should provide the Trustees with an analysis of potential economies of scale that considers the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase. CMG may consider using the framework suggested for the analysis or any other suitable framework that addresses the relevant concerns.

4.  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include risk and profitability metrics and should feel free to request additional information and explanation from CMG with respect to any Nations Fund whether or not it qualifies as a "Review Fund."

5.  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Funds (which would differ each year) should be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Nations Fund each year would not be an efficient use of Trustee and CMG resources.

6.  Ensuring consistent methodology used by Lipper, Morningstar, and iMoneyNet to construct performance and expense universes and groups. CMG should work with Lipper, Morningstar, and iMoneyNet to make sure that the all three data vendors apply similar techniques and standards in constructing performance and expense universes and in collecting data, if possible. If not, CMG should clearly explain to the Trustees the differences in methodology and the effect such differences may have on rankings. In addition, CMG should ensure that it applies the same ranking methodology to all Funds, including those for which Morningstar and iMoneyNet provide the underlying data.

7.  Uniformity of universes across reporting periods. CMA, based on consultations with its CIOs, has substituted vendors for purposes of universe construction, e.g. Morningstar for Lipper for certain equity Funds and iMoneyNet for Lipper for money market Funds. However, the new universes are not used for all performance periods and have not been used to recalculate last year's performance and expense figures. Therefore, it is difficult to draw useful conclusions from changes in rankings from last year to this year, or from short-term to longer-term performance periods. CMA, when it changes universes, should use both the new and the former universe in the switch-over year so that the Trustees can obtain useful information about performance and expense trends.

8.  Filtering all universes. The Lipper volumes presented to the Trustees, consistent with industry practice, compare the performance of an equity or fixed-income Fund to all other funds and all of their share classes in the Fund's performance universe. This means that the performance of a Columbia Fund A share (with a 25 basis point 12b-1 fee) or a share with no 12b-1 fee is

27

compared to many classes of competitive funds with higher distribution fees, such as deferred-sales-charge B shares and level-load C shares. Including shares classes with higher fees than the Columbia Fund share class. This improves the Nations Fund's performance relative to its peers. The difference can be meaningful. Therefore, we recommend that, in addition to the standard Lipper universe presentation, Funds in the third and fourth quintile should be ranked in a universe limited to the one share class per competitive fund whose distribution pricing most closely matches the relevant Fund. The construction of the restricted universes for equity and fixed-income funds is similar to the method used by iMoneyNet in forming performance universes for Nations money market Funds. Further, with respect to money market Funds, we suggest that they be ranked using a class that charges a distribution or service fee close to the average levied on fund assets in a universe of fund classes with comparable fees.

9.  Management fee disparities. Several disparities exist between management fees of Nations and Atlantic Funds with comparable investment strategies. To enable Trustees to identify such disparities, CMG should provide the Trustees with a table that compares management fees of Nations Funds with those of comparable Atlantic and Acorn Funds and an explanation of any significant differences. In addition, whenever CMG proposes a management fee change or expense cap for funds outside the Nations group that are comparable to Nations Funds, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to consider the applicability of the proposed change to the Nations Funds.

10.  Reduction of volume of documents submitted. As the Trustees have noted, the tendency in the fee evaluation process is for the volume of materials prepared for their consideration to increase each year as the participants in the process suggest additional data or presentations of data. However, some of the data may no longer be useful, or its usefulness may be outweighed by the burden of reviewing it. For example, we do not believe that offering two variations of cost allocation by assets is useful. We also question whether profitability data needs to be divided by distribution channel, e.g. retail vs. variable annuity. We also note that some material, especially related to complex-wide profitability, appears multiple times in the 15(c) materials. Finally, for the money market Funds, CMG should provide relative performance and expense data based on the universe that it and the Trustees consider to be most useful, rather than the current practice of providing such data for both Lipper and iMoneyNet universes.

IV. STATUS OF 2006 RECOMMENDATIONS

The 2006 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and their results.

1.  Recommendation: Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

Status: Grids providing both performance and risk rankings for equity and fixed-income funds were prepared by CMG as part of the 2007 15(c) process.

2.  Recommendation: Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

Status: At our request, CMG prepared universes limited to one class of shares per competitive fund for selected funds.

3.  Recommendation: Trustees may wish to review the level of management fees on the subadvised funds to ensure that the conditions and circumstances that warranted the premiums in the past continue to hold. If the review is undertaken, Trustees may wish to discuss with CMG the subadvisory fee paid to MCM inasmuch as CMA is MCM's largest subadvisory client and appears to be charged higher subadvisory fees than those of MCM's other large clients.

Status: The Trustees of the Nations Funds undertook such a review and negotiated breakpoints in the sub-advisory fees payable to MCM to take effect upon the sale of MCM to its management team.

4.  Recommendation: Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis

28

may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

Status: CMG questions the usefulness of such an exercise due to the many variables that can have an effect on costs and revenues as assets increase. We continue to believe that such an exercise would be helpful to the Trustees.

5.  Recommendation: If the study of economies of scale is undertaken, the Trustees may wish to use it to explore alternatives to the flat management fee currently in place for the money market Funds and the Retirement Portfolios.

Status: CMG has presented a proposal for a group-wide advisory fee incorporating breakpoints for the money-market Funds, which was approved by the Trustees.

6.  Recommendation: Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

Status: CMG dated many of the institutional accounts but was not able to determine the date of establishment for all accounts. CMG also provided data on other types of institutional accounts.

7.  Recommendation: Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

Status: We continue to believe that such a statement would help the Trustees understand CMG's business better and place the fund-by-fund profitability reports in context.

8.  Recommendation: Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

Status: CMG provided various summary statements of operations.

9.  Recommendation: Trustees may wish to consider the treatment of the revenue sharing with PB in their review of CMG's profitability.

Status: CMG provided a substantial amount of information reflecting adjustment for Private Bank expenses. We believe that all Private Bank expenses should be backed out of management-only profitability analyses, no Private Bank expenses should be backed out of all-in profitability analyses and only those PB revenue sharing payments not attributable to sub-transfer agency or sub-accounting services should be backed out of ex-distribution profitability analyses.

Respectfully submitted,
Steven E. Asher

29

©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

SHC-42/139119-1207 (02/08) 08-51165

Columbia Mid Cap Growth Fund,
Variable Series

Columbia Funds Variable Insurance Trust I

Class A

2007 Annual Report

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities. and a copy of the Fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-321-7854. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available on the SEC's website. Information regarding how the Fund voted proxies relating to portfolio securities is also available from the Fund's website.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of the Funds of Columbia Funds Variable Insurance Trust I.

Fund shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

The views expressed in the Portfolio Manager's Discussion reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Columbia Management Distributors, Inc. and Columbia Management Advisors, LLC are the distributor and investment adviser, respectively, to Columbia Funds. They and other affiliates of Bank of America provide services to Columbia Funds and receive fees for such services.

Investors should carefully consider the investment objectives, risks, charges and expenses for the Fund before investing. Contact your insurance company for a prospectus, which contains this and other important information about the Fund. Read it carefully before you invest.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia Mid Cap Growth
Fund, Variable Series

Portfolio management

Columbia Mid Cap Growth Fund, Variable Series seeks long-term capital growth by investing primarily in equity securities.

Wayne M. Collette and George J. Myers have co-managed the fund since February 2006. Lawrence W. Lin and Brian D. Neigut have co-managed the fund since October 2007.

Performance

Growth of a $10,000 investment

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The returns for the index and the fund include reinvested dividends and capital gains. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

Average annual total returns as of 12/31/07

	1 Year	5 Year	Since Inception*
Columbia Mid Cap Growth Fund, VS — A	19.88%	16.63%	2.80%
Russell MidCap Growth Index	11.43%	17.90%	6.38%

*Class A shares inception date is May 1, 2001.

Performance results reflect any fee waivers or reimbursement of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Annual operating expense ratio (%)*

Class A	1.04%

Annual operating expense ratio

after contractual waivers (%)*

Class A	1.00%

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report. The contractual waiver expires 04/30/08. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower. For current month-end performance information, please contact your insurance company.

For the twelve-month period ended December 31, 2007, Columbia Mid Cap Growth Fund, Variable Series outperformed both the Russell MidCap Growth Index1 and the average return of its peer group, the Morningstar MidCap Growth VIT category.2 Positive stock selection was the primary reason for the fund's strong showing, while sector selection also helped return. Holdings in the energy, industrials, information technology and materials sectors were among the best performers for the period.

Energy and industrials names drive returns

An emphasis on energy stocks helped drive the fund's returns higher than its benchmark and peer group over the past 12 months. Among the beneficiaries of rising energy prices were oil exploration and production companies, Denbury Resources, Inc. and Continental Resources, Inc. (1.2% and 1.2% of net assets, respectively). Both are U.S.-based firms with strong production profiles and growth characteristics. Diamond Offshore Drilling, Inc. (1.7% of net assets) saw day rates for its fleet of deep-water drilling rigs rise with oil prices. In the industrials sector, engineering and construction services provider McDermott International, Inc. (1.2% of net assets) benefited from increased global infrastructure build-out in the power and energy sectors.

Demand for solar cells continued to significantly outpace supply, a trend which helped the performance of several holdings. Suntech Power Holdings Co., Ltd., a low-cost, China-based solar cell manufacturer, and SunPower Corp., a U.S.-based manufacturer of high-efficiency solar cells, were both beneficiaries of the industry's growth (0.5% and 0.6% of net assets, respectively). Scarcity of polysilicon helped boost the stock of technology holding MEMC Electronic Materials, Inc. (1.6% of net assets), which makes wafers and polysilicon used in solar cells and semiconductor chips.

1The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2©2008 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

1

Columbia Mid Cap Growth
Fund, Variable Series (Continued)

Materials and technology stocks help returns

An emphasis on stocks in the materials sector, particularly suppliers to the agricultural industry, helped boost returns during the period. These firms benefited from high crop prices due to rising demand for corn for use in bio fuels, including corn-derived ethanol, and for livestock to help meet an escalating demand for meat in developing countries. Among the beneficiaries of agricultural trends were fund holdings, Monsanto Co., which focuses on products that protect crops and help improve yields, and fertilizer manufacturer, Potash Corp. of Saskatchewan, Inc. (1.2% and 1.7% of net assets, respectively)

In the technology sector, continued strong consumer and business demand for Blackberry wireless devices helped drive returns from Research In Motion Ltd. (0.3% of net assets). A powerful showing from two stocks in the consumer discretionary sector also helped returns. Internet travel retailer Priceline.com, Inc. (0.7% of net assets) experienced success by offering price-conscious consumers well-priced, high-quality travel packages. Expanding sales of software for next-generation gaming consoles drove business for video game retailer GameStop Corp. (0.9% of net assets).

Crocs and NII Holdings are among few detractors

Strong returns from selected energy and industrials companies not owned by the fund hurt relative returns slightly during the period. Among the few individual holdings which detracted from performance was footwear maker Crocs, Inc. (0.6% of net assets), which suffered from excess inventory and from a disappointing response to its conservative earnings estimates. We continue to own the stock because we believe that Crocs has the potential to continue to experience strong demand for its products and promote its brand globally. Increased competition for cell phone customers in the emerging markets hurt telecommunications provider NII Holdings, Inc. (0.5% of net assets).

Market volatility presents opportunity

The global markets were rocked by a dramatic increase in price volatility due to investors' heightened sensitivity towards risk. We believe market volatility presents opportunity for investors who follow a disciplined investment process, such as our own. With the goal of maximizing returns and minimizing risk, we intend to take advantage of opportunities arising from investors' fears by screening the investment universe for growth companies that we believe are attractively valued and that have strong business models, improving profit margins and improving returns on capital. In particular, we intend to expand the fund's position in U.S.-based companies that derive a significant portion of revenues from abroad because we believe such companies have the ability to grow commensurately with rising international demand for goods and services.

Past performance is no guarantee of future results.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. Since economic and market conditions change frequently, there can be no assurance that the trends described above will continue or that the forecasts will come to pass.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Because mid-sized companies often have narrower markets, limited financial resources and stocks that are not as actively traded as large company stocks, their share prices tend to be more volatile.

2

Columbia Mid Cap
Growth Fund, Variable Series

Shareholder expense example

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges (loads) or redemption fees, where applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

07/01/07 – 12/31/07

Class A	Account value at the beginning of the period	Account value at the end of the period	Expenses paid during the period*
Actual	$1,000.00	$1,121.59	$5.35
Hypothetical**	$1,000.00	$1,020.16	$5.09

*  Expenses are equal to the annualized expense ratio of 1.00% for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the share class' most recent fiscal half-year and divided by 365. Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

**  Assumed 5% return per year before expenses.

3

Columbia Funds

Columbia Mid Cap Growth Fund, Variable Series

Investment portfolio  December 31, 2007

Shares		Value
	Common stocks — 96.4%
	Consumer discretionary — 12.4%
	Diversified consumer services — 1.2%
5,620	Apollo Group, Inc., Class A(a)	$394,243
7,190	DeVry, Inc.	373,593
		767,836
	Hotels, restaurants & leisure — 3.8%
5,425	Ctrip.com International Ltd., ADR	311,775
5,280	Penn National Gaming, Inc.(a)	314,424
12,010	Scientific Games Corp., Class A(a)	399,332
5,360	Starwood Hotels & Resorts Worldwide, Inc.	236,001
7,560	WMS Industries, Inc.(a)	276,998
2,650	Wynn Resorts Ltd.	297,145
14,520	Yum! Brands, Inc.	555,680
		2,391,355
	Internet & catalog retail — 0.7%
3,630	Priceline.com, Inc.(a)	416,942
	Leisure equipment & products — 0.3%
10,720	Mattel, Inc.	204,109
	Media — 0.8%
2,280	Central European Media Enterprises Ltd., Class A(a)	264,434
5,820	Liberty Global, Inc., Class A(a)	228,086
		492,520
	Multiline retail — 0.6%
10,511	Nordstrom, Inc.	386,069
	Specialty retail — 3.5%
3,280	Abercrombie & Fitch Co., Class A	262,302
7,960	Dick's Sporting Goods, Inc.(a)	220,970
9,050	GameStop Corp., Class A(a)	562,095
6,690	Tiffany & Co.	307,941
13,810	TJX Companies, Inc.	396,761
15,940	Urban Outfitters, Inc.(a)	434,524
		2,184,593
	Textiles, apparel & luxury goods — 1.5%
7,944	Coach, Inc.(a)	242,927
10,860	Crocs, Inc.(a)	399,757
7,170	Phillips-Van Heusen Corp.	264,286
		906,970
		7,750,394
	Consumer staples — 3.9%
	Beverages — 0.8%
5,340	Hansen Natural Corp.(a)	236,508
7,150	Pepsi Bottling Group, Inc.	282,139
		518,647
	Food & staples retailing — 0.5%
12,220	Kroger Co.	326,396

Shares		Value
	Food products — 1.6%
3,130	Bunge Ltd.	$364,363
6,890	H.J. Heinz Co.	321,625
5,450	Wm. Wrigley Jr. Co.	319,098
		1,005,086
	Personal products — 0.6%
8,920	Avon Products, Inc.	352,608
	Tobacco — 0.4%
2,900	Loews Corp. – Carolina Group	247,370
		2,450,107
	Energy — 14.8%
	Energy equipment & services — 7.3%
12,560	Cameron International Corp.(a)	604,513
7,660	Diamond Offshore Drilling, Inc.	1,087,720
8,060	FMC Technologies, Inc.(a)	457,002
11,760	National-Oilwell Varco, Inc.(a)	863,890
7,830	Noble Corp.	442,473
4,570	Oceaneering International, Inc.(a)	307,789
11,830	Weatherford International Ltd.(a)	811,538
		4,574,925
	Oil, gas & consumable fuels — 7.5%
8,890	Chesapeake Energy Corp.	348,488
12,195	Concho Resources, Inc.(a)	251,339
4,490	CONSOL Energy, Inc.	321,125
27,942	Continental Resources, Inc.(a)	730,125
24,960	Denbury Resources, Inc.(a)	742,560
5,680	Frontier Oil Corp.	230,494
7,910	Peabody Energy Corp.	487,572
6,350	Range Resources Corp.	326,136
11,070	Southwestern Energy Co.(a)	616,821
3,920	Sunoco, Inc.	283,965
10,730	Williams Companies, Inc.	383,919
		4,722,544
		9,297,469
	Financials — 5.6%
	Capital markets — 2.9%
4,620	Affiliated Managers Group, Inc.(a)	542,665
1,660	BlackRock, Inc.	359,888
8,450	T. Rowe Price Group, Inc.	514,436
11,430	Waddell & Reed Financial, Inc., Class A	412,509
		1,829,498
	Diversified financial services — 1.4%
780	CME Group, Inc.	535,080
1,740	IntercontinentalExchange, Inc.(a)	334,950
		870,030
	Real estate investment trusts (REITs) — 1.3%
6,586	Digital Realty Trust, Inc.	252,705
5,340	Plum Creek Timber Co., Inc.	245,854
4,590	ProLogis	290,914
		789,473
		3,489,001

See Accompanying Notes to Financial Statements.
4

Columbia Funds

Columbia Mid Cap Growth Fund, Variable Series

Investment portfolio (continued)  December 31, 2007

Shares		Value
	Health care — 15.2%
	Biotechnology — 1.8%
3,820	Alexion Pharmaceuticals, Inc.(a)	$286,615
5,860	Celgene Corp.(a)	270,791
4,690	Cephalon, Inc.(a)	336,554
13,600	PDL BioPharma, Inc.(a)	238,272
		1,132,232
	Health care equipment & supplies — 3.0%
4,312	Beckman Coulter, Inc.	313,914
3,910	Gen-Probe, Inc.(a)	246,056
5,115	Hologic, Inc.(a)	351,094
1,971	Intuitive Surgical, Inc.(a)	639,589
7,780	Mindray Medical International Ltd., ADR	334,307
		1,884,960
	Health care providers & services — 5.2%
7,350	Brookdale Senior Living, Inc.	208,814
7,040	CIGNA Corp.	378,259
4,140	Coventry Health Care, Inc.(a)	245,295
6,770	Express Scripts, Inc.(a)	494,210
7,240	Laboratory Corp. of America Holdings(a)	546,837
4,780	McKesson Corp.	313,138
5,190	Medco Health Solutions, Inc.(a)	526,266
3,810	Pediatrix Medical Group, Inc.(a)	259,651
5,350	Quest Diagnostics, Inc.	283,015
		3,255,485
	Health care technology — 0.5%
5,410	Cerner Corp.(a)	305,124
	Life sciences tools & services — 2.3%
5,600	Covance, Inc.(a)	485,072
3,360	Illumina, Inc.(a)	199,114
10,990	Pharmaceutical Product Development, Inc.	443,666
5,470	Thermo Fisher Scientific, Inc.(a)	315,509
		1,443,361
	Pharmaceuticals — 2.4%
11,930	Allergan, Inc.	766,383
12,420	Forest Laboratories, Inc.(a)	452,709
4,180	Shire PLC, ADR	288,211
		1,507,303
		9,528,465
	Industrials — 17.0%
	Aerospace & defense — 3.3%
6,320	Goodrich Corp.	446,255
4,260	L-3 Communications Holdings, Inc.	451,304
5,084	Precision Castparts Corp.	705,151
6,620	Rockwell Collins, Inc.	476,442
		2,079,152
	Air freight & logistics — 0.6%
7,310	C.H. Robinson Worldwide, Inc.	395,617

Shares		Value
	Commercial services & supplies — 2.5%
2,600	Dun & Bradstreet Corp.	$230,438
6,696	FTI Consulting, Inc.(a)	412,742
3,839	IHS, Inc., Class A(a)	232,490
8,888	Monster Worldwide, Inc.(a)	287,971
7,160	Stericycle, Inc.(a)	425,304
		1,588,945
	Construction & engineering — 0.8%
3,170	Foster Wheeler Ltd.(a)	491,413
	Electrical equipment — 3.4%
7,490	AMETEK, Inc.	350,832
1,110	First Solar, Inc.(a)	296,525
4,630	General Cable Corp.(a)	339,287
6,580	Roper Industries, Inc.	411,513
2,900	SunPower Corp., Class A(a)	378,131
4,100	Suntech Power Holdings Co., Ltd., ADR(a)	337,512
		2,113,800
	Industrial conglomerates — 1.2%
12,810	McDermott International, Inc.(a)	756,174
	Machinery — 4.4%
3,740	AGCO Corp.(a)	254,245
5,110	Cummins, Inc.	650,861
3,230	Flowserve Corp.	310,726
7,368	Joy Global, Inc.	484,962
8,100	Manitowoc Co., Inc.	395,523
6,050	Oshkosh Truck Corp.	285,923
5,180	Terex Corp.(a)	339,652
		2,721,892
	Marine — 0.4%
3,230	DryShips, Inc.	250,002
	Road & rail — 0.4%
5,740	Landstar System, Inc.	241,941
		10,638,936
	Information technology — 15.1%
	Communications equipment — 1.8%
10,310	Harris Corp.	646,231
8,370	Juniper Networks, Inc.(a)	277,884
1,840	Research In Motion Ltd.(a)	208,656
		1,132,771
	Electronic equipment & instruments — 0.8%
6,880	Trimble Navigation Ltd.(a)	208,051
7,310	Tyco Electronics Ltd.	271,420
		479,471
	Internet software & services — 3.3%
9,960	DealerTrack Holdings, Inc.(a)	333,361
10,895	Equinix, Inc.(a)	1,101,157
10,010	Omniture, Inc.(a)	333,233
7,630	VeriSign, Inc.(a)	286,964
		2,054,715

See Accompanying Notes to Financial Statements.
5

Columbia Funds

Columbia Mid Cap Growth Fund, Variable Series

Investment portfolio (continued)  December 31, 2007

Shares		Value
	IT services — 1.8%
2,960	DST Systems, Inc.(a)	$244,348
9,300	Global Payments, Inc.	432,636
2,010	Mastercard, Inc., Class A	432,552
		1,109,536
	Semiconductors & semiconductor equipment — 2.5%
11,232	MEMC Electronic Materials, Inc.(a)	993,920
5,460	Microchip Technology, Inc.	171,553
4,150	Silicon Laboratories, Inc.(a)	155,334
6,800	Tessera Technologies, Inc.(a)	282,880
		1,603,687
	Software — 4.9%
6,530	Autodesk, Inc.(a)	324,933
9,555	Citrix Systems, Inc.(a)	363,185
3,431	Cognos, Inc.(a)	197,523
8,241	Concur Technologies, Inc.(a)	298,407
7,280	Electronic Arts, Inc.(a)	425,225
5,390	FactSet Research Systems, Inc.	300,223
13,820	McAfee, Inc.(a)	518,250
4,920	Salesforce.com, Inc.(a)	308,435
3,860	VMware, Inc., Class A(a)	328,061
		3,064,242
		9,444,422
	Materials — 7.7%
	Chemicals — 4.7%
6,400	Agrium, Inc.	462,144
6,620	Monsanto Co.	739,388
3,140	Mosaic Co.(a)	296,228
7,520	Potash Corp. of Saskatchewan, Inc.	1,082,579
7,670	Syngenta AG, ADR	388,562
		2,968,901
	Construction materials — 0.5%
3,770	Vulcan Materials Co.	298,169
	Metals & mining — 2.5%
4,403	Allegheny Technologies, Inc.	380,419
3,880	Cleveland-Cliffs, Inc.	391,104
5,215	Freeport-McMoRan Copper & Gold, Inc.	534,225
25,880	Lundin Mining Corp.(a)	248,189
		1,553,937
		4,821,007
	Telecommunication services — 2.7%
	Wireless telecommunication services — 2.7%
16,490	American Tower Corp., Class A(a)	702,474
8,880	Crown Castle International Corp.(a)	369,408
2,950	Millicom International Cellular SA(a)	347,923
6,080	NII Holdings, Inc.(a)	293,786
		1,713,591

Shares		Value
	Utilities — 2.0%
	Electric utilities — 0.9%
11,020	PPL Corp.	$574,032
	Gas utilities — 0.6%
6,800	Questar Corp.	367,880
	Independent power producers & energy traders — 0.5%
2,770	Constellation Energy Group, Inc.	284,008
		1,225,920
	Total common stocks (Cost of $49,190,433)	60,359,312
Par
	Short-term obligation — 2.9%
$1,797,000	Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/07, due 01/02/08 at 2.960%, collateralized by a U.S. Government Agency Obligation maturing 08/13/14, market value $1,836,219 (repurchase proceeds $1,797,296)	1,797,000

Total short-term obligation (Cost of $1,797,000)		1,797,000
Total investments (Cost of $50,987,433)(b)	99.3%	62,156,312
Other assets & liabilities, net	0.7%	437,593
Net assets	100.0%	$62,593,905

Notes to Investment Portfolio:

(a)Non-income producing security.

(b)Cost for federal income tax purposes is $51,217,026.

For the year ended December 31, 2007, transactions in written options were as follows:

	Number of contracts	Premium received
Options outstanding at December 31, 2006	–	–
Options written	21	$4,224
Options terminated in closing purchase transactions	–	–
Options exercised	(21)	(4,224)
Options expired	–	–
Options outstanding at December 31, 2007	–	$–

See Accompanying Notes to Financial Statements.
6

Columbia Funds

Columbia Mid Cap Growth Fund, Variable Series

Investment portfolio (continued)  December 31, 2007

At December 31, 2007, the Fund held investments in the following sectors:

Sector (unaudited)	% of net assets
Industrials	17.0
Health care	15.2
Information technology	15.1
Energy	14.8
Consumer discretionary	12.4
Materials	7.7
Financials	5.6
Consumer staples	3.9
Telecommunication services	2.7
Utilities	2.0
96.4
Short-term obligation	2.9
Other assets & liabilities, net	0.7
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.
7

Columbia Mid Cap Growth Fund, Variable Series

Statement of assets and liabilities  December 31, 2007

Assets
Investments, at cost	$50,987,433
Investments, at value	62,156,312
Cash	779
Receivable for:
Investments sold	1,146,772
Interest	147
Dividends	27,112
Expense reimbursement due from Investment Advisor	14,275
Total assets	63,345,397
Liabilities
Payable for:
Investments purchased	503,148
Fund shares repurchased	104,645
Investment advisory fee	34,591
Administration fee	10,641
Transfer agent fee	62
Pricing and bookkeeping fees	2,950
Trustees' fees	45,516
Audit fee	33,170
Custody fee	4,163
Distribution fees	2
Chief compliance officer expenses	305
Other liabilities	12,299
Total liabilities	751,492
Net assets	$62,593,905
Net assets consist of
Paid-in capital	$45,286,662
Undistributed net investment income	—
Accumulated net realized gain	6,138,364
Net unrealized appreciation on investments	11,168,879
Net assets	$62,593,905
Class A:
Net assets	$62,581,082
Shares outstanding	7,198,349
Net asset value per share	$8.69
Class B:
Net assets	$12,823
Shares outstanding	1,478
Net asset value per share	$8.67	(a)

(a)  Net asset value per share rounds to $8.67 due to fractional shares outstanding.

See Accompanying Notes to Financial Statements.
8

Columbia Mid Cap Growth Fund, Variable Series

Statement of operations  For the year ended December 31, 2007

Investment income
Dividends	$482,633
Interest	50,317
Foreign taxes withheld	(4,295)
Total investment income	528,655
Expenses
Investment advisory fee	420,111
Administration fee	134,352
Distribution fees – Class B	30
Transfer agent fee	68
Pricing and bookkeeping fees	19,764
Trustees' fees	23,375
Custody fee	21,365
Audit fee	41,525
Reports to shareholders	46,401
Chief compliance officer expenses	585
Other expenses	29,476
Total expenses	737,052
Fees and expenses waived or reimbursed by Investment Advisor	(89,607)
Custody earnings credit	(235)
Net expenses	647,210
Net investment loss	(118,555)
Net realized and unrealized gain (loss) on investments and foreign currency
Net realized gain (loss) on:
Investments	6,360,669
Foreign currency transactions	(15,768)
Net realized gain	6,344,901
Net change in unrealized appreciation on:
Investments	5,529,779
Foreign currency translations	1
Net change in unrealized appreciation	5,529,780
Net gain	11,874,681
Net increase resulting from operations	$11,756,126

See Accompanying Notes to Financial Statements.
9

Columbia Mid Cap Growth Fund, Variable Series

Statement of changes in net assets

Increase (decrease) in net assets	Year ended December 31, 2007	Year ended December 31, 2006(a)
Operations
Net investment income (loss)	$(118,555)	$68,313
Net realized gain on investments and foreign currency transactions	6,344,901	12,227,885
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	5,529,780	(1,705,922)
Net increase resulting from operations	11,756,126	10,590,276
Distributions to shareholders
From net investment income – Class A	(71,549)	—
From net realized gains:
Class A	(12,156,252)	(3,051,847)
Class B	(2,262)	—
Total distributions to shareholders	(12,230,063)	(3,051,847)
Share transactions
Class A:
Subscriptions	1,077,107	1,079,094
Distributions reinvested	12,227,801	3,051,847
Redemptions	(14,438,684)	(11,435,997)
Net decrease	(1,133,776)	(7,305,056)
Class B:
Subscriptions	—	10,000
Distributions reinvested	2,262	—
Net increase	2,262	10,000
Net decrease from share transactions	(1,131,514)	(7,295,056)
Total increase (decrease) in net assets	(1,605,451)	243,373
Net assets
Beginning of period	64,199,356	63,955,983
End of period	62,593,905	64,199,356
Undistributed net investment income at end of period	$—	$65,086
Changes in shares
Class A:
Subscriptions	119,928	125,734
Distributions reinvested	1,445,367	374,001
Redemptions	(1,614,931)	(1,325,262)
Net decrease	(49,636)	(825,527)
Class B:
Subscriptions	—	1,211
Distributions reinvested	267	—
Net increase	267	1,211

(a)  Class B shares commenced operations on October 2, 2006.

See Accompanying Notes to Financial Statements.
10

Columbia Mid Cap Growth Fund, Variable Series

Financial highlights

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2007		2006(a)(b)		2005		2004		2003
Class A
Net Asset Value, Beginning of Period	$8.86		$7.92		$8.10		$7.10		$5.57
Income from Investment Operations:
Net investment income (loss)(c)	(0.02)		0.01		(0.01)		(0.03)		(0.03)
Net realized and unrealized gain on investments and foreign currency	1.73		1.35		0.40		1.03		1.56
Total from Investment Operations	1.71		1.36		0.39		1.00		1.53
Less Distributions to Shareholders:
From net investment income	(0.01)		—		—		—		—
From net realized gains	(1.87)		(0.42)		(0.57)		—		—
Total Distributions to Shareholders	(1.88)		(0.42)		(0.57)		—		—
Net Asset Value, End of Period	$8.69		$8.86		$7.92		$8.10		$7.10
Total return(d)	19.88	%(e)	17.69	%(e)	5.19	%(e)	14.08	%(e)	27.47%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense(f)	1.00%		1.00%		1.00%		1.00%		1.00%
Interest expense	—		—		—		—	%(g)	—
Net expenses(f)	1.00%		1.00%		1.00%		1.00%		1.00%
Waiver/Reimbursement	0.14%		0.22%		0.33%		0.38%		0.48%
Net investment income (loss)(f)	(0.18)%		0.11%		(0.13)%		(0.49)%		(0.41)%
Portfolio turnover rate	157%		176%		57%		151%		56%
Net assets, end of period (000's)	$62,581		$64,189		$63,956		$59,233		$38,540

(a)  On May 1, 2006, Nations Marsico MidCap Growth Portfolio was renamed Columbia Marsico Mid Cap Growth Fund, Variable Series and effective October 2, 2006, Columbia Marsico Mid Cap Growth Fund, Variable Series was renamed Columbia Mid Cap Growth Fund, Variable Series.

(b)  On October 2, 2006, the Fund's share class was renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%, except for the years ended December 31, 2005 and 2006, which had an impact of 0.04% and 0.03%, respectively.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.
11

Columbia Mid Cap Growth Fund, Variable Series

Notes to financial statements  December 31, 2007

Note 1.  Organization

Columbia Mid Cap Growth Fund, Variable Series (the "Fund") is a series of Columbia Funds Variable Insurance Trust I (the "Trust"). The Trust, registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, was organized as a Delaware statutory trust on November 24, 1997.

Investment Objective: The Fund seeks long-term capital growth by investing primarily in equity securities.

Fund Shares: The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. The Fund is an underlying investment vehicle for certain variable annuity contracts and variable life insurance policies issued by life insurance companies.

Note 2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation: Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and ask price.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions: Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

12

Columbia Mid Cap Growth Fund, Variable Series

Notes to financial statements (continued)  December 31, 2007

Repurchase Agreements: The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Options: The Fund may write call and put options on a security it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a separate account.

Foreign Currency Transactions: The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Income Recognition: Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments and/or realized gains, as applicable. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Determination of Class Net Asset Values: All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status: The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income or excise taxes.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Dividends and Distributions to Shareholders: Distributions to shareholders are recorded on the ex-date. Dividends from net investment income, if any, are distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the record date of the distribution.

13

Columbia Mid Cap Growth Fund, Variable Series

Notes to financial statements (continued)  December 31, 2007

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses and distribution reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$125,018	$(125,019)	$1

Net investment loss and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

	December 31, 2007	December 31, 2006
Distributions paid from:
Ordinary Income*	$6,367,770	$2,137,371
Long-Term Capital Gains	5,862,293	914,476

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$3,883,650	$2,484,307	$10,939,286

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2007, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$12,264,798
Unrealized depreciation	(1,325,512)
Net unrealized appreciation	$10,939,286

The Fund adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 ("FIN 48") effective June 29, 2007. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than

14

Columbia Mid Cap Growth Fund, Variable Series

Notes to financial statements (continued)  December 31, 2007 fifty percent likely of being realized upon ultimate settlement. FIN 48 must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to net assets. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4.  Fees and Compensation Paid to Affiliates

Investment Advisory Fee: Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides the Fund with investment advisory services. Columbia receives an investment advisory fee, calculated daily and payable monthly, at the annual rate of 0.65% of the Fund's average daily net assets.

Administration Fee: Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.23% of the Fund's average daily net assets less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below.

Pricing and Bookkeeping Fees: The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus a monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for direct internal costs related to accounting oversight and for services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002 ("direct internal costs") and out-of-pocket expenses. Effective January 1, 2008, the Fund no longer reimburses Columbia for the direct internal costs.

For the year ended December 31, 2007, the amount charged to the Fund by affiliates included on the Statement of Operations under "Pricing and bookkeeping fees" aggregated to $14,303, of which $1,547 is unpaid.

Transfer Agent Fee: Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Effective January 1, 2008, the annual rate increases to $17.34 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

15

Columbia Mid Cap Growth Fund, Variable Series

Notes to financial statements (continued)  December 31, 2007

Underwriting Discounts and Distribution Fee: Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, serves as distributor of the Fund's shares. The Trust has adopted a distribution plan (the "Distribution Plan") with respect to the Class B shares of the Fund, pursuant to Rule 12b-1 under the 1940 Act. Payments under the Distribution Plan are calculated daily and paid monthly at a maximum annual rate of 0.25% of the average daily net assets of the Class B shares.

Fees Paid to Officers and Trustees: All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, another portfolio of the Trust. The expense for the deferred compensation plan is included in "Trustees' fees" in the Statement of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" in the Statement of Assets and Liabilities.

Custody Credits: The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Expense Limits and Fee Waivers: Columbia has contractually agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual Fund operating expenses (exclusive of distribution and shareholder servicing fees and interest) do not exceed 1.00% annually through April 30, 2008. There is no guarantee that these waivers and/or limitations will continue after April 30, 2008.

Note 5.  Portfolio Information

For the year ended December 31, 2007, the aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government agency obligations and short-term investments, were $99,814,211 and $115,041,997, respectively.

Note 6.  Shares of Beneficial Interest

As of December 31, 2007, the Fund had two shareholders that collectively held 95.0% of the Fund's shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 7.  Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. The committed line of credit charges an annual operations agency fee of $40,000. The uncommitted line of credit may charge an annual administration fee of $15,000. State Street waived the administration fee for the annual extension of the facility on

16

Columbia Mid Cap Growth Fund, Variable Series

Notes to financial statements (continued)  December 31, 2007

September 17, 2007. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets and are included in "Other expenses" in the Statement of Operations.

For the year ended December 31, 2007, the Fund did not borrow under these arrangements.

Note 8.  Disclosure of Significant Risks and Contingencies

Foreign Securities: There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Legal Proceedings: On February 9, 2005, Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC ("BACAP Distributors," now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order") on matters relating to mutual fund trading. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. (now merged into Columbia Management Advisors, LLC) and Columbia Funds Distributors, Inc. (now merged into Columbia Management Distributors, Inc.), the investment advisor to and distributor of the funds then known as the Columbia Funds, respectively, to reduce the management fees of Columbia Funds, including the Nations Funds that are now known as Columbia Funds, and other mutual funds, collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Boards of the Nations Funds now known as Columbia Funds have an independent Chairman, are comprised of at least 75% independent trustees and have engaged an independent consultant with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for seventeen of the Nations Funds that are now known as Columbia Funds and their shareholders, will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against

17

Columbia Mid Cap Growth Fund, Variable Series

Notes to financial statements (continued)  December 31, 2007

BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action — Mehta v AIG SunAmerica Life Assurance Company — involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc. and now known as Columbia Management Advisors, LLC) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal has been appealed to the United States Court of Appeals for the Fourth Circuit.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust's motion to dismiss this action on December 16, 2005. No appeal was filed. On December 28, 2005, the same plaintiff's attorneys filed another putative class action asserting the same claims (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. The Court granted Columbia Funds Series Trust's motion to dismiss this action on December 27, 2006. The plaintiffs have appealed the decision dismissing this action to the United States Court of Appeals for the Eighth Circuit. That appeal is pending. On February 22, 2006, another putative class action asserting the same claims (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. The plaintiffs voluntarily dismissed this case against Columbia Funds Series Trust and William Carmichael on October 25, 2006. Bank of America, N.A. and Bank of America Corporation are still defendants in the case, pending a ruling on their motion to dismiss.

18

Columbia Funds

Report of Independent Registered Public Accounting Firm

To the Class A Shareholders of Columbia Mid Cap Growth Fund, Variable Series and Trustees of Columbia Funds Variable Insurance Trust I

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Columbia Mid Cap Growth Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust I) at December 31, 2007, the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 22, 2008

19

Columbia Funds

Federal Income Tax Information (Unaudited)

For the fiscal year ended December 31, 2007, the amount of long-term capital gains designated by Columbia Funds Variable Insurance Trust I was as follows:

Columbia Mid Cap Growth Fund, Variable Series	$2,494,564

6.08% of the ordinary dividend income distributed by the Fund for the year ended December 31, 2007 qualifies for the corporate dividend received deduction.

20

Columbia Funds

Fund governance trustees

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, address and age, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee/director, Other directorships held

INDEPENDENT TRUSTEES

Edward J. Boudreau (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director, E.J. Boudreau & Associates (consulting), from 2000 through current. Oversees 69. None.

William P. Carmichael (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired. Oversees 69. Director — Cobra Electronics Corporation (electronic equipment manufacturer); Spectrum Brands, Inc. (consumer products); Simmons Company (bedding); and The Finish Line (sportswear)

William A. Hawkins (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President, Retail Banking-IndyMac Bancorp, Inc., from September 1999 to August 2003; retired. Oversees 69. None.

R. Glenn Hilliard (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), from April 2003 through current, Chairman and Chief Executive Officer, ING Americas, from 1999 to April 2003; Non-Executive Director and Chairman — Conseco, Inc. (insurance), from September 2004 through current. Oversees 69. Director — Conseco, Inc. (insurance) and Alea Group Holdings (Bermuda), Ltd. (insurance)

John J. Nagorniak (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	President and Director — Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director — Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman — Franklin Portfolio Associates (investing — Mellon affiliate), 1982 through 2007; retired. Oversees 69. Trustee and Chairman — Research Foundation of CFA Institute; Director — MIT Investment Company; Trustee — MIT 401k Plan.

Anthony M. Santomero (Born 1946) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	President and Chief Executive Officer — Federal Reserve Bank of Philadelphia, 2000 through April 2006; Senior Advisor — McKinsey & Company (consulting), July 2006 through December 2007; Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, through current. Oversees 69. None.

Minor M. Shaw (Born 1947) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President — Micco Corporation and Mickel Investment Group. Oversees 69. Board Member — Piedmont Natural Gas.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

21

Columbia Funds

Fund governance trustees (continued)

Name, address and age, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years

OFFICERS

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	President — Columbia Funds, since October 2004; Managing Director — Columbia Management Advisors, LLC, since September 2004; Senior Vice President — Columbia Management Distributors, Inc., since January 2005; Director — Columbia Management Services, Inc., since January 2005; Director — Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director — FIM Funding, Inc., since January 2005; President and Chief Executive Officer — CDC IXIS AM Services, Inc. (asset management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer — Columbia Funds, since October 2003; Treasurer — the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 — December 2006; Vice President — Columbia Management Advisors, Inc., since April 2003; President — Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer — Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 — Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director of the Adviser and Bank of America Investment Product Group Compliance since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management from August 2004 to May 2005; Managing Director, Deutsche Asset Management prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration since January 2006; Managing Director of Columbia Management of the Adviser from September 2004 to December 2005; Vice President of Fund Administration from June 2002 to September 2004. Vice President of Product Strategy and Development prior to September 2004.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July 2000 to April 2003.

Marybeth C. Pilat(Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2007)	Vice President, Mutual Fund Valuation of the Advisor since January 2006; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October 2004; Vice President-Trustee Reporting from April 2002 to October 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October 2002.

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Columbia Mid Cap Growth Fund, Variable Series

Board Consideration and Re-Approval of Investment Advisory Agreements

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees of Columbia Funds Variable Insurance Trust I (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, the investment advisory agreement with Columbia Management Advisors, LLC ("CMA") for Columbia Mid Cap Growth Fund, Variable Series. The investment advisory agreement with CMA is referred to as the "Advisory Agreement." The Fund identified above is referred to as the "Fund."

More specifically, at meetings held on October 15-17, 2007, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the re-approval of the Advisory Agreement. The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). During the fee review process, the Consultant's role was to manage the review process to ensure that fees are negotiated in a manner that is at arms' length and reasonable. The Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Consultant's report is available at http://www.columbiafunds.com.

In preparation for the October meetings, the Board met in August and again in September for review and discussion of the materials described below. The Board's review and conclusions are based on comprehensive consideration of all information presented to it and not the result of any single controlling factor.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by CMA under the Advisory Agreement. The Board also received and considered general information regarding the types of services investment advisers provide to other funds, who, like the Fund, are provided administration services under a separate contract. The most recent investment adviser registration form ("Form ADV") for CMA was made available to the Board, as were CMA's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA.

In addition, the Board considered the investment and legal compliance programs of the Fund and CMA, including their compliance policies and procedures and reports of the Fund's Chief Compliance Officer.

The Board evaluated the ability of CMA, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA's compensation program for its personnel involved in the management of the Fund. The Board also considered CMA's investment in further developing its research and trading departments.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by CMA.

Fund Performance and Expenses

The Board considered the one-year, three-year, five-year and ten-year performance results for the Fund, as relevant. It also considered these results in comparison to the performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to the Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to the Fund's benchmark index. Lipper is an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in the Fund's Peer Group and Universe and considered potential imprecision resulting from the selection methodology.

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The Board received and considered statistical information regarding the Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for the Fund's Peer Group and Universe, which comparative data was provided by Lipper. Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from the composition for performance to provide a more accurate basis of comparison. The Board also considered information in the Lipper data that ranked the Fund based on: (i) the Fund's one-year performance compared to actual management fees; (ii) the Fund's one-year performance compared to total expenses; (iii) the Fund's three-year performance compared to actual management fees; and (iv) the Fund's three-year performance compared to total expenses.

Investment Advisory Fee Rate

The Board reviewed and considered the proposed contractual investment advisory fee rate together with the administration fee rate payable by the Fund to CMA for investment advisory services (the "Contractual Management Rate"). In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rate and considered the Contractual Management Rate after taking the waivers/caps into account (the "Actual Management Rate"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to the NYAG Settlement. The Board also noted reductions in Actual Management Rates and/or total expenses of certain funds across the fund complex. Additionally, the Board received and afforded specific attention to information comparing the Contractual Management Rate and Actual Management Rate with those of the other funds in the Peer Group.

The Board concluded that the factors noted above supported the Contractual Management Rate and the Actual Management Rate, and the approval of the Advisory Agreement for the Fund.

Profitability

The Board received and considered a detailed profitability analysis of CMA based on the Contractual Management Rate and the Actual Management Rate, as well as on other relationships between the Fund on the one hand and CMA affiliates on the other. The analysis included complex-wide and Fund information and a comparison of results using alternative allocation methodologies. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits that CMA and its affiliates received from providing these services to the Fund were not unreasonable.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Most particularly, CMA provided information showing that, as a percentage of fund assets, CMA's complex-wide revenues, expenses and profits declined over a two-year period during which fund assets increased by 21%. The Board concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients

The Board also received and considered information about the nature and extent of services and fee rates offered by CMA to other clients, including separate accounts and institutional investors. In this regard, the Board concluded that, where the Contractual Management Rate and Actual Management Rate were appreciably above the range of the fee rates offered to other CMA clients, based on information provided by CMA, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Fund.

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Other Benefits to CMA

The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates as a result of their relationship with the Fund. Such benefits could include, among others, benefits attributable to CMA's relationships with the Fund (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

The Board considered the effectiveness of the policies of the Fund in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's methods for allocating portfolio investment opportunities among the Fund and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review

As discussed above, the Board reviews materials received from CMA annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Fund receives throughout the year. In this regard, the Board reviews reports of CMA at each of its quarterly meetings, which includes, among other things, a portfolio review and Fund performance reports. In addition, the Board confers with the portfolio managers of the Fund at various times throughout the year.

Conclusion

After considering the above-described factors, based on its deliberations and its evaluation of the information provided, the Board concluded that the compensation payable to CMA under the Advisory Agreement was fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreement.

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Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE
CONSULTANT TO THE COLUMBIA NATIONS FUNDS

Prepared pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State,
Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc
October 19, 2007

I. OVERVIEW

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CFD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared the third annual written evaluation of the fee negotiation process. Last year's report (the "2006 Report") was completed by my immediate predecessor IFC, John Rea, who has provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

1  CMA and CFD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the "Funds."

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C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years and finally reviews the status of recommendations made in the 2006 Report.

II. SUMMARY OF FINDINGS

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2007 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years, especially money market Fund performance when ranked in iMoneyNet universes. In each of the 1-year and 3-year periods, 62% of Nations Funds, including 11 of 12 money market Funds, ranked in the top two performance quintiles. The three- and five-year performance rankings of the subadvised Funds are relatively strong, although the 1-year records of most Funds subadvised by Marsico Capital Management ("Marsico" or "MCM") are well below their peers.

4.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

5.  The Nations equity Funds' overall performance adjusted for risk was strong. The performance of 16 of the 18 equity Funds included in the risk analysis bettered the median in 3-year performance adjusted and unadjusted for risk. No pattern was detected for fixed-income Funds.

6.  The industry-standard procedure used by third parties such as Lipper and Morningstar to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1-fee or A share classes of the Funds are compared to the performance universe that includes all share classes of competitive multi-class funds. Therefore, the procedure ranks shares with zero or 25 basis point 12b-1 fees against classes of competitive funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of competitive funds with comparable 12b-1 fees lowers the relative performance for the Funds examined but does not call into question the general finding that the Nations Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers, with the exception of subadvised funds. Only 17% of the Funds ranked in the two most expensive quintiles for total expenses and 32% in those quintiles for actual management fees.

8.  Generally, the Nations equity Funds with the highest relative fees and expenses are subadvised. These Funds account for 70% of the fourth and fifth quintile rankings for the actual management fee and total expense measures combined. The vast majority of the subadvised equity Funds were in the bottom two quintiles.

9.  Most of the subadvised Funds have management fees that are 11 to 20 basis points higher than those of non-subadvised Columbia Funds with comparable investment styles.

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D. Trustees' Fee and Performance Evaluation Process

10.  The Trustees' evaluation process identified 14 Funds in 2007 for further review based upon their relative performance or expenses or a combination of the two. CMG and Marsico provided further information about those Funds to assist the Trustees in their evaluation. The Trustees, of course, may choose to seek additional information about Nations Funds that do not meet the criteria for further review.

E. Possible Economies of Scale

11.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG did not, however, identify specific sources of economies of scale nor provide estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

12.  An examination of the management fee schedules of a selected number of the Nations Funds suggests that, as a general matter, the breakpoint schedules of these Funds are not out of line with those of competitors.

13.  An analysis of management and administration expenses incurred by CMA in managing the Nations money market Funds finds that the ratio of these expenses to assets levels off above $5 billion. This finding suggests that CMA's proposed restructuring of the money market Funds' management fee schedule is consistent with this relationship between expenses and assets.

F. Management Fees Charged to Institutional Clients

14.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds than for institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

15.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs for purposes of calculating Fund profitability, both direct and indirect, is thoughtful and detailed. CMG also provided profitability data assuming that costs were allocated by assets, demonstrating that the choice of allocation method can have a substantial effect on fund profitability. However, notwithstanding the limitations of any effort to allocate costs to a particular fund, we believe that the ABC method represented a better approximation of CMG's costs of providing services to the Funds than did asset-based allocation.

16.  The materials that set out CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate CMG's expenses and profitability for each Fund.

17.  In 2006, CMG's complex-wide pre-tax margins on the Nations Funds were above the industry median before distribution and below the median when distribution revenues and expenses were included, based on limited data available about publicly-held mutual fund managers. However, as is to be expected in a complex comprising 63 Funds, some Nations Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Nations Funds operate at a loss. There appeared to be some relationship between fund size and profitability, with smaller Funds generally operating at a loss. In particular, the money market Funds as a group had generally higher management-only profit margins than other Nations Funds.

18.  For the Nations Funds subadvised by Marsico, CMG treats the subadvisory fee paid to Marsico as an expense. To reflect Marsico's status as an affiliated company, CMG has provided alternative profitability estimates based on its understanding with Marsico that 35 percent of the subadvisory fee represents Marsico's costs in providing these services. This adjustment thus increases the reported profitability of the Marsico-advised Funds. However, the pending sale of Marsico to its management team would make this treatment not applicable in future years, because Marsico's profits would no longer be retained by a CMG affiliate.

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19.  CMG shares a fixed percentage of its management fee revenues with an affiliate, the Private Bank of Bank of America ("PB" or "Private Bank"), to compensate the PB for services it performs with respect to Nations Fund assets held for the benefit of PB customers. In 2006, these payments totaled $75.5 million. Based on our analysis of the services provided by the PB, we believe all such payments should be regarded as a distribution expense, except for any portion attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

III. RECOMMENDATIONS

1.  Risk-adjusted performance. CMG should provide the Trustees with quantitative information about the risk of each Fund in a format that allows the risk and return of each Fund to be evaluated simultaneously. As part of that effort CMG should develop reliable risk metrics for money market Funds, balanced Funds, and Funds of Funds. CMG should also explain why it believes gross return is a better metric for fixed-income Funds than the net returns used in standard performance reporting.

2.  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style, and each complex (of which Nations is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

3.  Economies of scale. CMG should provide the Trustees with an analysis of potential economies of scale that considers the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase. CMG may consider using the framework suggested for the analysis or any other suitable framework that addresses the relevant concerns.

4.  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include risk and profitability metrics and should feel free to request additional information and explanation from CMG with respect to any Nations Fund whether or not it qualifies as a "Review Fund."

5.  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Funds (which would differ each year) should be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Nations Fund each year would not be an efficient use of Trustee and CMG resources.

6.  Ensuring consistent methodology used by Lipper, Morningstar, and iMoneyNet to construct performance and expense universes and groups. CMG should work with Lipper, Morningstar, and iMoneyNet to make sure that the all three data vendors apply similar techniques and standards in constructing performance and expense universes and in collecting data, if possible. If not, CMG should clearly explain to the Trustees the differences in methodology and the effect such differences may have on rankings. In addition, CMG should ensure that it applies the same ranking methodology to all Funds, including those for which Morningstar and iMoneyNet provide the underlying data.

7.  Uniformity of universes across reporting periods. CMA, based on consultations with its CIOs, has substituted vendors for purposes of universe construction, e.g. Morningstar for Lipper for certain equity Funds and iMoneyNet for Lipper for money market Funds. However, the new universes are not used for all performance periods and have not been used to recalculate last year's performance and expense figures. Therefore, it is difficult to draw useful conclusions from changes in rankings from last year to this year, or from short-term to longer-term performance periods. CMA, when it changes universes, should use both the new and the former universe in the switch-over year so that the Trustees can obtain useful information about performance and expense trends.

8.  Filtering all universes. The Lipper volumes presented to the Trustees, consistent with industry practice, compare the performance of an equity or fixed-income Fund to all other funds and all of their share classes in the Fund's performance universe. This means that the performance of a Columbia Fund A share (with a 25 basis point 12b-1 fee) or a share with no 12b-1 fee is compared to

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many classes of competitive funds with higher distribution fees, such as deferred-sales-charge B shares and level-load C shares. Including shares classes with higher fees than the Columbia Fund share class. This improves the Nations Fund's performance relative to its peers. The difference can be meaningful. Therefore, we recommend that, in addition to the standard Lipper universe presentation, Funds in the third and fourth quintile should be ranked in a universe limited to the one share class per competitive fund whose distribution pricing most closely matches the relevant Fund. The construction of the restricted universes for equity and fixed-income funds is similar to the method used by iMoneyNet in forming performance universes for Nations money market Funds. Further, with respect to money market Funds, we suggest that they be ranked using a class that charges a distribution or service fee close to the average levied on fund assets in a universe of fund classes with comparable fees.

9.  Management fee disparities. Several disparities exist between management fees of Nations and Atlantic Funds with comparable investment strategies. To enable Trustees to identify such disparities, CMG should provide the Trustees with a table that compares management fees of Nations Funds with those of comparable Atlantic and Acorn Funds and an explanation of any significant differences. In addition, whenever CMG proposes a management fee change or expense cap for funds outside the Nations group that are comparable to Nations Funds, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to consider the applicability of the proposed change to the Nations Funds.

10.  Reduction of volume of documents submitted. As the Trustees have noted, the tendency in the fee evaluation process is for the volume of materials prepared for their consideration to increase each year as the participants in the process suggest additional data or presentations of data. However, some of the data may no longer be useful, or its usefulness may be outweighed by the burden of reviewing it. For example, we do not believe that offering two variations of cost allocation by assets is useful. We also question whether profitability data needs to be divided by distribution channel, e.g. retail vs. variable annuity. We also note that some material, especially related to complex-wide profitability, appears multiple times in the 15(c) materials. Finally, for the money market Funds, CMG should provide relative performance and expense data based on the universe that it and the Trustees consider to be most useful, rather than the current practice of providing such data for both Lipper and iMoneyNet universes.

IV. STATUS OF 2006 RECOMMENDATIONS

The 2006 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and their results.

1.  Recommendation: Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

Status: Grids providing both performance and risk rankings for equity and fixed-income funds were prepared by CMG as part of the 2007 15(c) process.

2.  Recommendation: Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

Status: At our request, CMG prepared universes limited to one class of shares per competitive fund for selected funds.

3.  Recommendation: Trustees may wish to review the level of management fees on the subadvised funds to ensure that the conditions and circumstances that warranted the premiums in the past continue to hold. If the review is undertaken, Trustees may wish to discuss with CMG the subadvisory fee paid to MCM inasmuch as CMA is MCM's largest subadvisory client and appears to be charged higher subadvisory fees than those of MCM's other large clients.

Status: The Trustees of the Nations Funds undertook such a review and negotiated breakpoints in the sub-advisory fees payable to MCM to take effect upon the sale of MCM to its management team.

4.  Recommendation: Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis

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may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

Status: CMG questions the usefulness of such an exercise due to the many variables that can have an effect on costs and revenues as assets increase. We continue to believe that such an exercise would be helpful to the Trustees.

5.  Recommendation: If the study of economies of scale is undertaken, the Trustees may wish to use it to explore alternatives to the flat management fee currently in place for the money market Funds and the Retirement Portfolios.

Status: CMG has presented a proposal for a group-wide advisory fee incorporating breakpoints for the money-market Funds, which was approved by the Trustees.

6.  Recommendation: Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

Status: CMG dated many of the institutional accounts but was not able to determine the date of establishment for all accounts. CMG also provided data on other types of institutional accounts.

7.  Recommendation: Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

Status: We continue to believe that such a statement would help the Trustees understand CMG's business better and place the fund-by-fund profitability reports in context.

8.  Recommendation: Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

Status: CMG provided various summary statements of operations.

9.  Recommendation: Trustees may wish to consider the treatment of the revenue sharing with PB in their review of CMG's profitability.

Status: CMG provided a substantial amount of information reflecting adjustment for Private Bank expenses. We believe that all Private Bank expenses should be backed out of management-only profitability analyses, no Private Bank expenses should be backed out of all-in profitability analyses and only those PB revenue sharing payments not attributable to sub-transfer agency or sub-accounting services should be backed out of ex-distribution profitability analyses.

Respectfully submitted,
Steven E. Asher

31

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33

©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

SHC-42/139013-1207 (02/08) 08-49783

Columbia Mid Cap Growth Fund,
Variable Series

Columbia Funds Variable Insurance Trust I

Class B

2007 Annual Report

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities and a copy of the Fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-321-7854. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available on the SEC's website. Information regarding how the Fund voted proxies relating to portfolio securities is also available from the Fund's website.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of the Funds of Columbia Funds Variable Insurance Trust I.

Fund shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

The views expressed in the Portfolio Manager's Discussion reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Columbia Management Distributors, Inc. and Columbia Management Advisors, LLC are the distributor and investment adviser, respectively, to Columbia Funds. They and other affiliates of Bank of America provide services to Columbia Funds and receive fees for such services.

Investors should carefully consider the investment objectives, risks, charges and expenses for the Fund before investing. Contact your insurance company for a prospectus, which contains this and other important information about the Fund. Read it carefully before you invest.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia Mid Cap
Growth Fund, Variable Series

Portfolio management

Columbia Mid Cap Growth Fund, Variable Series seeks long-term capital growth by investing primarily in equity securities. Wayne M. Collette and George J. Myers have co-managed the fund since February 2006. Lawrence W. Lin and Brian D. Neigut have co-managed the fund since October 2007.

Performance

Growth of a $10,000 investment

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The returns for the index and the fund include reinvested dividends and capital gains. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

Average annual total returns as of 12/31/07

	1 Year	5 Year	Since Inception*
Columbia Mid Cap Growth Fund, VS — B	19.63%	16.50%	2.71%
Russell MidCap Growth Index	11.43%	17.90%	6.38%

*Class B shares inception date is October 2, 2006.

Performance results reflect any fee waivers or reimbursement of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Class B shares (newer class shares) performance information includes returns of the fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. If differences in expenses were reflected, the returns shown for the periods prior to the inception of the newer class of shares would be lower. Class A shares were initially offered on May 1, 2001.

Annual operating expense ratio*

Class B	1.29%

Annual operating expense ratio

after contractual waivers*

Class B	1.25%

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report. The contractual waiver expires 04/30/08. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower. For current month-end performance information, please contact your insurance company.

For the twelve-month period ended December 31, 2007, Columbia Mid Cap Growth Fund, Variable Series outperformed both the Russell MidCap Growth Index1 and the average return of its peer group, the Morningstar MidCap Growth VIT category.2 Positive stock selection was the primary reason for the fund's strong showing, while sector selection also helped return. Holdings in the energy, industrials, information technology and materials sectors were among the best performers for the period.

Energy and industrials names drive returns

An emphasis on energy stocks helped drive the fund's returns higher than its benchmark and peer group over the past 12 months. Among the beneficiaries of rising energy prices were oil exploration and production companies, Denbury Resources, Inc. and Continental Resources, Inc. (1.2% and 1.2% of net assets, respectively). Both are U.S.-based firms with strong production profiles and growth characteristics. Diamond Offshore Drilling, Inc. (1.7% of net assets) saw day rates for its fleet of deep-water drilling rigs rise with oil prices. In the industrials sector, engineering and construction services provider McDermott International, Inc. (1.2% of net assets) benefited from increased global infrastructure build-out in the power and energy sectors.

Demand for solar cells continued to significantly outpace supply, a trend which helped the performance of several holdings. Suntech Power Holdings Co., Ltd., a low-cost, China-based solar cell manufacturer, and SunPower Corp., a U.S.-based manufacturer of high-efficiency solar cells, were both beneficiaries of the industry's growth (0.5% and 0.6% of net assets, respectively). Scarcity of polysilicon helped boost the stock of technology holding MEMC Electronic Materials, Inc. (1.6% of net assets), which makes wafers and polysilicon used in solar cells and semiconductor chips.

1The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2©2008 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

1

Columbia Mid Cap
Growth Fund, Variable Series (Continued)

Materials and technology stocks help returns

An emphasis on stocks in the materials sector, particularly suppliers to the agricultural industry, helped boost returns during the period. These firms benefited from high crop prices due to rising demand for corn for use in bio fuels, including corn-derived ethanol, and for livestock to help meet an escalating demand for meat in developing countries. Among the beneficiaries of agricultural trends were fund holdings, Monsanto Co., which focuses on products that protect crops and help improve yields, and fertilizer manufacturer, Potash Corp. of Saskatchewan, Inc. (1.2% and 1.7% of net assets, respectively)

In the technology sector, continued strong consumer and business demand for Blackberry wireless devices helped drive returns from Research In Motion Ltd. (0.3% of net assets). A powerful showing from two stocks in the consumer discretionary sector also helped returns. Internet travel retailer Priceline.com, Inc. (0.7% of net assets) experienced success by offering price-conscious consumers well-priced, high-quality travel packages. Expanding sales of software for next-generation gaming consoles drove business for video game retailer GameStop Corp. (0.9% of net assets).

Crocs and NII Holdings are among few detractors

Strong returns from selected energy and industrials companies not owned by the fund hurt relative returns slightly during the period. Among the few individual holdings which detracted from performance was footwear maker Crocs, Inc. (0.6% of net assets), which suffered from excess inventory and from a disappointing response to its conservative earnings estimates. We continue to own the stock because we believe that Crocs has the potential to continue to experience strong demand for its products and promote its brand globally. Increased competition for cell phone customers in the emerging markets hurt telecommunications provider NII Holdings, Inc. (0.5% of net assets).

Market volatility presents opportunity

The global markets were rocked by a dramatic increase in price volatility due to investors' heightened sensitivity towards risk. We believe market volatility presents opportunity for investors who follow a disciplined investment process, such as our own. With the goal of maximizing returns and minimizing risk, we intend to take advantage of opportunities arising from investors' fears by screening the investment universe for growth companies that we believe are attractively valued and that have strong business models, improving profit margins and improving returns on capital. In particular, we intend to expand the fund's position in U.S.-based companies that derive a significant portion of revenues from abroad because we believe such companies have the ability to grow commensurately with rising international demand for goods and services.

Past performance is no guarantee of future results.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. Since economic and market conditions change frequently, there can be no assurance that the trends described above will continue or that the forecasts will come to pass.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Because mid-sized companies often have narrower markets, limited financial resources and stocks that are not as actively traded as large company stocks, their share prices tend to be more volatile.

2

Columbia Mid Cap
Growth Fund, Variable Series

Shareholder expense example

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges (loads) or redemption fees, where applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

07/01/07 – 12/31/07

Class B	Account value at the beginning of the period	Account value at the end of the period	Expenses paid during the period*
Actual	$1,000.00	$1,121.79	$6.69
Hypothetical**	$1,000.00	$1,018.90	$6.36

*  Expenses are equal to the annualized expense ratio of 1.25% for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the share class' most recent fiscal half-year and divided by 365. Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

**  Assumed 5% return per year before expenses.

3

Columbia Funds

Columbia Mid Cap Growth Fund, Variable Series

Investment portfolio  December 31, 2007

Shares		Value
	Common stocks — 96.4%
	Consumer discretionary — 12.4%
	Diversified consumer services — 1.2%
5,620	Apollo Group, Inc., Class A(a)	$394,243
7,190	DeVry, Inc.	373,593
		767,836
	Hotels, restaurants & leisure — 3.8%
5,425	Ctrip.com International Ltd., ADR	311,775
5,280	Penn National Gaming, Inc.(a)	314,424
12,010	Scientific Games Corp., Class A(a)	399,332
5,360	Starwood Hotels & Resorts Worldwide, Inc.	236,001
7,560	WMS Industries, Inc.(a)	276,998
2,650	Wynn Resorts Ltd.	297,145
14,520	Yum! Brands, Inc.	555,680
		2,391,355
	Internet & catalog retail — 0.7%
3,630	Priceline.com, Inc.(a)	416,942
	Leisure equipment & products — 0.3%
10,720	Mattel, Inc.	204,109
	Media — 0.8%
2,280	Central European Media Enterprises Ltd., Class A(a)	264,434
5,820	Liberty Global, Inc., Class A(a)	228,086
		492,520
	Multiline retail — 0.6%
10,511	Nordstrom, Inc.	386,069
	Specialty retail — 3.5%
3,280	Abercrombie & Fitch Co., Class A	262,302
7,960	Dick's Sporting Goods, Inc.(a)	220,970
9,050	GameStop Corp., Class A(a)	562,095
6,690	Tiffany & Co.	307,941
13,810	TJX Companies, Inc.	396,761
15,940	Urban Outfitters, Inc.(a)	434,524
		2,184,593
	Textiles, apparel & luxury goods — 1.5%
7,944	Coach, Inc.(a)	242,927
10,860	Crocs, Inc.(a)	399,757
7,170	Phillips-Van Heusen Corp.	264,286
		906,970
		7,750,394
	Consumer staples — 3.9%
	Beverages — 0.8%
5,340	Hansen Natural Corp.(a)	236,508
7,150	Pepsi Bottling Group, Inc.	282,139
		518,647
	Food & staples retailing — 0.5%
12,220	Kroger Co.	326,396

Shares		Value
	Food products — 1.6%
3,130	Bunge Ltd.	$364,363
6,890	H.J. Heinz Co.	321,625
5,450	Wm. Wrigley Jr. Co.	319,098
		1,005,086
	Personal products — 0.6%
8,920	Avon Products, Inc.	352,608
	Tobacco — 0.4%
2,900	Loews Corp. – Carolina Group	247,370
		2,450,107
	Energy — 14.8%
	Energy equipment & services — 7.3%
12,560	Cameron International Corp.(a)	604,513
7,660	Diamond Offshore Drilling, Inc.	1,087,720
8,060	FMC Technologies, Inc.(a)	457,002
11,760	National-Oilwell Varco, Inc.(a)	863,890
7,830	Noble Corp.	442,473
4,570	Oceaneering International, Inc.(a)	307,789
11,830	Weatherford International Ltd.(a)	811,538
		4,574,925
	Oil, gas & consumable fuels — 7.5%
8,890	Chesapeake Energy Corp.	348,488
12,195	Concho Resources, Inc.(a)	251,339
4,490	CONSOL Energy, Inc.	321,125
27,942	Continental Resources, Inc.(a)	730,125
24,960	Denbury Resources, Inc.(a)	742,560
5,680	Frontier Oil Corp.	230,494
7,910	Peabody Energy Corp.	487,572
6,350	Range Resources Corp.	326,136
11,070	Southwestern Energy Co.(a)	616,821
3,920	Sunoco, Inc.	283,965
10,730	Williams Companies, Inc.	383,919
		4,722,544
		9,297,469
	Financials — 5.6%
	Capital markets — 2.9%
4,620	Affiliated Managers Group, Inc.(a)	542,665
1,660	BlackRock, Inc.	359,888
8,450	T. Rowe Price Group, Inc.	514,436
11,430	Waddell & Reed Financial, Inc., Class A	412,509
		1,829,498
	Diversified financial services — 1.4%
780	CME Group, Inc.	535,080
1,740	IntercontinentalExchange, Inc.(a)	334,950
		870,030
	Real estate investment trusts (REITs) — 1.3%
6,586	Digital Realty Trust, Inc.	252,705
5,340	Plum Creek Timber Co., Inc.	245,854
4,590	ProLogis	290,914
		789,473
		3,489,001

See Accompanying Notes to Financial Statements.
4

Columbia Funds

Columbia Mid Cap Growth Fund, Variable Series

Investment portfolio (continued)  December 31, 2007

Shares		Value
	Health care — 15.2%
	Biotechnology — 1.8%
3,820	Alexion Pharmaceuticals, Inc.(a)	$286,615
5,860	Celgene Corp.(a)	270,791
4,690	Cephalon, Inc.(a)	336,554
13,600	PDL BioPharma, Inc.(a)	238,272
		1,132,232
	Health care equipment & supplies — 3.0%
4,312	Beckman Coulter, Inc.	313,914
3,910	Gen-Probe, Inc.(a)	246,056
5,115	Hologic, Inc.(a)	351,094
1,971	Intuitive Surgical, Inc.(a)	639,589
7,780	Mindray Medical International Ltd., ADR	334,307
		1,884,960
	Health care providers & services — 5.2%
7,350	Brookdale Senior Living, Inc.	208,814
7,040	CIGNA Corp.	378,259
4,140	Coventry Health Care, Inc.(a)	245,295
6,770	Express Scripts, Inc.(a)	494,210
7,240	Laboratory Corp. of America Holdings(a)	546,837
4,780	McKesson Corp.	313,138
5,190	Medco Health Solutions, Inc.(a)	526,266
3,810	Pediatrix Medical Group, Inc.(a)	259,651
5,350	Quest Diagnostics, Inc.	283,015
		3,255,485
	Health care technology — 0.5%
5,410	Cerner Corp.(a)	305,124
	Life sciences tools & services — 2.3%
5,600	Covance, Inc.(a)	485,072
3,360	Illumina, Inc.(a)	199,114
10,990	Pharmaceutical Product Development, Inc.	443,666
5,470	Thermo Fisher Scientific, Inc.(a)	315,509
		1,443,361
	Pharmaceuticals — 2.4%
11,930	Allergan, Inc.	766,383
12,420	Forest Laboratories, Inc.(a)	452,709
4,180	Shire PLC, ADR	288,211
		1,507,303
		9,528,465
	Industrials — 17.0%
	Aerospace & defense — 3.3%
6,320	Goodrich Corp.	446,255
4,260	L-3 Communications Holdings, Inc.	451,304
5,084	Precision Castparts Corp.	705,151
6,620	Rockwell Collins, Inc.	476,442
		2,079,152
	Air freight & logistics — 0.6%
7,310	C.H. Robinson Worldwide, Inc.	395,617

Shares		Value
	Commercial services & supplies — 2.5%
2,600	Dun & Bradstreet Corp.	$230,438
6,696	FTI Consulting, Inc.(a)	412,742
3,839	IHS, Inc., Class A(a)	232,490
8,888	Monster Worldwide, Inc.(a)	287,971
7,160	Stericycle, Inc.(a)	425,304
		1,588,945
	Construction & engineering — 0.8%
3,170	Foster Wheeler Ltd.(a)	491,413
	Electrical equipment — 3.4%
7,490	AMETEK, Inc.	350,832
1,110	First Solar, Inc.(a)	296,525
4,630	General Cable Corp.(a)	339,287
6,580	Roper Industries, Inc.	411,513
2,900	SunPower Corp., Class A(a)	378,131
4,100	Suntech Power Holdings Co., Ltd., ADR(a)	337,512
		2,113,800
	Industrial conglomerates — 1.2%
12,810	McDermott International, Inc.(a)	756,174
	Machinery — 4.4%
3,740	AGCO Corp.(a)	254,245
5,110	Cummins, Inc.	650,861
3,230	Flowserve Corp.	310,726
7,368	Joy Global, Inc.	484,962
8,100	Manitowoc Co., Inc.	395,523
6,050	Oshkosh Truck Corp.	285,923
5,180	Terex Corp.(a)	339,652
		2,721,892
	Marine — 0.4%
3,230	DryShips, Inc.	250,002
	Road & rail — 0.4%
5,740	Landstar System, Inc.	241,941
		10,638,936
	Information technology — 15.1%
	Communications equipment — 1.8%
10,310	Harris Corp.	646,231
8,370	Juniper Networks, Inc.(a)	277,884
1,840	Research In Motion Ltd.(a)	208,656
		1,132,771
	Electronic equipment & instruments — 0.8%
6,880	Trimble Navigation Ltd.(a)	208,051
7,310	Tyco Electronics Ltd.	271,420
		479,471
	Internet software & services — 3.3%
9,960	DealerTrack Holdings, Inc.(a)	333,361
10,895	Equinix, Inc.(a)	1,101,157
10,010	Omniture, Inc.(a)	333,233
7,630	VeriSign, Inc.(a)	286,964
		2,054,715

See Accompanying Notes to Financial Statements.
5

Columbia Funds

Columbia Mid Cap Growth Fund, Variable Series

Investment portfolio (continued)  December 31, 2007

Shares		Value
	IT services — 1.8%
2,960	DST Systems, Inc.(a)	$244,348
9,300	Global Payments, Inc.	432,636
2,010	Mastercard, Inc., Class A	432,552
		1,109,536
	Semiconductors & semiconductor equipment — 2.5%
11,232	MEMC Electronic Materials, Inc.(a)	993,920
5,460	Microchip Technology, Inc.	171,553
4,150	Silicon Laboratories, Inc.(a)	155,334
6,800	Tessera Technologies, Inc.(a)	282,880
		1,603,687
	Software — 4.9%
6,530	Autodesk, Inc.(a)	324,933
9,555	Citrix Systems, Inc.(a)	363,185
3,431	Cognos, Inc.(a)	197,523
8,241	Concur Technologies, Inc.(a)	298,407
7,280	Electronic Arts, Inc.(a)	425,225
5,390	FactSet Research Systems, Inc.	300,223
13,820	McAfee, Inc.(a)	518,250
4,920	Salesforce.com, Inc.(a)	308,435
3,860	VMware, Inc., Class A(a)	328,061
		3,064,242
		9,444,422
	Materials — 7.7%
	Chemicals — 4.7%
6,400	Agrium, Inc.	462,144
6,620	Monsanto Co.	739,388
3,140	Mosaic Co.(a)	296,228
7,520	Potash Corp. of Saskatchewan, Inc.	1,082,579
7,670	Syngenta AG, ADR	388,562
		2,968,901
	Construction materials — 0.5%
3,770	Vulcan Materials Co.	298,169
	Metals & mining — 2.5%
4,403	Allegheny Technologies, Inc.	380,419
3,880	Cleveland-Cliffs, Inc.	391,104
5,215	Freeport-McMoRan Copper & Gold, Inc.	534,225
25,880	Lundin Mining Corp.(a)	248,189
		1,553,937
		4,821,007
	Telecommunication services — 2.7%
	Wireless telecommunication services — 2.7%
16,490	American Tower Corp., Class A(a)	702,474
8,880	Crown Castle International Corp.(a)	369,408
2,950	Millicom International Cellular SA(a)	347,923
6,080	NII Holdings, Inc.(a)	293,786
		1,713,591

Shares		Value
	Utilities — 2.0%
	Electric utilities — 0.9%
11,020	PPL Corp.	$574,032
	Gas utilities — 0.6%
6,800	Questar Corp.	367,880
	Independent power producers & energy traders — 0.5%
2,770	Constellation Energy Group, Inc.	284,008
		1,225,920
	Total common stocks (Cost of $49,190,433)	60,359,312

Par
	Short-term obligation — 2.9%
$1,797,000	Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/07, due 01/02/08 at 2.960%, collateralized by a U.S. Government Agency Obligation maturing 08/13/14, market value $1,836,219 (repurchase proceeds $1,797,296)		1,797,000
	Total short-term obligation (Cost of $1,797,000)		1,797,000
	Total investments (Cost of $50,987,433)(b)	99.3%	62,156,312
	Other assets & liabilities, net	0.7%	437,593
	Net assets	100.0%	$62,593,905

Notes to Investment Portfolio:

(a)Non-income producing security.

(b)Cost for federal income tax purposes is $51,217,026.

For the year ended December 31, 2007, transactions in written options were as follows:

	Number of contracts	Premium received
Options outstanding at December 31, 2006	–	–
Options written	21	$4,224
Options terminated in closing purchase transactions	–	–
Options exercised	(21)	(4,224)
Options expired	–	–
Options outstanding at December 31, 2007	–	$–

See Accompanying Notes to Financial Statements.
6

Columbia Funds

Columbia Mid Cap Growth Fund, Variable Series

Investment portfolio (continued)  December 31, 2007

At December 31, 2007, the Fund held investments in the following sectors:

Sector (unaudited)	% of net assets
Industrials	17.0
Health care	15.2
Information technology	15.1
Energy	14.8
Consumer discretionary	12.4
Materials	7.7
Financials	5.6
Consumer staples	3.9
Telecommunication services	2.7
Utilities	2.0
96.4
Short-term obligation	2.9
Other assets & liabilities, net	0.7
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.
7

Columbia Mid Cap Growth Fund, Variable Series

Statement of assets and liabilities  December 31, 2007

Assets
Investments, at cost	$50,987,433
Investments, at value	62,156,312
Cash	779
Receivable for:
Investments sold	1,146,772
Interest	147
Dividends	27,112
Expense reimbursement due from Investment Advisor	14,275
Total assets	63,345,397
Liabilities
Payable for:
Investments purchased	503,148
Fund shares repurchased	104,645
Investment advisory fee	34,591
Administration fee	10,641
Transfer agent fee	62
Pricing and bookkeeping fees	2,950
Trustees' fees	45,516
Audit fee	33,170
Custody fee	4,163
Distribution fees	2
Chief compliance officer expenses	305
Other liabilities	12,299
Total liabilities	751,492
Net assets	$62,593,905
Net assets consist of
Paid-in capital	$45,286,662
Undistributed net investment income	—
Accumulated net realized gain	6,138,364
Net unrealized appreciation on investments	11,168,879
Net assets	$62,593,905
Class A:
Net assets	$62,581,082
Shares outstanding	7,198,349
Net asset value per share	$8.69
Class B:
Net assets	$12,823
Shares outstanding	1,478
Net asset value per share	$8.67	(a)

(a)  Net asset value per share rounds to $8.67 due to fractional shares outstanding.

See Accompanying Notes to Financial Statements.
8

Columbia Mid Cap Growth Fund, Variable Series

Statement of operations  For the year ended December 31, 2007

Investment income
Dividends	$482,633
Interest	50,317
Foreign taxes withheld	(4,295)
Total investment income	528,655
Expenses
Investment advisory fee	420,111
Administration fee	134,352
Distribution fees – Class B	30
Transfer agent fee	68
Pricing and bookkeeping fees	19,764
Trustees' fees	23,375
Custody fee	21,365
Audit fee	41,525
Reports to shareholders	46,401
Chief compliance officer expenses	585
Other expenses	29,476
Total expenses	737,052
Fees and expenses waived or reimbursed by Investment Advisor	(89,607)
Custody earnings credit	(235)
Net expenses	647,210
Net investment loss	(118,555)
Net realized and unrealized gain (loss) on investments and foreign currency
Net realized gain (loss) on:
Investments	6,360,669
Foreign currency transactions	(15,768)
Net realized gain	6,344,901
Net change in unrealized appreciation on:
Investments	5,529,779
Foreign currency translations	1
Net change in unrealized appreciation	5,529,780
Net gain	11,874,681
Net increase resulting from operations	$11,756,126

See Accompanying Notes to Financial Statements.
9

Columbia Mid Cap Growth Fund, Variable Series

Statement of changes in net assets

Increase (decrease) in net assets	Year ended December 31, 2007	Year ended December 31, 2006(a)
Operations
Net investment income (loss)	$(118,555)	$68,313
Net realized gain on investments and foreign currency transactions	6,344,901	12,227,885
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	5,529,780	(1,705,922)
Net increase resulting from operations	11,756,126	10,590,276
Distributions to shareholders
From net investment income – Class A	(71,549)	—
From net realized gains:
Class A	(12,156,252)	(3,051,847)
Class B	(2,262)	—
Total distributions to shareholders	(12,230,063)	(3,051,847)
Share transactions
Class A:
Subscriptions	1,077,107	1,079,094
Distributions reinvested	12,227,801	3,051,847
Redemptions	(14,438,684)	(11,435,997)
Net decrease	(1,133,776)	(7,305,056)
Class B:
Subscriptions	—	10,000
Distributions reinvested	2,262	—
Net increase	2,262	10,000
Net decrease from share transactions	(1,131,514)	(7,295,056)
Total increase (decrease) in net assets	(1,605,451)	243,373
Net assets
Beginning of period	64,199,356	63,955,983
End of period	62,593,905	64,199,356
Undistributed net investment income at end of period	$—	$65,086
Changes in shares
Class A:
Subscriptions	119,928	125,734
Distributions reinvested	1,445,367	374,001
Redemptions	(1,614,931)	(1,325,262)
Net decrease	(49,636)	(825,527)
Class B:
Subscriptions	—	1,211
Distributions reinvested	267	—
Net increase	267	1,211

(a)  Class B shares commenced operations on October 2, 2006.

See Accompanying Notes to Financial Statements.
10

Columbia Mid Cap Growth Fund, Variable Series

Financial highlights

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31, 2007	Period Ended December 31, 2006(a)(b)
Class B
Net Asset Value, Beginning of Period	$8.85	$8.24
Income from Investment Operations:
Net investment income (loss)(c)	(0.04)	0.01
Net realized and unrealized gain on investments and foreign currency	1.73	0.60
Total from Investment Operations	1.69	0.61
Less Distributions to Shareholders:
From net realized gains	(1.87)	—
Net Asset Value, End of Period	$8.67	$8.85
Total return(d)(e)	19.63%	7.40	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses(g)	1.25%	1.25	%(h)
Waiver/Reimbursement	0.14%	0.04	%(h)
Net investment income (loss)(g)	(0.46)%	0.52	%(h)
Portfolio turnover rate	157%	176	%(f)
Net assets, end of period (000's)	$13	$11

(a)  On May 1, 2006, Nations Marsico MidCap Growth Portfolio was renamed Columbia Marsico Mid Cap Growth Fund, Variable Series and effective October 2, 2006, Columbia Marsico Mid Cap Growth Fund, Variable Series was renamed Columbia Mid Cap Growth Fund, Variable Series.

(b)  Class B shares commenced operations on October 2, 2006.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized

(g)  The benefits derived from custody credits had an impact of less than 0.01%, except for the period ended December 31, 2006 which had an impact of 0.13%.

(h)  Annualized.

See Accompanying Notes to Financial Statements.
11

Columbia Mid Cap Growth Fund, Variable Series

Notes to financial statements  December 31, 2007

Note 1.  Organization

Columbia Mid Cap Growth Fund, Variable Series (the "Fund") is a series of Columbia Funds Variable Insurance Trust I (the "Trust"). The Trust, registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, was organized as a Delaware statutory trust on November 24, 1997.

Investment Objective: The Fund seeks long-term capital growth by investing primarily in equity securities.

Fund Shares: The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. The Fund is an underlying investment vehicle for certain variable annuity contracts and variable life insurance policies issued by life insurance companies.

Note 2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation: Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and ask price.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions: Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

12

Columbia Mid Cap Growth Fund, Variable Series

Notes to financial statements (continued)  December 31, 2007

Repurchase Agreements: The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Options: The Fund may write call and put options on a security it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a separate account.

Foreign Currency Transactions: The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Income Recognition: Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments and/or realized gains, as applicable. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Determination of Class Net Asset Values: All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status: The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income or excise taxes.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Dividends and Distributions to Shareholders: Distributions to shareholders are recorded on the ex-date. Dividends from net investment income, if any, are distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the record date of the distribution.

13

Columbia Mid Cap Growth Fund, Variable Series

Notes to financial statements (continued)  December 31, 2007

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses and distribution reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$125,018	$(125,019)	$1

Net investment loss and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

	December 31, 2007	December 31, 2006
Distributions paid from:
Ordinary Income*	$6,367,770	$2,137,371
Long-Term Capital Gains	5,862,293	914,476

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$3,883,650	$2,484,307	$10,939,286

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2007, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$12,264,798
Unrealized depreciation	(1,325,512)
Net unrealized appreciation	$10,939,286

The Fund adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 ("FIN 48") effective June 29, 2007. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than

14

Columbia Mid Cap Growth Fund, Variable Series

Notes to financial statements (continued)  December 31, 2007 fifty percent likely of being realized upon ultimate settlement. FIN 48 must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to net assets. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4.  Fees and Compensation Paid to Affiliates

Investment Advisory Fee: Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides the Fund with investment advisory services. Columbia receives an investment advisory fee, calculated daily and payable monthly, at the annual rate of 0.65% of the Fund's average daily net assets.

Administration Fee: Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.23% of the Fund's average daily net assets less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below.

Pricing and Bookkeeping Fees: The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus a monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for direct internal costs related to accounting oversight and for services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002 ("direct internal costs") and out-of-pocket expenses. Effective January 1, 2008, the Fund no longer reimburses Columbia for the direct internal costs.

For the year ended December 31, 2007, the amount charged to the Fund by affiliates included on the Statement of Operations under "Pricing and bookkeeping fees" aggregated to $14,303, of which $1,547 is unpaid.

Transfer Agent Fee: Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Effective January 1, 2008, the annual rate increases to $17.34 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

15

Columbia Mid Cap Growth Fund, Variable Series

Notes to financial statements (continued)  December 31, 2007

Underwriting Discounts and Distribution Fee: Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, serves as distributor of the Fund's shares. The Trust has adopted a distribution plan (the "Distribution Plan") with respect to the Class B shares of the Fund, pursuant to Rule 12b-1 under the 1940 Act. Payments under the Distribution Plan are calculated daily and paid monthly at a maximum annual rate of 0.25% of the average daily net assets of the Class B shares.

Fees Paid to Officers and Trustees: All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, another portfolio of the Trust. The expense for the deferred compensation plan is included in "Trustees' fees" in the Statement of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" in the Statement of Assets and Liabilities.

Custody Credits: The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Expense Limits and Fee Waivers: Columbia has contractually agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual Fund operating expenses (exclusive of distribution and shareholder servicing fees and interest) do not exceed 1.00% annually through April 30, 2008. There is no guarantee that these waivers and/or limitations will continue after April 30, 2008.

Note 5.  Portfolio Information

For the year ended December 31, 2007, the aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government agency obligations and short-term investments, were $99,814,211 and $115,041,997, respectively.

Note 6.  Shares of Beneficial Interest

As of December 31, 2007, the Fund had two shareholders that collectively held 95.0% of the Fund's shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 7.  Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. The committed line of credit charges an annual operations agency fee of $40,000. The uncommitted line of credit may charge an annual administration fee of $15,000. State Street waived the administration fee for the annual extension of the facility on

16

Columbia Mid Cap Growth Fund, Variable Series

Notes to financial statements (continued)  December 31, 2007

September 17, 2007. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets and are included in "Other expenses" in the Statement of Operations.

For the year ended December 31, 2007, the Fund did not borrow under these arrangements.

Note 8.  Disclosure of Significant Risks and Contingencies

Foreign Securities: There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Legal Proceedings: On February 9, 2005, Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC ("BACAP Distributors," now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order") on matters relating to mutual fund trading. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. (now merged into Columbia Management Advisors, LLC) and Columbia Funds Distributors, Inc. (now merged into Columbia Management Distributors, Inc.), the investment advisor to and distributor of the funds then known as the Columbia Funds, respectively, to reduce the management fees of Columbia Funds, including the Nations Funds that are now known as Columbia Funds, and other mutual funds, collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Boards of the Nations Funds now known as Columbia Funds have an independent Chairman, are comprised of at least 75% independent trustees and have engaged an independent consultant with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for seventeen of the Nations Funds that are now known as Columbia Funds and their shareholders, will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against

17

Columbia Mid Cap Growth Fund, Variable Series

Notes to financial statements (continued)  December 31, 2007

BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action — Mehta v AIG SunAmerica Life Assurance Company — involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc. and now known as Columbia Management Advisors, LLC) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal has been appealed to the United States Court of Appeals for the Fourth Circuit.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust's motion to dismiss this action on December 16, 2005. No appeal was filed. On December 28, 2005, the same plaintiff's attorneys filed another putative class action asserting the same claims (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. The Court granted Columbia Funds Series Trust's motion to dismiss this action on December 27, 2006. The plaintiffs have appealed the decision dismissing this action to the United States Court of Appeals for the Eighth Circuit. That appeal is pending. On February 22, 2006, another putative class action asserting the same claims (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. The plaintiffs voluntarily dismissed this case against Columbia Funds Series Trust and William Carmichael on October 25, 2006. Bank of America, N.A. and Bank of America Corporation are still defendants in the case, pending a ruling on their motion to dismiss.

18

Columbia Funds

Report of Independent Registered Public Accounting Firm

To the Class B Shareholders of Columbia Mid Cap Growth Fund, Variable Series and Trustees of Columbia Funds Variable Insurance Trust I

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Columbia Mid Cap Growth Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust I) at December 31, 2007, the results of its operations, the changes in its net assets and the Class B financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 22, 2008

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Columbia Funds

Federal Income Tax Information (Unaudited)

For the fiscal year ended December 31, 2007, the amount of long-term capital gains designated by Columbia Funds Variable Insurance Trust I was as follows:

Columbia Mid Cap Growth Fund, Variable Series	$2,494,564

6.08% of the ordinary dividend income distributed by the Fund for the year ended December 31, 2007 qualifies for the corporate dividend received deduction.

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Columbia Funds

Fund governance trustees

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, address and age, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee/director, Other directorships held

INDEPENDENT TRUSTEES

Edward J. Boudreau (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director, E.J. Boudreau & Associates (consulting), from 2000 through current. Oversees 69. None.

William P. Carmichael (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired. Oversees 69. Director — Cobra Electronics Corporation (electronic equipment manufacturer); Spectrum Brands, Inc. (consumer products); Simmons Company (bedding); and The Finish Line (sportswear)

William A. Hawkins (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President, Retail Banking-IndyMac Bancorp, Inc., from September 1999 to August 2003; retired. Oversees 69. None.

R. Glenn Hilliard (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), from April 2003 through current, Chairman and Chief Executive Officer, ING Americas, from 1999 to April 2003; Non-Executive Director and Chairman — Conseco, Inc. (insurance), from September 2004 through current. Oversees 69. Director — Conseco, Inc. (insurance) and Alea Group Holdings (Bermuda), Ltd. (insurance)

John J. Nagorniak (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	President and Director — Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director — Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman — Franklin Portfolio Associates (investing — Mellon affiliate), 1982 through 2007; retired. Oversees 69. Trustee and Chairman — Research Foundation of CFA Institute; Director — MIT Investment Company; Trustee — MIT 401k Plan.

Anthony M. Santomero (Born 1946) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	President and Chief Executive Officer — Federal Reserve Bank of Philadelphia, 2000 through April 2006; Senior Advisor — McKinsey & Company (consulting), July 2006 through December 2007; Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, through current. Oversees 69. None.

Minor M. Shaw (Born 1947) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President — Micco Corporation and Mickel Investment Group. Oversees 69. Board Member — Piedmont Natural Gas.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

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Columbia Funds

Fund governance trustees (continued)

Name, address and age, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years

OFFICERS

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	President — Columbia Funds, since October 2004; Managing Director — Columbia Management Advisors, LLC, since September 2004; Senior Vice President — Columbia Management Distributors, Inc., since January 2005; Director — Columbia Management Services, Inc., since January 2005; Director — Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director — FIM Funding, Inc., since January 2005; President and Chief Executive Officer — CDC IXIS AM Services, Inc. (asset management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer — Columbia Funds, since October 2003; Treasurer — the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 — December 2006; Vice President — Columbia Management Advisors, Inc., since April 2003; President — Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer — Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 — Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director of the Adviser and Bank of America Investment Product Group Compliance since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management from August 2004 to May 2005; Managing Director, Deutsche Asset Management prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration since January 2006; Managing Director of Columbia Management of the Adviser from September 2004 to December 2005; Vice President of Fund Administration from June 2002 to September 2004. Vice President of Product Strategy and Development prior to September 2004.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July 2000 to April 2003.

Marybeth C. Pilat(Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2007)	Vice President, Mutual Fund Valuation of the Advisor since January 2006; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October 2004; Vice President-Trustee Reporting from April 2002 to October 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October 2002.

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Columbia Mid Cap Growth Fund, Variable Series

Board Consideration and Re-Approval of Investment Advisory Agreement

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees of Columbia Funds Variable Insurance Trust I (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, the investment advisory agreement with Columbia Management Advisors, LLC ("CMA") for Columbia Mid Cap Growth Fund, Variable Series. The investment advisory agreement with CMA is referred to as the "Advisory Agreement." The Fund identified above is referred to as the "Fund."

More specifically, at meetings held on October 15-17, 2007, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the re-approval of the Advisory Agreement. The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). During the fee review process, the Consultant's role was to manage the review process to ensure that fees are negotiated in a manner that is at arms' length and reasonable. The Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Consultant's report is available at http://www.columbiafunds.com.

In preparation for the October meetings, the Board met in August and again in September for review and discussion of the materials described below. The Board's review and conclusions are based on comprehensive consideration of all information presented to it and not the result of any single controlling factor.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by CMA under the Advisory Agreement. The Board also received and considered general information regarding the types of services investment advisers provide to other funds, who, like the Fund, are provided administration services under a separate contract. The most recent investment adviser registration forms ("Forms ADV") for CMA was made available to the Board, as were CMA's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA.

In addition, the Board considered the investment and legal compliance programs of the Fund and CMA, including their compliance policies and procedures and reports of the Fund's Chief Compliance Officer.

The Board evaluated the ability of CMA, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA's compensation program for its personnel involved in the management of the Fund. The Board also considered CMA's investment in further developing its research and trading departments.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by CMA.

Fund Performance and Expenses

The Board considered the one-year, three-year, five-year and ten-year performance results for the Fund, as relevant. It also considered these results in comparison to the performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to the Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to the Fund's benchmark index. Lipper is an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to

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select the mutual funds in the Fund's Peer Group and Universe and considered potential imprecision resulting from the selection methodology.

The Board received and considered statistical information regarding the Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for the Fund's Peer Group and Universe, which comparative data was provided by Lipper. Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from the composition for performance to provide a more accurate basis of comparison. The Board also considered information in the Lipper data that ranked the Fund based on: (i) the Fund's one-year performance compared to actual management fees; (ii) the Fund's one-year performance compared to total expenses; (iii) the Fund's three-year performance compared to actual management fees; and (iv) the Fund's three-year performance compared to total expenses.

Investment Advisory Fee Rate

The Board reviewed and considered the proposed contractual investment advisory fee rate together with the administration fee rate payable by the Fund to CMA for investment advisory services (the "Contractual Management Rate"). In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rate and considered the Contractual Management Rate after taking the waivers/caps into account (the "Actual Management Rate"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to the NYAG Settlement. The Board also noted reductions in Actual Management Rates and/or total expenses of certain funds across the fund complex. Additionally, the Board received and afforded specific attention to information comparing the Contractual Management Rate and Actual Management Rate with those of the other funds in the Peer Group.

The Board concluded that the factors noted above supported the Contractual Management Rate and the Actual Management Rate, and the approval of the Advisory Agreement for the Fund.

Profitability

The Board received and considered a detailed profitability analysis of CMA based on the Contractual Management Rate and the Actual Management Rate, as well as on other relationships between the Funds on the one hand and CMA affiliates on the other. The analysis included complex-wide and Fund information and a comparison of results using alternative allocation methodologies. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits that CMA and its affiliates received from providing these services to the Fund were not unreasonable.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Most particularly, CMA provided information showing that, as a percentage of fund assets, CMA's complex-wide revenues, expenses and profits declined over a two-year period during which fund assets increased by 21%. The Board concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

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Information About Services to Other Clients

The Board also received and considered information about the nature and extent of services and fee rates offered by CMA to other clients, including separate accounts and institutional investors. In this regard, the Board concluded that, where the Contractual Management Rate and Actual Management Rate were appreciably above the range of the fee rates offered to other CMA clients, based on information provided by CMA, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Fund.

Other Benefits to CMA

The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates as a result of their relationship with the Fund. Such benefits could include, among others, benefits attributable to CMA's relationships with the Fund (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

The Board considered the effectiveness of the policies of the Fund in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's methods for allocating portfolio investment opportunities among the Fund and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review

As discussed above, the Board reviews materials received from CMA annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Fund receives throughout the year. In this regard, the Board reviews reports of CMA at each of its quarterly meetings, which includes, among other things, a portfolio review and Fund performance reports. In addition, the Board confers with the portfolio managers of the Fund at various times throughout the year.

Conclusion

After considering the above-described factors, based on its deliberations and its evaluation of the information provided, the Board concluded that the compensation payable to CMA under the Advisory Agreement was fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreement.

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Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE
CONSULTANT TO THE COLUMBIA NATIONS FUNDS

Prepared pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State,
Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc
October 19, 2007

I. OVERVIEW

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CFD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared the third annual written evaluation of the fee negotiation process. Last year's report (the "2006 Report") was completed by my immediate predecessor IFC, John Rea, who has provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

1  CMA and CFD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the "Funds."

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C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years and finally reviews the status of recommendations made in the 2006 Report.

II. SUMMARY OF FINDINGS

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2007 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years, especially money market Fund performance when ranked in iMoneyNet universes. In each of the 1-year and 3-year periods, 62% of Nations Funds, including 11 of 12 money market Funds, ranked in the top two performance quintiles. The three- and five-year performance rankings of the subadvised Funds are relatively strong, although the 1-year records of most Funds subadvised by Marsico Capital Management ("Marsico" or "MCM") are well below their peers.

4.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

5.  The Nations equity Funds' overall performance adjusted for risk was strong. The performance of 16 of the 18 equity Funds included in the risk analysis bettered the median in 3-year performance adjusted and unadjusted for risk. No pattern was detected for fixed-income Funds.

6.  The industry-standard procedure used by third parties such as Lipper and Morningstar to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1-fee or A share classes of the Funds are compared to the performance universe that includes all share classes of competitive multi-class funds. Therefore, the procedure ranks shares with zero or 25 basis point 12b-1 fees against classes of competitive funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of competitive funds with comparable 12b-1 fees lowers the relative performance for the Funds examined but does not call into question the general finding that the Nations Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers, with the exception of subadvised funds. Only 17% of the Funds ranked in the two most expensive quintiles for total expenses and 32% in those quintiles for actual management fees.

8.  Generally, the Nations equity Funds with the highest relative fees and expenses are subadvised. These Funds account for 70% of the fourth and fifth quintile rankings for the actual management fee and total expense measures combined. The vast majority of the subadvised equity Funds were in the bottom two quintiles.

9.  Most of the subadvised Funds have management fees that are 11 to 20 basis points higher than those of non-subadvised Columbia Funds with comparable investment styles.

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D. Trustees' Fee and Performance Evaluation Process

10.  The Trustees' evaluation process identified 14 Funds in 2007 for further review based upon their relative performance or expenses or a combination of the two. CMG and Marsico provided further information about those Funds to assist the Trustees in their evaluation. The Trustees, of course, may choose to seek additional information about Nations Funds that do not meet the criteria for further review.

E. Possible Economies of Scale

11.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG did not, however, identify specific sources of economies of scale nor provide estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

12.  An examination of the management fee schedules of a selected number of the Nations Funds suggests that, as a general matter, the breakpoint schedules of these Funds are not out of line with those of competitors.

13.  An analysis of management and administration expenses incurred by CMA in managing the Nations money market Funds finds that the ratio of these expenses to assets levels off above $5 billion. This finding suggests that CMA's proposed restructuring of the money market Funds' management fee schedule is consistent with this relationship between expenses and assets.

F. Management Fees Charged to Institutional Clients

14.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds than for institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

15.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs for purposes of calculating Fund profitability, both direct and indirect, is thoughtful and detailed. CMG also provided profitability data assuming that costs were allocated by assets, demonstrating that the choice of allocation method can have a substantial effect on fund profitability. However, notwithstanding the limitations of any effort to allocate costs to a particular fund, we believe that the ABC method represented a better approximation of CMG's costs of providing services to the Funds than did asset-based allocation.

16.  The materials that set out CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate CMG's expenses and profitability for each Fund.

17.  In 2006, CMG's complex-wide pre-tax margins on the Nations Funds were above the industry median before distribution and below the median when distribution revenues and expenses were included, based on limited data available about publicly-held mutual fund managers. However, as is to be expected in a complex comprising 63 Funds, some Nations Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Nations Funds operate at a loss. There appeared to be some relationship between fund size and profitability, with smaller Funds generally operating at a loss. In particular, the money market Funds as a group had generally higher management-only profit margins than other Nations Funds.

18.  For the Nations Funds subadvised by Marsico, CMG treats the subadvisory fee paid to Marsico as an expense. To reflect Marsico's status as an affiliated company, CMG has provided alternative profitability estimates based on its understanding with Marsico that 35 percent of the subadvisory fee represents Marsico's costs in providing these services. This adjustment thus increases the reported profitability of the Marsico-advised Funds. However, the pending sale of Marsico to its management team would make this treatment not applicable in future years, because Marsico's profits would no longer be retained by a CMG affiliate.

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19.  CMG shares a fixed percentage of its management fee revenues with an affiliate, the Private Bank of Bank of America ("PB" or "Private Bank"), to compensate the PB for services it performs with respect to Nations Fund assets held for the benefit of PB customers. In 2006, these payments totaled $75.5 million. Based on our analysis of the services provided by the PB, we believe all such payments should be regarded as a distribution expense, except for any portion attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

III. RECOMMENDATIONS

1.  Risk-adjusted performance. CMG should provide the Trustees with quantitative information about the risk of each Fund in a format that allows the risk and return of each Fund to be evaluated simultaneously. As part of that effort CMG should develop reliable risk metrics for money market Funds, balanced Funds, and Funds of Funds. CMG should also explain why it believes gross return is a better metric for fixed-income Funds than the net returns used in standard performance reporting.

2.  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style, and each complex (of which Nations is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

3.  Economies of scale. CMG should provide the Trustees with an analysis of potential economies of scale that considers the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase. CMG may consider using the framework suggested for the analysis or any other suitable framework that addresses the relevant concerns.

4.  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include risk and profitability metrics and should feel free to request additional information and explanation from CMG with respect to any Nations Fund whether or not it qualifies as a "Review Fund."

5.  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Funds (which would differ each year) should be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Nations Fund each year would not be an efficient use of Trustee and CMG resources.

6.  Ensuring consistent methodology used by Lipper, Morningstar, and iMoneyNet to construct performance and expense universes and groups. CMG should work with Lipper, Morningstar, and iMoneyNet to make sure that the all three data vendors apply similar techniques and standards in constructing performance and expense universes and in collecting data, if possible. If not, CMG should clearly explain to the Trustees the differences in methodology and the effect such differences may have on rankings. In addition, CMG should ensure that it applies the same ranking methodology to all Funds, including those for which Morningstar and iMoneyNet provide the underlying data.

7.  Uniformity of universes across reporting periods. CMA, based on consultations with its CIOs, has substituted vendors for purposes of universe construction, e.g. Morningstar for Lipper for certain equity Funds and iMoneyNet for Lipper for money market Funds. However, the new universes are not used for all performance periods and have not been used to recalculate last year's performance and expense figures. Therefore, it is difficult to draw useful conclusions from changes in rankings from last year to this year, or from short-term to longer-term performance periods. CMA, when it changes universes, should use both the new and the former universe in the switch-over year so that the Trustees can obtain useful information about performance and expense trends.

8.  Filtering all universes. The Lipper volumes presented to the Trustees, consistent with industry practice, compare the performance of an equity or fixed-income Fund to all other funds and all of their share classes in the Fund's performance universe. This means that the performance of a Columbia Fund A share (with a 25 basis point 12b-1 fee) or a share with no 12b-1 fee is compared to

29

many classes of competitive funds with higher distribution fees, such as deferred-sales-charge B shares and level-load C shares. Including shares classes with higher fees than the Columbia Fund share class. This improves the Nations Fund's performance relative to its peers. The difference can be meaningful. Therefore, we recommend that, in addition to the standard Lipper universe presentation, Funds in the third and fourth quintile should be ranked in a universe limited to the one share class per competitive fund whose distribution pricing most closely matches the relevant Fund. The construction of the restricted universes for equity and fixed-income funds is similar to the method used by iMoneyNet in forming performance universes for Nations money market Funds. Further, with respect to money market Funds, we suggest that they be ranked using a class that charges a distribution or service fee close to the average levied on fund assets in a universe of fund classes with comparable fees.

9.  Management fee disparities. Several disparities exist between management fees of Nations and Atlantic Funds with comparable investment strategies. To enable Trustees to identify such disparities, CMG should provide the Trustees with a table that compares management fees of Nations Funds with those of comparable Atlantic and Acorn Funds and an explanation of any significant differences. In addition, whenever CMG proposes a management fee change or expense cap for funds outside the Nations group that are comparable to Nations Funds, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to consider the applicability of the proposed change to the Nations Funds.

10.  Reduction of volume of documents submitted. As the Trustees have noted, the tendency in the fee evaluation process is for the volume of materials prepared for their consideration to increase each year as the participants in the process suggest additional data or presentations of data. However, some of the data may no longer be useful, or its usefulness may be outweighed by the burden of reviewing it. For example, we do not believe that offering two variations of cost allocation by assets is useful. We also question whether profitability data needs to be divided by distribution channel, e.g. retail vs. variable annuity. We also note that some material, especially related to complex-wide profitability, appears multiple times in the 15(c) materials. Finally, for the money market Funds, CMG should provide relative performance and expense data based on the universe that it and the Trustees consider to be most useful, rather than the current practice of providing such data for both Lipper and iMoneyNet universes.

IV. STATUS OF 2006 RECOMMENDATIONS

The 2006 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and their results.

1.  Recommendation: Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

Status: Grids providing both performance and risk rankings for equity and fixed-income funds were prepared by CMG as part of the 2007 15(c) process.

2.  Recommendation: Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

Status: At our request, CMG prepared universes limited to one class of shares per competitive fund for selected funds.

3.  Recommendation: Trustees may wish to review the level of management fees on the subadvised funds to ensure that the conditions and circumstances that warranted the premiums in the past continue to hold. If the review is undertaken, Trustees may wish to discuss with CMG the subadvisory fee paid to MCM inasmuch as CMA is MCM's largest subadvisory client and appears to be charged higher subadvisory fees than those of MCM's other large clients.

Status: The Trustees of the Nations Funds undertook such a review and negotiated breakpoints in the sub-advisory fees payable to MCM to take effect upon the sale of MCM to its management team.

4.  Recommendation: Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis

30

may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

Status: CMG questions the usefulness of such an exercise due to the many variables that can have an effect on costs and revenues as assets increase. We continue to believe that such an exercise would be helpful to the Trustees.

5.  Recommendation: If the study of economies of scale is undertaken, the Trustees may wish to use it to explore alternatives to the flat management fee currently in place for the money market Funds and the Retirement Portfolios.

Status: CMG has presented a proposal for a group-wide advisory fee incorporating breakpoints for the money-market Funds, which was approved by the Trustees.

6.  Recommendation: Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

Status: CMG dated many of the institutional accounts but was not able to determine the date of establishment for all accounts. CMG also provided data on other types of institutional accounts.

7.  Recommendation: Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

Status: We continue to believe that such a statement would help the Trustees understand CMG's business better and place the fund-by-fund profitability reports in context.

8.  Recommendation: Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

Status: CMG provided various summary statements of operations.

9.  Recommendation: Trustees may wish to consider the treatment of the revenue sharing with PB in their review of CMG's profitability.

Status: CMG provided a substantial amount of information reflecting adjustment for Private Bank expenses. We believe that all Private Bank expenses should be backed out of management-only profitability analyses, no Private Bank expenses should be backed out of all-in profitability analyses and only those PB revenue sharing payments not attributable to sub-transfer agency or sub-accounting services should be backed out of ex-distribution profitability analyses.

Respectfully submitted,
Steven E. Asher

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32

©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

SHC-42/138990-1207 (02/08) 08-51253

Columbia High Yield Fund,
Variable Series

Columbia Funds Variable Insurance Trust I

Class A

2007 Annual Report

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities and a copy of the Fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-321-7854. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available on the SEC's website. Information regarding how the Fund voted proxies relating to portfolio securities is also available from the Fund's website.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of the Funds of Columbia Funds Variable Insurance Trust I. Columbia Management Advisors, LLC ("CMA") is an SEC-registered investment advisor and indirect, wholly owned subsidiary of Bank of America Corporation and is part of Columbia Management. MacKay Shields, LLC is an SEC-registered, unaffiliated investment advisers.

Fund shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

The views expressed in the Portfolio Manager's Discussion reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Columbia Management Distributors, Inc. and Columbia Management Advisors, LLC are the distributor and investment adviser, respectively, to Columbia Funds. They and other affiliates of Bank of America provide services to Columbia Funds and receive fees for such services.

Investors should carefully consider the investment objectives, risks, charges and expenses for the Fund before investing. Contact your insurance company for a prospectus, which contains this and other important information about the Fund. Read it carefully before you invest.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia High Yield
Fund, Variable Series

Portfolio management

Columbia High Yield Fund, Variable Series seeks maximum income by investing in a diversified portfolio of high yield debt securities.

High Yield Portfolio Management Team, J. Matthew Philo, Lead Portfolio Manager MacKay Shields LLC

Performance

Growth of a $10,000 investment

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The returns for the index and the fund include reinvested dividends and capital gains. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

Average annual total returns as of 12/31/07

	1 Year	5 Year	Since Inception*
Columbia High Yield Fund, VS – A	1.84%	11.09%	7.94%
Credit Suisse High Yield Index	2.65%	10.97%	7.78%

*Class A shares inception date is July 7, 2000.

Credit Suisse High Yield Index since inception returns as of June 30, 2000

Performance results reflect any fee waivers or reimbursement of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Annual operating expense ratio*

Class A	0.87%

Annual operating expense ratio

after contractual waivers*

Class A	0.60%

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report. The contractual waiver expires 04/30/08. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower. For current month-end performance information, please contact your insurance company.

In a year that was challenging for the high-yield market overall, the fund underperformed its benchmark, the Credit Suisse High Yield Index1, and the average return of its peer group, the Lipper High Current Yield Variable Underlying Funds Classification2. An overweight in airlines and financials, both of which had weak results for the year, and an underweight in the strongly performing metals and mining sector hampered returns. However, a generally conservative positioning led us to overweight utilities and health care, which did well as investors retreated from risky sectors. In addition, the fund's energy and utilities positions produced some top performing issues.

Airlines and financials disappointed

Aerospace had been the market's leading industry in 2006. However, in 2007 the industry faced pressure from rising oil prices and caution on the part of analysts and investors, who expressed concern about the industry's ability to maintain earnings in light of rising costs. As a result, the fund's positions in Delta Air Lines, Inc. and Northwest Airlines Corp. (0.2% and 1.1% of net assets, respectively) were a drag on relative performance. We reduced the fund's position in Delta, but continue to hold both airlines, which have emerged from bankruptcy with improved profits from flight reductions and should benefit from price increases. Also within aerospace, DAE Aviation Holdings, Inc. (0.8% of net assets) was a positive contributor for the year.

Subprime mortgage concerns plagued the financials sector for most of the year. Through its investments in AmeriCredit Corp. and General Motors Acceptance Corp. (0.4% and 1.4% of net assets, respectively), the fund had indirect exposure to companies that made subprime loans. Both positions detracted from performance. Investments in Hub International Holdings, Inc. and Sovereign Real Estate Investment Corp. (0.6% and 0.2% of net assets, respectively) also failed to meet expectations. By contrast, Fairfax Financial Holdings Ltd. and

1The Credit Suisse High Yield Index is designed to mirror the investible universe of the $US-denominated high yield debt market. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Columbia High Yield
Fund, Variable Series (Continued)

its subsidiary Crum & Forster Holdings Corp. (0.1% and 0.7% of net assets) made positive contributions to return.

A conservative strategy benefited performance

Because we believed that the high-yield market reflected fair value and were concerned that investors were paying too much for the riskiest securities, we favored the most conservative areas of the market. As a result, the portfolio was overweight in health care and utilities, two top-performing sectors that benefited return. Within utilities, bankrupt power company Calpine Corp. (2.6% of net assets) gained some ground after a federal judge approved settlements with a group of creditors, which we believe should aid its effort to exit bankruptcy early in 2008. The company has also announced plans to re-list its restructured stock on the New York Stock Exchange after emerging from bankruptcy. Exposure to the energy sector was also positive. El Paso Natural Gas, a subsidiary of El Paso Corporation (0.1% of net assets), was also among the top performing issues for the fund.

Looking ahead

At the end of the fiscal year, the yield difference between Treasurys and high-yield bonds was extremely wide. Historically, this environment has presented attractive buying opportunities. However, we remain cautious in our investment approach as concerns about the economy mount. Nevertheless, we plan to use our disciplined security selection process to potentially take advantage of selected opportunities as they arise.

Past performance is no guarantee of future results.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. Since economic and market conditions change frequently, there can be no assurance that the trends described above will continue or that the forecasts will come to pass.

An investment in the Columbia High Yield Fund, Variable Series may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investing in high yield securities or "junk" bonds offers the potential for higher current income and attractive total return but involves certain risks. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make timely principal and interest payments.

Holdings are disclosed as of December 31, 2007, and are subject to change.

Columbia High Yield
Fund, Variable Series

Shareholder expense example

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges (loads) or redemption fees, where applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

07/01/07 – 12/31/07

Class A	Account value at the beginning of the period	Account value at the end of the period	Expenses paid during the period*
Actual	$1,000.00	$997.68	$3.02
Hypothetical**	$1,000.00	$1,022.18	$3.06

*  Expenses are equal to the annualized expense ratio of 0.60% for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the share class' most recent fiscal half-year and divided by 365. Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

**  Assumed 5% return per year before expenses.

Columbia Funds

Columbia High Yield Fund, Variable Series

Investment portfolio  December 31, 2007

Par		Value
	Corporate fixed-income bonds & notes — 87.3%
	Basic materials — 6.4%
	Chemicals — 1.8%
$210,000	CPG International I, Inc. 10.500% 07/01/13	$198,450
250,000	EquiStar Chemicals LP 7.550% 02/15/26	202,500
720,000	MacDermid, Inc. 9.500% 04/15/17(b)	676,800
205,000	Millennium America, Inc. 7.625% 11/15/26	166,050
	Mosaic Co.
645,000	7.375% 12/01/14(b)	690,150
775,000	7.625% 12/01/16(b)	837,000
390,000	NOVA Chemicals Corp. 7.863% 11/15/13(c)	364,650
910,000	Phibro Animal Health Corp. 10.000% 08/01/13(b)	910,000
670,000	Tronox Worldwide LLC/ Tronox Finance Corp. 9.500% 12/01/12	646,550
		4,692,150
	Forest products & paper — 3.5%
160,000	Abitibi-Consolidated, Inc. 8.850% 08/01/30	109,600
	Bowater, Inc.
1,830,000	9.375% 12/15/21	1,390,800
10,000	9.500% 10/15/12	8,300
	Georgia-Pacific Corp.
1,735,000	7.000% 01/15/15(b)	1,687,287
130,000	7.250% 06/01/28	114,400
155,000	7.375% 12/01/25	136,400
280,000	7.750% 11/15/29	256,200
2,106,000	8.000% 01/15/24	1,958,580
335,000	8.875% 05/15/31	323,275
320,000	Glatfelter 7.125% 05/01/16	315,200
	Norske Skog
145,000	7.375% 03/01/14	109,475
705,000	8.625% 06/15/11	585,150
1,873,000	Smurfit Capital Funding PLC 7.500% 11/20/25	1,769,985
		8,764,652
	Iron/steel — 0.4%
300,000	Allegheny Ludlum Corp. 6.950% 12/15/25	307,500
690,000	Allegheny Technologies, Inc. 8.375% 12/15/11	734,850
113,000	UCAR Finance, Inc. 10.250% 02/15/12	116,531
		1,158,881
	Metals & mining — 0.7%
	Freeport-McMoRan Copper & Gold, Inc.
465,000	8.250% 04/01/15	492,900
1,125,000	8.375% 04/01/17	1,206,563
		1,699,463
		16,315,146

Par(a)			Value
		Communications — 14.5%
		Media — 7.1%
	$926,648	CanWest Media, Inc. 8.000% 09/15/12	$874,524
	1,050,000	CanWest MediaWorks LP 9.250% 08/01/15(b)	1,027,688
	805,000	Cenveo Bridge Loan 9.845% 08/30/15(c)(d)	805,000
	325,000	Houghton Mifflin Co. 7.200% 03/15/11	320,938
		ION Media Networks, Inc.
	505,000	8.493% 01/15/12(b)(c)	491,744
	2,320,000	11.493% 01/15/13(b)(c)	2,282,300
	3,325,000	Lamar Media Corp. 7.250% 01/01/13	3,325,000
	755,000	LBI Media, Inc. 8.500% 08/01/17(b)	727,631
	110,000	Medianews Group, Inc. 6.875% 10/01/13	68,750
	1,480,000	Morris Publishing Group LLC 7.000% 08/01/13	1,074,850
		Nielsen Finance LLC
	1,141,828	7.146% 08/04/13(c)(d)	1,081,089
	701,614	7.110% 08/04/13(c)(d)	664,292
	2,160,000	Quebecor Media, Inc. 7.750% 03/15/16	2,073,600
	650,000	R.H. Donnelley Corp. 8.875% 10/15/17(b)	601,250
CAD	365,000	Shaw Communications, Inc. 7.500% 11/20/13	395,766
	275,000	Sun Media Corp. 7.625% 02/15/13	267,781
		Videotron Ltee
	1,475,000	6.375% 12/15/15	1,384,656
	325,000	6.875% 01/15/14	318,094
	280,000	Ziff Davis Media, Inc. 10.911% 05/01/12(c)(e)	261,800
			18,046,753
		Telecommunication services — 7.4%
	1,231,913	Alltel Communications, Inc. 7.778% 05/18/15(d)	1,185,545
	770,000	Centennial Cellular Operating Co./Centennial Communications Corp. 10.125% 06/15/13	808,500
	103,096	Colo.Com, Inc. 13.875% 03/15/10(b)(f)(g)(h)	—
	945,000	GCI, Inc. 7.250% 02/15/14	856,406
	460,000	Inmarsat Finance II PLC (i) 11/15/12 (10.375% 11/15/08)	446,775
	650,000	Intelsat Subsidiary Holding Co., Ltd. 8.250% 01/15/13	653,250
	81,000	Loral Cyberstar, Inc. 10.000% 07/15/06(f)(g)	—

See Accompanying Notes to Financial Statements.

Columbia Funds

Columbia High Yield Fund, Variable Series

Investment portfolio (continued)  December 31, 2007

Par		Value
	Telecommunication services — (continued)
	Lucent Technologies, Inc.
$180,000	5.500% 11/15/08	$178,425
4,830,000	6.450% 03/15/29	3,990,787
80,000	6.500% 01/15/28	66,100
655,000	Millicom International Cellular SA 10.000% 12/01/13	697,575
1,105,000	Nortel Networks Ltd. 10.750% 07/15/16(b)	1,160,250
	PanAmSat Corp.
385,000	9.000% 08/15/14	386,925
730,000	9.000% 06/15/16	735,475
1,395,000	Qwest Communications International, Inc. 7.250% 02/15/11	1,395,000
	Qwest Corp.
350,000	6.950% 06/30/10(c)(d)	354,083
2,885,000	7.200% 11/10/26	2,719,113
220,000	7.250% 09/15/25	206,800
2,305,000	8.875% 03/15/12	2,466,350
325,000	Windstream Regatta Holdings, Inc. 11.000% 12/01/17(b)	321,750
		18,629,109
		36,675,862
	Consumer cyclical — 13.8%
	Airlines — 1.0%
	DAE Aviation Holdings, Inc.
225,000	7.710% 07/31/09(c)(d)	223,664
75,000	8.080% 07/31/09(c)(d)	74,555
225,094	8.580% 07/31/14(c)(d)	223,758
170,418	8.600% 07/31/14(c)(d)	169,407
198,750	8.710% 07/31/14(c)(d)	197,570
198,750	9.080% 07/31/14(c)(d)	197,570
940,000	11.250% 08/01/15(b)	991,700
	Delta Air Lines, Inc.
215,000	8.250% 12/27/15(j)	9,675
470,000	2.875% 02/06/24(j)	21,150
275,000	2.875% 02/18/49(j)	12,375
280,000	8.000% 06/03/23(j)	12,600
40,000	8.300% 12/15/29(j)	1,900
280,000	9.250% 03/15/49(j)	12,600
1,535,000	9.750% 05/15/49(j)	72,912
285,000	10.000% 08/15/08(j)	12,825
1,705,000	10.125% 05/15/49(j)	80,987
275,000	10.375% 12/15/22(j)	12,375
470,000	10.375% 02/01/49(j)	21,150
	Northwest Airlines, Inc.
500,000	7.625% 11/15/23(j)	18,750
944,300	7.875% 03/15/08(j)	30,690
35,000	8.700% 03/15/49(j)	1,181
405,100	8.875% 06/01/49(j)	13,166
2,035,600	10.000% 02/01/09(j)	66,157
		2,478,717

Par		Value
	Apparel — 0.6%
$650,000	Quiksilver, Inc. 6.875% 04/15/15	$557,375
1,300,000	Unifi, Inc. 11.500% 05/15/14	1,066,000
		1,623,375
	Auto parts & equipment — 1.6%
620,000	Collins & Aikman Products Co. 12.875% 08/15/12(b)(f)(h)	620
	Goodyear Tire & Rubber Co.
130,000	6.375% 03/15/08	130,260
462,000	8.625% 12/01/11	481,635
905,000	11.250% 03/01/11	961,563
	Lear Corp.
540,000	8.500% 12/01/13	502,200
515,000	8.750% 12/01/16	468,650
	Tenneco Automotive, Inc.
1,505,000	8.625% 11/15/14	1,478,662
62,000	10.250% 07/15/13	66,030
		4,089,620
	Distribution/wholesale — 0.5%
1,380,000	Varietal Distribution Merger Sub, Inc. PIK, 10.250% 07/15/15(b)	1,314,450
	Entertainment — 0.8%
515,000	Isle of Capri Casinos, Inc. 7.000% 03/01/14	422,300
775,000	Shingle Springs Tribal Gaming Authority 9.375% 06/15/15(b)	751,750
895,000	Steinway Musical Instruments, Inc. 7.000% 03/01/14(b)	818,925
49,846	United Artists Theatre Circuit, Inc. 9.300% 07/01/15(f)	44,862
		2,037,837
	Housewares — 0.3%
605,000	Libbey Glass, Inc. 11.913% 06/01/11(c)	637,519
	Leisure time — 0.6%
	Town Sports International, Inc.
1,154,000	(i) 02/01/14 (11.000% 02/01/09)	1,096,300
600,463	6.938% 02/27/14(c)(d)	552,425
		1,648,725
	Lodging — 5.1%
	Boyd Gaming Corp.
560,000	6.750% 04/15/14	533,400
1,600,000	7.750% 12/15/12	1,620,000
	Caesars Entertainment, Inc.
365,000	7.000% 04/15/13	417,582
450,000	7.500% 09/01/09	478,103
430,000	8.875% 09/15/08	444,655

See Accompanying Notes to Financial Statements.

Columbia Funds

Columbia High Yield Fund, Variable Series

Investment portfolio (continued)  December 31, 2007

Par		Value
	Lodging — (continued)
$430,000	Chukchansi Economic Development Authority 8.000% 11/15/13(b)	$419,250
525,000	Galaxy Entertainment Finance Co., Ltd. 9.875% 12/15/12(b)	553,875
	Gaylord Entertainment Co.
625,000	6.750% 11/15/14	589,063
960,000	8.000% 11/15/13	955,200
1,435,000	Jacobs Entertainment, Inc. 9.750% 06/15/14	1,334,550
1,005,000	MGM Mirage 8.500% 09/15/10	1,042,687
	Mohegan Tribal Gaming Authority
665,000	6.375% 07/15/09	665,000
1,075,000	7.125% 08/15/14	1,040,062
	MTR Gaming Group, Inc.
680,000	9.000% 06/01/12	639,200
105,000	9.750% 04/01/10	105,000
	Penn National Gaming, Inc.
985,000	6.750% 03/01/15	998,544
305,000	6.875% 12/01/11	308,050
40,000	San Pasqual Casino 8.000% 09/15/13(b)	39,400
760,000	Seminole Hard Rock Entertainment, Inc. 7.491% 03/15/14(b)(c)	725,800
		12,909,421
	Retail — 2.5%
270,000	Harry & David Holdings, Inc. 9.000% 03/01/13	248,400
	Rite Aid Corp.
1,105,000	7.500% 01/15/15	1,000,025
900,000	7.500% 03/01/17	793,125
575,000	8.125% 05/01/10	563,500
2,050,000	8.625% 03/01/15	1,652,812
105,000	9.375% 12/15/15	87,150
475,000	9.500% 06/15/17	393,063
880,000	Sbarro, Inc. 10.375% 02/01/15	774,400
361,000	Star Gas Partners LP/ Star Gas Finance Co. 10.250% 02/15/13	375,440
590,000	Toys R Us, Inc. 7.625% 08/01/11	497,075
		6,384,990
	Textiles — 0.8%
1,840,000	INVISTA 9.250% 05/01/12(b)	1,904,400
		35,029,054
	Consumer non-cyclical — 11.8%
	Agriculture — 0.5%
	Reynolds American, Inc.
615,000	7.625% 06/01/16	653,742
620,000	7.750% 06/01/18	661,751
		1,315,493

Par		Value
	Beverages — 0.9%
	Constellation Brands, Inc.
$785,000	7.250% 05/15/17(b)	$726,125
575,000	8.000% 02/15/08	575,719
1,000,000	8.125% 01/15/12	1,002,500
		2,304,344
	Commercial Services — 2.2%
160,000	Cardtronics, Inc. 9.250% 08/15/13	156,000
845,000	Great Lakes Dredge & Dock Corp. 7.750% 12/15/13	790,075
1,435,000	Knowledge Learning Corp., Inc. 7.750% 02/01/15(b)	1,366,837
980,000	Language Line Holdings, Inc. 11.125% 06/15/12	1,024,100
110,000	Phoenix Color Corp. 13.000% 02/01/09	109,313
430,000	Protection One Alarm Monitoring 8.125% 01/15/09	427,312
1,295,000	Quebecor World, Inc. 9.750% 01/15/15(b)	972,869
720,000	Rural/Metro Corp. 9.875% 03/15/15	698,400
		5,544,906
	Food — 1.1%
685,000	Chiquita Brands International, Inc. 7.500% 11/01/14	601,088
	Pilgrim's Pride Corp.
165,000	7.625% 05/01/15	162,113
265,000	8.375% 05/01/17	259,700
915,000	Smithfield Foods, Inc. 7.750% 07/01/17	885,262
895,000	Stater Brothers Holdings 7.750% 04/15/15	863,675
		2,771,838
	Healthcare Products — 2.2%
995,000	Hanger Orthopedic Group, Inc. 10.250% 06/01/14	1,019,875
610,000	Invacare Corp. 9.750% 02/15/15	617,625
1,260,000	PTS Acquisition Corp. PIK, 9.500% 04/15/15(b)	1,168,650
	ReAble Therapeutics Finance LLC/ ReAble Therapeutics Finance Corp.
1,115,000	10.875% 11/15/14(b)	1,095,487
895,000	11.750% 11/15/14	814,450
380,000	Universal Hospital Services, Inc. 8.288% 06/01/15(c)	380,000
495,000	PIK, 8.500% 06/01/15	499,950
		5,596,037

See Accompanying Notes to Financial Statements.

Columbia Funds

Columbia High Yield Fund, Variable Series

Investment portfolio (continued)  December 31, 2007

Par		Value
	Healthcare Services — 3.7%
$1,720,000	Alliance Imaging, Inc. 7.250% 12/15/12(b)	$1,634,000
	BHM Technology
951,064	11.080% 07/21/13(c)(d)	684,766
38,043	11.100% 07/21/13(c)(d)	27,391
475,532	11.240% 07/21/13(c)(d)	342,383
	Community Health Systems, Inc.
2,360,429	7.733% 07/05/14(d)	2,268,716
1,345,000	8.875% 07/15/15	1,370,219
	HCA, Inc.
140,000	6.300% 10/01/12	124,600
1,140,000	9.250% 11/15/16	1,197,000
50,000	Psychiatric Solutions, Inc. 7.750% 07/15/15	49,875
276,000	Skilled Healthcare Group, Inc. 11.000% 01/15/14	295,320
	Talecris Biotherapeutics
470,250	8.380% 12/06/13(c)(d)	465,744
955,000	11.380% 12/06/14(c)(d)	948,434
		9,408,448
	Household Products/Wares — 0.4%
455,000	ACCO Brands Corp. 7.625% 08/15/15	406,088
640,000	Jarden Corp. 7.500% 05/01/17	550,400
		956,488
	Pharmaceuticals — 0.8%
1,070,000	Angiotech Pharmaceuticals, Inc. 8.874% 12/01/13(c)	1,016,500
595,000	NBTY, Inc. 7.125% 10/01/15	578,638
80,706	Warner Chilcott Corp. 6.878% 01/18/12(c)(d)	78,032
199,472	Series B, 6.830% 01/18/12(c)(d)	192,865
96,370	Series C, 6.830% 01/18/11(c)(d)	93,177
		1,959,212
		29,856,766
	Diversified — 0.6%
	Holding companies — 0.5%
830,000	Leucadia National Corp. 7.125% 03/15/17	767,750
510,000	Susser Holdings LLC 10.625% 12/15/13(b)	527,850
		1,295,600
	Holding companies- diversified — 0.1%
158,000	ESI Tractebel Acquisition Corp. 7.990% 12/30/11	159,640
		1,455,240

Par		Value
	Energy — 8.9%
	Coal — 0.4%
	Peabody Energy Corp.
$825,000	7.375% 11/01/16	$845,625
275,000	7.875% 11/01/26	279,125
		1,124,750
	Energy-alternate sources — 0.3%
830,000	VeraSun Energy Corp. 9.375% 06/01/17(b)	724,175
	Oil & gas — 5.8%
	Chaparral Energy, Inc.
1,615,000	8.500% 12/01/15	1,453,500
1,375,000	8.875% 02/01/17(b)	1,240,937
	Chesapeake Energy Corp.
1,565,000	6.375% 06/15/15	1,514,137
230,000	6.875% 11/15/20	220,800
	Forest Oil Corp.
285,000	7.250% 06/15/19(b)	286,425
175,000	8.000% 12/15/11	182,000
	Hilcorp Energy LP/ Hilcorp Finance Co.
745,000	7.750% 11/01/15(b)	731,963
365,000	9.000% 06/01/16(b)	377,775
	Mariner Energy, Inc.
1,195,000	7.500% 04/15/13	1,150,188
165,000	8.000% 05/15/17	156,956
2,475,000	Newfield Exploration Co. 6.625% 04/15/16	2,425,500
325,000	Parker Drilling Co. 9.625% 10/01/13	345,313
865,000	Petroquest Energy, Inc. 10.375% 05/15/12	890,950
1,555,000	Pride International, Inc. 7.375% 07/15/14	1,597,762
	Stone Energy Corp.
235,000	6.750% 12/15/14	217,963
840,000	8.250% 12/15/11	840,000
1,060,000	Whiting Petroleum Corp. 7.000% 02/01/14	1,049,400
		14,681,569
	Oil & gas services — 1.3%
	Allis-Chalmers Energy, Inc.
960,000	8.500% 03/01/17	916,800
1,120,000	9.000% 01/15/14	1,103,200
1,195,000	Complete Production Services, Inc. 8.000% 12/15/16	1,156,162
		3,176,162
	Oil, gas & consumable fuels — 0.2%
545,000	W&T Offshore, Inc. 8.250% 06/15/14(b)	510,938

See Accompanying Notes to Financial Statements.

Columbia Funds

Columbia High Yield Fund, Variable Series

Investment portfolio (continued)  December 31, 2007

Par		Value
	Pipelines — 0.9%
$295,000	El Paso Natural Gas Co. 7.625% 08/01/10	$301,477
	MarkWest Energy Partners LP
1,155,000	6.875% 11/01/14	1,100,137
640,000	8.500% 07/15/16	643,200
150,000	Northwest Pipeline Corp. 7.125% 12/01/25	155,250
		2,200,064
		22,417,658
	Financials — 12.6%
	Diversified financial services — 9.1%
	American Real Estate Partners LP/American Real Estate Finance Corp.
1,830,000	7.125% 02/15/13	1,720,200
1,495,000	7.125% 02/15/13(b)	1,405,300
1,245,000	AmeriCredit Corp. 8.500% 07/01/15(b)	949,312
770,000	AMR Real Estate Partners, LP 8.125% 06/01/12	745,938
	Cedar Brakes LLC
104,535	8.500% 02/15/14(b)	116,075
159,886	9.875% 09/01/13(b)	181,284
605,000	CEVA Group PLC 10.000% 09/01/14(b)	621,638
1,790,000	Daimler Chrysler 2nd Lien 11.500% 08/03/13(d)	1,576,542
	Ford Motor Credit Co.
1,925,000	7.375% 10/28/09	1,811,899
150,000	7.875% 06/15/10	138,400
4,510,000	General Motors Acceptance Corp. 6.750% 12/01/14	3,637,536
785,000	GMAC LLC 8.000% 11/01/31	658,517
	Hawker Beechcraft Acquisition Co. LLC/ Hawker Beechcraft Notes Co.
555,000	8.500% 04/01/15(b)	555,000
355,000	9.750% 04/01/17(b)	353,225
	LaBranche & Co., Inc.
425,000	9.500% 05/15/09	423,406
2,155,000	11.000% 05/15/12	2,109,206
	LVB Acquisition Merger Sub, Inc.
535,000	10.000% 10/15/17(b)	545,700
570,000	11.625% 10/15/17(b)	561,450
800,000	MXEnergy Holdings, Inc. 12.813% 08/01/11(c)	760,000
1,825,000	Rainbow National Services LLC 10.375% 09/01/14(b)	1,977,844
686,000	Regency Energy Partners LP/ Regency Energy Finance Corp. 8.375% 12/15/13	706,580
323,375	Transfirst 7.580% 06/15/14(d)	301,143
1,370,000	Vanguard Health Holding Co. LLC 9.000% 10/01/14	1,318,625
		23,174,820

Par		Value
	Insurance — 1.9%
$1,920,000	Crum & Forster Holdings Corp. 7.750% 05/01/17	$1,884,000
	Fairfax Financial Holdings Ltd.
105,000	7.375% 04/15/18	98,306
260,000	7.750% 07/15/37	238,225
15,000	8.300% 04/15/26	14,344
1,780,000	Hub International Holdings, Inc. 9.000% 12/15/14(b)	1,588,650
	Lumbermens Mutual Casualty
30,000	8.450% 12/01/97(b)(h)	262
645,000	9.150% 07/01/26(b)(h)	5,644
	USI Holdings Corp.
410,000	8.744% 11/15/14(b)(c)	350,550
755,000	9.750% 05/15/15(b)	607,775
		4,787,756
	Real estate — 0.6%
	LNR Property Corp.
205,000	7.630% 07/12/09(c)(d)	194,750
1,490,000	7.630% 07/12/11(c)(d)	1,418,294
		1,613,044
	Real estate investment trusts (REITs) — 1.0%
1,255,000	Omega Healthcare Investors, Inc. 7.000% 04/01/14	1,242,450
1,106,000	Trustreet Properties, Inc. 7.500% 04/01/15	1,189,782
		2,432,232
		32,007,852
	Industrials — 8.2%
	Building materials — 0.5%
760,000	Building Materials Holding Co. 10.688% 09/25/14(c)(d)	546,567
85,000	Dayton Superior Corp. 10.750% 09/15/08	87,231
735,000	Panolam Industries International, Inc. 10.750% 10/01/13	639,450
		1,273,248
	Electrical components & equipment — 0.1%
305,000	Belden CDT, Inc. 7.000% 03/15/17	297,375
	Electronics — 1.6%
	NXP BV/NXP Funding LLC
3,125,000	7.875% 10/15/14	2,968,750
1,060,000	9.500% 10/15/15	971,225
		3,939,975
	Environmental Control — 0.8%
1,955,000	Geo Sub Corp. 11.000% 05/15/12	1,925,675

See Accompanying Notes to Financial Statements.

Columbia Funds

Columbia High Yield Fund, Variable Series

Investment portfolio (continued)  December 31, 2007

Par		Value
	Metal fabricate/hardware — 0.4%
$225,000	Metals USA, Inc. 11.125% 12/01/15	$232,875
1,055,000	Neenah Foundary Co. 9.500% 01/01/17	849,275
		1,082,150
	Miscellaneous manufacturing — 1.5%
680,000	Actuant Corp. 6.875% 06/15/17(b)	673,200
2,050,000	RBS Global, Inc. & Rexnord Corp. 9.500% 08/01/14	2,029,500
557,088	Rental Services 8.750% 11/27/13(c)(d)	517,164
610,000	Sally Holdings LLC 9.250% 11/15/14	603,900
		3,823,764
	Packaging & containers — 1.2%
400,000	Jefferson Smurfit Corp. 8.250% 10/01/12	394,000
	Owens-Brockway Glass Container, Inc.
730,000	8.250% 05/15/13	757,375
52,000	8.875% 02/15/09	52,195
	Owens-Illinois, Inc.
425,000	7.350% 05/15/08	426,063
1,425,000	7.500% 05/15/10	1,442,812
		3,072,445
	Transportation — 1.8%
1,570,000	Bristow Group, Inc. 6.125% 06/15/13	1,507,200
280,000	Kansas City Southern de Mexico SA de CV 7.375% 06/01/14(b)	272,300
655,000	Saint Acquisition Corp. 12.500% 05/15/17(b)	338,144
2,210,000	Teekay Corp. 8.875% 07/15/11	2,317,737
		4,435,381
	Trucking & leasing — 0.3%
825,000	Greenbrier Companies, Inc. 8.375% 05/15/15	787,875
		20,637,888
	Technology — 2.8%
	Computers — 2.0%
	Sungard Data Systems, Inc.
330,000	3.750% 01/15/09	320,100
795,000	4.875% 01/15/14	697,613
1,480,562	6.898% 12/13/12(c)(d)	1,427,971
2,635,000	9.125% 08/15/13	2,681,112
		5,126,796
	Software — 0.8%
820,000	Open Solutions, Inc. 9.750% 02/01/15(b)	747,225
1,190,000	SS&C Technologies, Inc. 11.750% 12/01/13	1,285,200
		2,032,425
		7,159,221

Par		Value
	Utilities — 7.7%
	Electric — 7.7%
$2,140,000	AES Corp. 7.750% 03/01/14	$2,156,050
	AES Eastern Energy LP
227,714	9.000% 01/02/17	246,500
150,000	9.670% 01/02/29	178,500
	Calpine Corp.
6,049,000	8.500% 07/15/10(b)(k)	6,472,430
150,000	9.875% 12/01/11(b)(k)	156,750
870,000	Energy Future Holdings Corp. 10.875% 11/01/17(b)	874,350
1,890,000	Intergen NV 9.000% 06/30/17(b)	1,989,225
	Nevada Power Co.
775,000	5.875% 01/15/15	770,190
200,000	6.500% 04/15/12	207,138
	NRG Energy, Inc.
260,000	7.250% 02/01/14	253,500
720,000	7.375% 02/01/16	702,000
700,000	Reliant Energy Mid-Atlantic Power Holdings LLC 9.681% 07/02/26	760,375
	Reliant Energy, Inc.
275,000	7.625% 06/15/14	272,250
1,895,000	7.875% 06/15/17	1,876,050
2,525,000	Texas Competitive Electric Holdings Co. LLC 8.396% 10/10/14(c)(d)	2,478,310
		19,393,618
	Total corporate fixed-income bonds & notes (Cost of $229,279,830)	220,948,305
Shares
	Common stocks — 2.0%
	Communications — 0.0%*
	Telecommunication services — 0.0%*
35	Remote Dynamics, Inc.(l)	1
	Consumer discretionary — 0.7%
	Media — 0.7%
28,300	Belo Corp., Class A	493,552
12,800	CBS Corp., Class B	348,800
13,700	Gannett Co., Inc.	534,300
27,056	Haights Cross Communications, Inc.(f)(l)	261,090
		1,637,742
	Industrials — 1.2%
	Airlines — 1.2%
21,998	Delta Air Lines, Inc.(l)	327,550
189,581	Northwest Airlines Corp.(l)	2,750,820
		3,078,370

See Accompanying Notes to Financial Statements.

Columbia Funds

Columbia High Yield Fund, Variable Series

Investment portfolio (continued)  December 31, 2007

Shares		Value
	Road & rail — 0.0%*
195	Quality Distribution, Inc.(l)	$866
		3,079,236
	Information technology — 0.0%*
	Communications equipment — 0.0%*
3	Loral Space & Communications, Inc.(l)	103
	Technology — 0.0%*
	Software — 0.0%*
10,095	Quadramed Corp.(l)	19,080
	Utilities — 0.1%
	Gas utilities — 0.1%
52,900	Star Gas Partners LP(l)	210,013
	Total common stocks (Cost of $5,852,999)	4,946,175
Par
	Convertible bonds — 1.1%
	Communications — 0.9%
	Internet — 0.0%*
$296,350	At Home Corp. 4.750% 12/15/06(e)(f)	26,671
	Media — 0.4%
1,015,000	Sinclair Broadcast Group, Inc. 3.000% 05/15/27	908,425
	Telecommunication services — 0.5%
340,000	Ciena Corp. 3.750% 02/01/08	338,300
1,043,000	Nortel Networks Corp. 4.250% 09/01/08	1,023,444
		1,361,744
		2,296,840
	Consumer cyclical — 0.0%*
	Airlines — 0.0%*
690,000	Delta Air Lines, Inc. 8.000% 06/03/49(j)	31,050
	Financials — 0.2%
	Insurance — 0.2%
470,000	Conseco, Inc. 3.500% 09/30/35(m) (0.000% 09/30/10)	410,663
	Total convertible bonds (Cost of $2,813,932)	2,738,553

Shares		Value
	Preferred stocks — 0.2%
	Communications — 0.0%*
	Media — 0.0%*
25	Ziff Davis Holdings, Inc. 10.00%(l)	$250
	Financials — 0.2%
	Real estate investment trusts (REITs) — 0.2%
450,000	Sovereign Real Estate Investment Corp., 12.00%(b)	587,250
	Total preferred stocks (Cost of $561,082)	587,500
	Convertible preferred stock — 0.2%
	Technology — 0.2%
	Software — 0.2%
21,300	Quadramed Corp. 5.50%(b)	447,300
	Total convertible preferred stock (Cost of $500,250)	447,300
Units
	Warrants(m) — 0.0%*
	Communications — 0.0%*
	Telecommunication services — 0.0%*
125	Colo.Com, Inc. Expires 03/15/10(b)(f)(g)	—
	Media — 0.0%*
318	Haights Cross Communications, Inc. Expires 12/10/11(b)(f)	3,066
6,630	Ziff Davis Media, Inc., Series E Expires 08/12/12	66
		3,132
	Total warrants (Cost of $13,709)	3,132

See Accompanying Notes to Financial Statements.

Columbia Funds

Columbia High Yield Fund, Variable Series

Investment portfolio (continued)  December 31, 2007

Par		Value
	Short-term obligation — 7.5%
$19,080,000	Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/07, due 01/02/08 at 2.960%, collateralized by U.S. Government Agency Obligations with maturities to 10/18/21, market value $19,464,925 (repurchase proceeds $19,083,138)	$19,080,000
	Total short-term obligation (Cost of $19,080,000)	19,080,000

Total investments (Cost of $258,101,802)(n)	98.3%	248,750,965
Other assets & liabilities, net	1.7%	4,210,611
Net assets	100.0%	$252,961,576

Notes to investment portfolio:

(a)  Principal amount stated in United States dollars unless otherwise noted.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, these securities, which are not illiquid except for the following, amounted to $52,679,000, which represents 20.8% of net assets.

Security	Acquisition Date	Shares/ Units	Acquisition Cost	Market Value
Haights Cross Communications, Inc.
Warrants Expires: 12/10/11	01/15/04 – 02/03/06	318	$—	$3,066
Quadramed Corp.
Preferred Stock	06/16/04 – 02/01/06	21,300	500,250	447,300
Sovereign Real Estate Investment Corp.
Preferred Stock	08/21/00 – 10/17/06	450,000	561,082	587,250
				$1,037,616

(c)  The interest rate shown on floating rate or variable rate securities reflects the rate at December 31, 2007.

(d)  Loan participation agreement.

(e)  The issuer is in default of certain debt covenants. Income is not being accrued. At December 31, 2007, the value of these securities amounted to $288,471, which represents 0.1% of net assets.

(f)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(g)  Security has no value.

(h)  The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At December 31, 2007, the value of these securities amounts to $6,526, which represents less than 0.1% of net assets.

(i)  Step bond. Security is currently not paying coupon. Shown parenthetically is the next coupon rate to be paid.

(j)  Position reflects anticipated residual bankruptcy claims. Income is not being accrued.

(k)  The issuer is in default of certain debt covenants. Income is being accrued. At December 31, 2007, the value of these securities amounted to $6,629,180, which represents 2.6% of net assets.

(l)  Non-income producing security.

(m)  Step bond. The coupon will change to the coupon rate shown parenthetically on the date indicated.

(n)  Cost for federal income tax purposes is $258,951,904.

At December 31, 2007, the asset allocation of the Fund is as follows:

Asset allocation (unaudited)	% of net assets
Corporate fixed-income bonds & notes	87.3
Common stocks	2.0
Convertible bonds	1.1
Preferred stocks	0.2
Convertible preferred stock	0.2
Warrants	0.0	*
	90.8
Short-term obligation	7.5
Other assets & liabilities, net	1.7
	100.0

*  Rounds to less than 0.1%.

Acronym	Name
CAD	Canadian dollar

PIK	Payment-In-Kind

See Accompanying Notes to Financial Statements.

Columbia High Yield Fund, Variable Series

Statement of assets and liabilities  December 31, 2007

Assets
Investments, at cost	$258,101,802
Investments, at value	248,750,965
Cash	37,837
Receivable for:
Investments sold	73,324
Fund shares sold	450,605
Interest	4,397,193
Dividends	8,680
Expense reimbursement due from Investment Advisor	86,378
Trustees' deferred compensation plan	7,938
Total assets	253,812,920
Liabilities
Payable for:
Investments purchased	327,698
Fund shares repurchased	209,949
Investment advisory fee	118,509
Administration fee	47,884
Transfer agent fee	39
Pricing and bookkeeping fees	8,084
Trustees' fees	47,936
Audit fee	33,218
Custody fee	1,863
Reports to shareholders	33,872
Distribution fees	8,477
Chief compliance officer expenses	177
Trustees' deferred compensation plan	7,938
Other liabilities	5,700
Total liabilities	851,344
Net assets	$252,961,576
Net assets consist of
Paid-in capital	$250,817,720
Undistributed net investment income	20,649,611
Accumulated net realized loss	(9,154,976)
Net unrealized appreciation (depreciation) on:
Investments	(9,350,837)
Foreign currency translations	58
Net assets	$252,961,576
Class A:
Net assets	$86,237,823
Shares outstanding	7,743,703
Net asset value per share	$11.14
Class B:
Net assets	$166,723,753
Shares outstanding	14,980,136
Net asset value per share	$11.13

See Accompanying Notes to Financial Statements.

Columbia High Yield Fund, Variable Series

Statement of operations  For the year ended December 31, 2007

Investment income
Interest	$22,426,988
Dividends	92,796
Foreign taxes withheld	(113)
Total investment income	22,519,671
Expenses
Investment advisory fee	1,570,602
Administration fee	642,494
Distribution fees – Class B	478,958
Transfer agent fee	215
Pricing and bookkeeping fees	42,608
Trustees' fees	18,802
Custody fee	15,787
Reports to shareholders	189,129
Chief compliance officer expenses	670
Other expenses	93,071
Total expenses	3,052,336
Fees and expenses waived or reimbursed by Investment Advisor	(851,295)
Fees waived by Distributor – Class B	(364,008)
Custody earnings credit	(6,099)
Net expenses	1,830,934
Net investment income	20,688,737
Net realized and unrealized gain (loss) on investments and foreign currency
Net realized gain (loss) on:
Investments	2,705,897
Foreign currency transactions	4,609
Realized loss on disposal of investments in violation of investment restrictions	(11,183)
Reimbursement by Investment Sub-Advisor of loss on disposal of investments in violation of investment restrictions	11,183
Net realized gain	2,710,506
Net change in unrealized depreciation on:
Investments	(18,699,717)
Foreign currency translations	(555)
Net change in unrealized depreciation	(18,700,272)
Net loss	(15,989,766)
Net increase resulting from operations	$4,698,971

See Accompanying Notes to Financial Statements.

Columbia High Yield Fund, Variable Series

Statement of changes in net assets

	Year ended December 31,
Increase (decrease) in net assets	2007	2006(a)
Operations
Net investment income	$20,688,737	$14,828,444
Net realized gain (loss) on investments and foreign currency transactions	2,710,506	(3,091,248)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(18,700,272)	12,022,619
Net increase resulting from operations	4,698,971	23,759,815
Distributions to shareholders
From net investment income:
Class A	(4,733,760)	(2,489,386)
Class B	(10,919,229)	(4,273,428)
From net realized gains:
Class A	—	(846,693)
Class B	—	(1,487,605)
Total distributions to shareholders	(15,652,989)	(9,097,112)
Share transactions
Class A:
Subscriptions	4,439,638	5,080,411
Proceeds received in connection with merger	—	7,146,572
Distributions reinvested	4,733,760	3,336,356
Redemptions	(19,776,766)	(19,191,586)
Net decrease	(10,603,368)	(3,628,247)
Class B:
Subscriptions	30,704,833	32,029,533
Proceeds received in connection with merger	—	178,948,368
Distributions reinvested	10,919,229	5,761,032
Redemptions	(60,078,481)	(31,150,197)
Net increase (decrease)	(18,454,419)	185,588,736
Net increase (decrease) from share transactions	(29,057,787)	181,960,489
Total increase (decrease) in net assets	(40,011,805)	196,623,192
Net assets
Beginning of period	292,973,381	96,350,189
End of period	252,961,576	292,973,381
Undistributed net investment income at end of period	$20,649,611	$14,540,837
Changes in shares
Class A:
Subscriptions	385,708	461,060
Issued in connection with merger	—	645,718
Distributions reinvested	425,315	306,087
Redemptions	(1,730,361)	(1,736,659)
Net decrease	(919,338)	(323,794)
Class B:
Subscriptions	2,644,519	2,877,718
Issued in connection with merger	—	16,167,651
Distributions reinvested	981,063	528,051
Redemptions	(5,398,252)	(2,820,614)
Net increase (decrease)	(1,772,670)	16,752,806

(a)  Class B shares commenced operations on May 1, 2006.

See Accompanying Notes to Financial Statements.

Columbia High Yield Fund, Variable Series

Financial highlights

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2007		2006(a)(b)		2005	2004	2003
Class A
Net Asset Value, Beginning of Period	$11.52		$10.72		$10.54	$10.41	$8.45
Income from Investment Operations:
Net investment income(c)	0.84		0.76		0.70	0.72	0.81
Net realized and unrealized gain (loss) on investments and foreign currency	(0.63)		0.42		(0.47)	0.46	1.83
Total from Investment Operations	0.21		1.18		0.23	1.18	2.64
Less Distributions to Shareholders:
From net investment income	(0.59)		(0.28)		(0.02)	(0.69)	(0.67)
From net realized gains	—		(0.10)		(0.03)	(0.36)	(0.01)
Total Distributions to Shareholders	(0.59)		(0.38)		(0.05)	(1.05)	(0.68)
Net Asset Value, End of Period	$11.14		$11.52		$10.72	$10.54	$10.41
Total return(d)(e)	1.84	%(f)	11.25%		2.15%	11.40%	31.20%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense(g)	0.60%		0.70%		0.97%	0.95%	0.96%
Interest expense	—		—	%(h)	—	—	—
Net expenses(g)	0.60%		0.70%		0.97%	0.95%	0.96%
Waiver/Reimbursement	0.30%		0.25%		0.25%	0.25%	0.27%
Net investment income(g)	7.31%		6.89%		6.65%	6.71%	8.18%
Portfolio turnover rate	46%		80%		44%	43%	43%
Net assets, end of period (000's)	$86,238		$99,836		$96,350	$98,411	$80,317

(a)  On May 1, 2006, Nations High Yield Bond Portfolio was renamed Columbia High Yield Fund, Variable Series.

(b)  On October 2, 2006, the Fund's share class was renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Includes a reimbursement by the investment sub-advisor for a realized investment loss on disposal of an investment not meeting the Fund's investment restrictions. This reimbursement increased total return and net asset value per share by less than 0.01% and $0.01, respectively.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Columbia High Yield Fund, Variable Series

Notes to financial statements  December 31, 2007

Note 1.  Organization

Columbia High Yield Fund, Variable Series (the "Fund") is a diversified series of Columbia Funds Variable Insurance Trust I (the "Trust"). The Trust, registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, was organized as a Delaware statutory trust on November 24, 1997.

Investment Objective:  The Fund seeks maximum income by investing in a diversified portfolio of high yield debt securities.

Fund Shares: The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. The Fund is an underlying investment vehicle for certain variable annuity contracts and variable life insurance policies issued by life insurance companies.

Note 2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation: Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at over-the-counter or exchange bid quotations. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a

Columbia High Yield Fund, Variable Series

Notes to financial statements (continued)  December 31, 2007 framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions: Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Loan Participations and Commitments: The Fund may invest in loan participations. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participation ("Selling Participant"), but not the borrower. However, the Fund assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned between the Fund and the borrower. The Fund may not directly benefit from the collateral supporting the senior loan which it has purchased from the Selling Participant.

Repurchase Agreements: The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions: The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Income Recognition: Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities unless otherwise noted. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Determination of Class Net Asset Values: All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status: The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income or excise taxes.

Dividends and Distributions to Shareholders: Dividends from net investment income, if any, are distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the record date of the distribution.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Columbia High Yield Fund, Variable Series

Notes to financial statements (continued)  December 31, 2007

Note 3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for Section 988 reclasses, discount accretion/premium amortization on debt securities, expired capital loss carryforwards and foreign currency transactions were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$1,073,026	$426,924	$(1,499,950)

Net investment income and net realized gains, as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

	December 31, 2007	December 31, 2006
Distributions paid from:
Ordinary Income*	$15,652,989	$7,142,035
Long-Term Capital Gains	—	1,955,077

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Net Unrealized (Depreciation)*
$21,487,223	$(10,200,939)

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at December 31, 2007, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$3,943,938
Unrealized depreciation	(14,144,877)
Net unrealized depreciation	$(10,200,939)

The following capital loss carryforwards, determined as of December 31, 2007, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2008	$4,226,387
2009	260,165
2010	908,941
2012	97,587
2013	418,850
2014	3,225,732
$9,137,662

Columbia High Yield Fund, Variable Series

Notes to financial statements (continued)  December 31, 2007

Of the capital loss carryforwards attributable to the Fund at December 31, 2007, $1,702,247 ($150,572 expiring December 31, 2008, $126,297 expiring December 31, 2009, $908,941 expiring December 31, 2010, $97,587 expiring December 31, 2012 and $418,850 expiring December 31, 2013) remains from the Fund's merger with Columbia High Yield Fund, Variable Series and $4,209,683 ($4,075,815 expiring December 31, 2008 and $133,868 expiring December 31, 2009) remains from the Fund's merger with Colonial High Yield Securities Fund, Variable Series. Utilization of these losses could be subject to limitations imposed by the Internal Revenue Code.

Capital loss carryforwards of $1,499,951 and 1,294,467 expired and were utilized to offset current year gains, respectively, during the year ended December 31, 2007.

The Fund adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109 ("FIN 48") effective June 29, 2007. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to net assets. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4.  Fees and Compensation Paid to Affiliates

Investment Advisory Fee: Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides the Fund with investment advisory services. Columbia receives an investment advisory fee, calculated daily and payable monthly, at the annual rate of 0.55% of the Fund's average daily net assets.

Sub-Advisory Fee: MacKay Shields LLC ("MacKay Shields") has been retained by Columbia to serve as the investment sub-advisor to the Fund. As the sub-advisor, MacKay Shields is responsible for the daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Fund. Columbia, from the investment advisory fee it receives, pays MacKay Shields a monthly sub-advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $100 Million	0.400%
$100 Million to $200 Million	0.375%
Over $200 Million	0.350%

Administration Fee: Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.23% of the Fund's average daily net assets less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below.

Pricing and Bookkeeping Fees: The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus a monthly fee based on an annualized percentage rate

Columbia High Yield Fund, Variable Series

Notes to financial statements (continued)  December 31, 2007 of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for direct internal costs related to accounting oversight and for services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002 ("direct internal costs") and out-of-pocket expenses. Effective January 1, 2008, the Fund no longer reimburses Columbia for the direct internal costs.

For the year ended December 31, 2007, the amount charged to the Fund by affiliates included on the Statement of Operations under "Pricing and bookkeeping fees" aggregated to $14,303, of which $1,547 is unpaid.

Transfer Agent Fee: Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Effective January 1, 2008, the annual rate increases to $17.34 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Underwriting Discounts and Distribution Fee: Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, serves as distributor of the Fund's shares. The Trust has adopted a distribution plan (the "Distribution Plan") with respect to the Class B shares of the Fund, pursuant to Rule 12b-1 under the 1940 Act. Payments under the Distribution Plan are calculated daily and paid monthly at a maximum annual rate of 0.25% of the average daily net assets of the Class B shares. The Distributor has contractually agreed to waive 0.19% of the distribution fees applicable to the Fund's Class B shares until April 30, 2008.

Fees Paid to Officers and Trustees: All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, another portfolio of the Trust. The expense for the deferred compensation plan is included in "Trustees' fees" in the Statement of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" in the Statement of Assets and Liabilities.

Custody Credits: The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Columbia High Yield Fund, Variable Series

Notes to financial statements (continued)  December 31, 2007

Expense Limits and Fee Waivers: Columbia and/or some of the Fund's other service providers have contractually agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual Fund operating expenses (exclusive of distribution and shareholder servicing fees and interest) do not exceed 0.60% annually through April 30, 2008. There is no guarantee that these waivers and/or limitations will continue after April 30, 2008.

Note 5.  Portfolio Information

For the year ended December 31, 2007, the aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government agency obligations and short-term investments, were $118,454,303 and $134,049,202 respectively.

Note 6.  Shares of Beneficial Interest

As of December 31, 2007, the Fund had four shareholders that collectively held 85.8% of the Fund's shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 7.  Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. The committed line of credit charges an annual operations agency fee of $40,000. The uncommitted line of credit may charge an annual administration fee of $15,000. State Street waived the administration fee for the annual extension of the facility on September 17, 2007. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets and are included in "Other expenses" in the Statement of Operations.

For the year ended December 31, 2007, the Fund did not borrow under these arrangements.

Note 8.  Other

During the year ended December 31, 2007, MacKay Shields reimbursed the Fund $11,183 for a realized investment loss on a transaction not meeting the Fund's investment restrictions.

Note 9.  Disclosure of Significant Risks and Contingencies

Unfunded Loans: As of December 31, 2007, the Fund had unfunded loan commitments pursuant to the following loan agreements:

Borrower:	Unfunded Commitment
Community Health Systems Delayed Draw	$75,000
LNR Property Corp. Term Loan A2	205,000

High-Yield Securities: Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an

Columbia High Yield Fund, Variable Series

Notes to financial statements (continued)  December 31, 2007 adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Legal Proceedings:  On February 9, 2005, Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC ("BACAP Distributors," now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order") on matters relating to mutual fund trading. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. (now merged into Columbia Management Advisors, LLC) and Columbia Funds Distributors, Inc. (now merged into Columbia Management Distributors, Inc.), the investment advisor to and distributor of the funds then known as the Columbia Funds, respectively, to reduce the management fees of Columbia Funds, including the Nations Funds that are now known as Columbia Funds, and other mutual funds, collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Boards of the Nations Funds now known as Columbia Funds have an independent Chairman, are comprised of at least 75% independent trustees and have engaged an independent consultant with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, the $375 million in settlement amounts described above, of approximately $90 million has been earmarked for seventeen of the Nations Funds that are now known as Columbia Funds and their shareholders, will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action — Mehta v AIG SunAmerica Life Assurance Company — involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District

Columbia High Yield Fund, Variable Series

Notes to financial statements (continued)  December 31, 2007

Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc. and now known as Columbia Management Advisors, LLC) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal has been appealed to the United States Court of Appeals for the Fourth Circuit.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust's motion to dismiss this action on December 16, 2005. No appeal was filed. On December 28, 2005, the same plaintiff's attorneys filed another putative class action asserting the same claims (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. The Court granted Columbia Funds Series Trust's motion to dismiss this action on December 27, 2006. The plaintiffs have appealed the decision dismissing this action to the United States Court of Appeals for the Eighth Circuit. That appeal is pending. On February 22, 2006, another putative class action asserting the same claims (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. The plaintiffs voluntarily dismissed this case against Columbia Funds Series Trust and William Carmichael on October 25, 2006. Bank of America, N.A. and Bank of America Corporation are still defendants in the case, pending a ruling on their motion to dismiss.

Note 10.  Business Combinations and Mergers

Effective May 1, 2006, Columbia High Yield Fund, Variable Series, a series of Liberty Variable Investment Trust, merged into Nations High Yield Bond Portfolio. Nations High Yield Bond Portfolio was then renamed Columbia High Yield Fund, Variable Series. Nations High Yield Bond Portfolio received a tax-free transfer of assets from Columbia High Yield Fund, Variable Series as follows:

Shares Issued	Net Assets Received	Unrealized Depreciation[1]
16,813,369	$186,094,940	$(3,845,715)
Net Assets of Nations High Yield Bond Portfolio Prior to Combination	Net Assets of Columbia High Yield Fund, Variable Series Immediately Prior to Combination	Net Assets of Nations High Yield Bond Portfolio Immediately After Combination
$97,005,628	$186,094,940	$283,100,568

1  Unrealized depreciation is included in the Net Assets Received.

Columbia Funds

Report of Independent Registered Public Accounting Firm

To the Class A Shareholders of Columbia High Yield Fund, Variable Series and Trustees of Columbia Funds Variable Insurance Trust I

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Columbia High Yield Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust I) at December 31, 2007, the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 22, 2008

Columbia Funds

Fund governance trustees

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, address and age, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee/director, Other directorships held
INDEPENDENT TRUSTEES

Edward J. Boudreau (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director, E.J. Boudreau &Associates (consulting), from 2000 through current. Oversees 69. None.

William P. Carmichael (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired. Oversees 69. Director — Cobra Electronics Corporation (electronic equipment manufacturer); Spectrum Brands, Inc. (consumer products); Simmons Company (bedding); and The Finish Line (sportswear)

William A. Hawkins (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President, Retail Banking-IndyMac Bancorp, Inc., from September 1999 to August 2003; retired. Oversees 69. None.

R. Glenn Hilliard (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), from April 2003 through current, Chairman and Chief Executive Officer, ING Americas, from 1999 to April 2003; Non-Executive Director and Chairman — Conseco, Inc. (insurance), from September 2004 through current. Oversees 69. Director — Conseco, Inc. (insurance) and Alea Group Holdings (Bermuda), Ltd. (insurance)

John J. Nagorniak (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	President and Director — Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director — Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman — Franklin Portfolio Associates (investing — Mellon affiliate), 1982 through 2007; retired. Oversees 69. Trustee and Chairman — Research Foundation of CFA Institute; Director — MIT Investment Company; Trustee — MIT 401k Plan.

Anthony M. Santomero (Born 1946) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	President and Chief Executive Officer — Federal Reserve Bank of Philadelphia, 2000 through April 2006; Senior Advisor — McKinsey & Company (consulting), July 2006 through December 2007; Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, through current. Oversees 69. None.

Minor M. Shaw (Born 1947) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President — Micco Corporation and Mickel Investment Group. Oversees 69. Board Member — Piedmont Natural Gas.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

Columbia Funds

Fund governance trustees (continued)

Name, address and age, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years
OFFICERS

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	President — Columbia Funds, since October 2004; Managing Director — Columbia Management Advisors, LLC, since September 2004; Senior Vice President — Columbia Management Distributors, Inc., since January 2005; Director — Columbia Management Services, Inc., since January 2005; Director — Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director — FIM Funding, Inc., since January 2005; President and Chief Executive Officer — CDC IXIS AM Services, Inc. (asset management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer — Columbia Funds, since October 2003; Treasurer — the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 — December 2006; Vice President — Columbia Management Advisors, Inc., since April 2003; President — Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer — Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 — Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director of the Adviser and Bank of America Investment Product Group Compliance since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management from August 2004 to May 2005; Managing Director, Deutsche Asset Management prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration since January 2006; Managing Director of Columbia Management of the Adviser from September 2004 to December 2005; Vice President of Fund Administration from June 2002 to September 2004. Vice President of Product Strategy and Development prior to September 2004.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July 2000 to April 2003.

Marybeth C. Pilat(Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2007)	Vice President, Mutual Fund Valuation of the Advisor since January 2006; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October 2004; Vice President-Trustee Reporting from April 2002 to October 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October 2002.

Columbia High Yield Fund, Variable Series

Board Consideration and Re-Approval of Investment Advisory Agreements

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees of Columbia Funds Variable Insurance Trust I (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, (i) the investment advisory agreement with Columbia Management Advisors, LLC ("CMA") for Columbia High Yield Fund, Variable Series and (ii) the investment sub-advisory agreement with MacKay Shields LLC ("MacKay Shields") for Columbia High Yield Fund, Variable Series. The investment advisory agreement with CMA and the investment sub-advisory agreement with MacKay Shields (the "Sub-Adviser") are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements." The Fund identified above is referred to as the "Fund."

More specifically, at meetings held on October 15-17, 2007, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Adviser and the re-approval of the Advisory Agreements. The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). During the fee review process, the Consultant's role was to manage the review process to ensure that fees are negotiated in a manner that is at arms' length and reasonable. The Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Consultant's report is available at http://www.columbiafunds.com.

In preparation for the October meetings, the Board met in August and again in September for review and discussion of the materials described below. The Board's review and conclusions are based on comprehensive consideration of all information presented to it and not the result of any single controlling factor.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by CMA and the Sub-Adviser under the Advisory Agreements. The Board also received and considered general information regarding the types of services investment advisers provide to other funds, who, like the Fund, are provided administration services under a separate contract. The most recent investment adviser registration forms ("Forms ADV") for CMA and the Sub-Adviser were made available to the Board, as were CMA's and the Sub-Adviser's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA and the Sub-Adviser.

In addition, the Board considered the investment and legal compliance programs of the Fund, CMA and the Sub-Adviser, including their compliance policies and procedures and reports of the Fund's Chief Compliance Officer.

The Board evaluated the ability of CMA and the Sub-Adviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA's compensation program for its personnel involved in the management of the Fund. The Board also considered CMA's investment in further developing its research and trading departments.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by CMA and the Sub-Adviser.

Fund Performance and Expenses

The Board considered the one-year, three-year, five-year and ten-year performance results for the Fund, as relevant. It also considered these results in comparison to the performance results of the group of funds that was determined by Lipper Inc.

("Lipper") to be the most similar to the Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to the Fund's benchmark index. Lipper is an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in the Fund's Peer Group and Universe and considered potential imprecision resulting from the selection methodology.

The Board received and considered statistical information regarding the Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for the Fund's Peer Group and Universe, which comparative data was provided by Lipper. Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from the composition for performance to provide a more accurate basis of comparison. The Board also considered information in the Lipper data that ranked the Fund based on: (i) the Fund's one-year performance compared to actual management fees; (ii) the Fund's one-year performance compared to total expenses; (iii) the Fund's three-year performance compared to actual management fees; and (iv) the Fund's three-year performance compared to total expenses.

Investment Advisory and Sub-Advisory Fee Rates

The Board reviewed and considered the proposed contractual investment advisory fee rate together with the administration fee rate payable by the Fund to CMA for investment advisory services (the "Contractual Management Rate"). The Board also reviewed and considered the proposed contractual investment sub-advisory fee rate (the "Sub-Advisory Agreement Rate") payable by CMA to the Sub-Adviser for investment sub-advisory services. In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rate and considered the Contractual Management Rate after taking the waivers/caps into account (the "Actual Management Rate"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to the NYAG Settlement. The Board also noted reductions in Actual Management Rates and/or total expenses of certain funds across the fund complex. Additionally, the Board received and afforded specific attention to information comparing the Contractual Management Rate and Actual Management Rate with those of the other funds in the Peer Group.

The Board concluded that the factors noted above supported the Contractual Management Rate and the Actual Management Rate, and the approval of the Advisory Agreements for the Fund.

The Board also reviewed the Sub-Advisory Agreement Rate charged by MacKay Shields, which serves as Sub-Adviser to the Fund. The Board concluded that the Sub-Advisory Agreement Rate was fair and equitable, based on its consideration of the factors described above.

Profitability

The Board received and considered a detailed profitability analysis of CMA based on the Contractual Management Rate and the Actual Management Rate, as well as on other relationships between the Funds on the one hand and CMA affiliates on the other. The analysis included complex-wide and Fund information and a comparison of results using alternative allocation methodologies. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits that CMA and its affiliates received from providing these services to the Fund were not unreasonable.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Most particularly, CMA provided information showing that, as a percentage of fund assets, CMA's complex-wide revenues, expenses and profits declined over a two-year period during which fund assets increased by 21%. The Board concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients

The Board also received and considered information about the nature and extent of services and fee rates offered by CMA and the Sub-Adviser to other clients, including separate accounts and institutional investors. In this regard, the Board concluded that, where the Contractual Management Rate, Sub-Advisory Agreement Rate and Actual Management Rate were appreciably above the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Adviser, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Funds.

Other Benefits to CMA

The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates and the Sub-Adviser as a result of their relationship with the Fund. Such benefits could include, among others, benefits attributable to CMA's and the Sub-Adviser's relationships with the Fund (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's and the Sub-Adviser's business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or the Sub-Adviser).

The Board considered the effectiveness of the policies of the Fund in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's and the Sub-Adviser's methods for allocating portfolio investment opportunities among the Funds and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review

As discussed above, the Board reviews materials received from CMA annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Fund receives throughout the year. In this regard, the Board reviews reports of CMA and the Sub-Adviser at each of its quarterly meetings, which includes, among other things, a portfolio review and Fund performance reports. In addition, the Board confers with the portfolio managers of the Funds at various times throughout the year.

Conclusion

After considering the above-described factors, based on its deliberations and its evaluation of the information provided, the Board concluded that the compensation payable to CMA and the Sub-Adviser under the Advisory Agreements was fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreements.

Summary of Management Fee Evaluation By Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE
CONSULTANT TO THE COLUMBIA NATIONS FUNDS

Prepared pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State,
Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc
October 19, 2007

I. OVERVIEW

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CFD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared the third annual written evaluation of the fee negotiation process. Last year's report (the "2006 Report") was completed by my immediate predecessor IFC, John Rea, who has provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

1  CMA and CFD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the "Funds."

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years and finally reviews the status of recommendations made in the 2006 Report.

II. SUMMARY OF FINDINGS

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2007 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years, especially money market Fund performance when ranked in iMoneyNet universes. In each of the 1-year and 3-year periods, 62% of Nations Funds, including 11 of 12 money market Funds, ranked in the top two performance quintiles. The three- and five-year performance rankings of the subadvised Funds are relatively strong, although the 1-year records of most Funds subadvised by Marsico Capital Management ("Marsico" or "MCM") are well below their peers.

4.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

5.  The Nations equity Funds' overall performance adjusted for risk was strong. The performance of 16 0f the 18 equity Funds included in the risk analysis bettered the median in 3-year performance adjusted and unadjusted for risk. No pattern was detected for fixed-income Funds.

6.  The industry-standard procedure used by third parties such as Lipper and Morningstar to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1-fee or A share classes of the Funds are compared to the performance universe that includes all share classes of competitive multi-class funds. Therefore, the procedure ranks shares with zero or 25 basis point 12b-1 fees against classes of competitive funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of competitive funds with comparable 12b-1 fees lowers the relative performance for the Funds examined but does not call into question the general finding that the Nations Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers, with the exception of subadvised funds. Only 17% of the Funds ranked in the two most expensive quintiles for total expenses and 32% in those quintiles for actual management fees.

8.  Generally, the Nations equity Funds with the highest relative fees and expenses are subadvised. These Funds account for 70% of the fourth and fifth quintile rankings for the actual management fee and total expense measures combined. The vast majority of the subadvised equity Funds were in the bottom two quintiles.

9.  Most of the subadvised Funds have management fees that are 11 to 20 basis points higher than those of non-subadvised Columbia Funds with comparable investment styles.

D. Trustees' Fee and Performance Evaluation Process

10.  The Trustees' evaluation process identified 14 Funds in 2007 for further review based upon their relative performance or expenses or a combination of the two. CMG and Marsico provided further information about those Funds to assist the Trustees in their evaluation. The Trustees, of course, may choose to seek additional information about Nations Funds that do not meet the criteria for further review.

E. Possible Economies of Scale

11.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG did not, however, identify specific sources of economies of scale nor provide estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

12.  An examination of the management fee schedules of a selected number of the Nations Funds suggests that, as a general matter, the breakpoint schedules of these Funds are not out of line with those of competitors.

13.  An analysis of management and administration expenses incurred by CMA in managing the Nations money market Funds finds that the ratio of these expenses to assets levels off above $5 billion. This finding suggests that CMA's proposed restructuring of the money market Funds' management fee schedule is consistent with this relationship between expenses and assets.

F. Management Fees Charged to Institutional Clients

14.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds than for institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

15.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs for purposes of calculating Fund profitability, both direct and indirect, is thoughtful and detailed. CMG also provided profitability data assuming that costs were allocated by assets, demonstrating that the choice of allocation method can have a substantial effect on fund profitability. However, notwithstanding the limitations of any effort to allocate costs to a particular fund, we believe that the ABC method represented a better approximation of CMG's costs of providing services to the Funds than did asset-based allocation.

16.  The materials that set out CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate CMG's expenses and profitability for each Fund.

17.  In 2006, CMG's complex-wide pre-tax margins on the Nations Funds were above the industry median before distribution and below the median when distribution revenues and expenses were included, based on limited data available about publicly-held mutual fund managers. However, as is to be expected in a complex comprising 63 Funds, some Nations Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Nations Funds operate at a loss. There appeared to be some relationship between fund size and profitability, with smaller Funds generally operating at a loss. In particular, the money market Funds as a group had generally higher management-only profit margins than other Nations Funds.

18.  For the Nations Funds subadvised by Marsico, CMG treats the subadvisory fee paid to Marsico as an expense. To reflect Marsico's status as an affiliated company, CMG has provided alternative profitability estimates based on its understanding with Marsico that 35 percent of the subadvisory fee represents Marsico's costs in providing these services. This adjustment thus increases the reported profitability of the Marsico-advised Funds. However, the pending sale of Marsico to its management team would make this treatment not applicable in future years, because Marsico's profits would no longer be retained by a CMG affiliate.

19.  CMG shares a fixed percentage of its management fee revenues with an affiliate, the Private Bank of Bank of America ("PB" or "Private Bank"), to compensate the PB for services it performs with respect to Nations Fund assets held for the benefit of PB customers. In 2006, these payments totaled $75.5 million. Based on our analysis of the services provided by the PB, we believe all such payments should be regarded as a distribution expense, except for any portion attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

III. RECOMMENDATIONS

1.  Risk-adjusted performance. CMG should provide the Trustees with quantitative information about the risk of each Fund in a format that allows the risk and return of each Fund to be evaluated simultaneously. As part of that effort CMG should develop reliable risk metrics for money market Funds, balanced Funds, and Funds of Funds. CMG should also explain why it believes gross return is a better metric for fixed-income Funds than the net returns used in standard performance reporting.

2.  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style, and each complex (of which Nations is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

3.  Economies of scale. CMG should provide the Trustees with an analysis of potential economies of scale that considers the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase. CMG may consider using the framework suggested for the analysis or any other suitable framework that addresses the relevant concerns.

4.  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include risk and profitability metrics and should feel free to request additional information and explanation from CMG with respect to any Nations Fund whether or not it qualifies as a "Review Fund."

5.  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Funds (which would differ each year) should be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Nations Fund each year would not be an efficient use of Trustee and CMG resources.

6.  Ensuring consistent methodology used by Lipper, Morningstar, and iMoneyNet to construct performance and expense universes and groups. CMG should work with Lipper, Morningstar, and iMoneyNet to make sure that the all three data vendors apply similar techniques and standards in constructing performance and expense universes and in collecting data, if possible. If not, CMG should clearly explain to the Trustees the differences in methodology and the effect such differences may have on rankings. In addition, CMG should ensure that it applies the same ranking methodology to all Funds, including those for which Morningstar and iMoneyNet provide the underlying data.

7.  Uniformity of universes across reporting periods. CMA, based on consultations with its CIOs, has substituted vendors for purposes of universe construction, e.g. Morningstar for Lipper for certain equity Funds and iMoneyNet for Lipper for money market Funds. However, the new universes are not used for all performance periods and have not been used to recalculate last year's performance and expense figures. Therefore, it is difficult to draw useful conclusions from changes in rankings from last year to this year, or from short-term to longer-term performance periods. CMA, when it changes universes, should use both the new and the former universe in the switch-over year so that the Trustees can obtain useful information about performance and expense trends.

8.  Filtering all universes. The Lipper volumes presented to the Trustees, consistent with industry practice, compare the performance of an equity or fixed-income Fund to all other funds and all of their share classes in the Fund's performance universe. This means that the performance of a Columbia Fund A share (with a 25 basis point 12b-1 fee) or a share with no 12b-1 fee is compared to many classes of competitive funds with higher distribution fees, such as deferred-sales-charge B shares and level-load C shares. Including shares classes with higher fees than the Columbia Fund share class. This improves the Nations Fund's performance relative to its peers. The difference can be meaningful. Therefore, we recommend that, in addition to the standard Lipper universe presentation, Funds in the third and fourth quintile should be ranked in a universe limited to the one share class per competitive fund whose distribution pricing most closely matches the relevant Fund. The construction of the restricted universes for equity and fixed-income funds is similar to the method used by iMoneyNet in forming performance universes for Nations money market Funds. Further, with respect to money market Funds, we suggest that they be ranked using a class that charges a distribution or service fee close to the average levied on fund assets in a universe of fund classes with comparable fees.

9.  Management fee disparities. Several disparities exist between management fees of Nations and Atlantic Funds with comparable investment strategies. To enable Trustees to identify such disparities, CMG should provide the Trustees with a table that compares management fees of Nations Funds with those of comparable Atlantic and Acorn Funds and an explanation of any significant differences. In addition, whenever CMG proposes a management fee change or expense cap for funds outside the Nations group that are comparable to Nations Funds, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to consider the applicability of the proposed change to the Nations Funds.

10.  Reduction of volume of documents submitted. As the Trustees have noted, the tendency in the fee evaluation process is for the volume of materials prepared for their consideration to increase each year as the participants in the process suggest additional data or presentations of data. However, some of the data may no longer be useful, or its usefulness may be outweighed by the burden of reviewing it. For example, we do not believe that offering two variations of cost allocation by assets is useful. We also question whether profitability data needs to be divided by distribution channel, e.g. retail vs. variable annuity. We also note that some material, especially related to complex-wide profitability, appears multiple times in the 15(c) materials. Finally, for the money market Funds, CMG should provide relative performance and expense data based on the universe that it and the Trustees consider to be most useful, rather than the current practice of providing such data for both Lipper and iMoneyNet universes.

IV. STATUS OF 2006 RECOMMENDATIONS

The 2006 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and their results.

1.  Recommendation: Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

Status: Grids providing both performance and risk rankings for equity and fixed-income funds were prepared by CMG as part of the 2007 15(c) process.

2.  Recommendation: Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

Status: At our request, CMG prepared universes limited to one class of shares per competitive fund for selected funds.

3.  Recommendation: Trustees may wish to review the level of management fees on the subadvised funds to ensure that the conditions and circumstances that warranted the premiums in the past continue to hold. If the review is undertaken, Trustees may wish to discuss with CMG the subadvisory fee paid to MCM inasmuch as CMA is MCM's largest subadvisory client and appears to be charged higher subadvisory fees than those of MCM's other large clients.

Status: The Trustees of the Nations Funds undertook such a review and negotiated breakpoints in the sub-advisory fees payable to MCM to take effect upon the sale of MCM to its management team.

4.  Recommendation: Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

Status: CMG questions the usefulness of such an exercise due to the many variables that can have an effect on costs and revenues as assets increase. We continue to believe that such an exercise would be helpful to the Trustees.

5.  Recommendation: If the study of economies of scale is undertaken, the Trustees may wish to use it to explore alternatives to the flat management fee currently in place for the money market Funds and the Retirement Portfolios.

Status: CMG has presented a proposal for a group-wide advisory fee incorporating breakpoints for the money-market Funds, which was approved by the Trustees.

6.  Recommendation: Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

Status: CMG dated many of the institutional accounts but was not able to determine the date of establishment for all accounts. CMG also provided data on other types of institutional accounts.

7.  Recommendation: Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

Status: We continue to believe that such a statement would help the Trustees understand CMG's business better and place the fund-by-fund profitability reports in context.

8.  Recommendation: Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

Status: CMG provided various summary statements of operations.

9.  Recommendation: Trustees may wish to consider the treatment of the revenue sharing with PB in their review of CMG's profitability.

Status: CMG provided a substantial amount of information reflecting adjustment for Private Bank expenses. We believe that all Private Bank expenses should be backed out of management-only profitability analyses, no Private Bank expenses should be backed out of all-in profitability analyses and only those PB revenue sharing payments not attributable to sub-transfer agency or sub-accounting services should be backed out of ex-distribution profitability analyses.

Respectfully submitted,
Steven E. Asher

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©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

SHC-42/138991-1207 (02/08) 08-49784

Columbia High Yield Fund, Variable Series

Columbia Funds Variable Insurance Trust I

Class B

2007 Annual Report

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities and a copy of the Fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-321-7854. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available on the SEC's website. Information regarding how the Fund voted proxies relating to portfolio securities is also available from the fund's website.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of the Funds of Columbia Funds Variable Insurance Trust I. Columbia Management Advisors, LLC ("CMA") is an SEC-registered investment advisor and indirect, wholly owned subsidiary of Bank of America Corporation and is part of Columbia Management. MacKay Shields, LLC is an SEC-registered, unaffiliated investment advisers.

Fund shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

The views expressed in the Portfolio Manager's Discussion reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Columbia Management Distributors, Inc. and Columbia Management Advisors, LLC are the distributor and investment adviser, respectively, to Columbia Funds. They and other affiliates of Bank of America provide services to Columbia Funds and receive fees for such services.

Investors should carefully consider the investment objectives, risks, charges and expenses for the Fund before investing. Contact your insurance company for a prospectus, which contains this and other important information about the Fund. Read it carefully before you invest.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia High Yield
Fund, Variable Series

Portfolio management

Columbia High Yield Fund, Variable Series seeks maximum income by investing in a diversified portfolio of high yield debt securities.

High Yield Portfolio Management Team, J. Matthew Philo, Lead Portfolio Manager

MacKay Shields LLC

Performance

Growth of a $10,000 investment

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The returns for the index and the fund include reinvested dividends and capital gains. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

Average annual total returns as of 12/31/07

	1 Year	5 Year	Since Inception*
Columbia High Yield Fund, VS — B	1.70%	11.06%	7.93%
Credit Suisse High Yield Index	2.65%	10.97%	7.78%

*Class B shares inception date is May 1, 2006.

Credit Suisse High Yield Index since inception returns as of June 30, 2000

Performance results reflect any fee waivers or reimbursement of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Class B shares (newer class shares) performance information includes returns of the fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. If differences in expenses were reflected, the returns shown for the periods prior to the inception of the newer class of shares would be lower. Class A was initially offered on July 7, 2000.

Annual operating expense ratio*

Class B	1.12%

Annual operating expense ratio after

contractual waivers*

Class B	0.66%

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report. The contractual waiver expires 04/30/08. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower. For current month-end performance information, please contact your insurance company.

In a year that was challenging for the high-yield market overall, the fund underperformed its benchmark, the Credit Suisse High Yield Index1, and the average return of its peer group, the Lipper High Current Yield Variable Underlying Funds Classification2. An overweight in airlines and financials, both of which had weak results for the year, and an underweight in the strongly performing metals and mining sector hampered returns. However, a generally conservative positioning led us to overweight utilities and health care, which did well as investors retreated from risky sectors. In addition, the fund's energy and utilities positions produced some top performing issues.

Airlines and financials disappointed

Aerospace had been the market's leading industry in 2006. However, in 2007 the industry faced pressure from rising oil prices and caution on the part of analysts and investors, who expressed concern about the industry's ability to maintain earnings in light of rising costs. As a result, the fund's positions in Delta Air Lines, Inc. and Northwest Airlines Corp. (0.2% and 1.1% of net assets, respectively) were a drag on relative performance. We reduced the fund's position in Delta, but continue to hold both airlines, which have emerged from bankruptcy with improved profits from flight reductions and should benefit from price increases. Also within aerospace, DAE Aviation Holdings, Inc. (0.8% of net assets) was a positive contributor for the year.

Subprime mortgage concerns plagued the financials sector for most of the year. Through its investments in AmeriCredit Corp. and General Motors Acceptance Corp. (0.4% and 1.4% of net assets, respectively), the fund had indirect exposure to companies that made subprime loans. Both positions detracted from performance. Investments in Hub International Holdings, Inc. and Sovereign Real Estate Investment Corp. (0.6% and 0.2% of net assets, respectively) also failed to meet expectations. By contrast, Fairfax Financial Holdings Ltd. and its subsidiary Crum & Forster Holdings Corp. (0.1% and 0.7% of net assets) made positive contributions to return.

1The Credit Suisse High Yield Index is designed to mirror the investible universe of the $US-denominated high yield debt market. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Columbia High Yield
Fund, Variable Series (Continued)

A conservative strategy benefited performance

Because we believed that the high-yield market reflected fair value and were concerned that investors were paying too much for the riskiest securities, we favored the most conservative areas of the market. As a result, the portfolio was overweight in health care and utilities, two top-performing sectors that benefited return. Within utilities, bankrupt power company Calpine Corp. (2.6% of net assets) gained some ground after a federal judge approved settlements with a group of creditors, which we believe should aid its effort to exit bankruptcy early in 2008. The company has also announced plans to re-list its restructured stock on the New York Stock Exchange after emerging from bankruptcy. Exposure to the energy sector was also positive. El Paso Natural Gas, a subsidiary of El Paso Corporation (0.1% of net assets), was also among the top performing issues for the fund.

Looking ahead

At the end of the fiscal year, the yield difference between Treasurys and high-yield bonds was extremely wide. Historically, this environment has presented attractive buying opportunities. However, we remain cautious in our investment approach as concerns about the economy mount. Nevertheless, we plan to use our disciplined security selection process to potentially take advantage of selected opportunities as they arise.

Past performance is no guarantee of future results.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. Since economic and market conditions change frequently, there can be no assurance that the trends described above will continue or that the forecasts will come to pass.

An investment in the Columbia High Yield Fund, Variable Series may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investing in high yield securities or "junk" bonds offers the potential for higher current income and attractive total return but involves certain risks. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make timely principal and interest payments.

Holdings are disclosed as of December 31, 2007, and are subject to change.

2

Columbia High Yield
Fund, Variable Series

Shareholder expense example

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges (loads) or redemption fees, where applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

07/01/07 – 12/31/07

Class B	Account value at the beginning of the period	Account value at the end of the period	Expenses paid during the period*
Actual	$1,000.00	$997.08	$3.32
Hypothetical**	$1,000.00	$1,021.88	$3.36

*  Expenses are equal to the annualized expense ratio of 0.66% for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the share class' most recent fiscal half-year and divided by 365. Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

**  Assumed 5% return per year before expenses.

3

Columbia Funds

Columbia High Yield Fund, Variable Series

Investment portfolio  December 31, 2007

Par		Value
	Corporate fixed-income bonds & notes — 87.3%
	Basic materials — 6.4%
	Chemicals — 1.8%
$210,000	CPG International I, Inc. 10.500% 07/01/13	$198,450
250,000	EquiStar Chemicals LP 7.550% 02/15/26	202,500
720,000	MacDermid, Inc. 9.500% 04/15/17(b)	676,800
205,000	Millennium America, Inc. 7.625% 11/15/26	166,050
	Mosaic Co.
645,000	7.375% 12/01/14(b)	690,150
775,000	7.625% 12/01/16(b)	837,000
390,000	NOVA Chemicals Corp. 7.863% 11/15/13(c)	364,650
910,000	Phibro Animal Health Corp. 10.000% 08/01/13(b)	910,000
670,000	Tronox Worldwide LLC/ Tronox Finance Corp. 9.500% 12/01/12	646,550
		4,692,150
	Forest products & paper — 3.5%
160,000	Abitibi-Consolidated, Inc. 8.850% 08/01/30	109,600
	Bowater, Inc.
1,830,000	9.375% 12/15/21	1,390,800
10,000	9.500% 10/15/12	8,300
	Georgia-Pacific Corp.
1,735,000	7.000% 01/15/15(b)	1,687,287
130,000	7.250% 06/01/28	114,400
155,000	7.375% 12/01/25	136,400
280,000	7.750% 11/15/29	256,200
2,106,000	8.000% 01/15/24	1,958,580
335,000	8.875% 05/15/31	323,275
320,000	Glatfelter 7.125% 05/01/16	315,200
	Norske Skog
145,000	7.375% 03/01/14	109,475
705,000	8.625% 06/15/11	585,150
1,873,000	Smurfit Capital Funding PLC 7.500% 11/20/25	1,769,985
		8,764,652
	Iron/steel — 0.4%
300,000	Allegheny Ludlum Corp. 6.950% 12/15/25	307,500
690,000	Allegheny Technologies, Inc. 8.375% 12/15/11	734,850
113,000	UCAR Finance, Inc. 10.250% 02/15/12	116,531
		1,158,881
	Metals & mining — 0.7%
	Freeport-McMoRan Copper & Gold, Inc.
465,000	8.250% 04/01/15	492,900
1,125,000	8.375% 04/01/17	1,206,563
		1,699,463
		16,315,146

Par(a)			Value
		Communications — 14.5%
		Media — 7.1%
	$926,648	CanWest Media, Inc. 8.000% 09/15/12	$874,524
	1,050,000	CanWest MediaWorks LP 9.250% 08/01/15(b)	1,027,688
	805,000	Cenveo Bridge Loan 9.845% 08/30/15(c)(d)	805,000
	325,000	Houghton Mifflin Co. 7.200% 03/15/11	320,938
		ION Media Networks, Inc.
	505,000	8.493% 01/15/12(b)(c)	491,744
	2,320,000	11.493% 01/15/13(b)(c)	2,282,300
	3,325,000	Lamar Media Corp. 7.250% 01/01/13	3,325,000
	755,000	LBI Media, Inc. 8.500% 08/01/17(b)	727,631
	110,000	Medianews Group, Inc. 6.875% 10/01/13	68,750
	1,480,000	Morris Publishing Group LLC 7.000% 08/01/13	1,074,850
		Nielsen Finance LLC
	1,141,828	7.146% 08/04/13(c)(d)	1,081,089
	701,614	7.110% 08/04/13(c)(d)	664,292
	2,160,000	Quebecor Media, Inc. 7.750% 03/15/16	2,073,600
	650,000	R.H. Donnelley Corp. 8.875% 10/15/17(b)	601,250
CAD	365,000	Shaw Communications, Inc. 7.500% 11/20/13	395,766
	275,000	Sun Media Corp. 7.625% 02/15/13	267,781
		Videotron Ltee
	1,475,000	6.375% 12/15/15	1,384,656
	325,000	6.875% 01/15/14	318,094
	280,000	Ziff Davis Media, Inc. 10.911% 05/01/12(c)(e)	261,800
			18,046,753
		Telecommunication services — 7.4%
	1,231,913	Alltel Communications, Inc. 7.778% 05/18/15(d)	1,185,545
	770,000	Centennial Cellular Operating Co./Centennial Communications Corp. 10.125% 06/15/13	808,500
	103,096	Colo.Com, Inc. 13.875% 03/15/10(b)(f)(g)(h)	—
	945,000	GCI, Inc. 7.250% 02/15/14	856,406
	460,000	Inmarsat Finance II PLC (i) 11/15/12 (10.375% 11/15/08)	446,775
	650,000	Intelsat Subsidiary Holding Co., Ltd. 8.250% 01/15/13	653,250
	81,000	Loral Cyberstar, Inc. 10.000% 07/15/06(f)(g)	—

See Accompanying Notes to Financial Statements.
4

Columbia Funds

Columbia High Yield Fund, Variable Series

Investment portfolio (continued)  December 31, 2007

Par		Value
	Telecommunication services — (continued)
	Lucent Technologies, Inc.
$180,000	5.500% 11/15/08	$178,425
4,830,000	6.450% 03/15/29	3,990,787
80,000	6.500% 01/15/28	66,100
655,000	Millicom International Cellular SA 10.000% 12/01/13	697,575
1,105,000	Nortel Networks Ltd. 10.750% 07/15/16(b)	1,160,250
	PanAmSat Corp.
385,000	9.000% 08/15/14	386,925
730,000	9.000% 06/15/16	735,475
1,395,000	Qwest Communications International, Inc. 7.250% 02/15/11	1,395,000
	Qwest Corp.
350,000	6.950% 06/30/10(c)(d)	354,083
2,885,000	7.200% 11/10/26	2,719,113
220,000	7.250% 09/15/25	206,800
2,305,000	8.875% 03/15/12	2,466,350
325,000	Windstream Regatta Holdings, Inc. 11.000% 12/01/17(b)	321,750
		18,629,109
		36,675,862
	Consumer cyclical — 13.8%
	Airlines — 1.0%
	DAE Aviation Holdings, Inc.
225,000	7.710% 07/31/09(c)(d)	223,664
75,000	8.080% 07/31/09(c)(d)	74,555
225,094	8.580% 07/31/14(c)(d)	223,758
170,418	8.600% 07/31/14(c)(d)	169,407
198,750	8.710% 07/31/14(c)(d)	197,570
198,750	9.080% 07/31/14(c)(d)	197,570
940,000	11.250% 08/01/15(b)	991,700
	Delta Air Lines, Inc.
215,000	8.250% 12/27/15(j)	9,675
470,000	2.875% 02/06/24(j)	21,150
275,000	2.875% 02/18/49(j)	12,375
280,000	8.000% 06/03/23(j)	12,600
40,000	8.300% 12/15/29(j)	1,900
280,000	9.250% 03/15/49(j)	12,600
1,535,000	9.750% 05/15/49(j)	72,912
285,000	10.000% 08/15/08(j)	12,825
1,705,000	10.125% 05/15/49(j)	80,987
275,000	10.375% 12/15/22(j)	12,375
470,000	10.375% 02/01/49(j)	21,150
	Northwest Airlines, Inc.
500,000	7.625% 11/15/23(j)	18,750
944,300	7.875% 03/15/08(j)	30,690
35,000	8.700% 03/15/49(j)	1,181
405,100	8.875% 06/01/49(j)	13,166
2,035,600	10.000% 02/01/09(j)	66,157
		2,478,717

Par		Value
	Apparel — 0.6%
$650,000	Quiksilver, Inc. 6.875% 04/15/15	$557,375
1,300,000	Unifi, Inc. 11.500% 05/15/14	1,066,000
		1,623,375
	Auto parts & equipment — 1.6%
620,000	Collins & Aikman Products Co. 12.875% 08/15/12(b)(f)(h)	620
	Goodyear Tire & Rubber Co.
130,000	6.375% 03/15/08	130,260
462,000	8.625% 12/01/11	481,635
905,000	11.250% 03/01/11	961,563
	Lear Corp.
540,000	8.500% 12/01/13	502,200
515,000	8.750% 12/01/16	468,650
	Tenneco Automotive, Inc.
1,505,000	8.625% 11/15/14	1,478,662
62,000	10.250% 07/15/13	66,030
		4,089,620
	Distribution/wholesale — 0.5%
1,380,000	Varietal Distribution Merger Sub, Inc. PIK, 10.250% 07/15/15(b)	1,314,450
	Entertainment — 0.8%
515,000	Isle of Capri Casinos, Inc. 7.000% 03/01/14	422,300
775,000	Shingle Springs Tribal Gaming Authority 9.375% 06/15/15(b)	751,750
895,000	Steinway Musical Instruments, Inc. 7.000% 03/01/14(b)	818,925
49,846	United Artists Theatre Circuit, Inc. 9.300% 07/01/15(f)	44,862
		2,037,837
	Housewares — 0.3%
605,000	Libbey Glass, Inc. 11.913% 06/01/11(c)	637,519
	Leisure time — 0.6%
	Town Sports International, Inc.
1,154,000	(i) 02/01/14 (11.000% 02/01/09)	1,096,300
600,463	6.938% 02/27/14(c)(d)	552,425
		1,648,725
	Lodging — 5.1%
	Boyd Gaming Corp.
560,000	6.750% 04/15/14	533,400
1,600,000	7.750% 12/15/12	1,620,000
	Caesars Entertainment, Inc.
365,000	7.000% 04/15/13	417,582
450,000	7.500% 09/01/09	478,103
430,000	8.875% 09/15/08	444,655

See Accompanying Notes to Financial Statements.
5

Columbia Funds

Columbia High Yield Fund, Variable Series

Investment portfolio (continued)  December 31, 2007

Par		Value
	Lodging — (continued)
$430,000	Chukchansi Economic Development Authority 8.000% 11/15/13(b)	$419,250
525,000	Galaxy Entertainment Finance Co., Ltd. 9.875% 12/15/12(b)	553,875
	Gaylord Entertainment Co.
625,000	6.750% 11/15/14	589,063
960,000	8.000% 11/15/13	955,200
1,435,000	Jacobs Entertainment, Inc. 9.750% 06/15/14	1,334,550
1,005,000	MGM Mirage 8.500% 09/15/10	1,042,687
	Mohegan Tribal Gaming Authority
665,000	6.375% 07/15/09	665,000
1,075,000	7.125% 08/15/14	1,040,062
	MTR Gaming Group, Inc.
680,000	9.000% 06/01/12	639,200
105,000	9.750% 04/01/10	105,000
	Penn National Gaming, Inc.
985,000	6.750% 03/01/15	998,544
305,000	6.875% 12/01/11	308,050
40,000	San Pasqual Casino 8.000% 09/15/13(b)	39,400
760,000	Seminole Hard Rock Entertainment, Inc. 7.491% 03/15/14(b)(c)	725,800
		12,909,421
	Retail — 2.5%
270,000	Harry & David Holdings, Inc. 9.000% 03/01/13	248,400
	Rite Aid Corp.
1,105,000	7.500% 01/15/15	1,000,025
900,000	7.500% 03/01/17	793,125
575,000	8.125% 05/01/10	563,500
2,050,000	8.625% 03/01/15	1,652,812
105,000	9.375% 12/15/15	87,150
475,000	9.500% 06/15/17	393,063
880,000	Sbarro, Inc. 10.375% 02/01/15	774,400
361,000	Star Gas Partners LP/ Star Gas Finance Co. 10.250% 02/15/13	375,440
590,000	Toys R Us, Inc. 7.625% 08/01/11	497,075
		6,384,990
	Textiles — 0.8%
1,840,000	INVISTA 9.250% 05/01/12(b)	1,904,400
		35,029,054
	Consumer non-cyclical — 11.8%
	Agriculture — 0.5%
	Reynolds American, Inc.
615,000	7.625% 06/01/16	653,742
620,000	7.750% 06/01/18	661,751
		1,315,493

Par		Value
	Beverages — 0.9%
	Constellation Brands, Inc.
$785,000	7.250% 05/15/17(b)	$726,125
575,000	8.000% 02/15/08	575,719
1,000,000	8.125% 01/15/12	1,002,500
		2,304,344
	Commercial Services — 2.2%
160,000	Cardtronics, Inc. 9.250% 08/15/13	156,000
845,000	Great Lakes Dredge & Dock Corp. 7.750% 12/15/13	790,075
1,435,000	Knowledge Learning Corp., Inc. 7.750% 02/01/15(b)	1,366,837
980,000	Language Line Holdings, Inc. 11.125% 06/15/12	1,024,100
110,000	Phoenix Color Corp. 13.000% 02/01/09	109,313
430,000	Protection One Alarm Monitoring 8.125% 01/15/09	427,312
1,295,000	Quebecor World, Inc. 9.750% 01/15/15(b)	972,869
720,000	Rural/Metro Corp. 9.875% 03/15/15	698,400
		5,544,906
	Food — 1.1%
685,000	Chiquita Brands International, Inc. 7.500% 11/01/14	601,088
	Pilgrim's Pride Corp.
165,000	7.625% 05/01/15	162,113
265,000	8.375% 05/01/17	259,700
915,000	Smithfield Foods, Inc. 7.750% 07/01/17	885,262
895,000	Stater Brothers Holdings 7.750% 04/15/15	863,675
		2,771,838
	Healthcare Products — 2.2%
995,000	Hanger Orthopedic Group, Inc. 10.250% 06/01/14	1,019,875
610,000	Invacare Corp. 9.750% 02/15/15	617,625
1,260,000	PTS Acquisition Corp. PIK, 9.500% 04/15/15(b)	1,168,650
	ReAble Therapeutics Finance LLC/ ReAble Therapeutics Finance Corp.
1,115,000	10.875% 11/15/14(b)	1,095,487
895,000	11.750% 11/15/14	814,450
380,000	Universal Hospital Services, Inc. 8.288% 06/01/15(c)	380,000
495,000	PIK, 8.500% 06/01/15	499,950
		5,596,037

See Accompanying Notes to Financial Statements.
6

Columbia Funds

Columbia High Yield Fund, Variable Series

Investment portfolio (continued)  December 31, 2007

Par		Value
	Healthcare Services — 3.7%
$1,720,000	Alliance Imaging, Inc. 7.250% 12/15/12(b)	$1,634,000
	BHM Technology
951,064	11.080% 07/21/13(c)(d)	684,766
38,043	11.100% 07/21/13(c)(d)	27,391
475,532	11.240% 07/21/13(c)(d)	342,383
	Community Health Systems, Inc.
2,360,429	7.733% 07/05/14(d)	2,268,716
1,345,000	8.875% 07/15/15	1,370,219
	HCA, Inc.
140,000	6.300% 10/01/12	124,600
1,140,000	9.250% 11/15/16	1,197,000
50,000	Psychiatric Solutions, Inc. 7.750% 07/15/15	49,875
276,000	Skilled Healthcare Group, Inc. 11.000% 01/15/14	295,320
	Talecris Biotherapeutics
470,250	8.380% 12/06/13(c)(d)	465,744
955,000	11.380% 12/06/14(c)(d)	948,434
		9,408,448
	Household Products/Wares — 0.4%
455,000	ACCO Brands Corp. 7.625% 08/15/15	406,088
640,000	Jarden Corp. 7.500% 05/01/17	550,400
		956,488
	Pharmaceuticals — 0.8%
1,070,000	Angiotech Pharmaceuticals, Inc. 8.874% 12/01/13(c)	1,016,500
595,000	NBTY, Inc. 7.125% 10/01/15	578,638
80,706	Warner Chilcott Corp. 6.878% 01/18/12(c)(d)	78,032
199,472	Series B, 6.830% 01/18/12(c)(d)	192,865
96,370	Series C, 6.830% 01/18/11(c)(d)	93,177
		1,959,212
		29,856,766
	Diversified — 0.6%
	Holding companies — 0.5%
830,000	Leucadia National Corp. 7.125% 03/15/17	767,750
510,000	Susser Holdings LLC 10.625% 12/15/13(b)	527,850
		1,295,600
	Holding companies- diversified — 0.1%
158,000	ESI Tractebel Acquisition Corp. 7.990% 12/30/11	159,640
		1,455,240

Par		Value
	Energy — 8.9%
	Coal — 0.4%
	Peabody Energy Corp.
$825,000	7.375% 11/01/16	$845,625
275,000	7.875% 11/01/26	279,125
		1,124,750
	Energy-alternate sources — 0.3%
830,000	VeraSun Energy Corp. 9.375% 06/01/17(b)	724,175
	Oil & gas — 5.8%
	Chaparral Energy, Inc.
1,615,000	8.500% 12/01/15	1,453,500
1,375,000	8.875% 02/01/17(b)	1,240,937
	Chesapeake Energy Corp.
1,565,000	6.375% 06/15/15	1,514,137
230,000	6.875% 11/15/20	220,800
	Forest Oil Corp.
285,000	7.250% 06/15/19(b)	286,425
175,000	8.000% 12/15/11	182,000
	Hilcorp Energy LP/ Hilcorp Finance Co.
745,000	7.750% 11/01/15(b)	731,963
365,000	9.000% 06/01/16(b)	377,775
	Mariner Energy, Inc.
1,195,000	7.500% 04/15/13	1,150,188
165,000	8.000% 05/15/17	156,956
2,475,000	Newfield Exploration Co. 6.625% 04/15/16	2,425,500
325,000	Parker Drilling Co. 9.625% 10/01/13	345,313
865,000	Petroquest Energy, Inc. 10.375% 05/15/12	890,950
1,555,000	Pride International, Inc. 7.375% 07/15/14	1,597,762
	Stone Energy Corp.
235,000	6.750% 12/15/14	217,963
840,000	8.250% 12/15/11	840,000
1,060,000	Whiting Petroleum Corp. 7.000% 02/01/14	1,049,400
		14,681,569
	Oil & gas services — 1.3%
	Allis-Chalmers Energy, Inc.
960,000	8.500% 03/01/17	916,800
1,120,000	9.000% 01/15/14	1,103,200
1,195,000	Complete Production Services, Inc. 8.000% 12/15/16	1,156,162
		3,176,162
	Oil, gas & consumable fuels — 0.2%
545,000	W&T Offshore, Inc. 8.250% 06/15/14(b)	510,938

See Accompanying Notes to Financial Statements.
7

Columbia Funds

Columbia High Yield Fund, Variable Series

Investment portfolio (continued)  December 31, 2007

Par		Value
	Pipelines — 0.9%
$295,000	El Paso Natural Gas Co. 7.625% 08/01/10	$301,477
	MarkWest Energy Partners LP
1,155,000	6.875% 11/01/14	1,100,137
640,000	8.500% 07/15/16	643,200
150,000	Northwest Pipeline Corp. 7.125% 12/01/25	155,250
		2,200,064
		22,417,658
	Financials — 12.6%
	Diversified financial services — 9.1%
	American Real Estate Partners LP/American Real Estate Finance Corp.
1,830,000	7.125% 02/15/13	1,720,200
1,495,000	7.125% 02/15/13(b)	1,405,300
1,245,000	AmeriCredit Corp. 8.500% 07/01/15(b)	949,312
770,000	AMR Real Estate Partners, LP 8.125% 06/01/12	745,938
	Cedar Brakes LLC
104,535	8.500% 02/15/14(b)	116,075
159,886	9.875% 09/01/13(b)	181,284
605,000	CEVA Group PLC 10.000% 09/01/14(b)	621,638
1,790,000	Daimler Chrysler 2nd Lien 11.500% 08/03/13(d)	1,576,542
	Ford Motor Credit Co.
1,925,000	7.375% 10/28/09	1,811,899
150,000	7.875% 06/15/10	138,400
4,510,000	General Motors Acceptance Corp. 6.750% 12/01/14	3,637,536
785,000	GMAC LLC 8.000% 11/01/31	658,517
	Hawker Beechcraft Acquisition Co. LLC/ Hawker Beechcraft Notes Co.
555,000	8.500% 04/01/15(b)	555,000
355,000	9.750% 04/01/17(b)	353,225
	LaBranche & Co., Inc.
425,000	9.500% 05/15/09	423,406
2,155,000	11.000% 05/15/12	2,109,206
	LVB Acquisition Merger Sub, Inc.
535,000	10.000% 10/15/17(b)	545,700
570,000	11.625% 10/15/17(b)	561,450
800,000	MXEnergy Holdings, Inc. 12.813% 08/01/11(c)	760,000
1,825,000	Rainbow National Services LLC 10.375% 09/01/14(b)	1,977,844
686,000	Regency Energy Partners LP/ Regency Energy Finance Corp. 8.375% 12/15/13	706,580
323,375	Transfirst 7.580% 06/15/14(d)	301,143
1,370,000	Vanguard Health Holding Co. LLC 9.000% 10/01/14	1,318,625
		23,174,820

Par		Value
	Insurance — 1.9%
$1,920,000	Crum & Forster Holdings Corp. 7.750% 05/01/17	$1,884,000
	Fairfax Financial Holdings Ltd.
105,000	7.375% 04/15/18	98,306
260,000	7.750% 07/15/37	238,225
15,000	8.300% 04/15/26	14,344
1,780,000	Hub International Holdings, Inc. 9.000% 12/15/14(b)	1,588,650
	Lumbermens Mutual Casualty
30,000	8.450% 12/01/97(b)(h)	262
645,000	9.150% 07/01/26(b)(h)	5,644
	USI Holdings Corp.
410,000	8.744% 11/15/14(b)(c)	350,550
755,000	9.750% 05/15/15(b)	607,775
		4,787,756
	Real estate — 0.6%
	LNR Property Corp.
205,000	7.630% 07/12/09(c)(d)	194,750
1,490,000	7.630% 07/12/11(c)(d)	1,418,294
		1,613,044
	Real estate investment trusts (REITs) — 1.0%
1,255,000	Omega Healthcare Investors, Inc. 7.000% 04/01/14	1,242,450
1,106,000	Trustreet Properties, Inc. 7.500% 04/01/15	1,189,782
		2,432,232
		32,007,852
	Industrials — 8.2%
	Building materials — 0.5%
760,000	Building Materials Holding Co. 10.688% 09/25/14(c)(d)	546,567
85,000	Dayton Superior Corp. 10.750% 09/15/08	87,231
735,000	Panolam Industries International, Inc. 10.750% 10/01/13	639,450
		1,273,248
	Electrical components & equipment — 0.1%
305,000	Belden CDT, Inc. 7.000% 03/15/17	297,375
	Electronics — 1.6%
	NXP BV/NXP Funding LLC
3,125,000	7.875% 10/15/14	2,968,750
1,060,000	9.500% 10/15/15	971,225
		3,939,975
	Environmental Control — 0.8%
1,955,000	Geo Sub Corp. 11.000% 05/15/12	1,925,675

See Accompanying Notes to Financial Statements.
8

Columbia Funds

Columbia High Yield Fund, Variable Series

Investment portfolio (continued)  December 31, 2007

Par		Value
	Metal fabricate/hardware — 0.4%
$225,000	Metals USA, Inc. 11.125% 12/01/15	$232,875
1,055,000	Neenah Foundary Co. 9.500% 01/01/17	849,275
		1,082,150
	Miscellaneous manufacturing — 1.5%
680,000	Actuant Corp. 6.875% 06/15/17(b)	673,200
2,050,000	RBS Global, Inc. & Rexnord Corp. 9.500% 08/01/14	2,029,500
557,088	Rental Services 8.750% 11/27/13(c)(d)	517,164
610,000	Sally Holdings LLC 9.250% 11/15/14	603,900
		3,823,764
	Packaging & containers — 1.2%
400,000	Jefferson Smurfit Corp. 8.250% 10/01/12	394,000
	Owens-Brockway Glass Container, Inc.
730,000	8.250% 05/15/13	757,375
52,000	8.875% 02/15/09	52,195
	Owens-Illinois, Inc.
425,000	7.350% 05/15/08	426,063
1,425,000	7.500% 05/15/10	1,442,812
		3,072,445
	Transportation — 1.8%
1,570,000	Bristow Group, Inc. 6.125% 06/15/13	1,507,200
280,000	Kansas City Southern de Mexico SA de CV 7.375% 06/01/14(b)	272,300
655,000	Saint Acquisition Corp. 12.500% 05/15/17(b)	338,144
2,210,000	Teekay Corp. 8.875% 07/15/11	2,317,737
		4,435,381
	Trucking & leasing — 0.3%
825,000	Greenbrier Companies, Inc. 8.375% 05/15/15	787,875
		20,637,888
	Technology — 2.8%
	Computers — 2.0%
	Sungard Data Systems, Inc.
330,000	3.750% 01/15/09	320,100
795,000	4.875% 01/15/14	697,613
1,480,562	6.898% 12/13/12(c)(d)	1,427,971
2,635,000	9.125% 08/15/13	2,681,112
		5,126,796
	Software — 0.8%
820,000	Open Solutions, Inc. 9.750% 02/01/15(b)	747,225
1,190,000	SS&C Technologies, Inc. 11.750% 12/01/13	1,285,200
		2,032,425
		7,159,221

Par		Value
	Utilities — 7.7%
	Electric — 7.7%
$2,140,000	AES Corp. 7.750% 03/01/14	$2,156,050
	AES Eastern Energy LP
227,714	9.000% 01/02/17	246,500
150,000	9.670% 01/02/29	178,500
	Calpine Corp.
6,049,000	8.500% 07/15/10(b)(k)	6,472,430
150,000	9.875% 12/01/11(b)(k)	156,750
870,000	Energy Future Holdings Corp. 10.875% 11/01/17(b)	874,350
1,890,000	Intergen NV 9.000% 06/30/17(b)	1,989,225
	Nevada Power Co.
775,000	5.875% 01/15/15	770,190
200,000	6.500% 04/15/12	207,138
	NRG Energy, Inc.
260,000	7.250% 02/01/14	253,500
720,000	7.375% 02/01/16	702,000
700,000	Reliant Energy Mid-Atlantic Power Holdings LLC 9.681% 07/02/26	760,375
	Reliant Energy, Inc.
275,000	7.625% 06/15/14	272,250
1,895,000	7.875% 06/15/17	1,876,050
2,525,000	Texas Competitive Electric Holdings Co. LLC 8.396% 10/10/14(c)(d)	2,478,310
		19,393,618
	Total corporate fixed-income bonds & notes (Cost of $229,279,830)	220,948,305
Shares
	Common stocks — 2.0%
	Communications — 0.0%*
	Telecommunication services — 0.0%*
35	Remote Dynamics, Inc.(l)	1
	Consumer discretionary — 0.7%
	Media — 0.7%
28,300	Belo Corp., Class A	493,552
12,800	CBS Corp., Class B	348,800
13,700	Gannett Co., Inc.	534,300
27,056	Haights Cross Communications, Inc.(f)(l)	261,090
		1,637,742
	Industrials — 1.2%
	Airlines — 1.2%
21,998	Delta Air Lines, Inc.(l)	327,550
189,581	Northwest Airlines Corp.(l)	2,750,820
		3,078,370

See Accompanying Notes to Financial Statements.
9

Columbia Funds

Columbia High Yield Fund, Variable Series

Investment portfolio (continued)  December 31, 2007

Shares		Value
	Road & rail — 0.0%*
195	Quality Distribution, Inc.(l)	$866
		3,079,236
	Information technology — 0.0%*
	Communications equipment — 0.0%*
3	Loral Space & Communications, Inc.(l)	103
	Technology — 0.0%*
	Software — 0.0%*
10,095	Quadramed Corp.(l)	19,080
	Utilities — 0.1%
	Gas utilities — 0.1%
52,900	Star Gas Partners LP(l)	210,013
	Total common stocks (Cost of $5,852,999)	4,946,175
Par
	Convertible bonds — 1.1%
	Communications — 0.9%
	Internet — 0.0%*
$296,350	At Home Corp. 4.750% 12/15/06(e)(f)	26,671
	Media — 0.4%
1,015,000	Sinclair Broadcast Group, Inc. 3.000% 05/15/27	908,425
	Telecommunication services — 0.5%
340,000	Ciena Corp. 3.750% 02/01/08	338,300
1,043,000	Nortel Networks Corp. 4.250% 09/01/08	1,023,444
		1,361,744
		2,296,840
	Consumer cyclical — 0.0%*
	Airlines — 0.0%*
690,000	Delta Air Lines, Inc. 8.000% 06/03/49(j)	31,050
	Financials — 0.2%
	Insurance — 0.2%
470,000	Conseco, Inc. 3.500% 09/30/35(m) (0.000% 09/30/10)	410,663
	Total convertible bonds (Cost of $2,813,932)	2,738,553

Shares		Value
	Preferred stocks — 0.2%
	Communications — 0.0%*
	Media — 0.0%*
25	Ziff Davis Holdings, Inc. 10.00%(l)	$250
	Financials — 0.2%
	Real estate investment trusts (REITs) — 0.2%
450,000	Sovereign Real Estate Investment Corp., 12.00%(b)	587,250
	Total preferred stocks (Cost of $561,082)	587,500
	Convertible preferred stock — 0.2%
	Technology — 0.2%
	Software — 0.2%
21,300	Quadramed Corp. 5.50%(b)	447,300
	Total convertible preferred stock (Cost of $500,250)	447,300
Units
	Warrants(m) — 0.0%*
	Communications — 0.0%*
	Telecommunication services — 0.0%*
125	Colo.Com, Inc. Expires 03/15/10(b)(f)(g)	—
	Media — 0.0%*
318	Haights Cross Communications, Inc. Expires 12/10/11(b)(f)	3,066
6,630	Ziff Davis Media, Inc., Series E Expires 08/12/12	66
		3,132
	Total warrants (Cost of $13,709)	3,132

See Accompanying Notes to Financial Statements.
10

Columbia Funds

Columbia High Yield Fund, Variable Series

Investment portfolio (continued)  December 31, 2007

Par		Value
	Short-term obligation — 7.5%
$19,080,000	Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/07, due 01/02/08 at 2.960%, collateralized by U.S. Government Agency Obligations with maturities to 10/18/21, market value $19,464,925 (repurchase proceeds $19,083,138)	$19,080,000
	Total short-term obligation (Cost of $19,080,000)	19,080,000

Total investments (Cost of $258,101,802)(n)	98.3%	248,750,965
Other assets & liabilities, net	1.7%	4,210,611
Net assets	100.0%	$252,961,576

Notes to investment portfolio:

(a)  Principal amount stated in United States dollars unless otherwise noted.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, these securities, which are not illiquid except for the following, amounted to $52,679,000, which represents 20.8% of net assets.

Security	Acquisition Date	Shares/ Units	Acquisition Cost	Market Value
Haights Cross Communications, Inc.
Warrants Expires: 12/10/11	01/15/04 – 02/03/06	318	$—	$3,066
Quadramed Corp.
Preferred Stock	06/16/04 – 02/01/06	21,300	500,250	447,300
Sovereign Real Estate Investment Corp.
Preferred Stock	08/21/00 – 10/17/06	450,000	561,082	587,250
				$1,037,616

(c)  The interest rate shown on floating rate or variable rate securities reflects the rate at December 31, 2007.

(d)  Loan participation agreement.

(e)  The issuer is in default of certain debt covenants. Income is not being accrued. At December 31, 2007, the value of these securities amounted to $288,471, which represents 0.1% of net assets.

(f)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(g)  Security has no value.

(h)  The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At December 31, 2007, the value of these securities amounts to $6,526, which represents less than 0.1% of net assets.

(i)  Step bond. Security is currently not paying coupon. Shown parenthetically is the next coupon rate to be paid.

(j)  Position reflects anticipated residual bankruptcy claims. Income is not being accrued.

(k)  The issuer is in default of certain debt covenants. Income is being accrued. At December 31, 2007, the value of these securities amounted to $6,629,180, which represents 2.6% of net assets.

(l)  Non-income producing security.

(m)  Step bond. The coupon will change to the coupon rate shown parenthetically on the date indicated.

(n)  Cost for federal income tax purposes is $258,951,904.

At December 31, 2007, the asset allocation of the Fund is as follows:

Asset allocation (unaudited)	% of net assets
Corporate fixed-income bonds & notes	87.3
Common stocks	2.0
Convertible bonds	1.1
Preferred stocks	0.2
Convertible preferred stock	0.2
Warrants	0.0	*
	90.8
Short-term obligation	7.5
Other assets & liabilities, net	1.7
	100.0

*  Rounds to less than 0.1%.

Acronym	Name
CAD	Canadian dollar

PIK	Payment-In-Kind

See Accompanying Notes to Financial Statements.
11

Columbia High Yield Fund, Variable Series

Statement of assets and liabilities  December 31, 2007

Assets
Investments, at cost	$258,101,802
Investments, at value	248,750,965
Cash	37,837
Receivable for:
Investments sold	73,324
Fund shares sold	450,605
Interest	4,397,193
Dividends	8,680
Expense reimbursement due from Investment Advisor	86,378
Trustees' deferred compensation plan	7,938
Total assets	253,812,920
Liabilities
Payable for:
Investments purchased	327,698
Fund shares repurchased	209,949
Investment advisory fee	118,509
Administration fee	47,884
Transfer agent fee	39
Pricing and bookkeeping fees	8,084
Trustees' fees	47,936
Audit fee	33,218
Custody fee	1,863
Reports to shareholders	33,872
Distribution fees	8,477
Chief compliance officer expenses	177
Trustees' deferred compensation plan	7,938
Other liabilities	5,700
Total liabilities	851,344
Net assets	$252,961,576
Net assets consist of
Paid-in capital	$250,817,720
Undistributed net investment income	20,649,611
Accumulated net realized loss	(9,154,976)
Net unrealized appreciation (depreciation) on:
Investments	(9,350,837)
Foreign currency translations	58
Net assets	$252,961,576
Class A:
Net assets	$86,237,823
Shares outstanding	7,743,703
Net asset value per share	$11.14
Class B:
Net assets	$166,723,753
Shares outstanding	14,980,136
Net asset value per share	$11.13

See Accompanying Notes to Financial Statements.
12

Columbia High Yield Fund, Variable Series

Statement of operations  For the year ended December 31, 2007

Investment income
Interest	$22,426,988
Dividends	92,796
Foreign taxes withheld	(113)
Total investment income	22,519,671
Expenses
Investment advisory fee	1,570,602
Administration fee	642,494
Distribution fees – Class B	478,958
Transfer agent fee	215
Pricing and bookkeeping fees	42,608
Trustees' fees	18,802
Custody fee	15,787
Reports to shareholders	189,129
Chief compliance officer expenses	670
Other expenses	93,071
Total expenses	3,052,336
Fees and expenses waived or reimbursed by Investment Advisor	(851,295)
Fees waived by Distributor – Class B	(364,008)
Custody earnings credit	(6,099)
Net expenses	1,830,934
Net investment income	20,688,737
Net realized and unrealized gain (loss) on investments and foreign currency
Net realized gain (loss) on:
Investments	2,705,897
Foreign currency transactions	4,609
Realized loss on disposal of investments in violation of investment restrictions	(11,183)
Reimbursement by Investment Sub-Advisor of loss on disposal of investments in violation of investment restrictions	11,183
Net realized gain	2,710,506
Net change in unrealized depreciation on:
Investments	(18,699,717)
Foreign currency translations	(555)
Net change in unrealized depreciation	(18,700,272)
Net loss	(15,989,766)
Net increase resulting from operations	$4,698,971

See Accompanying Notes to Financial Statements.
13

Columbia High Yield Fund, Variable Series

Statement of changes in net assets

	Year ended December 31,
Increase (decrease) in net assets	2007	2006(a)
Operations
Net investment income	$20,688,737	$14,828,444
Net realized gain (loss) on investments and foreign currency transactions	2,710,506	(3,091,248)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(18,700,272)	12,022,619
Net increase resulting from operations	4,698,971	23,759,815
Distributions to shareholders
From net investment income:
Class A	(4,733,760)	(2,489,386)
Class B	(10,919,229)	(4,273,428)
From net realized gains:
Class A	—	(846,693)
Class B	—	(1,487,605)
Total distributions to shareholders	(15,652,989)	(9,097,112)
Share transactions
Class A:
Subscriptions	4,439,638	5,080,411
Proceeds received in connection with merger	—	7,146,572
Distributions reinvested	4,733,760	3,336,356
Redemptions	(19,776,766)	(19,191,586)
Net decrease	(10,603,368)	(3,628,247)
Class B:
Subscriptions	30,704,833	32,029,533
Proceeds received in connection with merger	—	178,948,368
Distributions reinvested	10,919,229	5,761,032
Redemptions	(60,078,481)	(31,150,197)
Net increase (decrease)	(18,454,419)	185,588,736
Net increase (decrease) from share transactions	(29,057,787)	181,960,489
Total increase (decrease) in net assets	(40,011,805)	196,623,192
Net assets
Beginning of period	292,973,381	96,350,189
End of period	252,961,576	292,973,381
Undistributed net investment income at end of period	$20,649,611	$14,540,837
Changes in shares
Class A:
Subscriptions	385,708	461,060
Issued in connection with merger	—	645,718
Distributions reinvested	425,315	306,087
Redemptions	(1,730,361)	(1,736,659)
Net decrease	(919,338)	(323,794)
Class B:
Subscriptions	2,644,519	2,877,718
Issued in connection with merger	—	16,167,651
Distributions reinvested	981,063	528,051
Redemptions	(5,398,252)	(2,820,614)
Net increase (decrease)	(1,772,670)	16,752,806

(a)  Class B shares commenced operations on May 1, 2006.

See Accompanying Notes to Financial Statements.
14

Columbia High Yield Fund, Variable Series

Financial Highlights

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31, 2007		Period Ended December 31, 2006(a)(b)
Class B
Net Asset Value, Beginning of Period	$11.53		$11.05
Income from Investment Operations:
Net investment income(c)	0.83		0.50
Net realized and unrealized gain (loss) on investments and foreign currency	(0.63)		0.36
Total from Investment Operations	0.20		0.86
Less Distributions to Shareholders:
From net investment income	(0.60)		(0.28)
From net realized gains	—		(0.10)
Total Distributions to Shareholders	(0.60)		(0.38)
Net Asset Value, End of Period	$11.13		$11.53
Total return(d)(e)	1.70	%(f)	7.95	%(g)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense(h)	0.66%		0.66%
Interest expense	—		—	%(i)(j)
Net expenses(h)	0.66%		0.66	%(i)
Waiver/Reimbursement	0.49%		0.44	%(i)
Net investment income(h)	7.21%		6.65	%(i)
Portfolio turnover rate	46%		80	%(g)
Net assets, end of period (000's)	$166,724		$193,138

(a)  On May 1, 2006, Nations High Yield Bond Portfolio was renamed Columbia High Yield Fund, Variable Series.

(b)  Class B shares commenced operations on May 1, 2006.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Includes a reimbursement by the investment sub-advisor for a realized investment loss on disposal of an investment not meeting the Fund's investment restrictions. This reimbursement increased total return and net asset value per share by less than 0.01%, and $0.01, respectively.

(g)  Not annualized.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.
15

Columbia High Yield Fund, Variable Series

Notes to financial statements  December 31, 2007

Note 1.  Organization

Columbia High Yield Fund, Variable Series (the "Fund") is a diversified series of Columbia Funds Variable Insurance Trust I (the "Trust"). The Trust, registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, was organized as a Delaware statutory trust on November 24, 1997.

Investment Objective:  The Fund seeks maximum income by investing in a diversified portfolio of high yield debt securities.

Fund Shares: The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. The Fund is an underlying investment vehicle for certain variable annuity contracts and variable life insurance policies issued by life insurance companies.

Note 2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation: Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at over-the-counter or exchange bid quotations. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a

16

Columbia High Yield Fund, Variable Series

Notes to financial statements (continued)  December 31, 2007 framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions: Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Loan Participations and Commitments: The Fund may invest in loan participations. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participation ("Selling Participant"), but not the borrower. However, the Fund assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned between the Fund and the borrower. The Fund may not directly benefit from the collateral supporting the senior loan which it has purchased from the Selling Participant.

Repurchase Agreements: The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions: The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Income Recognition: Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities unless otherwise noted. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Determination of Class Net Asset Values: All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status: The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income or excise taxes.

Dividends and Distributions to Shareholders: Dividends from net investment income, if any, are distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the record date of the distribution.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

17

Columbia High Yield Fund, Variable Series

Notes to financial statements (continued)  December 31, 2007

Note 3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for Section 988 reclasses, discount accretion/premium amortization on debt securities, expired capital loss carryforwards and foreign currency transactions were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$1,073,026	$426,924	$(1,499,950)

Net investment income and net realized gains, as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

	December 31, 2007	December 31, 2006
Distributions paid from:
Ordinary Income*	$15,652,989	$7,142,035
Long-Term Capital Gains	—	1,955,077

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Net Unrealized (Depreciation)*
$21,487,223	$(10,200,939)

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at December 31, 2007, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$3,943,938
Unrealized depreciation	(14,144,877)
Net unrealized depreciation	$(10,200,939)

The following capital loss carryforwards, determined as of December 31, 2007, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2008	$4,226,387
2009	260,165
2010	908,941
2012	97,587
2013	418,850
2014	3,225,732
$9,137,662

18

Columbia High Yield Fund, Variable Series

Notes to financial statements (continued)  December 31, 2007

Of the capital loss carryforwards attributable to the Fund at December 31, 2007, $1,702,247 ($150,572 expiring December 31, 2008, $126,297 expiring December 31, 2009, $908,941 expiring December 31, 2010, $97,587 expiring December 31, 2012 and $418,850 expiring December 31, 2013) remains from the Fund's merger with Columbia High Yield Fund, Variable Series and $4,209,683 ($4,075,815 expiring December 31, 2008 and $133,868 expiring December 31, 2009) remains from the Fund's merger with Colonial High Yield Securities Fund, Variable Series. Utilization of these losses could be subject to limitations imposed by the Internal Revenue Code.

Capital loss carryforwards of $1,499,951 and 1,294,467 expired and were utilized to offset current year gains, respectively, during the year ended December 31, 2007.

The Fund adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109 ("FIN 48") effective June 29, 2007. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to net assets. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4.  Fees and Compensation Paid to Affiliates

Investment Advisory Fee: Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides the Fund with investment advisory services. Columbia receives an investment advisory fee, calculated daily and payable monthly, at the annual rate of 0.55% of the Fund's average daily net assets.

Sub-Advisory Fee: MacKay Shields LLC ("MacKay Shields") has been retained by Columbia to serve as the investment sub-advisor to the Fund. As the sub-advisor, MacKay Shields is responsible for the daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Fund. Columbia, from the investment advisory fee it receives, pays MacKay Shields a monthly sub-advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $100 Million	0.400%
$100 Million to $200 Million	0.375%
Over $200 Million	0.350%

Administration Fee: Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.23% of the Fund's average daily net assets less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below.

Pricing and Bookkeeping Fees: The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus a monthly fee based on an annualized percentage rate

19

Columbia High Yield Fund, Variable Series

Notes to financial statements (continued)  December 31, 2007 of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for direct internal costs related to accounting oversight and for services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002 ("direct internal costs") and out-of-pocket expenses. Effective January 1, 2008, the Fund no longer reimburses Columbia for the direct internal costs.

For the year ended December 31, 2007, the amount charged to the Fund by affiliates included on the Statement of Operations under "Pricing and bookkeeping fees" aggregated to $14,303, of which $1,547 is unpaid.

Transfer Agent Fee: Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Effective January 1, 2008, the annual rate increases to $17.34 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Underwriting Discounts and Distribution Fee: Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, serves as distributor of the Fund's shares. The Trust has adopted a distribution plan (the "Distribution Plan") with respect to the Class B shares of the Fund, pursuant to Rule 12b-1 under the 1940 Act. Payments under the Distribution Plan are calculated daily and paid monthly at a maximum annual rate of 0.25% of the average daily net assets of the Class B shares. The Distributor has contractually agreed to waive 0.19% of the distribution fees applicable to the Fund's Class B shares until April 30, 2008.

Fees Paid to Officers and Trustees: All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, another portfolio of the Trust. The expense for the deferred compensation plan is included in "Trustees' fees" in the Statement of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" in the Statement of Assets and Liabilities.

Custody Credits: The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Expense Limits and Fee Waivers: Columbia and/or some of the Fund's other service providers have contractually agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual Fund operating expenses (exclusive

20

Columbia High Yield Fund, Variable Series

Notes to financial statements (continued)  December 31, 2007 of distribution and shareholder servicing fees and interest) do not exceed 0.60% annually through April 30, 2008. There is no guarantee that these waivers and/or limitations will continue after April 30, 2008.

Note 5.  Portfolio Information

For the year ended December 31, 2007, the aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government agency obligations and short-term investments, were $118,454,303 and $134,049,202 respectively.

Note 6.  Shares of Beneficial Interest

As of December 31, 2007, the Fund had four shareholders that collectively held 85.8% of the Fund's shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 7.  Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. The committed line of credit charges an annual operations agency fee of $40,000. The uncommitted line of credit may charge an annual administration fee of $15,000. State Street waived the administration fee for the annual extension of the facility on September 17, 2007. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets and are included in "Other expenses" in the Statement of Operations.

For the year ended December 31, 2007, the Fund did not borrow under these arrangements.

Note 8. Other

During the year ended December 31, 2007, MacKay Shields reimbursed the Fund $11,183 for a realized investment loss on a transaction not meeting the Fund's investment restrictions.

Note 9.  Disclosure of Significant Risks and Contingencies

Unfunded Loans: As of December 31, 2007, the Fund had unfunded loan commitments pursuant to the following loan agreements:

Borrower:	Unfunded Commitment
Community Health Systems Delayed Draw	$75,000
LNR Property Corp. Term Loan A2	205,000

High-Yield Securities: Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

21

Columbia High Yield Fund, Variable Series

Notes to financial statements (continued)  December 31, 2007

Legal Proceedings: On February 9, 2005, Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC ("BACAP Distributors," now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order") on matters relating to mutual fund trading. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. (now merged into Columbia Management Advisors, LLC) and Columbia Funds Distributors, Inc. (now merged into Columbia Management Distributors, Inc.), the investment advisor to and distributor of the funds then known as the Columbia Funds, respectively, to reduce the management fees of Columbia Funds, including the Nations Funds that are now known as Columbia Funds, and other mutual funds, collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Boards of the Nations Funds now known as Columbia Funds have an independent Chairman, are comprised of at least 75% independent trustees and have engaged an independent consultant with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, the $375 million in settlement amounts described above, of approximately $90 million has been earmarked for seventeen of the Nations Funds that are now known as Columbia Funds and their shareholders, will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action — Mehta v AIG SunAmerica Life Assurance Company — involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc. and now known as

22

Columbia High Yield Fund, Variable Series

Notes to financial statements (continued)  December 31, 2007

Columbia Management Advisors, LLC) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal has been appealed to the United States Court of Appeals for the Fourth Circuit.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust's motion to dismiss this action on December 16, 2005. No appeal was filed. On December 28, 2005, the same plaintiff's attorneys filed another putative class action asserting the same claims (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. The Court granted Columbia Funds Series Trust's motion to dismiss this action on December 27, 2006. The plaintiffs have appealed the decision dismissing this action to the United States Court of Appeals for the Eighth Circuit. That appeal is pending. On February 22, 2006, another putative class action asserting the same claims (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. The plaintiffs voluntarily dismissed this case against Columbia Funds Series Trust and William Carmichael on October 25, 2006. Bank of America, N.A. and Bank of America Corporation are still defendants in the case, pending a ruling on their motion to dismiss.

Note 10.  Business Combinations and Mergers

Effective May 1, 2006, Columbia High Yield Fund, Variable Series, a series of Liberty Variable Investment Trust, merged into Nations High Yield Bond Portfolio. Nations High Yield Bond Portfolio was then renamed Columbia High Yield Fund, Variable Series. Nations High Yield Bond Portfolio received a tax-free transfer of assets from Columbia High Yield Fund, Variable Series as follows:

Shares Issued	Net Assets Received	Unrealized Depreciation[1]
16,813,369	$186,094,940	$(3,845,715)

Net Assets of Nations High Yield Bond Portfolio Prior to Combination	Net Assets of Columbia High Yield Fund, Variable Series Immediately Prior to Combination	Net Assets of Nations High Yield Bond Portfolio Immediately After Combination
$97,005,628	$186,094,940	$283,100,568

1  Unrealized depreciation is included in the Net Assets Received.

23

Columbia Funds

Report of Independent Registered Public Accounting Firm

To the Class B Shareholders of Columbia High Yield Fund, Variable Series and Trustees of Columbia Funds Variable Insurance Trust I

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Columbia High Yield Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust I) at December 31, 2007, the results of its operations, the changes in its net assets and the Class B financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 22, 2008

24

Columbia Funds

Fund governance trustees

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, address and age, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee/director, Other directorships held
INDEPENDENT TRUSTEES

Edward J. Boudreau (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director, E.J. Boudreau &Associates (consulting), from 2000 through current. Oversees 69. None.

William P. Carmichael (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired. Oversees 69. Director — Cobra Electronics Corporation (electronic equipment manufacturer); Spectrum Brands, Inc. (consumer products); Simmons Company (bedding); and The Finish Line (sportswear)

William A. Hawkins (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President, Retail Banking-IndyMac Bancorp, Inc., from September 1999 to August 2003; retired. Oversees 69. None.

R. Glenn Hilliard (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), from April 2003 through current, Chairman and Chief Executive Officer, ING Americas, from 1999 to April 2003; Non-Executive Director and Chairman — Conseco, Inc. (insurance), from September 2004 through current. Oversees 69. Director — Conseco, Inc. (insurance) and Alea Group Holdings (Bermuda), Ltd. (insurance)

John J. Nagorniak (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	President and Director — Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director — Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman — Franklin Portfolio Associates (investing — Mellon affiliate), 1982 through 2007; retired. Oversees 69. Trustee and Chairman — Research Foundation of CFA Institute; Director — MIT Investment Company; Trustee — MIT 401k Plan.

Anthony M. Santomero (Born 1946) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	President and Chief Executive Officer — Federal Reserve Bank of Philadelphia, 2000 through April 2006; Senior Advisor — McKinsey & Company (consulting), July 2006 through December 2007; Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, through current. Oversees 69. None.

Minor M. Shaw (Born 1947) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President — Micco Corporation and Mickel Investment Group. Oversees 69. Board Member — Piedmont Natural Gas.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

25

Columbia Funds

Fund governance trustees (continued)

Name, address and age, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years
OFFICERS

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	President — Columbia Funds, since October 2004; Managing Director — Columbia Management Advisors, LLC, since September 2004; Senior Vice President — Columbia Management Distributors, Inc., since January 2005; Director — Columbia Management Services, Inc., since January 2005; Director — Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director — FIM Funding, Inc., since January 2005; President and Chief Executive Officer — CDC IXIS AM Services, Inc. (asset management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer — Columbia Funds, since October 2003; Treasurer — the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 — December 2006; Vice President — Columbia Management Advisors, Inc., since April 2003; President — Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer — Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 — Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director of the Adviser and Bank of America Investment Product Group Compliance since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management from August 2004 to May 2005; Managing Director, Deutsche Asset Management prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration since January 2006; Managing Director of Columbia Management of the Adviser from September 2004 to December 2005; Vice President of Fund Administration from June 2002 to September 2004. Vice President of Product Strategy and Development prior to September 2004.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July 2000 to April 2003.

Marybeth C. Pilat(Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2007)	Vice President, Mutual Fund Valuation of the Advisor since January 2006; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October 2004; Vice President-Trustee Reporting from April 2002 to October 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October 2002.

26

Columbia High Yield Fund, Variable Series

Board Consideration and Re-Approval of Investment Advisory Agreements

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees of Columbia Funds Variable Insurance Trust I (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report, (i) the investment advisory agreement with Columbia Management Advisors, LLC ("CMA") for Columbia High Yield Fund, Variable Series and (ii) the investment sub-advisory agreement with MacKay Shields LLC ("MacKay Shields") for Columbia High Yield Fund, Variable Series. The investment advisory agreement with CMA and the investment sub-advisory agreement with MacKay Shields (the "Sub-Adviser") are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements." The Fund identified above is referred to as the "Fund."

More specifically, at meetings held on October 15-17, 2007, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Adviser and the re-approval of the Advisory Agreements. The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). During the fee review process, the Consultant's role was to manage the review process to ensure that fees are negotiated in a manner that is at arms' length and reasonable. The Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Consultant's report is available at http://www.columbiafunds.com.

In preparation for the October meetings, the Board met in August and again in September for review and discussion of the materials described below. The Board's review and conclusions are based on comprehensive consideration of all information presented to it and not the result of any single controlling factor.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by CMA and the Sub-Adviser under the Advisory Agreements. The Board also received and considered general information regarding the types of services investment advisers provide to other funds, who, like the Fund, are provided administration services under a separate contract. The most recent investment adviser registration forms ("Forms ADV") for CMA and the Sub-Adviser were made available to the Board, as were CMA's and the Sub-Adviser's responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA and the Sub-Adviser.

In addition, the Board considered the investment and legal compliance programs of the Fund, CMA and the Sub-Adviser, including their compliance policies and procedures and reports of the Fund's Chief Compliance Officer.

The Board evaluated the ability of CMA and the Sub-Adviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA's compensation program for its personnel involved in the management of the Fund. The Board also considered CMA's investment in further developing its research and trading departments.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by CMA and the Sub-Adviser.

Fund Performance and Expenses

The Board considered the one-year, three-year, five-year and ten-year performance results for the Fund, as relevant. It also considered these results in comparison to the performance results of the group of funds that was determined by Lipper Inc.

27

("Lipper") to be the most similar to the Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to the Fund's benchmark index. Lipper is an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in the Fund's Peer Group and Universe and considered potential imprecision resulting from the selection methodology.

The Board received and considered statistical information regarding the Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for the Fund's Peer Group and Universe, which comparative data was provided by Lipper. Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from the composition for performance to provide a more accurate basis of comparison. The Board also considered information in the Lipper data that ranked the Fund based on: (i) the Fund's one-year performance compared to actual management fees; (ii) the Fund's one-year performance compared to total expenses; (iii) the Fund's three-year performance compared to actual management fees; and (iv) the Fund's three-year performance compared to total expenses.

Investment Advisory and Sub-Advisory Fee Rates

The Board reviewed and considered the proposed contractual investment advisory fee rate together with the administration fee rate payable by the Fund to CMA for investment advisory services (the "Contractual Management Rate"). The Board also reviewed and considered the proposed contractual investment sub-advisory fee rate (the "Sub-Advisory Agreement Rate") payable by CMA to the Sub-Adviser for investment sub-advisory services. In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rate and considered the Contractual Management Rate after taking the waivers/caps into account (the "Actual Management Rate"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to the NYAG Settlement. The Board also noted reductions in Actual Management Rates and/or total expenses of certain funds across the fund complex. Additionally, the Board received and afforded specific attention to information comparing the Contractual Management Rate and Actual Management Rate with those of the other funds in the Peer Group.

The Board concluded that the factors noted above supported the Contractual Management Rate and the Actual Management Rate, and the approval of the Advisory Agreements for the Fund.

The Board also reviewed the Sub-Advisory Agreement Rate charged by MacKay Shields, which serves as Sub-Adviser to the Fund. The Board concluded that the Sub-Advisory Agreement Rate was fair and equitable, based on its consideration of the factors described above.

Profitability

The Board received and considered a detailed profitability analysis of CMA based on the Contractual Management Rate and the Actual Management Rate, as well as on other relationships between the Funds on the one hand and CMA affiliates on the other. The analysis included complex-wide and Fund information and a comparison of results using alternative allocation methodologies. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits that CMA and its affiliates received from providing these services to the Fund were not unreasonable.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Most particularly, CMA provided information showing that, as a percentage of fund assets, CMA's complex-wide revenues, expenses and profits declined over a two-year period during which fund assets increased by 21%. The Board concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

28

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients

The Board also received and considered information about the nature and extent of services and fee rates offered by CMA and the Sub-Adviser to other clients, including separate accounts and institutional investors. In this regard, the Board concluded that, where the Contractual Management Rate, Sub-Advisory Agreement Rate and Actual Management Rate were appreciably above the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Adviser, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Funds.

Other Benefits to CMA

The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates and the Sub-Adviser as a result of their relationship with the Fund. Such benefits could include, among others, benefits attributable to CMA's and the Sub-Adviser's relationships with the Fund (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's and the Sub-Adviser's business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or the Sub-Adviser).

The Board considered the effectiveness of the policies of the Fund in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's and the Sub-Adviser's methods for allocating portfolio investment opportunities among the Funds and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review

As discussed above, the Board reviews materials received from CMA annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Fund receives throughout the year. In this regard, the Board reviews reports of CMA and the Sub-Adviser at each of its quarterly meetings, which includes, among other things, a portfolio review and Fund performance reports. In addition, the Board confers with the portfolio managers of the Funds at various times throughout the year.

Conclusion

After considering the above-described factors, based on its deliberations and its evaluation of the information provided, the Board concluded that the compensation payable to CMA and the Sub-Adviser under the Advisory Agreements was fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreements.

29

Summary of Management Fee Evaluation By Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE
CONSULTANT TO THE COLUMBIA NATIONS FUNDS

Prepared pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State,
Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc
October 19, 2007

I. OVERVIEW

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CFD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared the third annual written evaluation of the fee negotiation process. Last year's report (the "2006 Report") was completed by my immediate predecessor IFC, John Rea, who has provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

1  CMA and CFD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the "Funds."

30

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years and finally reviews the status of recommendations made in the 2006 Report.

II. SUMMARY OF FINDINGS

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2007 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years, especially money market Fund performance when ranked in iMoneyNet universes. In each of the 1-year and 3-year periods, 62% of Nations Funds, including 11 of 12 money market Funds, ranked in the top two performance quintiles. The three- and five-year performance rankings of the subadvised Funds are relatively strong, although the 1-year records of most Funds subadvised by Marsico Capital Management ("Marsico" or "MCM") are well below their peers.

4.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

5.  The Nations equity Funds' overall performance adjusted for risk was strong. The performance of 16 0f the 18 equity Funds included in the risk analysis bettered the median in 3-year performance adjusted and unadjusted for risk. No pattern was detected for fixed-income Funds.

6.  The industry-standard procedure used by third parties such as Lipper and Morningstar to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1-fee or A share classes of the Funds are compared to the performance universe that includes all share classes of competitive multi-class funds. Therefore, the procedure ranks shares with zero or 25 basis point 12b-1 fees against classes of competitive funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of competitive funds with comparable 12b-1 fees lowers the relative performance for the Funds examined but does not call into question the general finding that the Nations Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers, with the exception of subadvised funds. Only 17% of the Funds ranked in the two most expensive quintiles for total expenses and 32% in those quintiles for actual management fees.

8.  Generally, the Nations equity Funds with the highest relative fees and expenses are subadvised. These Funds account for 70% of the fourth and fifth quintile rankings for the actual management fee and total expense measures combined. The vast majority of the subadvised equity Funds were in the bottom two quintiles.

9.  Most of the subadvised Funds have management fees that are 11 to 20 basis points higher than those of non-subadvised Columbia Funds with comparable investment styles.

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D. Trustees' Fee and Performance Evaluation Process

10.  The Trustees' evaluation process identified 14 Funds in 2007 for further review based upon their relative performance or expenses or a combination of the two. CMG and Marsico provided further information about those Funds to assist the Trustees in their evaluation. The Trustees, of course, may choose to seek additional information about Nations Funds that do not meet the criteria for further review.

E. Possible Economies of Scale

11.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG did not, however, identify specific sources of economies of scale nor provide estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

12.  An examination of the management fee schedules of a selected number of the Nations Funds suggests that, as a general matter, the breakpoint schedules of these Funds are not out of line with those of competitors.

13.  An analysis of management and administration expenses incurred by CMA in managing the Nations money market Funds finds that the ratio of these expenses to assets levels off above $5 billion. This finding suggests that CMA's proposed restructuring of the money market Funds' management fee schedule is consistent with this relationship between expenses and assets.

F. Management Fees Charged to Institutional Clients

14.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds than for institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

15.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs for purposes of calculating Fund profitability, both direct and indirect, is thoughtful and detailed. CMG also provided profitability data assuming that costs were allocated by assets, demonstrating that the choice of allocation method can have a substantial effect on fund profitability. However, notwithstanding the limitations of any effort to allocate costs to a particular fund, we believe that the ABC method represented a better approximation of CMG's costs of providing services to the Funds than did asset-based allocation.

16.  The materials that set out CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate CMG's expenses and profitability for each Fund.

17.  In 2006, CMG's complex-wide pre-tax margins on the Nations Funds were above the industry median before distribution and below the median when distribution revenues and expenses were included, based on limited data available about publicly-held mutual fund managers. However, as is to be expected in a complex comprising 63 Funds, some Nations Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Nations Funds operate at a loss. There appeared to be some relationship between fund size and profitability, with smaller Funds generally operating at a loss. In particular, the money market Funds as a group had generally higher management-only profit margins than other Nations Funds.

18.  For the Nations Funds subadvised by Marsico, CMG treats the subadvisory fee paid to Marsico as an expense. To reflect Marsico's status as an affiliated company, CMG has provided alternative profitability estimates based on its understanding with Marsico that 35 percent of the subadvisory fee represents Marsico's costs in providing these services. This adjustment thus increases the reported profitability of the Marsico-advised Funds. However, the pending sale of Marsico to its management team would make this treatment not applicable in future years, because Marsico's profits would no longer be retained by a CMG affiliate.

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19.  CMG shares a fixed percentage of its management fee revenues with an affiliate, the Private Bank of Bank of America ("PB" or "Private Bank"), to compensate the PB for services it performs with respect to Nations Fund assets held for the benefit of PB customers. In 2006, these payments totaled $75.5 million. Based on our analysis of the services provided by the PB, we believe all such payments should be regarded as a distribution expense, except for any portion attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

III. RECOMMENDATIONS

1.  Risk-adjusted performance. CMG should provide the Trustees with quantitative information about the risk of each Fund in a format that allows the risk and return of each Fund to be evaluated simultaneously. As part of that effort CMG should develop reliable risk metrics for money market Funds, balanced Funds, and Funds of Funds. CMG should also explain why it believes gross return is a better metric for fixed-income Funds than the net returns used in standard performance reporting.

2.  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style, and each complex (of which Nations is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

3.  Economies of scale. CMG should provide the Trustees with an analysis of potential economies of scale that considers the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase. CMG may consider using the framework suggested for the analysis or any other suitable framework that addresses the relevant concerns.

4.  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include risk and profitability metrics and should feel free to request additional information and explanation from CMG with respect to any Nations Fund whether or not it qualifies as a "Review Fund."

5.  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Funds (which would differ each year) should be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Nations Fund each year would not be an efficient use of Trustee and CMG resources.

6.  Ensuring consistent methodology used by Lipper, Morningstar, and iMoneyNet to construct performance and expense universes and groups. CMG should work with Lipper, Morningstar, and iMoneyNet to make sure that the all three data vendors apply similar techniques and standards in constructing performance and expense universes and in collecting data, if possible. If not, CMG should clearly explain to the Trustees the differences in methodology and the effect such differences may have on rankings. In addition, CMG should ensure that it applies the same ranking methodology to all Funds, including those for which Morningstar and iMoneyNet provide the underlying data.

7.  Uniformity of universes across reporting periods. CMA, based on consultations with its CIOs, has substituted vendors for purposes of universe construction, e.g. Morningstar for Lipper for certain equity Funds and iMoneyNet for Lipper for money market Funds. However, the new universes are not used for all performance periods and have not been used to recalculate last year's performance and expense figures. Therefore, it is difficult to draw useful conclusions from changes in rankings from last year to this year, or from short-term to longer-term performance periods. CMA, when it changes universes, should use both the new and the former universe in the switch-over year so that the Trustees can obtain useful information about performance and expense trends.

8.  Filtering all universes. The Lipper volumes presented to the Trustees, consistent with industry practice, compare the performance of an equity or fixed-income Fund to all other funds and all of their share classes in the Fund's performance universe. This means that the performance of a Columbia Fund A share (with a 25 basis point 12b-1 fee) or a share with no 12b-1 fee is compared to

33

many classes of competitive funds with higher distribution fees, such as deferred-sales-charge B shares and level-load C shares. Including shares classes with higher fees than the Columbia Fund share class. This improves the Nations Fund's performance relative to its peers. The difference can be meaningful. Therefore, we recommend that, in addition to the standard Lipper universe presentation, Funds in the third and fourth quintile should be ranked in a universe limited to the one share class per competitive fund whose distribution pricing most closely matches the relevant Fund. The construction of the restricted universes for equity and fixed-income funds is similar to the method used by iMoneyNet in forming performance universes for Nations money market Funds. Further, with respect to money market Funds, we suggest that they be ranked using a class that charges a distribution or service fee close to the average levied on fund assets in a universe of fund classes with comparable fees.

9.  Management fee disparities. Several disparities exist between management fees of Nations and Atlantic Funds with comparable investment strategies. To enable Trustees to identify such disparities, CMG should provide the Trustees with a table that compares management fees of Nations Funds with those of comparable Atlantic and Acorn Funds and an explanation of any significant differences. In addition, whenever CMG proposes a management fee change or expense cap for funds outside the Nations group that are comparable to Nations Funds, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to consider the applicability of the proposed change to the Nations Funds.

10.  Reduction of volume of documents submitted. As the Trustees have noted, the tendency in the fee evaluation process is for the volume of materials prepared for their consideration to increase each year as the participants in the process suggest additional data or presentations of data. However, some of the data may no longer be useful, or its usefulness may be outweighed by the burden of reviewing it. For example, we do not believe that offering two variations of cost allocation by assets is useful. We also question whether profitability data needs to be divided by distribution channel, e.g. retail vs. variable annuity. We also note that some material, especially related to complex-wide profitability, appears multiple times in the 15(c) materials. Finally, for the money market Funds, CMG should provide relative performance and expense data based on the universe that it and the Trustees consider to be most useful, rather than the current practice of providing such data for both Lipper and iMoneyNet universes.

IV. STATUS OF 2006 RECOMMENDATIONS

The 2006 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and their results.

1.  Recommendation: Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

Status: Grids providing both performance and risk rankings for equity and fixed-income funds were prepared by CMG as part of the 2007 15(c) process.

2.  Recommendation: Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

Status: At our request, CMG prepared universes limited to one class of shares per competitive fund for selected funds.

3.  Recommendation: Trustees may wish to review the level of management fees on the subadvised funds to ensure that the conditions and circumstances that warranted the premiums in the past continue to hold. If the review is undertaken, Trustees may wish to discuss with CMG the subadvisory fee paid to MCM inasmuch as CMA is MCM's largest subadvisory client and appears to be charged higher subadvisory fees than those of MCM's other large clients.

Status: The Trustees of the Nations Funds undertook such a review and negotiated breakpoints in the sub-advisory fees payable to MCM to take effect upon the sale of MCM to its management team.

4.  Recommendation: Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis

34

may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

Status: CMG questions the usefulness of such an exercise due to the many variables that can have an effect on costs and revenues as assets increase. We continue to believe that such an exercise would be helpful to the Trustees.

5.  Recommendation: If the study of economies of scale is undertaken, the Trustees may wish to use it to explore alternatives to the flat management fee currently in place for the money market Funds and the Retirement Portfolios.

Status: CMG has presented a proposal for a group-wide advisory fee incorporating breakpoints for the money-market Funds, which was approved by the Trustees.

6.  Recommendation: Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

Status: CMG dated many of the institutional accounts but was not able to determine the date of establishment for all accounts. CMG also provided data on other types of institutional accounts.

7.  Recommendation: Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

Status: We continue to believe that such a statement would help the Trustees understand CMG's business better and place the fund-by-fund profitability reports in context.

8.  Recommendation: Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

Status: CMG provided various summary statements of operations.

9.  Recommendation: Trustees may wish to consider the treatment of the revenue sharing with PB in their review of CMG's profitability.

Status: CMG provided a substantial amount of information reflecting adjustment for Private Bank expenses. We believe that all Private Bank expenses should be backed out of management-only profitability analyses, no Private Bank expenses should be backed out of all-in profitability analyses and only those PB revenue sharing payments not attributable to sub-transfer agency or sub-accounting services should be backed out of ex-distribution profitability analyses.

Respectfully submitted,
Steven E. Asher

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©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

SHC-42/139120-1207 (02/08) 08-51065

Item 2. Code of Ethics.

(a)   The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)   During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)   During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that William P. Carmichael qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR and is “independent” (as defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the six series of the registrant whose report to stockholders is included in this annual filing. Comparative fee information for fiscal year ended December 31, 2006 also includes fees for one series that was merged into the registrant.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2007 and December 31, 2006 are approximately as follows:

2007	2006
$179,000	$169,100

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2007 and December 31, 2006 are approximately as follows:

2007	2006
$26,400	$51,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2007 and 2006, Audit-Related Fees include agreed-upon procedures performed for semi-annual shareholder reports.  Fiscal year 2006 also includes Audit-Related Fees for agreed-upon procedures for fund accounting and custody conversions

During the fiscal years ended December 31, 2007 and December 31, 2006, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2007 and December 31, 2006 are approximately as follows:

2007	2006
$25,400	$27,000

Tax Fees include amounts for the review of annual tax returns and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. In fiscal year 2007, Tax Fees include the review of foreign tax filings.  Tax Fees for fiscal year 2006 also includes the review of final tax returns.

During the fiscal years ended December 31, 2007 and December 31, 2006, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2007 and December 31, 2006 are approximately as follows:

2007	2006
$0	$1,300

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above. In fiscal year 2006, All Other Fees consist of fees billed for agreed-upon procedures related to the review of the registrant’s anti-money laundering program.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2007 and December 31, 2006 are approximately as follows:

2007	2006
$796,900	$791,500

In both fiscal years 2007 and 2006, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii)

certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants.  Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations.  That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2007 and December 31, 2006 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2007 and December 31, 2006 are approximately as follows:

2007	2006
$848,700	$870,800

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11. Controls and Procedures.

(a)   The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)   There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Variable Insurance Trust I

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	February 25, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	February 25, 2008

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, Treasurer

Date	February 25, 2008